                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                GRANGES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                GRANGES, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

                                COMMON SHARES
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:(1)

                                  32,768,944
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $1.875 (2)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                                          $61,441,770
- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 $12,288.35
- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                 Schedule 14a
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                 Granges, Inc.
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                 August 23, 1996
- --------------------------------------------------------------------------------


     (1) Represents 32,768,944 shares of common stock of the Registrant to be issued to the stockholders of Da Capo Resources Ltd. which is amalgamating with the Registrant.

     (2) Based on a price of $1.875 per share of the voting common stock of the Registrant which represents the average of the high and low prices reported in trading on the American Stock Exchange on August 20, 1996.

                                  GRANGES INC.

                                      and

                             DA CAPO RESOURCES LTD.




                                JOINT MANAGEMENT

                              INFORMATION CIRCULAR

                                      for

                 Extraordinary General Meetings of Shareholders
                                 to be Held on
                           Tuesday, October 22, 1996




[GRANGES INC. LOGO]                                           [DA CAPO LOGO]






                               SEPTEMBER 16, 1996

                               TABLE OF CONTENTS


LETTER TO SHAREHOLDERS  . . . . . . . . . . . .   1         RISK FACTORS  . . . . . . . . . . . . . . . .   53

AVAILABLE INFORMATION . . . . . . . . . . . .     4         GRANGES INC.  . . . . . . . . . . . . . . . .   55
                                                                Overview  . . . . . . . . . . . . . . . .   55
INCORPORATION OF CERTAIN INFORMATION BY                         No Relationship to Da Capo Insiders   . .   56
    REFERENCE   . . . . . . . . . . . . . . .     4             Documents Incorporated By Reference   . .   56
                                                                Recent Developments   . . . . . . . . . .   56
UNCERTAINTY OF FORWARD LOOKING STATEMENTS . .     5             Share Capital   . . . . . . . . . . . . .   59
                                                                Selected Consolidated Financial and
RELATIONSHIPS WITH INDEPENDENT PUBLIC                               Operating Information of Granges  . .   59
    ACCOUNTANTS   . . . . . . . . . . . . . .     5
                                                            DA CAPO RESOURCES LTD.  . . . . . . . . . . .   60
SHAREHOLDERS' PROPOSALS . . . . . . . . . . .     5             Name and Incorporation  . . . . . . . . .   60
                                                                Business of Da Capo   . . . . . . . . . .   60
NOTICES OF EXTRAORDINARY GENERAL MEETINGS                       No Relationship to Granges Insiders   . .   61
    Granges   . . . . . . . . . . . . . . . . .   6             Properties  . . . . . . . . . . . . . . .   61
    Da Capo   . . . . . . . . . . . . . . . . .   7                 Independent Preliminary Evaluation of
                                                                        Feasibility   . . . . . . . . . .   62
SUMMARY . . . . . . . . . . . . . . . . . . .     8                 Teck Agreement  . . . . . . . . . . .   62
                                                                    Amayapampa Property   . . . . . . . .   63
WHAT A SHAREHOLDER SHOULD DO TO VOTE  . . . .    20                 Capa Circa Property   . . . . . . . .   67
                                                                    Preliminary Results and
WHAT A SHAREHOLDER SHOULD DO TO RECEIVE VISTA                           Recommendations for Development
    GOLD SHARE CERTIFICATES   . . . . . . . .    20                     of Amayapampa and Capa Circa
                                                                        Properties  . . . . . . . . . . .   71
CURRENCY EXCHANGE RATES . . . . . . . . . . .    22                 Irpa Irpa Property  . . . . . . . . .   74
                                                                    Santa Isabel Property   . . . . . . .   75
GOLD PRICES . . . . . . . . . . . . . . . . .    22                 Copacabana Property   . . . . . . . .   75
                                                                    San Gerardo Property  . . . . . . . .   77
UNITS OF MEASUREMENT  . . . . . . . . . . . .    22             Management's Discussion and Analysis of
                                                                    Financial Condition and Results of
GENERAL PROXY INFORMATION . . . . . . . . . .    23                 Operations  . . . . . . . . . . . . .   78
    Granges Inc.  . . . . . . . . . . . . . .    23             Consolidated Capitalization   . . . . . .   80
    Da Capo Resources Ltd.  . . . . . . . . .    24             Share Capital   . . . . . . . . . . . . .   80
                                                                Dividend Record   . . . . . . . . . . . .   80
THE AMALGAMATION  . . . . . . . . . . . . . .    26             Prior Sales of Securities   . . . . . . .   81
    Terms of the Amalgamation   . . . . . . .    26             Directors and Officers  . . . . . . . . .   82
    Background to and Reasons for the                           Executive Compensation  . . . . . . . . .   82
         Amalgamation . . . . . . . . . . . .    27             Indebtedness of Directors and Senior
    Terms of the Definitive Agreement   . . .    28                 Officers  . . . . . . . . . . . . . .   83
    Granges Board of Directors Review and                       Interest of Management and Others in
         Recommendation . . . . . . . . . . .    29                 Material Transactions   . . . . . . .   84
    Goepel Shields Fairness Opinion   . . . .    31             Principal Holders of Da Capo Common Shares  85
    Da Capo Board of Directors Review and                       Escrowed Shares   . . . . . . . . . . . .   85
         Recommendations  . . . . . . . . . .    32             Options to Purchase Securities and Share
    Salman Partners Fairness Opinion  . . . .    33                 Purchase Warrants   . . . . . . . . .   86
    Conditions of the Amalgamation  . . . . .    34             Legal Proceedings   . . . . . . . . . . .   87
    Income Tax Considerations   . . . . . . .    35             Material Contracts  . . . . . . . . . . .   87
    Right of Dissent  . . . . . . . . . . . .    39             Auditors  . . . . . . . . . . . . . . . .   88
    Expenses of the Amalgamation  . . . . . .    40             Registrar and Transfer Agent  . . . . . .   88

INTENTIONS OF SIGNIFICANT SHAREHOLDERS  . . .    40         CONSENTS  . . . . . . . . . . . . . . . . . .   89

DESCRIPTION OF VISTA GOLD CORP. . . . . . . .    42         CERTIFICATE OF GRANGES  . . . . . . . . . . .   91
    Business Strategy of Vista Gold   . . . .    42
    Management of Vista Gold  . . . . . . . .    43         CERTIFICATE OF DA CAPO  . . . . . . . . . . .   92
    Pro Forma Capitalization  . . . . . . . .    45
    Pro Forma Consolidated Balance Sheet of                 SCHEDULES:
         Vista Gold . . . . . . . . . . . . .    45
    Share Capital   . . . . . . . . . . . . .    47         A   Amalgamation Agreement
    Shareholder Protection Rights Plan  . . .    47         B   Proposed Granges Special Resolution
    Eligibility for Investment  . . . . . . .    51         C   Proposed Da Capo Special Resolution
    Dividend Policy   . . . . . . . . . . . .    52         D   Goepel Shields Fairness Opinion
    Auditors and Registrar and Transfer Agent    52         E   Salman Partners Fairness Opinion
                                                            F   Pro Forma Consolidated Financial Statements of
COMPARATIVE TRADING HISTORY . . . . . . . . .    52             Vista Gold
                                                            G   Consolidated Financial Statements of Granges
                                                            H   Consolidated Financial Statements of Da Capo
                                                            I   Granges Form 10-K
                                                            J   Extract from the Company Act (British
                                                                Columbia) relating to dissent and appraisal
                                                                rights

[GRANGES INC. LOGO]                                              [DA CAPO LOGO]





                                                              September 16, 1996


To the Shareholders of Granges Inc. and Da Capo Resources Ltd.


Dear Shareholders:

         We are pleased to invite you to attend extraordinary general meetings of the shareholders of Granges Inc. and Da Capo Resources Ltd. to be held in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada on Tuesday, October 22, 1996 at 10:00 a.m. and 11:00 a.m. (Vancouver time), respectively.

         At the shareholders' meetings, you will be asked to consider and vote upon the Amalgamation of Granges and Da Capo. The Amalgamation is subject to approval of the shareholders of Granges and Da Capo and approval by the British Columbia Supreme Court. Under the Amalgamation, shareholders of Granges will receive one common share in the amalgamated company and collectively the shareholders of Granges will hold 66.3% of its share capital on a fully diluted basis. Under the Amalgamation, the shareholders of Da Capo will receive two common shares of the amalgamated company for each common share held in Da Capo. The shareholders of Da Capo collectively will hold 33.7% of the fully diluted share capital of the new company, which will adopt the name "Vista Gold Corp.".

         After the Amalgamation is completed, Vista Gold will be a well financed mid-tier gold producer with substantial reserves and a large portfolio of properties located in North and South America. At its inception, the amalgamated company will have 100,000 ounces of gold production per year from the efficient Hycroft mine in Nevada which, in 1995, produced 101,000 ounces at a cash cost of U.S. $272 per ounce. Based on planned development and expansion projects, annual gold production over the next three years is expected to grow to approximately 300,000 ounces from mines located in the United States, Bolivia and Venezuela. Vista Gold's development plans will call for the immediate completion of a feasibility study for the Amayapampa-Capa Circa project in Bolivia leading to expected construction and start-up by mid- 1998. Similar plans are also underway for the Guariche project in Venezuela with an anticipated start-up during 1998.

         The new company will start off with gold mineralization totalling 4.4 million ounces. Proven and probable mineable reserves will total 1.5 million ounces, based solely on the reserves at the Hycroft mine and the Amayapampa-Capa Circa project. Additional drilling of the Amayapampa-Capa Circa project and the Guariche project, which is planned for the second half of 1996, is expected to add significantly to mineable reserves.

         Vista Gold will have a broad portfolio of additional exploration properties in Bolivia, Canada, Ecuador, the United States and Venezuela in various stages of development. It will also have a strong balance sheet, with approximately U.S. $27.0 million in working capital and no long term debt.

         The Amalgamation is structured so that Canadian and United States shareholders who hold their shares of Granges or Da Capo as capital property will receive a tax-deferred rollover into common shares of the amalgamated company for Canadian income tax purposes. For U.S. federal income tax purposes, the transaction should constitute a non-taxable reorganization transaction and U.S. shareholders generally should not be subject to tax on the transaction.

         The Amalgamation is a complex transaction. The attached Joint Management Information Circular provides a detailed description of the terms of the Amalgamation and includes certain financial statements and other information in respect of Granges and Da Capo, and pro forma financial statements in respect of the new company, to assist you in considering the matter to be voted upon. You are urged to review this information carefully and, if you require assistance, to consult your legal, financial or income tax advisors.

RECOMMENDATIONS

         The Board of Directors of Granges has received a written opinion of Goepel Shields & Partners Inc. dated September 16, 1996 which is reproduced in full as Schedule D to the Joint Management Information Circular. The holders of common shares in Granges are urged to carefully read the opinion of Goepel Shields in its entirety. Based on the written opinion of its financial advisor and other factors (which are reviewed in detail in the Joint Management Information Circular), and after careful consideration, the Board of Directors of Granges determined that the terms of the Amalgamation are in the best interests of Granges and are fair and reasonable to the shareholders of Granges. ACCORDINGLY, THE BOARD OF DIRECTORS OF GRANGES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF GRANGES VOTE IN FAVOUR OF THE SPECIAL RESOLUTION APPROVING THE AMALGAMATION TO BE CONSIDERED AT THE SPECIAL MEETING.

         The Board of Directors of Da Capo has received a written opinion of Salman Partners Inc. dated September 16, 1996 which is reproduced in full as Schedule E to the Joint Management Information Circular. The holders of common shares in Da Capo are urged to carefully read the opinion of Salman Partners in its entirety. Based on the written opinion of its financial advisor and other factors (which are reviewed in detail in the Joint Management Information Circular), and after careful consideration, the Board of Directors of Da Capo has determined that the terms of the Amalgamation are in the best interests of Da Capo and are fair and reasonable to the shareholders of Da Capo. ACCORDINGLY, THE BOARD OF DIRECTORS OF DA CAPO UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF DA CAPO VOTE IN FAVOUR OF THE SPECIAL RESOLUTION APPROVING THE AMALGAMATION TO BE CONSIDERED AT THE SPECIAL MEETING.

PRINCIPAL SHAREHOLDERS SUPPORT THE AMALGAMATION

         The principal shareholders of Granges and Da Capo, who are Atlas Corporation and Ross Beaty, respectively, have agreed to support and vote in favour of the Amalgamation. If the Amalgamation is approved by the shareholders of Granges and Da Capo, Atlas Corporation will hold 12.6% of the fully diluted common shares of Vista Gold and Ross Beaty and his associated companies will hold 8.8%.

PROCEDURE FOR EXCHANGE

         The Amalgamation will become effective on November 1, 1996. Assuming that all necessary shareholder, regulatory and court approvals are obtained, the shareholders of Granges and Da Capo will receive certificates representing common shares in Vista Gold after they have completed and returned a copy of the Letter of Transmittal (printed on white paper for Granges shareholders and printed on blue paper for Da Capo shareholders) which accompanies the Joint Management Information Circular, together with the certificates representing their Granges and Da Capo common shares. In order to receive their new common shares as soon as possible, Granges and Da Capo shareholders should deliver the Letter of Transmittal and their Granges and Da Capo common shares to one of the offices of Montreal Trust Company of Canada set out in the Letter of Transmittal immediately after the extraordinary general meetings of the shareholders of Granges and Da Capo.

ATTENDANCE AT MEETING

         Because of the importance of the matters to be considered at the extraordinary general meetings, your shares should be represented whether or not you are able to attend in person. See "What a Shareholder Should do to Vote" on page 20 of the Joint Management Information Circular for instructions on the actions to be taken by shareholders in connection with the meetings. If you are unable to attend the meeting in person, we would appreciate you taking the time now to sign, date and return the enclosed proxy (printed on yellow paper in the case of Granges shareholders and green paper in the case of Da Capo shareholders) in the enclosed postage prepaid envelopes so that your shares can be voted at the extraordinary general meeting in accordance with your instructions.


                                Yours sincerely,



   (signed) MICHAEL B. RICHINGS                        (signed) ROSS J. BEATY
President and Chief Executive Officer                         President
          Granges Inc.                                  Da Capo Resources Ltd.

                             AVAILABLE INFORMATION

         Granges Inc. ("Granges") is subject to the informational requirements of the Securities Exchange Act of 1934 as amended (the "Exchange Act") and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available for inspection and copying at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the regional offices of the SEC located at 7 World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60601. Copies of such materials can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 at the prescribed rates. Granges' common shares are listed on the American Stock Exchange and, as a result, the periodic reports, proxy statements and other information filed by Granges with the SEC can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10005.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         Granges' (i) Annual Report on Form 10-K for the year ended December 31, 1995, including the consolidated financial statements and schedule of Granges and the report thereon by Coopers & Lybrand (the "Form 10-K"), (ii) Quarterly Report on Form 10-Q for the three month period ended June 30, 1996 and Quarterly Report on Form 10-Q for the three month period ended March 31, 1996 (the "Form 10-Qs"), and (iii) Current Reports on Form 8-K dated July 31, 1996 (two), July 2, 1996, June 24, 1996, June 11, 1996, May 9, 1996, May 3,
1996, April 16, 1996, April 9, 1996, March 20, 1996, March 1, 1996, February
26, 1996 and January 17, 1996 respectively, are each hereby incorporated by reference herein.

         ALL DOCUMENTS FILED BY GRANGES WITH THE SEC PURSUANT TO SECTIONS 13(A), 13(C), 14 OR 15(D) OF THE EXCHANGE ACT AFTER THE DATE OF THIS JOINT MANAGEMENT INFORMATION CIRCULAR AND PRIOR TO THE DATE OF THE EXTRAORDINARY GENERAL MEETING OF GRANGES SHALL BE DEEMED INCORPORATED BY REFERENCE IN THIS JOINT MANAGEMENT INFORMATION CIRCULAR AND TO BE A PART HEREOF FROM THE DATE OF FILING OF SUCH DOCUMENTS. ANY STATEMENT CONTAINED IN THIS JOINT MANAGEMENT INFORMATION CIRCULAR OR IN A DOCUMENT INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE IN THIS JOINT MANAGEMENT INFORMATION CIRCULAR SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS JOINT MANAGEMENT INFORMATION CIRCULAR TO THE EXTENT THAT A STATEMENT CONTAINED IN THIS JOINT MANAGEMENT INFORMATION CIRCULAR OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT THAT ALSO IS OR IS DEEMED TO BE INCORPORATED BY REFERENCE HEREIN MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY SUCH STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS JOINT MANAGEMENT INFORMATION CIRCULAR.

         THE MODIFYING OR SUPERSEDING STATEMENT NEED NOT STATE THAT IT HAS MODIFIED OR SUPERSEDED A PRIOR STATEMENT OR INCLUDE ANY OTHER INFORMATION SET FORTH IN THE DOCUMENT THAT IT MODIFIES OR SUPERSEDES. THE MAKING OF A MODIFYING OR SUPERSEDING STATEMENT SHALL NOT BE DEEMED AN ADMISSION FOR ANY PURPOSES THAT THE MODIFIED OR SUPERSEDED STATEMENT, WHEN MADE, CONSTITUTED A MISREPRESENTATION, AN UNTRUE STATEMENT OF MATERIAL FACT OR AN OMISSION TO STATE A MATERIAL FACT THAT IS REQUIRED TO BE STATED OR THAT IS NECESSARY TO MAKE A STATEMENT NOT MISLEADING IN LIGHT OF THE CIRCUMSTANCES IN WHICH IT WAS MADE. ANY STATEMENT AS MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS JOINT MANAGEMENT INFORMATION CIRCULAR.

         Granges undertakes to provide without charge to each person to whom a copy of this Joint Management Information Circular has been delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this Joint Management Information Circular incorporates. Written or oral requests for such copies should be directed to Granges, 709 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, Attention:
Nancy A. Larson, Corporate Secretary/Manager Investor Relations, telephone number (604) 687-2831.

         No person is authorized to give any information or to make any representations not contained in this Joint Management Information Circular or in the documents incorporated herein by reference in connection with the solicitation made hereby and, if given or made, such information or representations should not be relied upon as having been authorized by Granges or Da Capo Resources Ltd. ("Da Capo"). This Joint Management Information Circular does not constitute the solicitation of a proxy from any person in any jurisdiction in which it is unlawful to make such proxy solicitation. The delivery of this Joint Management Information Circular shall not, under any circumstances, create an implication that there has not been any change in the affairs of Granges or Da Capo since the date of this Joint Management Information Circular other than as set forth in the documents incorporated herein by reference.

         THIS JOINT MANAGEMENT INFORMATION CIRCULAR INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON WRITTEN OR ORAL REQUEST FROM GRANGES, 709 - 700 WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 1G8, ATTENTION:
NANCY A. LARSON, CORPORATE SECRETARY/MANAGER INVESTOR RELATIONS, TELEPHONE NUMBER (604) 687-2831. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY OCTOBER 10, 1996.


                   UNCERTAINTY OF FORWARD LOOKING STATEMENTS

         This Joint Management Information Circular, including the letter to shareholders of Granges and Da Capo and any documents that are incorporated by reference as set forth in "Incorporation of Certain Information by Reference", contains forward looking statements concerning, among other things, projected annual gold production, mineralization and mineable reserves and cash operating costs. Such statements are typically punctuated by words or phrases such as "anticipate", "estimate", "projects", "foresee", "management believes", "Granges believes" and words or phrases of similar import. Such statements are subject to certain risks, uncertainties or assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors that could cause actual results to differ materially from those in the foregoing forward-looking statements are identified in this Joint Management Information Circular under "Risk Factors". Granges, Da Capo and Vista Gold assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements.


               RELATIONSHIPS WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand has acted as independent public accountants for Granges since June 31, 1984. It is expected that representatives of Coopers & Lybrand will be present at the extraordinary general meeting of Granges to respond to appropriate questions of shareholders and to make a statement if such representatives so desire.


                            SHAREHOLDERS' PROPOSALS

         A shareholder of Granges (a "Granges Shareholder") who wishes to present a proposal to be considered at the 1997 annual general meeting of the Granges Shareholders and who wishes to have such a proposal presented in the Management Information and Proxy Circular of Granges, must deliver such proposal in writing to the Corporate Secretary/Manager Investor Relations of Granges at 709 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 no later than January 23, 1997.

                                  GRANGES INC.


                    NOTICE OF EXTRAORDINARY GENERAL MEETING


         NOTICE IS HEREBY GIVEN THAT an Extraordinary General Meeting (the "Granges Meeting") of the members (the "Granges Shareholders") of Granges Inc. ("Granges") will be held in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada V6C 2W6 on Tuesday, October 22, 1996 at 10:00 a.m. (Vancouver time), for the following purposes:

         (a) to consider and, if thought appropriate, to pass a special resolution of the Granges Shareholders approving the amalgamation agreement (the "Amalgamation Agreement") dated September 16, 1996 between Granges and Da Capo Resources Ltd. (the full text of the proposed special resolution is set out in Schedule B to the accompanying Joint Management Information Circular which forms part of this Notice);

         (b) to consider any amendment to or variations of any matters identified in this Notice; and

         (c) to transact all such other business as may properly come before the Granges Meeting or any adjournment or adjournments thereof.

         A copy of the Amalgamation Agreement is attached as Schedule A to the Joint Management Information Circular which forms part of this Notice.

         Take notice that pursuant to the Company Act (British Columbia) (the "Company Act") you may, until October 29, 1996, give Granges by registered mail addressed to Granges at 709-700 West Pender Street, Vancouver, British Columbia, V6C 1G8, Attention: Nancy A. Larson, Corporate Secretary/Manager Investor Relations, a notice of dissent with respect to the special resolution to approve the Amalgamation Agreement. As a result of giving notice of dissent you may, on receiving from Granges a notice of intention to act under section 231 of the Company Act, require the amalgamated company to purchase for their fair value all your common shares in the capital of Granges in respect of which the notice of dissent was given. See "The Amalgamation - Right of Dissent" in the accompanying Joint Management Information Circular.

         Accompanying this Notice are: (i) a Joint Management Information Circular; (ii) a form of proxy and notes thereto (printed on yellow paper); and
(iii) a Letter of Transmittal (printed on white paper). If you are unable to attend the meeting in person, kindly read the notes accompanying the enclosed form of proxy and complete and return the instrument of proxy within the time and to the location set out therein.

         This Joint Management Information Circular and the form of proxy are first being sent to Granges Shareholders on approximately September 20, 1996.

         DATED at Vancouver, British Columbia, this 16th day of September,
1996.




                                                BY ORDER OF THE BOARD



                                                (signed) NANCY A. LARSON,
                                                Corporate Secretary/
                                                Manager Investor Relations

                             DA CAPO RESOURCES LTD.


                    NOTICE OF EXTRAORDINARY GENERAL MEETING


         NOTICE IS HEREBY GIVEN THAT an Extraordinary General Meeting (the "Da Capo Meeting") of the members (the "Da Capo Shareholders") of Da Capo Resources Ltd. ("Da Capo") will be held in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada V6C 2W6 on Tuesday, October 22, 1996 at 11:00 a.m. (Vancouver time), for the following purposes:

         (a) to consider and, if thought appropriate, to pass a special resolution of the Da Capo Shareholders approving the amalgamation agreement (the "Amalgamation Agreement") dated September 16, 1996 between Da Capo and Granges Inc. (the full text of the proposed special resolution is set out in Schedule C to the accompanying Joint Management Information Circular which forms part of this Notice);

         (b) to consider any amendment to or variations of any matters identified in this Notice; and

         (c) to transact all such other business as may properly come before the Da Capo Meeting or any adjournment or adjournments thereof.

         A copy of the Amalgamation Agreement is attached as Schedule A to the Joint Management Information Circular which forms part of this Notice.

         Take notice that pursuant to the Company Act (British Columbia) (the "Company Act") you may, until October 29, 1996, give Da Capo by registered mail addressed to Da Capo at 1500-625 Howe Street, Vancouver, British Columbia, V6C 2T6, Attention: Gordon Jang, Secretary, a notice of dissent with respect to the special resolution to approve the Amalgamation Agreement. As a result of giving notice of dissent you may, on receiving from Da Capo a notice of intention to act under section 231 of the Company Act, require the amalgamated company to purchase for their fair value all your common shares in the capital of Da Capo in respect of which the notice of dissent was given. See "The Amalgamation - Right of Dissent" in the accompanying Joint Management Information Circular.

         Accompanying this Notice are: (i) a Joint Management Information Circular; (ii) a form of proxy and notes thereto (printed on green paper); and
(iii) a Letter of Transmittal (printed on blue paper). If you are unable to attend the meeting in person, kindly read the notes accompanying the enclosed form of proxy and complete and return the instrument of proxy within the time and to the location set out therein.

         This Joint Management Information Circular and the form of proxy are first being sent to Da Capo Shareholders on approximately September 20, 1996.

         DATED at Vancouver, British Columbia, this 16th day of September,
1996.




                                                   BY ORDER OF THE BOARD



                                                   (signed) GORDON JANG,
                                                   Secretary

                                    SUMMARY

The following is a summary of, and is qualified in its entirety by, the more detailed information and financial statements appearing or referred to elsewhere in this Joint Management Information Circular including the schedules hereto. Certain capitalized words and terms used in this summary are defined in the Joint Management Information Circular.


                                 THE COMPANIES

GRANGES INC.

         Granges Inc. ("Granges") is a public British Columbia company whose common shares are listed on The Toronto Stock Exchange and the American Stock Exchange. Granges is engaged, directly and through joint ventures, in the operation, development and exploration of mineral properties in the United States, Canada, Venezuela and Ecuador. Since 1971, Granges and its predecessor companies, previously owned by Granges AB of Sweden, have held participating interests in six mines, four of which were discovered by Granges. Granges has operated four of the six mines. Granges' principal mining operation is the Hycroft mine (formerly known as the Crofoot/Lewis mine) in the United States which produces gold and by-product silver. In 1995, the Hycroft mine produced approximately 101,000 ounces of gold at a cash cost of U.S.$272 per ounce. Granges also has 22 undeveloped mineral properties covering approximately 180,800 hectares (446,750 acres) in various stages of evaluation. In 1995, Granges acquired a 41 percent equity interest in Zamora Gold Corp., a Canadian mineral exploration company that controls a large land position in the Nambija gold district of southern Ecuador. In 1996, Granges acquired an option to purchase the Guariche mining concessions in Venezuela. See "Granges Inc.".

DA CAPO RESOURCES LTD.

         Da Capo Resources Ltd. ("Da Capo") is a public British Columbia company whose common shares are listed on the Vancouver Stock Exchange. Da Capo is a mineral exploration and development company engaged in locating, acquiring, exploring and developing gold properties in Bolivia. Da Capo's principal gold project is located in south-central Bolivia and consists of two partially-explored gold deposits on properties which Da Capo has recently acquired interests in. These properties, the Amayapampa property and the Capa Circa property, are located ten kilometres apart and are very similar geologically. Da Capo is currently assessing the feasibility of development of the Amayapampa and Capa Circa properties through two open pit mines that would supply ore to a centralized processing facility. Da Capo also holds or has rights to acquire interests in four other undeveloped mineral properties covering approximately 13,900 hectares (5,607 acres) located in the same region of Bolivia. See "Da Capo Resources Ltd. - Business of Da Capo".


                         EXTRAORDINARY GENERAL MEETINGS

DATE, TIME AND PLACE OF MEETINGS

         The Extraordinary General Meeting (the "Granges Meeting") of the members of Granges (the "Granges Shareholders") will be held on Tuesday, October 22, 1996 at 10:00 a.m. (Vancouver time) in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada.

         The Extraordinary General Meeting (the "Da Capo Meeting") of the members of Da Capo (the "Da Capo Shareholders") will be held on Tuesday, October 22, 1996 at 11:00 a.m. (Vancouver time) in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada.

RECORD DATE FOR VOTING

         The record date for voting for both the Granges Meeting and the Da Capo Meeting is the close of business on September 17, 1996.

PURPOSE OF MEETINGS

         The purpose of both the Granges Meeting and the Da Capo Meeting is to consider and, if thought appropriate, to pass a special resolution approving the amalgamation agreement (the "Amalgamation Agreement") dated September 16, 1996 between Granges and Da Capo under which Granges and Da Capo have agreed to amalgamate and merge into a single corporate entity to be called "Vista Gold Corp.".

COURT APPROVAL

         The Company Act (British Columbia) requires that, after approval of the Amalgamation Agreement by the shareholders of Granges and Da Capo, an application must be made to the British Columbia Supreme Court (the "Court") for an order approving the amalgamation of Granges and Da Capo (the "Amalgamation"). The Court may, having regard to the rights and interests of every shareholder and creditor affected, approve the Amalgamation either as presented or subject to terms and conditions the Court considers appropriate or the Court may dismiss the application. On the application for approval by the Court, the Court must examine all the relevant facts and satisfy itself that all parties to the Amalgamation are being fairly dealt with. Any creditor or shareholder of Granges or Da Capo is entitled to be heard at the time of the application to the Court.


                                THE AMALGAMATION

TERMS OF AMALGAMATION

         The Amalgamation is expected to become effective on November 1, 1996 (the "Effective Date"). Upon the Amalgamation becoming effective, Granges and Da Capo will amalgamate and continue as one company under the name "Vista Gold Corp." (hereinafter referred to as "Vista Gold"). The shares of Granges and Da Capo will be exchanged or cancelled on the following basis:

         o each issued and outstanding common share of Granges shall be exchanged for one common share of Vista Gold;

         o each issued and outstanding common share of Da Capo shall be exchanged for two common shares of Vista Gold; and

         o each authorized but unissued common share and preferred share of Granges and each authorized but unissued common share of Da Capo shall be cancelled.

         After the Amalgamation, the current Granges Shareholders will hold
63.0 percent of Vista Gold's outstanding share capital (66.3 percent on a fully diluted basis) and the current Da Capo Shareholders will hold 37.0 percent of Vista Gold's outstanding share capital (33.7 percent on a fully diluted basis).

         The initial board of directors of Vista Gold will be comprised of David R. Sinclair, Michael B. Richings, William M. Calhoun, James H. Dunnett,
C. Thomas Ogryzlo, Keith Steeves, Alan G. Thompson and Peter Walton, who are presently directors of Granges, and Ross J. Beaty, who is presently a director of Da Capo. Key management personnel of Vista Gold will include David R. Sinclair as Chairman of the Board, Ross J. Beaty as Vice Chairman of the Board, Michael B. Richings as President and Chief Executive Officer, Amjad J. Ali as Vice President Finance and Chief Financial Officer and Ronald J. McGregor as Vice President Operations and Development.

BACKGROUND TO AND REASONS FOR THE AMALGAMATION

         Following extensive discussions and negotiations between management of Granges and Da Capo, on July 31, 1996 the Boards of Directors of Granges and Da Capo unanimously approved the amalgamation of Granges and Da Capo to create a single corporate entity on the terms set out above, subject to shareholder, court and regulatory approval, the receipt of support agreements to vote in favour of the Amalgamation from Atlas Corporation ("Atlas"), the principal shareholder of Granges, and Ross J. Beaty and his associated companies, the principal shareholders of Da Capo, Granges and Da Capo entering into a definitive agreement for the amalgamation and the satisfactory completion of due diligence by both Granges and Da Capo.

         The underlying reason for the proposed amalgamation was that a variety of benefits would result from the Amalgamation although the impact of each may vary for each company. Those benefits include:

         o increased gold production, from an initial level of 100,000 ounces of gold production per year from the Hycroft mine in Nevada which is expected to increase up to approximately 300,000 ounces of gold production per year by 1999 with the development of new mines located in Bolivia and Venezuela;

         o lower gold production costs, from current cash production costs of U.S. $287 per ounce which are expected to decline to an average cash production cost below U.S. $200 per ounce by 1999;

         o increased proven and probable reserves of 1.5 million ounces and an increased gold mineral reserve totalling 4.4 million ounces;

         o a more diverse portfolio of exploration properties, combining Granges' exploration prospects in the United States, Canada, Venezuela and Ecuador with Da Capo's exploration prospects in Bolivia;

         o more exposure to potential investment opportunities through Vista Gold's greater size, geographical diversity and financial strength;

         o enhanced management depth and diversity, with management of Vista Gold consisting of the current management team of Granges, augmented by the addition of Ross J. Beaty, the current President of Da Capo, as Vice Chairman of the Board of Vista Gold and the addition of members of Da Capo's geological team in Bolivia as employees or consultants of Vista Gold;

         o a strong balance sheet, with approximately US$27.0 million in working capital and no long term debt, which will facilitate the development of the Amayapampa-Capa Circa project in Bolivia and the Guariche project in Venezuela and allow an active search for other investment opportunities;

         o increased market capitalization, which will permit Vista Gold to qualify for short form prospectus offerings in Canada and will enhance access to equity and debt markets for financing; and

         o larger stock market float and potential enhancement of trading liquidity relative to the current float and liquidity of Granges and Da Capo as separate companies.

TERMS OF DEFINITIVE AGREEMENT

         Following completion of Granges' and Da Capo's due diligence review and the receipt of support agreements to vote in favour of the Amalgamation from Atlas and Mr. Beaty and his associated companies on August 16 and August 6, 1996, respectively, Granges and Da Capo entered into a definitive agreement (the "Definitive Agreement") dated August 16, 1996 to amalgamate the two companies.


         Under the Definitive Agreement, the implementation of the Amalgamation is subject to a number of conditions for the benefit of Granges and Da Capo, including:

         (a) the Amalgamation being approved by the Granges Shareholders, the Da Capo Shareholders and the Court;

         (b) the Board of Directors of either Granges or Da Capo not withdrawing or adversely modifying its approval or recommendation to their respective shareholders to vote in favour of the Amalgamation;

         (c) the holders of more than five percent of the outstanding common shares in Granges or the outstanding common shares in Da Capo not exercising their right of dissent in connection with the Amalgamation; or

         (d) the Amalgamation being consummated on or before December 31, 1996.

See "The Amalgamation - Terms of Definitive Agreement".

         The Definitive Agreement also provides that if the Granges Shareholders fail to approve the Amalgamation or the Amalgamation is not completed on or before December 31, 1996 as a result of fault on the part of, or anything within the control of, Granges, then Granges is required to pay U.S.$250,000 to Da Capo.

GRANGES BOARD OF DIRECTORS REVIEW

         Goepel Shields & Partners Inc. ("Goepel Shields") was engaged on September 12, 1996 as financial advisor to Granges and the Board of Directors of Granges, to advise and assist the Board of Directors in its review of the terms of the Amalgamation. The Board of Directors of Granges has reviewed in detail the basis for the Amalgamation, the Definitive Agreement, the fairness opinion (the "Goepel Shields Fairness Opinion") dated September 16, 1996 prepared by Goepel Shields and the agreement dated August 16, 1996 under which Granges' 22.8 percent shareholder, Atlas, agreed to support the Amalgamation. Based on its review, the Board of Directors of Granges has determined that the Amalgamation is in the best interest of Granges and is fair and reasonable to the Granges Shareholders. Accordingly, the Board of Directors of Granges has unanimously approved the Amalgamation, the Amalgamation Agreement and this Joint Management Information Circular and its submission to the Granges Shareholders for approval at the Granges Meeting. Subsequent to the approval of the Amalgamation by the Board of Directors of Granges, the Amalgamation Agreement was entered into by Granges and Da Capo.

GOEPEL SHIELDS FAIRNESS OPINION

         Goepel Shields was retained by Granges and the Board of Directors of Granges to provide a fairness opinion on the terms of the Amalgamation to Granges Shareholders. On September 16, 1996, Goepel Shields delivered to the Board of Directors of Granges the Goepel Shields Fairness Opinion in which Goepel Shields advised that the terms of the Amalgamation and the exchange ratios contemplated thereby are fair to the Granges Shareholders from a financial point of view. The full text of the Goepel Shields Fairness Opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Goepel Shields in rendering its opinion, is reproduced in full as Schedule D to this Joint Management Information Circular. GRANGES SHAREHOLDERS ARE URGED TO READ THE GOEPEL SHIELDS FAIRNESS OPINION CAREFULLY AND IN ITS ENTIRETY.

DA CAPO BOARD OF DIRECTORS REVIEW

         Salman Partners Inc. ("Salman Partners") was engaged on August 16, 1996 as financial advisor to the Board of Directors of Da Capo to advise and assist the Board of Directors in its review of the terms of the Amalgamation. The members of the Board of Directors of Da Capo held numerous formal and informal meetings between mid-June 1996 and September 16, 1996 to review the terms of the Amalgamation. The Board of Directors of Da Capo has reviewed in detail the basis for the Amalgamation, the Definitive Agreement, the fairness opinion (the "Salman Partners Fairness Opinion") dated September 16, 1996 prepared by Salman Partners and the agreement dated August 6, 1996 under which Da Capo's 27.0 percent shareholders, Ross J. Beaty and his associated companies, agreed to support the Amalgamation. Based on this review and its consideration of additional issues, the Board of Directors of Da Capo has determined that the Amalgamation is in the best interest of Da Capo and is fair and reasonable to the Da Capo Shareholders. Accordingly, the Board of Directors of Da Capo has unanimously approved the Amalgamation, the Amalgamation Agreement and this Joint Management Information Circular and its submission to the Da Capo Shareholders for approval at the Da Capo Meeting. Subsequent to the approval of the Amalgamation by the Board of Directors of Da Capo, the Amalgamation Agreement was entered into by Granges and Da Capo.

SALMAN PARTNERS FAIRNESS OPINION

         Salman Partners was retained by the Board of Directors of Da Capo to provide a fairness opinion on the terms of the Amalgamation to the Da Capo Shareholders. On September 16, 1996 Salman Partners delivered to the Board of Directors of Da Capo the Salman Partners Fairness Opinion, in which Salman Partners advised that the terms of the Amalgamation are fair to the Da Capo Shareholders from a financial point of view. The full text of the Salman Partners Fairness Opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Salman Partners in rendering its opinion, is reproduced in full as Schedule E to this Joint Management Information Circular. DA CAPO SHAREHOLDERS ARE URGED TO READ THE SALMAN PARTNERS FAIRNESS OPINION CAREFULLY AND IN ITS ENTIRETY.

- -------------------------------------------------------------------------------

                     RECOMMENDATIONS OF BOARDS OF DIRECTORS

          THE BOARD OF DIRECTORS OF GRANGES UNANIMOUSLY RECOMMENDS THAT THE GRANGES SHAREHOLDERS VOTE IN FAVOUR OF THE SPECIAL RESOLUTION APPROVING THE AMALGAMATION AT THE GRANGES MEETING.

          THE BOARD OF DIRECTORS OF DA CAPO UNANIMOUSLY RECOMMENDS THAT THE DA CAPO SHAREHOLDERS VOTE IN FAVOUR OF THE SPECIAL RESOLUTION APPROVING THE AMALGAMATION AT THE DA CAPO MEETING.

- -------------------------------------------------------------------------------

CONDITIONS OF THE AMALGAMATION

         In order for the Amalgamation to be implemented, a special resolution approving the Amalgamation Agreement (the "Granges Resolution") must be approved by not less than 3/4 of the votes cast by Granges Shareholders entitled to vote and represented in person or by proxy at the Granges Meeting and a special resolution approving the Amalgamation Agreement (the "Da Capo Resolution") must also be approved by not less than 3/4 of the votes cast by Da Capo Shareholders entitled to vote and represented in person or by proxy at the Da Capo Meeting.

         If the Granges Resolution is approved at the Granges Meeting and the Da Capo Resolution is approved at the Da Capo Meeting, Granges and Da Capo intend to make a joint application to the Supreme Court of British Columbia (the "Court") at 10:00 a.m. (Vancouver time) on October 30, 1996, or as soon thereafter as they may be heard, for an order approving the Amalgamation. Any Granges Shareholder or Da Capo Shareholder is entitled to be heard at this application.

         Notwithstanding approval of the Amalgamation Agreement by the Granges Shareholders and Da Capo Shareholders and by the Court, the directors of either Granges or Da Capo may, on their own initiative, subject to the terms and conditions of the Amalgamation Agreement, terminate the implementation of the Amalgamation at any time prior to the issue of the certificate by the Registrar of Companies for British Columbia giving effect to the Amalgamation. See "The Amalgamation - Conditions of the Amalgamation".

RIGHT OF DISSENT

         Granges Shareholders and Da Capo Shareholders who vote against or who abstain from voting on the special resolutions to approve the Amalgamation Agreement have a right of dissent which entitles them to be paid the fair value of their common shares of Granges or Da Capo, respectively, as determined by the Court. Exercise of the right of dissent requires strict compliance with the provisions of the Company Act (British Columbia) (the "Company Act") and applicable law. See "The Amalgamation - Right of Dissent".

CANADIAN AND UNITED STATES INCOME TAX CONSEQUENCES

         Shareholders of Granges and Da Capo who hold their shares as capital property and who receive shares of Vista Gold will be deemed to have disposed of their shares for proceeds of disposition equal to the adjusted cost base to them of those shares immediately before the Effective Date so that no gain or loss will be recognized for Canadian income tax purposes in respect thereof. Such shareholders will be deemed to have acquired common shares of Vista Gold at a cost equal to such proceeds.

         If the common shares of Granges or Da Capo constitute "taxable Canadian property" to a shareholder, then the shares of Vista Gold received by shareholders will also constitute "taxable Canadian property". See "The Amalgamation - Income Tax Considerations - Canada".

         Granges and Da Capo believe that the respective amalgamations of Granges and Da Capo into Vista Gold will constitute reorganizations described in section 368(a) of the United States Internal Revenue Code of 1986 (the "Code"). Accordingly, United States holders of common shares of Granges and Da Capo who receive only common shares of Vista Gold should receive tax-deferred treatment, provided such holders file the notice under section 367(b) of the Code and provided further that the otherwise tax-free status is not overridden by the "passive foreign investment corporation" rules under section 1291 of the Code. See "The Amalgamation - Income Tax Considerations - United States of America".

         Shareholders should consult their own tax advisors with respect to their particular circumstances.

SHARE CAPITAL OF VISTA GOLD

         Vista Gold will be authorized to issue 3,000,000,000 shares divided into 2,500,000,000 common shares without par value and 500,000,000 preferred shares without par value. See "Description of Vista Gold - Share Capital". After giving effect to the Amalgamation, there will be 88,650,405 common shares of Vista Gold outstanding (100,759,904 common shares on a fully diluted basis assuming the exercise of all outstanding stock options and common share purchase warrants of Granges and Da Capo). Vista Gold will adopt a stock option plan identical to the existing Stock Option Plan of Granges and, after giving effect to the Amalgamation, all outstanding stock options and common share purchase warrants exercisable to acquire common shares of Granges will become exercisable to acquire common shares of Vista Gold upon the same terms and at the same price at which they were originally issued. After giving effect to the Amalgamation, each outstanding stock option exercisable to acquire one common share of Da Capo will become exercisable to acquire two common shares of Vista Gold at one-half of the original exercise price. See "Description of Vista Gold Corp. - Share Capital".

         Approval of The Toronto Stock Exchange and the American Stock Exchange is required to effect the substitutional listing of the common shares of Vista Gold to be issued on the Effective Date of the Amalgamation. The common shares of Granges are listed on The Toronto Stock Exchange and the American Stock Exchange under the trading symbol "GXL". The Toronto Stock Exchange and the

American Stock Exchange have preliminarily indicated that they will continue to list the common shares of Vista Gold after consummation of the Amalgamation under the trading symbol "VGZ". Prior to the consummation of the Amalgamation, Granges anticipates that it will file a supplemental listing application to list the common shares of Vista Gold that Da Capo Shareholders will own immediately following the consummation of the Amalgamation.

         Each common share of Vista Gold will have attached to it one right issued pursuant to the current Shareholder Protection Rights Agreement ("Rights Agreement") dated May 1, 1996 between Granges and Montreal Trust Company of Canada. In accordance with the Rights Agreement, the Amalgamation Agreement stipulates that Vista Gold will assume all obligations of Granges under the Rights Agreement.

STOCK MARKET PRICES

         The closing price of the common shares of Granges on The Toronto Stock Exchange and on the American Stock Exchange was Cdn. $2.01 and U.S. $1.56, respectively, on July 31, 1996, immediately preceding the announcement of the proposed Amalgamation, and Cdn. $2.13 and U.S. $1.50, respectively, on September 13, 1996, which was the last day on which the common shares of Granges traded prior to the approval of the Amalgamation Agreement by the Boards of Directors of Granges and Da Capo.

         The closing price of the common shares of Da Capo on the Vancouver Stock Exchange was Cdn. $3.90 on July 31, 1996, immediately preceding the first announcement of the proposed Amalgamation, and Cdn. $3.75 on September 13, 1996, which was the last day on which the common shares of Da Capo traded prior to the approval of the Amalgamation Agreement by the Boards of Directors of Granges and Da Capo. See "Comparative Trading History".


                     INTENTIONS OF SIGNIFICANT SHAREHOLDERS

         As of September 15, 1996, the only person known to Granges who beneficially owns common shares of Granges carrying more than ten percent of the votes attached to all common shares of Granges was Atlas. Atlas beneficially owns, directly or indirectly, 12,714,900 common shares of Granges, which represents 22.8 percent of Granges' outstanding common shares.

         As of September 15, 1996, the only person known to Da Capo who beneficially owns common shares of Da Capo carrying more than ten percent of the votes attached to all common shares of Da Capo was Ross J. Beaty. Ross J. Beaty beneficially owns, directly or indirectly through associated companies, 4,421,308 common shares of Da Capo, which represents 27.0 percent of Da Capo's outstanding common shares.

         On August 6, 1996 and August 16, 1996, Mr. Beaty and his associated companies and Atlas, respectively, entered into separate agreements with Granges and Da Capo to support and vote in favour of the Amalgamation.

         All of the directors and senior officers of Granges and their associates who hold common shares of Granges have notified Granges that they intend to vote in favour of the special resolution approving the Amalgamation at the Granges Meeting.

         In addition to Mr. Beaty and his associated companies, all of the other directors and senior officers of Da Capo and their associates who hold common shares of Da Capo have notified Da Capo that they intend to vote in favour of the special resolution approving the Amalgamation at the Da Capo Meeting.

                        BUSINESS STRATEGY OF VISTA GOLD

         The merger between Granges and Da Capo is the first step in their long-term strategy of becoming a mid-size gold producer. Over the next few years, Granges' plan has been to increase production to between 300,000 and 500,000 ounces of gold per year with an average cash cost of production below U.S. $200 per ounce and to have reserves and mineral inventory to sustain this production level for at least eight to ten years. Vista Gold's future production will be mainly from Latin America and Nevada. Vista Gold's exploration and development focus will be on gold and growth, and increased production will be achieved through the development of mineral properties found through its own exploration program and the acquisition of developed or near development mineral properties.

         Apart from the current expansion of the Brimstone deposit under way at the Hycroft mine in Nevada, Vista Gold's first expansion in production will be achieved by the development of the Amayapampa and Capa Circa properties of Da Capo in Bolivia. These two properties currently have small, ongoing mining and processing operations and have been subject to drilling and geologic evaluation. Under Granges' direction, Mine Reserves Associates completed an independent ore reserve evaluation which demonstrated that Amayapampa contains proven and probable reserves of approximately 500,000 ounces of gold, contained in 6.2 million tonnes averaging 2.54 grams of gold per tonne. The total mineralization at Amayapampa is estimated to be 1.1 million ounces of gold, contained in 14.3 million tonnes averaging 2.35 grams of gold per tonne. Capa Circa has limited drilling and some mine development. Reserves at Capa Circa have not been calculated because of limited information. However, historic production grades and the continuity of vein structures indicate that a minimum potential mineral inventory of 1.0 million tonnes at 6.0 grams per tonne (190,000 ounces) exists. The total mineralization at Capa Circa is estimated to be 1.1 million ounces of gold, contained in 27.6 million tonnes averaging
1.21 grams of gold per tonne. Four other properties located in various parts of Bolivia are in the early stages of exploration.

         Studies completed by Granges indicate an open pit development on the Amayapampa ore deposit with a smaller underground development commencing one year later on the Capa Circa deposit. The ore from both mines would be treated in a 3,200-tonne-per-day mill using gravity, flotation and cyanide leaching to achieve gold recoveries of 90 to 92 percent. The operation would produce approximately 100,000 ounces per year starting in the second year of production and would have a life of at least nine years. The average operating cash cost would be U.S. $143 per ounce and the total capital cost would be U.S. $65 million. The estimated pay back, at an assumed price of U.S. $400 per ounce of gold, would be achieved during the second year of production. As these are advanced-stage development properties, Granges foresees a seven month final feasibility period followed by final design and construction over a 15 month period to result in operations commencing 22 months from completion of the Amalgamation.

         The final feasibility study will involve final definition drilling and condemnation drilling at Amayapampa, as well as core drilling to obtain pit slope stability information and drilling to define reserves at Capa Circa. Reserve estimates will be refined and the final mine design completed. Metallurgical testing will continue to obtain information for final process plant design. Studies will be undertaken to finalize processing methodology and site optimization for facilities. The tailings dam site will be evaluated and finalized, as will design parameters, resulting in a final design. Final design will be done on roads, power and communications. Baseline environmental and socio-economic studies will continue, leading to applications for operating permits. Upon completion of the final feasibility study and obtaining financing and all necessary permits and approvals, construction will commence.

         The next major expansion of Vista Gold's production is anticipated to come from the development of the Guariche project in Venezuela. This property is currently the subject of an option agreement with L.B. Mining Company. The agreement provides for an option period of not less than five months during which Granges is to evaluate the reserve potential of the property. If Granges is satisfied that there is a potential minimum of 500,000 ounces of proven and probable reserves of gold on the property at the end of the option period, Granges will acquire the Guariche project and purchase these reserves at U.S. $30 per ounce.

         The Guariche deposit is estimated to contain 7.8 million tonnes at 2.1 grams of gold per tonne in a mineral inventory which is no deeper than 75 metres from the surface. Granges has completed a prefeasibility study assuming that these resources are converted into mineable reserves. A prefeasibility study which examined the open pit development and processing using cyanide leaching and carbon in pulp extraction estimated that the production cost of gold from this development would be at an average cost of U.S. $180 per ounce. The capital cost for the development was estimated to be U.S. $38 million.

         Vista Gold will continue to look for appropriate development opportunities while maintaining an aggressive exploration program on properties located in Bolivia, Ecuador, Venezuela, the United States and Canada.

SELECTED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF VISTA GOLD

         The following table presents selected pro forma consolidated financial information for Vista Gold prepared to illustrate the effects of the Amalgamation. Such pro forma financial statements were prepared in accordance with Canadian generally accepted accounting principles and should be read in conjunction with the pro forma consolidated balance sheet and consolidated statements of earnings of Vista Gold, the notes thereto and the compilation report of Coopers & Lybrand with respect thereto set out in Schedule F to this Joint Management Information Circular. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN UNITED STATES DOLLARS.

                                VISTA GOLD CORP.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          (U.S. dollars in thousands)


                                            GRANGES INC.           DA CAPO
                                                AS AT           RESOURCES LTD.
                                            JUNE 30, 1996    AS AT APRIL 30, 1996     ADJUSTMENTS      PRO FORMA
                                           ---------------   --------------------     -----------      ---------
 ASSETS

 CURRENT ASSETS

 Cash and cash equivalents                    $   3,650          $   1,652            $    448 (1)     $   5,023
                                                                                          (727)(2)
 Cash held as security                                -              2,001                                 2,001
 Funds held in escrow                            18,496                  -                                18,496
 Marketable securities                                4                  -                                     4
 Accounts receivable and other                    3,794                 21                                 3,815
 Inventories                                     16,680                  -                                16,680
 Prepaids and deposits                                -                 17                                    17
                                              ---------          ---------            --------         ---------
                                                 42,624              3,691                (279)           46,036

 INVESTMENT IN ZAMORA GOLD CORP.                  3,563                  -                                 3,563

 PROPERTY, PLANT AND EQUIPMENT                   39,831             15,406             (15,406)(3)        85,939
                                                                                        46,108 (2)
                                              ---------          ---------            --------         ---------

                                              $  86,018          $  19,097            $ 30,423         $ 135,538
                                              =========          =========            ========         =========

 LIABILITIES

 CURRENT LIABILITIES

 Bank loan                                    $       -          $   1,351           $                 $   1,351
 Accounts payable and accrued liabilities        14,111                181                                14,292
 Due to related parties                               -                 17                                    17
                                              ---------          ---------           ---------         ---------
                                                 14,111              1,549                 Nil            15,660

 ACCRUED LIABILITIES                                  -                300                                   300

 PROVISIONS FOR FUTURE RECLAMATION AND            3,699                  -                                 3,699
                                              ---------          ---------           ---------         ---------
      CLOSURE COSTS
                                                 17,810              1,849                 Nil            19,659

 SHAREHOLDERS' EQUITY

 SHARE CAPITAL                                   54,398             15,202                 448 (1)       102,069
                                                                                       (15,650)(2)
                                                                                        47,671 (2)

 SPECIAL WARRANTS                                18,505              5,303              (5,303)(2)        18,505

 DEFICIT                                         (3,488)            (3,257)            (15,406)(3)        (3,488)
                                                                                        18,663 (2)
 CURRENCY TRANSLATION ADJUSTMENT                 (1,207)                 -                                (1,207)
                                              ---------          ---------           ---------         ---------
                                                 68,208             17,248              30,423           115,879
                                              ---------          ---------           ---------         ---------
                                              $  86,018          $  19,097           $  30,423         $ 135,538
                                              =========          =========           =========         =========

Notes:

(1) To record the effect of 169,000 common shares issued by Da Capo subsequent to April 30, 1996 and before July 31, 1996 for consideration of $448,000.
(2) To record the acquisition of Da Capo using the purchase method of accounting, including costs of the transaction estimated to be U.S.$727,000.
(3) To write-off deferred exploration costs capitalized by Da Capo in order to conform to Granges' accounting policy.

SELECTED CONSOLIDATED FINANCIAL AND OPERATING INFORMATION

GRANGES

         The following table sets forth selected historical consolidated financial and operating information for Granges for the six months ended June 30, 1996 and 1995 and the three years ended December 31, 1995. This information is based upon, and should be read in conjunction with, the audited consolidated financial statements of Granges, including notes thereto, set out in Schedule G to this Joint Management Information Circular. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN U.S. DOLLARS.

                                                             SIX MONTHS
                                                           ENDED JUNE 30             YEARS ENDED DECEMBER 31
                                                         ------------------        --------------------------
                                                          1996       1995          1995      1994      1993
                                                          ----       ----          ----      ----      ----
                                                            (unaudited)                    (audited)
                                                           (thousands of dollars, except per share amounts)
 FINANCIAL POSITION
   Working capital                                        $28,514    $28,944      $21,672    $30,460    $21,19
   Cash and cash equivalents (and funds                    22,146     22,244       15,210     33,045    719,55
     held in escrow)                                       86,018     62,639       64,216     72,444         7
   Total assets                                                 -        138            -          -    60,950
   Bank loan                                               68,208     54,033       54,568     54,568     3,650
   Shareholders' equity                                                                                 48,579

 OPERATING RESULTS
   Sales
    Trout Lake mine (1)                                       n/a        n/a          n/a      2,386    10,450
    Hycroft mine                                           16,408     21,728       41,294     37,485    30,054
                                                           ------     ------       ------     ------    ------
                                                           16,408     21,728       41,294     39,871    40,504


   Results of mining operations
    Trout Lake mine (1)                                       n/a        n/a          n/a       (329)      406
    Hycroft mine                                          (1,791)      2,597        3,305      2,195       351
                                                          -------      -----        -----      -----       ---
                                                          (1,791)      2,597        3,305      1,866       756
                                                          -------      -----        -----     ------     -----

                                                                                             -
   Net earnings (loss)                                    (4,897)      1,210        2,159      5,117     2,022
   Net earnings (loss) per common share                    (0.11)       0.03         0.05       0.15      0.06





                                                               SIX MONTHS
                                                              ENDED JUNE 30        YEARS ENDED DECEMBER 31
                                                             ---------------       -----------------------
                                                             1996       1995       1995     1994      1993
                                                             ----       ----       ----     ----      ----

                                                              (unaudited)              (unaudited)
 OPERATING STATISTICS
   Trout Lake mine (Granges' share) (1)
    Cash cost per ton ($)                                     n/a        n/a        n/a       54        41
    Pounds of copper produced (thousands)                     n/a        n/a        n/a    1,357     7,375
    Pounds of zinc produced (thousands)                       n/a        n/a        n/a    6,738    29,869
    Ounces of gold produced                                   n/a        n/a        n/a    2,229     9,973
    Proven and probable reserves (thousands of tons)          n/a        n/a        n/a      n/a     5,144

   Hycroft mine
    Cash cost per ounce (US$) (2)                             287        273        272      294       281
    Ounces of gold produced                                39,635     51,360    101,128   94,868    86,516
    Proven and probable reserves (millions of tons)           n/a        n/a       58.8  66.5(3)      56.7
    (4)

Notes:

(1) The joint venture interest of Granges in the Trout Lake mine was sold effective March 31, 1994.
(2) Direct operating cash costs which is the sum of mining costs (excluding deferred waste stripping) and processing and mine administration costs, net of silver credits.
(3) Grading 0.019 ounce of gold per ton, of which 61,133,000 tons at a grade of 0.019 ounce of gold per ton are proven.
(4) Proven and probable reserves are reported as at December 31 each year. See Granges' annual report on Form 10-K for the fiscal year ended December 31, 1995 annexed as Schedule I to this Joint Management Information Circular.

DA CAPO

         The following table sets forth selected historical consolidated financial data for Da Capo for the three years ended April 30, 1996. This information is based upon, and should be read in conjunction with, the audited consolidated financial statements of Da Capo, including notes thereto, set out in Schedule H to this Joint Management Information Circular. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN CANADIAN DOLLARS.


                                                               YEARS ENDED APRIL 30
                                                1996                   1995                  1994
                                            -----------            ------------          ------------
 Expenses
   General and administration               $   280,334            $    360,486          $     27,022
   Professional fees                             73,338                 105,543                53,044
   Filing and transfer fees                      12,725                  16,734                 6,501
   Foreign exchange loss (gain)                  (8,268)                (29,881)               35,742
   Bank charges, interest and other               2,248                   1,511                 3,357
   Bad debt                                           -                       -                81,007
                                            -----------            ------------          ------------
                                                360,377                 454,393               206,673

 Interest income                                174,407                 376,586                   562
 Gain on sale of subsidiary                           -                  26,121                     -

 Write-down of deferred charges                       -                       -                     -
                                            -----------            ------------          ------------
 Net loss for the year                         (185,970)                (51,686              (206,111)
 Deficit, beginning of year                  (4,247,653)             (4,195,967            (3,989,856)
                                            -----------            ------------          ------------

 Deficit, end of year                       $(4,433,623)           $ (4,247,653          $ (4,195,967)
                                            ===========            ============          ============
 Earnings (loss) per common share                $(0.02)                 $(0.10)               $(0.10)

                      WHAT A SHAREHOLDER SHOULD DO TO VOTE

HOLDERS OF COMMON SHARES OF GRANGES

         Each holder of common shares of Granges should either:

         o attend the Granges Meeting to be held on Tuesday, October 22, 1996 at 10:00 a.m. (Vancouver time) in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia; or

         o complete the enclosed form of proxy for the Granges Meeting accompanying this Joint Management Information Circular (printed on yellow paper) and return the completed form so that it is received by Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3B9,
                 Attention: Stock and Bond Transfer Department, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Granges Meeting or any adjournment thereof.

HOLDERS OF COMMON SHARES OF DA CAPO

         Each holder of common shares of Da Capo should either:

         o attend the Da Capo Meeting to be held on Tuesday, October 22, 1996 at 11:00 a.m. (Vancouver time) in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia; or

         o complete the enclosed form of proxy for the Da Capo Meeting accompanying this Joint Management Information Circular (printed on green paper) and return the completed form so that it is received by Pacific Corporate Trust Company, 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 2B8,
                 Attention: Lisa Scotland not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Da Capo Meeting or any adjournment thereof.


     WHAT A SHAREHOLDER SHOULD DO TO RECEIVE VISTA GOLD SHARE CERTIFICATES

         The procedures for Granges Shareholders and Da Capo Shareholders to surrender their Granges and Da Capo common share certificates and receive Vista Gold common share certificates in exchange therefor are set out in the Letters of Transmittal (printed on white paper for Granges Shareholders and printed on blue paper for Da Capo Shareholders) accompanying this Joint Management Information Circular. Granges Shareholders and Da Capo Shareholders who have not received Letters of Transmittal should contact Montreal Trust Company of Canada ("Montreal Trust") at the address, telephone or facsimile number set out on the back cover of this Joint Management Information Circular.

         Upon receipt by Montreal Trust of a Granges Shareholder's or a Da Capo Shareholder's properly completed Letter of Transmittal, together with his or her Granges or Da Capo common share certificates, Montreal Trust will forward to such shareholders on or as soon as practicable after the Effective Date, the Vista Gold common share certificates to which such shareholder is entitled. Once Granges Shareholders and Da Capo Shareholders have surrendered their Granges and Da Capo common share certificates to Montreal Trust, they will not be entitled to sell the securities to which those certificates relate.

         Granges Shareholders and Da Capo Shareholders who forward properly completed Letters of Transmittal, together with their respective Granges and Da Capo common share certificates, prior to the Effective Date will be forwarded the Vista Gold common share certificates to which they are entitled as soon as practicable, but, in any event, not later than ten days after the Effective Date. Montreal Trust will forward to Granges and Da Capo Shareholders who have deposited their properly completed Letters of Transmittal, together with their Granges and Da Capo common share certificates, after the Effective Date the Vista Gold common share certificates to which they are entitled within ten days following receipt by Montreal Trust of such letters and share certificates.

         Granges Shareholders and Da Capo Shareholders who do not forward to Montreal Trust properly completed Letters of Transmittal, together with their Granges and Da Capo common share certificates, will not receive the Vista Gold common share certificates to which they are otherwise entitled until tender is made. Whether or not Granges Shareholders or Da Capo Shareholders forward their respective Granges or Da Capo common share certificates upon completion of the Amalgamation on the Effective Date, all Granges Shareholders and Da Capo Shareholders will cease to be shareholders of Granges or Da Capo as of the Effective Date and will only be entitled to receive the common shares in Vista Gold Corp. to which they are entitled under the Amalgamation, or in the case of Granges Shareholders or Da Capo Shareholders who properly exercise a dissent right, the right to receive the fair value for their Granges or Da Capo common shares in accordance with the dissent procedures set forth under "The Amalgamation - Right of Dissent".

         No commission will be charged to Granges Shareholders or Da Capo Shareholders who tender certificates evidencing their respective Granges or Da Capo common shares according to the instructions set out in the Letters of Transmittal or who use the services of a member of the soliciting dealer group, if any.

         If the Amalgamation is not completed, all transmitted Granges or Da Capo common share certificates will be returned forthwith to the Granges Shareholders or Da Capo Shareholders entitled thereto, without charge.

         IT IS RECOMMENDED THAT GRANGES SHAREHOLDERS AND DA CAPO SHAREHOLDERS COMPLETE AND RETURN THEIR LETTER OF TRANSMITTAL ENCLOSING THEIR RESPECTIVE GRANGES OR DA CAPO COMMON SHARE CERTIFICATES TO MONTREAL TRUST AS SOON AS POSSIBLE AFTER THE GRANGES MEETING AND DA CAPO MEETING, BUT IN ANY EVENT PRIOR TO THE EFFECTIVE DATE. ALL CERTIFICATES REPRESENTING GRANGES OR DA CAPO COMMON SHARES DEPOSITED WITH MONTREAL TRUST MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EFFECTIVE DATE.

                            CURRENCY EXCHANGE RATES

         The exchange rates of the Canadian dollar to the U.S. dollar at the end of the calendar years 1991 through 1995, and the first nine months of 1996, and the high, the low and the average exchange rates for each of such periods, were as follows (such rates, which are expressed in Canadian dollars, being the noon buying rates for U.S. dollars reported by the Bank of Canada):

                           1996(1)         1995           1994          1993          1992         1991
                           ----            ----           ----          ----          ----         ----
High                     $1.3851         $1.4267        $1.4090       $1.3484       $1.2938      $1.1665
Low                       1.3531          1.3275         1.3085        1.2400        1.1401       1.1193
Average for Period        1.3675          1.3726         1.3659        1.2898        1.2083       1.1458
End of Period             1.3694          1.3640         1.4018        1.3217        1.2709       1.1555

(1) Through September 13, 1996. On September 13, 1996, the noon buying rate for U.S. dollars reported by the Bank of Canada was U.S.$1.00 = Cdn. $1.3694.


                                  GOLD PRICES

        The following tables set forth the annual high, low and average afternoon fixing prices (gold) for the periods indicated:

(London Bullion Market - U.S.$ per ounce)

                            1996(1)         1995           1994          1993          1992         1991
                            ----            ----           ----          ----          ----         ----
High                        $415            $396           $396          $406          $360         $403
Low                          381             372            370           344           330          344
Average for Period           392             384            384           360           344          362

(1) Through September 13, 1996. On September 13, 1996, the afternoon fixing price of gold on the London Bullion Market was U.S.$383 per ounce.


                              UNITS OF MEASUREMENT


         Conversion rates from Imperial measure to metric and from metric to Imperial are provided below.

  =================================================            ================================================
      IMPERIAL MEASURE               METRIC UNIT                    METRIC UNIT          IMPERIAL MEASURE
  -------------------------------------------------            ------------------------------------------------
  2.47 acres                    1 hectare                      0.4047 hectares        1 acre
  3.28 feet                     1 metre                        0.3048 metres          1 foot
  0.62 miles                    1 kilometre                    1.609 kilometres       1 mile
  0.032 ounces (troy)           1 gram                         31.1 grams             1 ounce (troy)
  1.102 tons (short)            1 tonne                        0.907 tonnes           1 ton
  0.029 ounces (troy)/ton       1 gram/tonne                   34.28 grams/tonne      1 ounce (troy)/ton
  =================================================            ================================================

                           GENERAL PROXY INFORMATION

GRANGES INC.

SOLICITATION OF PROXIES

         This Joint Management Information Circular is furnished in connection with the solicitation BY THE MANAGEMENT OF GRANGES of proxies to be voted at the Granges Meeting to be held in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada on Tuesday, October 22, 1996 at 10:00 a.m. (Vancouver time), for the following purposes:

         (a) to consider and, if thought appropriate, to pass a special resolution of the Granges Shareholders approving the Amalgamation Agreement dated September 16, 1996 between Granges and Da Capo Resources Ltd. (the full text of the proposed special resolution is set out in Schedule B to this Joint Management Information Circular);

         (b) to consider any amendment to or variations of any matters identified in the Notice of the Granges Meeting; and

         (c) to transact all such other business as may properly come before the Granges Meeting or any adjournment or adjournments thereof.

         The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of Granges or by Granges' registrar and transfer agent. GRANGES MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. ALL COSTS OF SOLICITATION WILL BE BORNE BY GRANGES.

APPOINTMENT OF PROXYHOLDER

         The persons named in the enclosed form of proxy for the Granges Meeting are directors or officers of Granges and are nominees of management. A GRANGES SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A GRANGES SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE GRANGES MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED.
IF A GRANGES SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES REGISTERED IN THE NAME OF SUCH GRANGES SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED FOR SUCH MATTER OR MATTERS.

         The instrument appointing a proxyholder must be in writing signed by the Granges Shareholder, or such shareholder's attorney authorized in writing. If the Granges Shareholder is a corporation, the instrument appointing a proxyholder must be in writing signed by an officer or attorney of the corporation duly authorized by resolution of the directors of such corporation, which resolution must accompany such instrument. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of Granges' registrar and transfer agent, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Stock and Bond Transfer Department, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Granges Meeting or any adjournments thereof) unless the Chairman of the Granges Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

         A Granges Shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by attorney authorized in writing or, where the Granges Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of Granges at 709 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, Attention: Nancy A. Larson, Corporate Secretary/Manager Investor Relations, at any time up to and including the last business day preceding the day of the Granges Meeting, or any adjournment thereof, or with the Chairman of the Granges Meeting on the day of the Granges Meeting, or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken. A Granges Shareholder may also revoke a proxy by depositing another properly executed instrument appointing a proxyholder bearing a later date in the manner described above, or in any other manner permitted by law.

VOTING OF PROXIES

         A Granges Shareholder may direct the matter in which his or her shares are to be voted by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the common shares represented by such proxy will be voted on a poll and where a choice with respect to the Granges Resolution has been specified in the proxy, the shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED FOR THE GRANGES RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO THE GRANGES RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED FOR THE GRANGES RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

         The enclosed form of proxy confers discretionary authority upon the proxyholders named therein with respect to amendments or variations to matters identified in the Notice of the Granges Meeting and other matters not so identified which may properly be brought before the Granges Meeting. At the date of this Joint Management Information Circular, the management of Granges knows of no such amendments, variations or other matters to come before the Granges Meeting. If any other matter comes before the Granges Meeting, the persons named in the proxy will vote in accordance with their judgment on such matter.

SECURITIES ENTITLED TO VOTE

         The authorized share capital of Granges is 1,500,000,000 shares without par value divided into 750,000,000 common shares, of which 55,881,461 common shares are issued and outstanding as of the date hereof, and 750,000,000 preferred shares, of which none are issued. The Board of Directors of Granges has fixed the close of business on September 17, 1996 as the record date for the purpose of determining the Granges Shareholders entitled to receive Notice of the Granges Meeting, but the failure of any Granges Shareholder to receive a Notice of the Granges Meeting does not deprive such Granges Shareholder of the entitlement to vote at the Granges Meeting.

DA CAPO RESOURCES LTD.

SOLICITATION OF PROXIES

         This Information Circular is furnished in connection with the solicitation by the MANAGEMENT OF DA CAPO of proxies to be voted at the Da Capo Meeting to be held in the Tweedsmuir Room at the Hotel Vancouver, 900 West Georgia Street, Vancouver, British Columbia, Canada on Tuesday, October 22, 1996 at 11:00 a.m. (Vancouver time), for the following purposes:

         (a) to consider and, if thought appropriate, to pass a special resolution of the Da Capo Shareholders approving the Amalgamation Agreement dated September 16, 1996 between Granges and Da Capo (the full text of the proposed special resolution is set out in Schedule C to this Joint Management Information Circular);

         (b) to consider any amendment to or variations of any matters identified in the notice of the Da Capo Meeting; and

         (c) to transact all such other business as may properly come before the Da Capo Meeting or any adjournment or adjournments thereof.

         The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of Da Capo or by Da Capo's registrar and transfer agent. DA CAPO MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. ALL COSTS OF SOLICITATION WILL BE BORNE BY DA CAPO.

APPOINTMENT OF PROXYHOLDER

         The persons named in the enclosed form of proxy for the Da Capo Meeting are directors or officers of Da Capo and are nominees of management. A DA CAPO SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A DA CAPO SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE DA CAPO MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED.
IF A DA CAPO SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES REGISTERED IN THE NAME OF SUCH DA CAPO SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED FOR SUCH MATTER OR MATTERS.

         The instrument appointing a proxyholder must be signed in writing by the Da Capo Shareholder, or such shareholder's attorney authorized in writing. If the Da Capo Shareholder is a corporation, the instrument appointing a proxyholder must be in writing signed by an officer or attorney of the corporation duly authorized by resolution of the directors of such corporation, which resolution must accompany such instrument. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of Da Capo's registrar and transfer agent, Pacific Corporate Trust Company, 830
- - 625 Howe Street, Vancouver, British Columbia, Canada V6C 2B8, Attention:
Lisa Scotland, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Da Capo Meeting or any adjournments thereof, unless the Chairman of the Da Capo Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

         A Da Capo Shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by such shareholder's attorney authorized in writing or, where the Da Capo Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of Da Capo at 700 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 2T6, Attention: Gordon Jang, Secretary, at any time up to and including the last business day preceding the day of the Da Capo Meeting, or any adjournment thereof, or with the Chairman of the Da Capo Meeting on the day of the Da Capo Meeting, or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken. A Da Capo Shareholder may also revoke an instrument appointing a proxyholder by depositing another properly executed instrument appointing a proxyholder bearing a later date in the manner described above, or in any other manner permitted by law.

VOTING OF PROXIES

         A Da Capo Shareholder may direct the matter in which his or her common shares are to be voted by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the common shares represented by such proxy will be voted on a poll and where a choice with respect to the Da Capo Resolution has been specified in the proxy, the common shares will be voted on a poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED FOR THE DA CAPO RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO THE DA CAPO RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED FOR THE DA CAPO RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

         The enclosed form of proxy confers discretionary authority upon the proxyholders named therein with respect to amendments or variations to matters identified in the Notice of the Da Capo Meeting and other matters not so identified which may properly be brought before the Da Capo Meeting. At the date of this Joint Management Information Circular, the management of Da Capo knows of no such amendments, variations or other matters to come before the Da Capo Meeting. If any other matter comes before the Da Capo Meeting, the persons named in the proxy will vote in accordance with their judgment on such matter.

SECURITIES ENTITLED TO VOTE

         The authorized share capital of Da Capo is 100,000,000 common shares without par value of which 16,384,472 common shares are issued and outstanding. See "Da Capo Resources Ltd. - Share Capital". The Board of Directors of Da Capo has fixed the close of business on September 17, 1996 as the record date for the purpose of determining the Da Capo Shareholders entitled to receive notice of the Da Capo Meeting, but the failure of any Da Capo Shareholder to receive Notice of the Da Capo Meeting does not deprive such Da Capo Shareholder of the entitlement to vote at the Da Capo Meeting.


                                THE AMALGAMATION

TERMS OF THE AMALGAMATION

         The Amalgamation of Granges and Da Capo will be effected in accordance with the Amalgamation Agreement dated September 16, 1996 between Granges and Da Capo (collectively the "Amalgamating Companies"). The text of the Amalgamation Agreement is annexed as Schedule A to this Joint Management Information Circular.

         Under the Amalgamation Agreement, Granges and Da Capo will amalgamate pursuant to the Company Act and continue as one company under the name "Vista Gold Corp." with an executive office at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A. 80202 and with a registered and records office at 709
- - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8. The property of the Amalgamating Companies will continue to be the property of Vista Gold, which will continue to be liable for the debts, liabilities and obligations of each of Granges and Da Capo. The Amalgamating Companies will request of the Registrar of Companies for British Columbia that the Amalgamation be effective on November 1, 1996.

         On the Effective Date the outstanding common shares of each of Granges and Da Capo will be exchanged or cancelled on the following basis:

         (1) each issued and outstanding common share of Granges shall be exchanged for one common share of Vista Gold;

         (2) each issued and outstanding common share of Da Capo shall be exchanged for two common shares of Vista Gold; and

         (3) each authorized but unissued common share and preferred share of Granges and authorized but unissued common share of Da Capo shall be cancelled.

         No fractional shares of Vista Gold will be issued.

         After the Amalgamation, the current Granges Shareholders will hold
63.0 percent of Vista Gold's outstanding share capital (66.3 percent on a fully diluted basis) and the current Da Capo Shareholders will hold 37.0 percent of Vista Gold's outstanding share capital (33.7 percent on a fully diluted basis).

         Following the Effective Date of the Amalgamation, each Granges Shareholder and Da Capo Shareholder will receive certificates representing the number of common shares of Vista Gold to which each such shareholder is entitled, after they have completed and returned a copy of the Letter of Transmittal (printed on white paper for Granges Shareholders and printed on blue paper for Da Capo Shareholders) which accompanies this Joint Management Information Circular, together with the certificates representing such Granges or Da Capo common shares to Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Stock and Bond Transfer Department. See "What a Shareholder Should do to Receive Vista Gold Share Certificates." Until an exchange of certificates is effected, certificates representing Granges and Da Capo common shares will be deemed to represent the appropriate number of common shares of Vista Gold to be received in exchange for such certificates.

BACKGROUND TO AND REASONS FOR THE AMALGAMATION

         Following extensive discussions and negotiations between management of Granges and Da Capo, on July 31, 1996 the Boards of Directors of Granges and Da Capo each unanimously approved the amalgamation of Granges and Da Capo to create a single corporate entity on the terms set out above, subject to shareholder, court and regulatory approval, the receipt of support agreements to vote in favour of the Amalgamation from Atlas, the principal shareholder of Granges, and Ross J. Beaty and his associated companies, the principal shareholders of Da Capo, Granges and Da Capo entering into a definitive agreement for the amalgamation and the satisfactory completion of due diligence by both Granges and Da Capo. The underlying reason for the proposed amalgamation was that a variety of benefits would result from the Amalgamation although the impact of each may vary for each company. Those benefits include:

         o increased gold production, from an initial level of 100,000 ounces of gold production per year from the Hycroft mine in Nevada which is expected to increase up to approximately 300,000 ounces of gold production per year by 1999 with the development of new mines located in Bolivia and Venezuela;

         o lower gold production costs, from current cash production costs of U.S. $287 per ounce which are expected to decline to an average cash production cost below U.S. $200 per ounce by 1999;

         o increased proven and probable reserves of 1.5 million ounces and increased gold mineralization totalling 4.4 million ounces;

         o a more diverse portfolio of exploration properties, combining Granges' exploration prospects in the United States, Canada, Venezuela and Ecuador with Da Capo's exploration prospects in Bolivia;

         o more exposure to potential investment opportunities through Vista Gold's greater size, geographical diversity and financial strength;

         o enhanced management depth and diversity, with management of Vista Gold consisting of the current management team of Granges, augmented by the addition of Ross J. Beaty, the current president of Da Capo, as Vice Chairman of Vista Gold and the addition of members of Da Capo's geological team in Bolivia as employees or consultants of Vista Gold;

         o a strong balance sheet, with approximately U.S. $27.0 million in working capital and no long term debt, which will facilitate the development of the Amayapampa-Capa Circa project in Bolivia and the Guariche project in Venezuela and allow an active search for other investment opportunities;

         o increased market capitalization, which will permit Vista Gold to qualify for short form prospectus offerings in Canada and will enhance access to equity and debt markets for financing; and

         o larger stock market float and potential enhancement of trading liquidity relative to the current float and liquidity of Granges and Da Capo as separate companies.

TERMS OF THE DEFINITIVE AGREEMENT

         Following completion of Granges' and Da Capo's due diligence review and the receipt of support agreements to vote in favour of the Amalgamation from Atlas on August 16, 1996 and from Mr. Beaty and his associated companies on August 6, 1996, Granges and Da Capo entered into the Definitive Agreement on August 16, 1996.

         Under the terms of the Definitive Agreement, the implementation of the Amalgamation is subject to the satisfaction, waiver or release from mutual conditions precedent and conditions precedent in favour of each of Granges and Da Capo as set out in the Definitive Agreement prior to the Effective Date and subject to termination in certain circumstances set out in the Definitive Agreement.

         The mutual conditions precedent are: (a) receipt of approval of the Amalgamation from shareholders and creditors of Granges and Da Capo; (b) all material consents and approvals legally required for the consummation of the Amalgamation, including required approvals of securities regulatory authorities and the Court order approving the Amalgamation, being obtained or filed; (c) no statute, rule, regulation, order, decree or injunction being enacted, entered, promulgated or enforced by any court or government entity which enjoins or prohibits the consummation of the Amalgamation; (d) no action, proceeding or other application before any court or governmental entity being threatened or pending, challenging or seeking to restrain or prohibit the consummation of the Amalgamation, seeking to obtain any material damages from Granges or Da Capo, seeking to prohibit or impose any material limitations on Granges' or Da Capo's ownership or operation of all or any material portion of its business or assets, or seeking to compel Granges or Da Capo to dispose of or hold separate all or any material portion of Granges' or Da Capo's business or assets, as a result of the transactions contemplated by the Definitive Agreement; and (e) Vista Gold expressly assuming the performance and observance of all covenants and conditions to be performed and observed by Granges under the Shareholder Protection Rights Agreement (the "Rights Agreement") dated as of May 1, 1995 between Granges and Montreal Trust.

         The conditions precedent in favour of Granges are: (a) the representations and warranties of Da Capo set forth in the Definitive Agreement being true and correct in all material respects as of the Effective Date; (b) performance by Da Capo of all its obligations under the Definitive Agreement prior to the Effective Date; (c) no representation and warranty of Ross J. Beaty or his associates contained in their support agreement being untrue as at the Effective Date; and (d) Mr. David A. O'Connor transferring his 20 percent interest in Sociedad Industrial Minera Yamin Ltda. to a nominee of Granges.

         The conditions precedent in favour of Da Capo are: (a) the representations and warranties of Granges in the Definitive Agreement being true and correct in all material respects as of the Effective

Date; (b) performance by Granges of all of its obligations under the Definitive Agreement; and (c) no representation and warranty of Atlas contained in its support agreement being untrue as at the Effective Date.

         The Definitive Agreement may be terminated at any time prior to the Effective Date as follows:

         (a)     by mutual consent of Granges and Da Capo;

         (b) by either Granges or Da Capo, if there has been a material breach of any representation, warranty, covenant or agreement contained in the Definitive Agreement on the part of the other party, and such breach has not been cured, or best efforts are not being employed to cure such breach, within 10 days after notice is given to the party committing such breach;

         (c) by either Granges or Da Capo, if the Amalgamation has not been consummated on or before December 31, 1996;

         (d) by either Granges or Da Capo, if the Amalgamation has not been approved by the Granges Shareholders, the Da Capo Shareholders or the Court on or before December 31, 1996;

         (e) by either Granges or Da Capo, if the conditions to its obligation to complete the Amalgamation shall have become impossible to satisfy or any permanent injunction or other order of a court or other competent authority preventing the Amalgamation shall have become final and non-appealable;

         (f) by Granges, if the Board of Directors of Da Capo shall have withdrawn or modified in any manner adverse to Granges its approval of the Definitive Agreement or the transactions contemplated thereunder or its approval or recommendation to Da Capo Shareholders in favour of the Amalgamation;

         (g) by either Granges or Da Capo, if the holders of more than five percent of the outstanding Granges common shares have exercised rights of dissent in connection with the Amalgamation which have not been withdrawn;

         (h) by Da Capo, if the Board of Directors of Granges shall have withdrawn or modified in any manner adverse to Da Capo its approval of the Definitive Agreement or the transactions contemplated thereby or its approval or recommendation to Granges Shareholders in favour of the Amalgamation; or

         (i) by either Granges or Da Capo, if the holders of more than five percent of the outstanding Da Capo common shares have exercised rights of dissent in connection with the Amalgamation which have not been withdrawn.

         The Definitive Agreement also provides that if the Granges Shareholders fail to approve the Granges Resolution or the Amalgamation fails to complete on or before December 31, 1996 as a result of fault on the part of, or anything within the control of, Granges, then Granges is required to pay U.S. $250,000 to Da Capo.

GRANGES BOARD OF DIRECTORS REVIEW AND RECOMMENDATION

         Goepel Shields was formally engaged on September 12, 1996, with effect from June 1, 1996, as financial advisor to the Board of Directors of Granges, to advise and assist the Board of Directors in its review of the terms of the Amalgamation. The Board of Directors of Granges has reviewed in detail the basis for the Amalgamation, the Definitive Agreement, the Goepel Shields Fairness Opinion dated

September 16, 1996 and the support agreement dated August 16, 1996 under which Granges' 22.8 percent shareholder, Atlas, agreed to vote in favour of the Amalgamation. Based on this review and its consideration of additional issues, the Board of Directors of Granges determined that the terms of the Amalgamation are in the best interest of Granges and are fair and reasonable to the Granges Shareholders. Accordingly, the Board of Directors of Granges has unanimously approved the Amalgamation, the Amalgamation Agreement and this Joint Management Information Circular and its submission to the Granges Shareholders for approval at the Granges Meeting. Subsequent to the approval of the Amalgamation by the Board of Directors of Granges, the Amalgamation Agreement was entered into by Granges and Da Capo.

         THE BOARD OF DIRECTORS OF GRANGES UNANIMOUSLY RECOMMENDS THAT THE GRANGES SHAREHOLDERS VOTE IN FAVOUR OF THE AMALGAMATION.

         In arriving at their conclusions, the Board of Directors of Granges considered, among other matters:

         (a) information with respect to the financial condition, business and operations of each of Granges and Da Capo, on both an historical and prospective basis, including information in respect of Vista Gold on a pro forma basis. See "Schedule F - Pro Forma Consolidated Financial Statements of Vista Gold";

         (b) information with respect to the properties of each of Granges and Da Capo that are in production, under development or under exploration. See "Granges Inc." and "Da Capo Resources Ltd. - Properties";

         (c) historical information regarding the trading price of the common shares of Granges on The Toronto Stock Exchange and the American Stock Exchange and the trading price of the common shares of Da Capo on the Vancouver Stock Exchange. See "Comparative Trading History";

         (d) the benefits to Granges and the Granges Shareholders described under "Background to and Reasons for the Amalgamation";

         (e) the detailed provisions of the Definitive Agreement and the Amalgamation Agreement;

         (f) the procedures pursuant to which the Amalgamation is to be approved as described under "Conditions of the Amalgamation";

         (g)     advice received from Goepel Shields;

         (h) the Goepel Shields Fairness Opinion, including the matters referred to therein;

         (i) the tax treatment of Granges Shareholders under the Amalgamation. See "Income Tax Considerations";

         (j) the rights of appraisal and dissent available to the Granges Shareholders with respect to the Amalgamation as described under "Right of Dissent";

         (k) the eligibility for investment under certain statutes in the common shares of Vista Gold as described under "Description of Vista Gold - Eligibility for Investment";

         (l) the risk factors relating to Da Capo as described under "Risk Factors"; and

         (m) the agreement dated August 16, 1996 among Da Capo, Granges and Atlas, under which Atlas agreed to support and vote in favour of the Amalgamation as described under "Intentions of Significant Shareholders".

GOEPEL SHIELDS FAIRNESS OPINION

         Goepel Shields first met with representatives of Granges to discuss a potential business combination of Granges with Da Capo in June 1996. Goepel Shields was formally engaged on September 12, 1996, with effect from June 1, 1996, as financial advisor to Granges and the Board of Directors of Granges and to provide an opinion on the fairness of the terms of the Amalgamation to Granges Shareholders from a financial point of view. Goepel Shields is an independent Canadian investment firm specializing in corporate finance services for, and the sale and trading of equity securities of, resource and industrial companies headquartered in western Canada. Goepel Shields also provides investment research and trading services to financial institutions. Goepel Shields and its principals have prepared numerous valuations and fairness opinions and have participated in a significant number and variety of transactions involving private and publicly traded companies.

         Under the terms of its engagement, Goepel Shields will receive a fee for acting as financial advisor and for preparing the Goepel Shields Fairness Opinion, a portion of which is contingent upon successful completion of the Amalgamation. Granges has also agreed to reimburse Goepel Shields for its reasonable out-of-pocket expenses and to indemnify Goepel Shields in certain circumstances. Goepel Shields is not an insider, associate or affiliate (as such terms are defined in the Securities Act (British Columbia)) of either the Amalgamating Companies or their affiliates or associates.

         In preparing the Goepel Shields Fairness Opinion, Goepel Shields reviewed and relied upon, in part, the agreements and documents relevant to the Amalgamation, financial statements and reports to shareholders of both Da Capo and Granges, certain internal financial information, projections and forecasts prepared by Granges and Da Capo and their respective managements, discussions with senior management of Granges and Da Capo and their respective auditors and legal advisors, information with respect to ore reserves and mineral inventories of Granges and Da Capo, information with respect to other transactions of a comparable nature, current and historical market trading information relating to the common shares of Granges and Da Capo and such other industry, corporate, economic and market data, and such other investigations and financial analysis, as Goepel Shields considered necessary or appropriate in the circumstances.

         Goepel Shields did not, for the purpose of its analysis, prepare a formal valuation of either Granges or Da Capo. In the preparation of the Goepel Shields Fairness Opinion, it placed emphasis on stock market trading prices of Granges and Da Capo relative to each other and on the net asset value approach whereby estimates of value for the assets and liabilities for each of Granges and Da Capo were determined in the aggregate and on a per share basis using assumptions which were considered consistent and appropriate for each of the Amalgamating Companies. Goepel Shields also considered other approaches commonly used to compare publicly traded gold companies in the development and/or production stage such as adjusted stock market capitalization per ounce of annual production, adjusted stock market capitalization per ounce of recoverable reserves and total cost of production. Goepel Shields also considered certain qualitative aspects of the Amalgamation, including a comparison of the attributes of Granges on a stand alone basis with those of Vista Gold subsequent to completion of the Amalgamation. In its net asset value approach, Goepel Shields derived a range of relative values for the common shares of Granges and the common shares of Da Capo which are consistent with the share exchange ratios under the terms of the Amalgamation Agreement.

         Goepel Shields also considered other factors relevant to the Granges Shareholders before and after giving effect to the Amalgamation including:

         (a) Vista Gold's much larger market capitalization and float which should result in an enhanced stock market trading liquidity;

         (b) as a result of its experience in operating the Hycroft mine, Granges has developed an experienced mining team with expertise in operating open pit mines at low costs which will be available to develop and operate a mine at the Amayapampa-Capa Circa project in Bolivia;

         (c) Da Capo will provide Vista Gold with an established infrastructure in Bolivia including experienced administrative and exploration teams;

         (d) Da Capo will provide Vista Gold with a portfolio of prospective exploration properties in Bolivia providing Vista Gold with the potential to expand its operating base in Bolivia;

         (e) upon completion of the Amalgamation, Vista Gold will have one operating mine producing approximately 100,000 ounces of gold per year, one project at the feasibility stage and a second advanced project under due diligence review. As a result, Granges expects Vista Gold to have annual gold production approaching 300,000 ounces by 1999 with overall cash production costs below U.S.$200 per ounce; and

         (f) Vista Gold will be well financed with working capital of approximately U.S.$27 million and no long term debt.

         Based upon its review, Goepel Shields concluded that the terms of the Amalgamation are fair, from a financial point of view, to Granges Shareholders.

         The Goepel Shields Fairness Opinion is to be considered in its entirety. Consideration of only selected portions would likely be misleading and omit important parts of the process and supporting assumptions used to arrive at the fairness opinion. GRANGES SHAREHOLDERS ARE URGED TO READ THE GOEPEL SHIELDS FAIRNESS OPINION CAREFULLY AND IN ITS ENTIRETY. A copy of the Goepel Shields Fairness Opinion is set out in Schedule D to this Joint Management Information Circular.

DA CAPO BOARD OF DIRECTORS REVIEW AND RECOMMENDATIONS

         Salman Partners was engaged on August 16, 1996 as financial advisor to the Board of Directors of Da Capo to advise and assist the Board of Directors in its review of the terms of the Amalgamation. The members of the Board of Directors of Da Capo held numerous formal and informal meetings between mid-June, 1996 and September 16, 1996 to review the terms of the Amalgamation. The Board of Directors of Da Capo has reviewed in detail the basis for the Amalgamation, the Definitive Agreement, the Salman Partners Fairness Opinion dated September 16, 1997 and the agreement dated August 6, 1996 under which Da Capo's 27.0 percent shareholder, Ross J. Beaty and his associated companies, agreed to vote in favour of the Amalgamation. Based on this review and its consideration of additional issues set out below, the Board of Directors of Da Capo determined that the terms of the Amalgamation are in the best interest of Da Capo and are fair and reasonable to the Da Capo Shareholders. Accordingly, the Board of Directors of Da Capo has unanimously approved the Amalgamation, the Amalgamation Agreement and this Joint Management Information Circular and its submission to the Da Capo Shareholders for approval at the Da Capo Meeting. Subsequent to the approval of the Amalgamation by the Board of Directors of Da Capo, the Amalgamation Agreement was entered into by Granges and Da Capo.

         THE BOARD OF DIRECTORS OF DA CAPO UNANIMOUSLY RECOMMENDS THAT THE DA CAPO SHAREHOLDERS VOTE IN FAVOUR OF THE SPECIAL RESOLUTION APPROVING THE AMALGAMATION AT THE DA CAPO MEETING.

         In arriving at their conclusions, the Board of Directors of Da Capo considered, among other matters:

         (a) information with respect to the financial condition, business and operations of each of Da Capo and Granges, on both an historical and prospective basis, including information in respect of Vista Gold on a pro forma basis. See Schedule F - Pro Forma Consolidated Financial Statements of Vista Gold;

         (b) information with respect to the properties of each of Da Capo and Granges that are in production, under development or under exploration. See "Da Capo Resources Ltd. - Business of Da Capo" and "Granges Inc.";

         (c) historical information regarding the trading price of the common shares of Da Capo on the Vancouver Stock Exchange and the trading price of the common shares of Granges on The Toronto Stock Exchange and the American Stock Exchange. See "Comparative Trading History";

         (d) the benefits to Da Capo and the Da Capo Shareholders described herein under the heading "Background to and Reasons for the Amalgamation";

         (e) the detailed provisions of the Definitive Agreement and the Amalgamation Agreement;

         (f) the procedures pursuant to which the Amalgamation is to be approved as described herein under the heading "Conditions of the Amalgamation";

         (g)     advice received from Salman Partners;

         (h) the Salman Partners Fairness Opinion, including the matters referred to therein;

         (i) the tax treatment of Da Capo Shareholders under the Amalgamation. See "Income Tax Considerations";

         (j) the rights of appraisal and dissent available to the Da Capo Shareholders with respect to the Amalgamation as described under "Right of Dissent";

         (k) the eligibility for investment under certain statutes in the common shares of Vista Gold as described under "Description of Vista Gold - Eligibility for Investment";

         (l) the risk factors relating to Granges as described under "Risk Factors";

         (m) the requirement, under the Definitive Agreement, for Granges to pay U.S. $250,000 to Da Capo if the Granges Shareholders fail to approve the Granges Resolution or the Amalgamation fails to complete on or before December 31, 1996 as a result of fault on the part of, or anything within the control of, Granges; and

         (n) the agreement dated August 6, 1996 between Granges, Da Capo and Da Capo's 27.0 percent shareholder, Ross J. Beaty and his associated companies, under which Mr. Beaty and his associated companies agreed to support and vote in favour of the Amalgamation as described under "Intentions of Significant Shareholders".

SALMAN PARTNERS FAIRNESS OPINION

         Salman Partners Inc. was retained by the Board of Directors of Da Capo on August 16, 1996 to provide an opinion on the fairness, from a financial point of view, of the terms of the Amalgamation to the Da Capo Shareholders.

         Salman Partners is a full service investment dealer headquartered in Vancouver, British Columbia and registered as a full service dealer in the provinces of British Columbia and Ontario. Salman Partners is not affiliated with any financial institution and is a member of The Toronto Stock Exchange, the Vancouver Stock Exchange, the Investment Dealers Association of Canada, the Canadian Investor Protection Fund and the Canadian Depository of Securities. Salman Partners provides its clients with a wide range of services including corporate finance, mergers, acquisitions and financial advisory services, institutional equity sales and trading and equity research. Da Capo has agreed to pay Salman Partners a fee for its services in providing the Salman Partners Fairness Opinion and to reimburse Salman Partners for its reasonable out-of-pocket expenses.

         The fee payable to Salman Partners is not contingent in whole or in part upon the outcome of the Amalgamation, and Salman Partners has no financial interest in Da Capo or Granges that may be affected by the outcome of the Amalgamation. Salman Partners is not an insider, associate or affiliate (as such terms are defined in the Securities Act (British Columbia)) of either of the Amalgamating Companies or their affiliates or associates.

         In preparing the Salman Partners Fairness Opinion, Salman Partners reviewed and relied upon, in part, the agreements and documents relevant to the Amalgamation, financial statements and reports to shareholders of both Da Capo and Granges, certain internal financial information, projections and forecasts prepared by Da Capo and Granges and their respective managements, discussions with senior management of Da Capo and Granges and their respective auditors and legal advisors, discussions with Pincock, Allen & Holt with regard to certain mineral inventory information of Da Capo, information with respect to other transactions of a comparable nature, current and historical market trading information relating to the common shares of Da Capo and Granges and such other financial market, corporate and industry information, investigations and analyses that Salman Partners considered necessary or appropriate in the circumstances. Having reviewed all aspects of the Amalgamation including, without limitation, the terms of the Amalgamation Agreement, Salman Partners has advised the board of directors of Da Capo that the terms of the Amalgamation are fair to the Da Capo Shareholders from the financial point of view.

         The Salman Partners Fairness Opinion is to be considered in its entirety. Consideration of only selected portions would likely be misleading and omit important parts of the process and supporting assumptions used to arrive at the fairness opinion. DA CAPO SHAREHOLDERS ARE URGED TO READ THE SALMAN PARTNERS FAIRNESS OPINION CAREFULLY AND IN ITS ENTIRETY. A copy of the Salman Partners Fairness Opinion is set out in Schedule E to this Joint Management Information Circular.

CONDITIONS OF THE AMALGAMATION

         In order for the Amalgamation to be implemented, the Granges Resolution must be approved by not less than 3/4 of the votes cast by Granges Shareholders entitled to vote and represented in person or by proxy at the Granges Meeting and the Da Capo Resolution must be approved by not less than 3/4 of the votes cast by Da Capo Shareholders entitled to vote and represented in person or by proxy at the Da Capo Meeting.

         If the Amalgamation Agreement is approved at both the Granges Meeting and the Da Capo Meeting, Granges and Da Capo will make a joint application to the Court at 10:00 a.m. Vancouver time on October 30, 1996, or as soon thereafter as they may be heard, for an order approving the Amalgamation. Any Granges Shareholder or Da Capo Shareholder is entitled to be heard at this application.

         The Court may, having regard to the rights and interests of every shareholder and creditor affected, approve the Amalgamation either as presented or subject to terms and conditions the Court considers appropriate or the Court may dismiss the application. On the application for approval by the Court, the Court must examine all the relevant facts and satisfy itself that all parties to the Amalgamation are being fairly dealt with.

         If the Amalgamation is approved by the Court, Granges and Da Capo will file with the Registrar of Companies for British Columbia such materials as are required in order that the Registrar of Companies may issue a certificate approving the Amalgamation.

         Notwithstanding approval of the Amalgamation Agreement by the Granges Shareholders and Da Capo Shareholders and by the Court, the directors of either Granges or Da Capo may, on their own initiative, subject to the terms and conditions of the Definitive Agreement, terminate the implementation of the Amalgamation at any time prior to the issue of the certificate by the Registrar of Companies for British Columbia giving effect to the Amalgamation.

INCOME TAX CONSIDERATIONS

CANADA

         In the opinion of Ladner Downs, the following summary fairly presents the principal Canadian federal income tax considerations of the Amalgamation applicable to holders of common shares of Granges and of Da Capo (collectively, the "shareholders").

         The following summary as to Canadian federal income tax does not take into account provincial or foreign income tax legislation or considerations. This summary applies only to shareholders who hold their common shares as capital property for the purposes of the Income Tax Act (Canada) (the "Tax Act"). This summary is based upon the current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act that have been publicly announced prior to the date hereof and counsel's understanding of the current administrative and assessing practices of Revenue Canada.

         THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER. ACCORDINGLY, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES.

Resident Shareholders

         Shareholders who receive shares of Vista Gold will be deemed to have disposed of their shares of Granges or Da Capo for proceeds of disposition equal to the adjusted cost base to them of those shares immediately before the date the Amalgamation becomes effective so that no gain or loss will be recognized in respect thereof. Such shareholders will be deemed to have acquired common shares of Vista Gold at a cost equal to such proceeds.

         Pursuant to Revenue Canada's administrative practice, shareholders who receive the fair value of their shares in exercise of their rights of dissent summarized under "The Amalgamation - Right of Dissent" will be considered to have disposed of such shares for proceeds of disposition equal to the amount so received in respect of the shares. To the extent that such proceeds exceed (or are less than) the adjusted cost base of such shares and any reasonable costs of disposition, a capital gain (or loss) will arise. In certain cases described in the Tax Act such a loss will be reduced by the amount of dividends received on the shares. It is unclear whether such administrative practice would extend to interest, if any, awarded by a court in respect of such amounts. Shareholders who propose to exercise their rights of dissent should consult their own tax advisors.

Non-Resident Shareholders

         A shareholder who is not a resident of Canada for the purposes of the Tax Act, who holds his common shares of Granges or Da Capo as capital property (whether or not such shares constitute "taxable Canadian property" as described below) will be subject to the same income tax considerations as those discussed above with respect to shareholders resident in Canada. If the common shares of Granges or Da

Capo constitute "taxable Canadian property" to a shareholder, then under the Tax Act, the shares of Vista Gold received by such shareholder will also constitute taxable Canadian property.

         Based on Revenue Canada's administrative policy described above, a shareholder who is not resident in Canada and who receives a payment equal to the fair market value of his common shares as a result of the exercise of a right to dissent will be considered to have disposed of his common shares for proceeds of disposition equal to the amount so received in respect of the common shares, less any interest awarded by a court. Any capital gain realized on the disposition of the shareholder's shares will not be subject to tax under the Tax Act unless such shares are "taxable Canadian property" and the shareholder is not entitled to relief under a tax treaty between Canada and the shareholder's jurisdiction of residence. A share will be "taxable Canadian property" of a shareholder if, at any time during the five-year period immediately preceding the disposition of the shares, not less than 25 percent of the issued shares of any class or series belonged to the shareholder, to persons with whom the shareholder did not deal at arm's length, or any combination thereof. For the purposes of determining whether common shares of Granges or Da Capo are "taxable Canadian property" of the shareholder, options to acquire common shares owned by the shareholder or persons with whom the shareholder did not deal at arm's length are treated as having been exercised. Interest awarded to a dissenting shareholder by a court will be subject to Canadian withholding tax at the rate of 25 percent unless such rate is reduced under the provisions of a tax treaty between Canada and the dissenting shareholder's jurisdiction of residence.

UNITED STATES OF AMERICA

         The following is a general summary of certain material United States federal income tax consequences to United States Holders (as defined below) of the Amalgamation and the exchanges of common shares of Granges and Da Capo for common shares of Vista Gold (the "Exchanges"). This discussion does not address all potentially relevant federal income tax matters, and it does not address consequences peculiar to persons subject to special provisions of the Code, such as insurance companies, tax-exempt organizations, financial institution, broker-dealers, holders of 10% or more of the common shares of Granges, Da Capo or Vista Gold and non-resident alien individuals and foreign corporations. In addition, this discussion does not address any state, local or foreign tax consequences of the Exchanges. ACCORDINGLY, HOLDERS OF COMMON SHARES OF GRANGES OR DA CAPO SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF ACQUIRING, OWNING AND DISPOSING OF COMMON SHARES OF VISTA GOLD.

         As used herein, "United States Holder", includes a holder of common shares of Granges or Da Capo who is a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, or a trust whose income is subject to United States federal income taxation regardless of its source.

Reorganization Treatment

         The Internal Revenue Service, in published and private rulings, has treated amalgamation transactions as transfers of the assets of the amalgamating corporations to a new corporation in exchange for stock of the new corporation, which stock in turn is considered to be distributed by the amalgamating corporations to their shareholders in exchange for their stock in the amalgamating corporations. Accordingly, Granges and Da Capo believe that the respective amalgamations of Granges and Da Capo into Vista Gold will constitute reorganizations described in section 368(a) of the Code. As a result, United States Holders who receive only common shares of Vista Gold should receive tax- deferred treatment, provided that such United States Holders file the notice under section 367(b) of the Code (described below) and provided further that the otherwise tax-free status described below, is not overridden by the passive foreign investment corporation ("PFIC") rules under section 1291 of the Code, as discussed in more detail below.

         Assuming that the Exchanges constitute reorganizations described in section 368(a) of the Code:

         1. United States Holders will not recognize gain or loss upon the Exchanges;

         2. the aggregate tax basis of the common shares of Vista Gold received by a United States Holder will be the same as the aggregate tax basis of the common shares of Granges or Da Capo held by such United States Holder immediately prior to the Exchanges;

         3. The holding period of the common shares of Vista Gold received by a United States Holder will include the period during which such holder held common shares of Granges or Da Capo, provided that the common shares of Granges or Da Capo were held as a capital asset within the meaning of section 1221 of the Code; and

         4. Where a dissenting United States Holder of common shares of Granges or Da Capo receives solely cash in exchange for such holder's common shares, such cash will be treated as having been received by such holder as a distribution in redemption of the common shares. In general, gain or loss will be recognized upon such distribution in an amount equal to the difference between the cash received on the redemption and the holder's adjusted basis in such common shares. Provided that the common shares of Granges or Da Capo have been a capital asset in the hands of the holder, generally the gain or loss will be a capital gain or loss and will be a long-term or short-term capital gain or loss, depending on whether such common shares have been held for more than one year.

Section 367

         Generally, each United States Holder who is required to file a United States federal income tax return for the taxable year in which the Exchanges occur must file with the Internal Revenue Service (the "IRS") a notice described in the applicable Income Tax Regulations promulgated under section 367(b) of the Code (the "Section 367(b) Notice") in order for the Exchanges to qualify as a tax-free reorganization with respect to the shareholder. The
Section 367(b) Notice must be filed on or before the last date for filing (including extensions) the federal income tax return for such holder's taxable year in which the Exchanges occur, either at the Internal Revenue Service Center where the holder files his or her federal income tax return or with the District Director having jurisdiction over such return.

Passive Foreign Investment Corporation Rules

         Generally, the Code defines a PFIC as any foreign corporation if either: (i) 75 percent or more of its gross income for the taxable year is passive income or (ii) the proportion of the average value of the assets held by the corporation during the taxable year which produces passive income is at least 50 percent. Passive income generally includes income such as dividends, interest, rents, royalties, certain capital gains, the excess of gains over losses in certain commodity transactions, and certain other income not derived in the active conduct of a trade or business. However, gains from commodities transactions are not considered passive income if derived by a foreign corporation in the act of conduct of a commodity business and "substantially all" of such corporation's business is as an active commodities producer, processor, merchant or handler.

         As discussed further below, the U.S. federal income tax consequences of the Amalgamation and the Exchanges to United States Holders may depend, in part, on determinations as to whether Granges or Da Capo ever have been classified as PFICs and as to whether Vista Gold will constitute a PFIC. Granges and Da Capo do not believe that either of them is or has been a PFIC or that Vista Gold will be a PFIC. However, because PFIC determinations involve the application of Code provisions and related Treasury regulations that may be capable of differing interpretations, no assurances can be made regarding the past or present PFIC status of the companies. Furthermore, changes in the operations and business plans of Vista Gold occurring after the Amalgamation may affect its PFIC determination for the current and future taxable periods.

         The Code grants the United States Treasury Department (the "Treasury") authority to issue Income Tax Regulations that treat transfers of stock of a PFIC, which would otherwise be tax-free, as taxable transactions. In 1992, the Treasury proposed Income Tax Regulations that treat transfers of stock of a PFIC in non-recognition transfers, such as the Exchanges, as taxable transactions, if finalized in the form proposed, would unless, among other things, the stock of such PFIC is transferred for stock of another PFIC. No predications can be made as to whether or in what form such regulations will be finalized.

         As noted above, Granges and Da Capo do not believe that either of them is a PFIC or that Vista Gold will be a PFIC. Presumably, if it were ultimately determined that either Granges or Da Capo is a PFIC, Vista Gold also would be a PFIC, and, therefore, the Exchanges would not become taxable transactions pursuant to the above-mentioned exception. However, in the unlikely event that it ultimately were determined that Granges or Da Capo were a PFIC at any time during a U.S. Holder's period of stock ownership, and that Vista Gold were not a PFIC, then United States Holders would be taxed on the "gain" realized on the disposition of the stock in such PFIC under the provisions of section 1291 of the Code. For these purposes, the gain to a United States Holder would equal the fair market value of the common shares of Vista Gold received in the Exchanges over such holder's adjusted tax basis in the stock of the PFIC exchanged therefor. Under the provisions of section 1291 of the Code, all such gain required to be recognized would be treated as ordinary income and taxed in the manner described in the next paragraph.

         In addition, if Vista Gold were a PFIC, United States Holders who receive common shares of Vista Gold would be subject to certain adverse consequences if such holders received any distribution that is treated as an "excess distribution" or realized gain from a subsequent disposition of common shares of Vista Gold. Generally, an excess distribution is any distribution that is greater than 125 percent of the average annual distributions received by such United States Holder in the three preceding years (or such shorter period for which the common shares were held), which would include the period the United States Holder held common shares of Granges or Da Capo if either also were a PFIC. The amount of the excess distribution for gain is allocated on a pro rata basis to each day in which the United States Holder held stock in the PFIC, which would include the period the United States Holder held common shares of Granges or Da Capo (unless the Exchanges are treated as taxable transactions, as described above). Any amount of the excess distribution treated as allocable to a prior taxable period would be subject to an interest charge as if the holder had tax deficiencies in the taxable periods during which the holder held stock in the PFIC.

         If Vista Gold were a PFIC but Granges or Da Capo were not PFICs, United States Holders would be able to avoid the rules described in the previous paragraph by electing to treat Vista Gold as a qualified electing fund ("QEF") in the first taxable year that Vista Gold were a PFIC. As a result of making a QEF election, a United States Holder would be subject to current United States federal income taxation on such holder's pro rata share of the ordinary income of Vista Gold. However, based on management's belief that Vista Gold will not be a PFIC, management does not intend to make corresponding distributions, and, accordingly, United States Holders that make a QEF election may be currently taxed on their share of ordinary income without receiving a corresponding distribution.

         If Vista Gold were a PFIC and Granges or Da Capo also were PFICs, a QEF election would not alter the "PFIC taint" from prior taxable years. However, in the taxable year in which a QEF election is made, a United States Holder would be able to elect to "purge" the prior PFIC taint and be treated as if such holder disposed of the stock of the PFIC in a taxable disposition in such taxable year. The gain on the deemed disposition would be subject to tax under section 1291 of the Code in accordance with the rules described above.

         BECAUSE OF THE COMPLEXITIES REGARDING THE POSSIBLE APPLICATION OF THE PFIC RULES, UNITED STATES HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THE APPLICATION OF SUCH RULES.

RIGHT OF DISSENT

         Pursuant to the Company Act, any Granges Shareholder who dissents in respect of the Granges Resolution or any Da Capo Shareholder who dissents in respect of the Da Capo Resolution (a "Dissenting Shareholder") is entitled, provided the Amalgamation is effected and upon compliance with the appropriate procedures, to be paid the fair value of the common shares of Granges or the common shares of Da Capo in respect of which dissent was exercised and which are held by the Dissenting Shareholder, such fair value to be determined as of the day before the Granges Resolution and Da Capo Resolution were passed.

         The following is a summary of the operation of the provisions of the Company Act relating to a Dissenting Shareholder's dissent and appraisal rights. Any Granges Shareholder or Da Capo Shareholder considering the exercise of a right of dissent should seek independent legal advice since failure to comply strictly with the provisions of the Company Act may prejudice such shareholder's right to dissent. The provisions of the Company Act relating to a Dissenting Shareholder's dissent and appraisal rights are set out in Schedule J to this Joint Management Information Circular.

         Pursuant to the Company Act, a Granges Shareholder or a Da Capo Shareholder who wishes to dissent in respect of the Granges Resolution or the Da Capo Resolution must give written notice of dissent ("Notice of Dissent") to Granges or Da Capo, respectively. Notice of Dissent may be given to Granges by leaving it at or by mailing it by registered mail addressed to Granges' registered and records office at 709 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, Attention: Nancy A. Larson, Corporate Secretary/Manager Investor Relations, or by personally serving it on any director or officer of Granges. Notice of Dissent may be given to Da Capo by leaving it at or by mailing it by registered mail addressed to Da Capo's registered and records office at 700 - 625 Howe Street, Vancouver, British Columbia, Canada V6C 2T6, Attention: Gordon Jang, Secretary, or by personally serving it on any director or officer of Da Capo. In all cases, Notice of Dissent must be given by not later than October 29, 1996. The giving of a Notice of Dissent does not deprive a Granges Shareholder or a Da Capo Shareholder of the right to vote on the Granges Resolution or Da Capo Resolution, respectively. A vote against the Granges Resolution or the Da Capo Resolution or the execution or exercise of a proxy does not constitute a Notice of Dissent. A Granges Shareholder or a Da Capo Shareholder is not entitled to dissent with respect to any common shares if such shareholder votes (or instructs or is deemed, by submission of any incomplete proxy, to have instructed his or her proxyholder to vote) any common shares in favour of the Granges Resolution or Da Capo Resolution, respectively, but a Granges Shareholder or a Da Capo Shareholder may abstain from voting on the Granges Resolution or Da Capo Resolution, respectively, or may vote as a proxy for a shareholder whose proxy requires an affirmative vote without affecting his or her dissent rights.

         If the Granges Resolution and Da Capo Resolution are passed, each of Granges and Da Capo are required to give any Dissenting Shareholder of Granges or Da Capo, respectively, prior notice of Granges' or Da Capo's respective intention to act on the Granges Resolution or Da Capo Resolution and to advise any Dissenting Shareholder of his or her rights under the Company Act. Within 14 days after Granges or Da Capo gives such a notice of intention to act, each Dissenting Shareholder must send to Granges or Da Capo, as appropriate, a written notice containing his or her name and address, the number of common shares of Granges or Da Capo in respect of which he or she dissents and a requirement that Granges or Da Capo, as appropriate, purchase all such common shares (the "Demand for Purchase") together with the share certificates representing the common shares in respect of which he or she dissents. A Dissenting Shareholder who fails to forward such written notice and his or her share certificates within the 14 days loses any right to require Granges or Da Capo to purchase all the shares in respect of which the Notice of Dissent was given.

         Upon a Dissenting Shareholder making a Demand for Purchase, the Dissenting Shareholder is bound to sell and Granges, Da Capo or Vista Gold, as the case may be, is bound to purchase the common shares in respect of which the Demand for Purchase is given for their fair value as of the day before the Granges Resolution and Da Capo Resolution were passed, including any appreciation or depreciation in anticipation of the votes. After making a Demand for Purchase, a Dissenting Shareholder may not vote or exercise or assert any rights of a shareholder in respect of the shares for which Notice of Dissent has been given unless the Dissenting Shareholder withdraws the Demand for Purchase with the consent of Granges or Da Capo, as appropriate. Until the Dissenting Shareholder is paid in full for such shares, he or she may exercise and assert the rights of a creditor of Granges or Da Capo, as appropriate, with respect to such common shares.

         Either the Dissenting Shareholder or Granges, Da Capo or Vista Gold, as the case may be, is entitled to apply to the Court, which may fix the price and the terms of the purchase and sale of the shares in respect of which the dissent is made or order that the price and terms be established by arbitration or make such consequential orders and give such directions as the Court considers appropriate. Except as described above, the Amalgamation does not affect the rights of the Dissenting Shareholder, Granges or Da Capo under the Company Act or the price to be paid for the common shares of Granges or Da Capo.

EXPENSES OF THE AMALGAMATION

         The expenses to be incurred by Granges in connection with the Amalgamation, including investment dealer, legal, accounting, proxy solicitation and printing expenses are estimated not to exceed Cdn. $750,000. The expenses to be incurred by Da Capo in connection with the Amalgamation, including investment dealer, legal, accounting, proxy solicitation and printing expenses are estimated not to exceed Cdn. $250,000.


                   INTENTIONS OF SIGNIFICANT SHAREHOLDERS

         As of September 13, 1996, the only person known to Granges beneficially owning common shares of Granges carrying more than ten percent of the votes attached to all common shares of Granges was Atlas. Atlas beneficially owns, directly or indirectly, 12,714,900 common shares of Granges, which represents 22.8 percent of Granges' outstanding common shares.

         Based upon Atlas' current holdings, after giving effect to the Amalgamation, Atlas would beneficially own, directly or indirectly, 12,714,900 common shares of Vista Gold, representing 14.3 percent of the outstanding common shares of Vista Gold (12.6 percent on a fully diluted basis).

         As of September 13, 1996, the only person known to Da Capo beneficially owning common shares of Da Capo carrying more than ten percent of the votes attached to all common shares of Da Capo was Ross J. Beaty. Ross J. Beaty beneficially owns, directly or indirectly through associated companies, 4,421,308 common shares of Da Capo, which represents 27.0 percent of Da Capo's outstanding common shares.

         Based upon Mr. Beaty's current holdings, after giving effect to the Amalgamation, Mr. Beaty would beneficially own, directly or indirectly, 8,842,616 common shares of Vista Gold, representing 9.97 percent of the outstanding common shares of Vista Gold (8.8 percent on a fully diluted basis).

         On August 6, 1996, Mr. Beaty and his associated companies entered into a support agreement with Granges and Da Capo. On August 16, 1996, Atlas entered into a support agreement with Granges and Da Capo.

         Under the support agreements, each of Atlas and Mr. Beaty and his associated companies have agreed, among other things:

         (a) not to take any steps, directly or indirectly, which may in any way adversely affect the Amalgamation or any alternative form of transaction whereby either Granges or Da Capo or any of their respective affiliates is effectively to acquire 100% of the common shares of the other and merge such entities on economic terms which, in relation to shareholders, are substantially equivalent or better than those contemplated by the Amalgamation (an "Alternative Transaction");

         (b) not to solicit, initiate or encourage submissions, proposals or offers from any other person, entity or group relating to, or facilitate or encourage any effort to attempt with respect to, the acquisition or disposition of all or a substantial part of the issued or unissued shares of Granges or Da Capo or their respective subsidiaries, or any arrangement, amalgamation, merger, sale of all or any substantial part of their respective assets, take-over bid, reorganization, recapitalization, liquidation or winding-up of, or other business combination or a similar transaction involving Granges or Da Capo or any of their respective subsidiaries and any other party;

         (c) to use all reasonable efforts to assist Granges and Da Capo to complete the Amalgamation or an Alternative Transaction;

         (d) to vote its common shares in either Granges or Da Capo in favour of the Amalgamation at the Granges Meeting or Da Capo Meeting;

         (e) not to exercise any rights of dissent provided under sections 231 and 273 of the Company Act (British Columbia) with respect to the Amalgamation or any Alternative Transaction; and

         (f) not to transfer or assign or agree to transfer or assign any of the common shares of Granges or Da Capo held by it without the prior consent of Granges and Da Capo.

         Under the terms of the support agreement between Atlas Corporation, Granges and Da Capo, Granges has agreed:

         (a) to use all reasonable efforts to assist Atlas in reducing the number of common shares of Granges pledged by Atlas as security for the 7% exchangeable debentures due October 25, 2000 issued by Atlas;

         (b) to negotiate in good faith an amendment to the Gold Bar joint venture agreement between Granges and Atlas pursuant to which Granges will withdraw from the joint venture in exchange for a payment from Atlas in an amount to be negotiated;

         (c) to file and use its best efforts to cause to become effective not later than November 30, 1996 all registration statements and other filings (federal, provincial or state) as shall be necessary on the part of Granges to enable Atlas to dispose of its common shares of Granges on The Toronto Stock Exchange and the American Stock Exchange or otherwise in Canada or the United States, without restriction of any kind whatsoever under applicable securities laws and to maintain, in the case of any registration statement filed with the U.S. Securities and Exchange Commission, the effectiveness of such registration and other applicable filings until the earlier of
                 (i) the date of completion of such disposition, and (ii) December 31, 2000;

         (d) to cause Michael B. Richings, if and when requested by Atlas, to resign from the Board of Directors of Atlas; and

         (e) to reimburse promptly all expenses (other than brokerage commissions or underwriting fees) incurred by Atlas in connection with the support agreement, the Amalgamation or any Alternative Transaction or any of the matters referred in (a) to (d) above.

         Under the terms of the support agreements, each of Granges and Da Capo also has agreed not to purchase or sell any common shares of the other until the Amalgamation becomes effective or the Definitive Agreement is terminated.

         All of the directors and senior officers of Granges and their associates who hold common shares of Granges have advised Granges that they intend to vote in favour of the special resolution approving the Amalgamation at the Granges Meeting.

         In addition to Mr. Beaty and his associated companies, all of the other directors and senior officers of Da Capo and their associates who hold common shares of Da Capo have advised Da Capo that they intend to vote in favour of the special resolution approving the Amalgamation at the Da Capo Meeting.


                       DESCRIPTION OF VISTA GOLD CORP.

         The name of the amalgamated company will be "Vista Gold Corp.". Vista Gold's head office will be located at Suite 3000 - 370 Seventeenth Street, Denver, Colorado, U.S.A. 80202 and its registered and records office will be located at 709 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.

BUSINESS STRATEGY OF VISTA GOLD

         The merger between Granges and Da Capo is the first step in their long-term strategy of becoming a mid-size gold producer. Over the next few years, Granges' plan has been to increase production to between 300,000 and 500,000 ounces of gold per year with an average cash cost of production below U.S. $200 per ounce and to have reserves and mineral inventory to sustain this production level for at least eight to ten years. Vista Gold's future production will be mainly from Latin America and Nevada. Vista Gold's exploration and development focus will be on gold and growth, and increased production will be achieved through the development of mineral properties found through its own exploration program and the acquisition of developed or near development mineral properties.

         Apart from the current expansion of the Brimstone deposit under way at the Hycroft mine in Nevada, Vista Gold's first expansion in production will be achieved by the development of the Amayapampa and Capa Circa properties of Da Capo in Bolivia. These two properties currently have small, ongoing mining and processing operations and have been subjected to drilling and geologic evaluation. Under Granges' direction, Mine Reserves Associates completed an independent ore reserve evaluation which demonstrated that Amayapampa contains proven and probable reserves of approximately 500,000 ounces of gold, contained in 6.2 million tonnes averaging 2.54 grams of gold per tonne. The total mineralization at Amayapampa is estimated to be 1.1 million ounces of gold, contained in 14.3 million tonnes averaging 2.35 grams of gold per tonne. Capa Circa has limited drilling and some mine development. Reserves at Capa Circa have not been calculated because of limited information. However, historic production grades and the continuity of vein structures indicate that a minimum potential mineral inventory of 1.0 million tonnes at 6.0 grams of gold per tonne (190,000 ounces) exists. The total mineralization at Capa Circa is estimated to be 1.1 million ounces of gold, contained in 27.6 million tonnes averaging 1.21 grams of gold per tonne. Four other properties located in various parts of Bolivia are in the early stages of exploration.

         Studies completed by Granges indicate an open pit development on the Amayapampa ore deposit with a smaller underground development commencing one year later on the Capa Circa deposit. The ore from both mines would be treated in a 3,200-tonne-per-day mill using gravity, flotation, and cyanide leaching to achieve gold recoveries of 90 to 92 percent. The operation would produce approximately 100,000 ounces per year starting in the second year of production and would have a life of at least nine years. The average operating cash cost would be U.S. $143 per ounce and the total capital cost would be U.S. $65 million. The estimated pay back, at an assumed price of U.S. $400 per ounce of gold, would be achieved during the second year of production. As these are advanced-stage development properties,

Granges foresees a seven month final feasibility period followed by final design and construction over a 15 month period to result in operations commencing 22 months from completion of the Amalgamation.

         The final feasibility study will involve final definition drilling and condemnation drilling at Amayapampa, as well as core drilling to obtain pit slope stability information and drilling to define reserves at Capa Circa. Reserve estimates will be refined and the final mine design completed. Metallurgical testing will continue to obtain information for final process plant design. Studies will be undertaken to finalize processing methodology and site optimization for facilities. The tailings dam site will be evaluated and finalized, as will design parameters, resulting in a final design. Final design will be done on roads, power and communications. Baseline environmental and socio-economic studies will continue, leading to applications for operating permits. Upon completion of the final feasibility study and obtaining financing and all necessary permits and approvals, construction will commence.

         The next major expansion of Vista Gold's production is anticipated to come from the development of the Guariche project in Venezuela. This property is currently the subject of an option agreement with L.B. Mining Company. The agreement provides for an option period of not less than five months during which Granges is to evaluate the reserve potential of the property. If Granges is satisfied that there is a potential minimum of 500,000 ounces of proven and probable reserves of gold on the property at the end of the option period, Granges will acquire the Guariche project and purchase these reserves at U.S. $30 per ounce.

         The Guariche deposit is estimated to contain 7.8 million tonnes at 2.1 grams of gold per tonne in a mineral inventory which is no deeper than 75 metres from the surface. The company has completed a prefeasibility study assuming that these resources are converted into mineable reserves. A prefeasibility study which examined the open pit development and processing using cyanide leaching and carbon in pulp extraction estimated at the production cost of gold from this development would be at an average cost of U.S. $180 per ounce. The capital cost for the development was estimated to be U.S. $38 million.

         Vista Gold will continue to look for appropriate development opportunities while maintaining an aggressive exploration program on properties located in Bolivia, Ecuador, Venezuela, the United States and Canada.

MANAGEMENT OF VISTA GOLD

         The following persons will hold office as the initial directors and officers of Vista Gold from the Effective Date:


                                                                                              BENEFICIALLY
                                                                                                OWNED OR
                                    PRINCIPAL OCCUPATION, BUSINESS OR                       CONTROLLED VISTA
  NAME, RESIDENCE AND POSITION      EMPLOYMENT FOR THE LAST FIVE YEARS                       GOLD SHARES(1)
  ----------------------------      ----------------------------------                      ----------------
  Directors

  ROSS J. BEATY                     Geologist; President of Da Capo since March 1994;          8,694,616
  Vancouver, B.C.                   Chairman of the Board of Pan American Silver Corp.
  Director and Vice Chairman        (a silver mining company) since March 1994; prior
  of the Board                      thereto President of Equinox Resources Ltd. (a
                                    mining company)

  WILLIAM M. CALHOUN                Mining Engineer; Chief Executive Officer of William              Nil
  Silverton, Id.                    Calhoun, Inc. (mining consultants)
  Director

                                                                                              BENEFICIALLY
                                                                                                OWNED OR
                                    PRINCIPAL OCCUPATION, BUSINESS OR                       CONTROLLED VISTA
  NAME, RESIDENCE AND POSITION      EMPLOYMENT FOR THE LAST FIVE YEARS                       GOLD SHARES(1)
  ----------------------------      ----------------------------------                      ----------------
  JAMES H. DUNNETT                  Businessman; President of Acorn Capital Finance                  Nil
  Denver, Co.                       Corporation (an investment company)
  Director

  C. THOMAS OGRYZLO                 Mining Engineer; President and Chief Operating                   Nil
  Mississauga, Ont.                 Officer of Kilborn Engineering and Construction Ltd.
  Director                          (an engineering firm) since 1992; prior thereto
                                    Senior Vice President of Kilborn Engineering and
                                    Construction Ltd.

  MICHAEL B. RICHINGS               Mining Engineer; President and Chief Executive                   Nil
  Littleton, Co.                    Officer of Granges since June 1995; President of
  Director, President and           Atlas Corporation (a mining company) from January
  Chief Executive Officer           1995 to June 1995; Group Executive and President of
                                    Lac Minerals Ltd. South America (a mining company)
                                    from 1993 to 1995; prior thereto Vice President of
                                    Operations of Atlas Corporation
  KEITH STEEVES                     Mining executive; retired in 1996 as Senior Vice-                Nil
  Richmond, B.C.                    President, Commercial of Teck Corporation (a mining
  Director                          company)

  DAVID R. SINCLAIR                 Chartered Accountant; Retired in 1990 as Senior and              Nil
  Nanoose Bay, B.C.                 Managing Partner of Coopers & Lybrand, Vancouver
  Chairman of the Board             (chartered accountants)

  ALAN G. THOMPSON                  Businessman; President and Chief Executive Officer               Nil
  West Vancouver, B.C.              of A.G.T. Financial Corporation (an investment
  Director                          company)

  PETER WALTON                      Self-employed business consultant                                Nil
  West Vancouver, B.C.
  Director

  Officers


  MICHAEL B. RICHINGS               Mining Engineer; President and Chief Executive                   Nil
  Littleton, Co.                    Officer of Granges since June 1995; President of
  President and Chief               Atlas Corporation (a mining company) from January
  Executive Officer                 1995 to June 1995; Group Executive and President of
                                    Lac Minerals Ltd. South America (a mining company)
                                    from 1993 to 1995; prior thereto Vice President of
                                    Operations of Atlas Corporation

  AMJAD J. ALI                      Chartered Accountant; Vice-President, Finance and             30,000
  Castle Rock, Co.                  Chief Financial Officer of Granges since 1993; prior
  Vice-President, Finance and       thereto, Vice-President, Finance of Quintette Coal
  Chief Financial Officer           Limited (a mining company)

  NANCY A. LARSON                   Corporate Secretary/Manager Investor Relations of                Nil
  North Vancouver, B.C.             Granges since January 1996; Corporate Solicitor of
  Corporate Secretary/Manager       Granges from 1993 to 1996; prior thereto Associate,
  Investor Relations                Jones McCloy Peterson (Barristers & Solicitors)

  RONALD J. MCGREGOR                Vice President, Operations and Development of                    Nil
  Castle Rock, Co.                  Granges since July 1996; prior thereto Vice
  Vice President, Operations        President, Evaluation and Development, Cambior
  and Development                   U.S.A. (mining company)

- ------------------------------------------

(1) The number of Vista Gold shares to be beneficially owned, directly or indirectly, or over which each individual identified will exercise control or direction, is based on the number of Granges common shares or Da Capo common shares beneficially owned, directly or indirectly, or over which control or direction is exercised, by such individual as at September 13, 1996.


         Each director of Vista Gold will hold office until the next annual general meeting of the shareholders of Vista Gold or until their successors are duly elected or appointed. Each officer of Vista Gold will hold office at the pleasure of the Board of Directors of Vista Gold.

PRO FORMA CAPITALIZATION

         The pro forma capitalization of Vista Gold as of July 31, 1996, after giving effect to the Amalgamation, is set forth in the following table:

                            PRO FORMA CAPITALIZATION
                              AS OF JULY 31, 1996
                          (U.S. dollars in thousands)


                 Long term debt                                  Nil

                 Shareholders' Equity

                     Common shares                              $120,574
                       (88,650,405 shares)

                     Deficit                                      (3,488)

                 Currency translation adjustment                  (1,207)
                                                                --------

                 Total pro forma capitalization                 $115,879
                                                                ========


PRO FORMA CONSOLIDATED BALANCE SHEET OF VISTA GOLD

         The following table presents selected pro forma consolidated financial information for Vista Gold prepared to illustrate the effects of the Amalgamation. Such pro forma financial information was prepared in accordance with Canadian generally accepted accounting principles and should be read in conjunction with the pro forma consolidated balance sheet and consolidated statements of earnings of Vista Gold, the notes thereto and the compilation report of Coopers & Lybrand with respect thereto set out in Schedule

F to this Joint Management Information Circular. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN UNITED STATES DOLLARS.

                                VISTA GOLD CORP.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          (U.S. dollars in thousands)

                                                                   DA CAPO
                                        GRANGES INC. AS AT      RESOURCES LTD.
                                           JUNE 30, 1996     AS AT APRIL 30, 1996   ADJUSTMENTS    PRO FORMA
                                           -------------     --------------------   -----------    ---------
 ASSETS

 CURRENT ASSETS

 Cash and cash equivalents                   $    3,650           $   1,652        $     448 (1)   $   5,023
                                                                                        (727)(2)
 Cash held as security                                -               2,001                            2,001
 Funds held in escrow                            18,496                   -                           18,496
 Marketable securities                                4                   -                                4
 Accounts receivable and other                    3,794                  21                            3,815
 Inventories                                     16,680                   -                           16,680
 Prepaids and deposits                                -                  17                               17
                                             ----------           ---------        ---------       ---------

                                                 42,624               3,691             (279)         46,036

 INVESTMENT IN ZAMORA GOLD CORP.                  3,563                   -                            3,563

 PROPERTY, PLANT AND EQUIPMENT                   39,831              15,406          (15,406)(3)      85,939
                                                                                      46,108 (2)
                                             ----------           ---------        ---------       ---------
                                             $   86,018           $  19,097        $  30,423       $ 135,538
                                             ==========           =========        =========       =========

 LIABILITIES

 CURRENT LIABILITIES

 Bank loan                                   $        -           $   1,351         $              $  1,351
 Accounts payable and accrued                    14,111                 181                          14,292
 liabilities
 Due to related parties                               -                  17                              17
                                             ----------           ---------        ---------       --------
                                                 14,111               1,549              Nil         15,660

 ACCRUED LIABILITIES                                  -                 300                             300

 PROVISIONS FOR FUTURE RECLAMATION AND            3,699                   -                           3,699
                                             ----------           ---------        ---------       --------
 CLOSURE COSTS
                                                 17,810               1,849              Nil         19,659

 SHAREHOLDERS' EQUITY

 SHARE CAPITAL                                   54,398              15,202              448 (1)     102,069
                                                                                     (15,650)(2)
                                                                                      47,671 (2)

 SPECIAL WARRANTS                                18,505               5,303           (5,303)(2)      18,505

 DEFICIT                                         (3,488)             (3,257)         (15,406)(3)      (3,488)
                                                                                      18,663 (2)
 CURRENCY TRANSLATION ADJUSTMENT                 (1,207)                  -                           (1,207)
                                             ----------           ---------        ---------       ---------

                                                 68,208              17,248           30,423         115,879
                                             ----------           ---------        ---------       ---------
                                             $   86,018           $  19,097        $  30,423       $ 135,538
                                             ==========           =========        =========       =========

Notes:

(1) To record the effect of 169,000 common shares issued by Da Capo subsequent to April 30, 1996 and before July 31, 1996 for consideration of $448,000.

(2) To record the acquisition of Da Capo using the purchase method of accounting, including costs of the transaction estimated to be U.S.$727,000.

(3) To write-off deferred exploration costs capitalized by Da Capo in order to conform to Granges' accounting policy.

SHARE CAPITAL

         Vista Gold will be authorized to issue 3,000,000,000 shares divided into 2,500,000,000 common shares without par value and 500,000,000 preferred shares without par value.

         Holders of the common shares of Vista Gold to be issued pursuant to the Amalgamation will be entitled to one vote per share at all meetings of shareholders of Vista Gold and to receive dividends as of and when declared by the directors of Vista Gold and to receive a pro rata share of the assets of Vista Gold available for distribution to shareholders in the event of liquidation, dissolution or winding-up. There will be no pre-emptive, conversion or redemption rights attached to the common shares of Vista Gold.

         Each common share of Vista Gold shall have attached to it one right issued pursuant to and governed by the terms of the shareholder protection rights agreement (the "Rights Agreement") dated as of May 1, 1996 between Granges and Montreal Trust. See "Shareholder Protection Rights Plan".

         The preferred shares of Vista Gold will be issuable in series by the Board of Directors of Vista Gold with such terms relating to dividends, redemption and distribution in the event of liquidation, dissolution or winding-up as the directors in their sole discretion may determine.

         Vista Gold will adopt a stock option plan identical to the Stock Option Plan of Granges. After giving effect to the Amalgamation, all outstanding stock options and common share purchase warrants exercisable to acquire common shares of Granges will become exercisable to acquire common shares of Vista Gold upon the same terms and at the same price at which they were originally issued.

         After giving effect to the Amalgamation, each outstanding stock option exercisable to acquire one common share of Da Capo will become exercisable to acquire two common shares of Vista Gold at one-half of the price at which such stock options were originally issued. Otherwise, such stock options shall retain the same terms under which they were originally issued.

         Approval of The Toronto Stock Exchange and the American Stock Exchange is required to effect the substitutional listing of the common shares of Vista Gold to be issued on the Effective Date of the Amalgamation. The common shares of Granges are listed on The Toronto Stock Exchange and the American Stock Exchange under the trading symbol "GXL". The common shares of Da Capo are listed on the Vancouver Stock Exchange under the trading symbol "DCX". The Toronto Stock Exchange and American Stock Exchange have preliminarily indicated that they will continue to list the common shares of Vista Gold after consummation of the Amalgamation under the trading symbol "VGZ". Prior to the Effective Date, Granges anticipates that it will file a supplemental listing application to list the common shares of Vista Gold that Da Capo Shareholders will own on the Effective Date. The common shares of Vista Gold will not be listed on the Vancouver Stock Exchange. Prior to the Effective Date, Da Capo anticipates that it will file an application to de-list from the Vancouver Stock Exchange the common shares of Vista Gold that Da Capo Shareholders will own on the Effective Date.

SHAREHOLDER PROTECTION RIGHTS PLAN

         Vista Gold will be a party to the Rights Agreement, which contains the terms of the Shareholder Protection Rights Plan (the "Rights Plan") of Granges which was previously adopted by the Board of Directors of Granges on May 1, 1995 and confirmed by ordinary resolution of the Granges Shareholders at an extraordinary general meeting held on September 29, 1995.

         The Rights Plan was designed to ensure that Granges Shareholders receive equal treatment in the event of a takeover bid or other acquisition of Granges common shares that could lead to a change in control of Granges. It was also intended to provide time for the Granges Shareholders to properly assess any takeover bid and to provide the Board of Directors of Granges with sufficient time to explore and develop alternatives for maximizing shareholder value including, if appropriate, searching for other potential bidders. The Rights Plan was also designed to ensure that United States and Canadian Granges Shareholders are treated equally and that a takeover bid must be made to all Shareholders on the same terms in all jurisdictions.

         The Rights Plan is not intended to deter takeover bids. It was designed to ensure that all Granges Shareholders receive equal treatment in the event of a takeover bid or other acquisition of control. Takeover bid contests for corporate control provide an opportunity for shareholders to obtain a once and for all gain. After the acquisition of effective control of a company other than through a takeover bid made to all shareholders, the opportunity for this one time gain normally does not recur. Without a Rights Plan, it would be possible for a bidder to acquire effective control either through open market purchases or private agreement purchases or both using various techniques permitted under applicable securities legislation without making a bid available to all shareholders at the same price including any premium offered under private agreement purchases. Such acquisitions of control can be an effective deterrent to other potential offerors. Shareholder rights plans are designed to prevent this by forcing all acquisitions of control to be made pursuant to a takeover bid available to all shareholders or in some other manner that is permitted by the board of directors of a company.

         A takeover bid will not necessarily achieve all the objectives of ensuring equal treatment for all shareholders or of maximizing shareholder value. A takeover bid can be completed legally in 21 days. This is too short a time period to ensure that the board of directors of a company can develop other alternatives. The Rights Plan was intended to provide time for Granges Shareholders to properly assess any takeover bid and to provide the Board of Directors of Granges with sufficient time to explore and develop alternatives for maximizing shareholder value including the identification of other potential bidders.

         As the common shares of Granges are traded on the American Stock Exchange and therefore are traded in the United States, there is a possibility that the differences between the United States and Canadian securities legislation could result in unequal treatment of Granges Shareholders in the two jurisdictions. The Rights Plan was intended to ensure equal treatment of Shareholders regardless of country of residence.

         The Boards of Directors of Granges and Da Capo believe that the Rights Plan will provide the same benefits to shareholders of Vista Gold ("Vista Gold Shareholders") as the Rights Plan previously provided to Granges Shareholders.

         The following is a summary of the principal terms of the Rights Agreement as will be applicable to Vista Gold:

Term

         The Rights Agreement came into force on May 1, 1995 and will expire on the date of the annual general meeting of Vista Gold in 1998.

Shareholder Approval

         The Rights Agreement was approved by an ordinary resolution of the Granges Shareholders on September 29, 1995. The Rights Agreement was also approved, in accordance with regulatory requirements, by a majority of the shareholders voting in person or by proxy at such extraordinary general meeting other than Atlas, which then held 27.6% of the outstanding common shares of Granges.

Issue of Rights

         One common share purchase right (a "Right") was issued and attached to each outstanding common share of Granges on May 1, 1995 and one Right was issued and attached to each common share of Granges subsequently issued. One Right will be issued and attach to each common share of Vista Gold (a "Vista Gold Share") issued on the Effective Date and one Right will be issued and attach to each Vista Gold Share subsequently issued prior to the expiry of the Rights Agreement.

Exercise of Rights

         The Rights will separate from the Vista Gold Shares and will be exercisable after the close of business on the tenth trading day (the "Separation Time") after a person has acquired, or announces or commences a takeover bid to acquire, 20 percent or more of the Vista Gold Shares other than pursuant to a Permitted Bid (referred to below). The acquisition by a person (an "Acquiring Person") of 20 percent or more of the Vista Gold Shares is called a "Flip-In Event". Any Rights held by an Acquiring Person will become void on the occurrence of the Flip-In Event.

         Each Right entitles the registered holder thereof to purchase one Vista Gold Share at the exercise price of Cdn. $20 per share (the "Exercise Price") after the Separation Time. However, after a Flip-In Event occurs, each Right will entitle the holder to receive, upon payment of the Exercise Price, Vista Gold Shares having a market value equal to twice the Exercise Price.

         The adjustment to the Exercise Price after a Flip-In Event, together with the Rights held by an Acquiring Person becoming void upon the occurrence of the Flip-In Event, makes any offer for control or takeover bid that is not a Permitted Bid prohibitively expensive for the Acquiring Person. Prior to the Rights Plan being triggered, the Rights will have no value and will have no dilutive effect on the Vista Gold Shares.

Certificates and Transferability

         Prior to the Separation Time, the Rights will be evidenced by a legend imprinted on the Vista Gold Share certificates and will not be transferable separately from the Vista Gold Shares. After the Separation Time, the Rights will be evidenced by separate certificates (the "Rights Certificates") and will be transferable separately from the Vista Gold Shares.

Permitted Bid Requirements

         Permitted Bids and Competing Permitted Bids (referred to below) are exempted from the operation of the Rights Plan. A "Permitted Bid" is a takeover bid for either all or less than all the Vista Gold Shares made by way of a takeover bid circular which complies with the following:

         (1) the offer, whether a full bid or "partial bid", must be made by way of a takeover bid circular to all Vista Gold Shareholders on the same terms;

         (2) the offer must remain outstanding for a minimum of 60 days to permit Vista Gold Shareholders to properly assess the bid, to allow alternate bids to emerge and to give the Board of Directors of Vista Gold sufficient time to appraise the offer, seek or formulate possible alternatives and communicate its recommendations to the Vista Gold Shareholders;

         (3) Vista Gold Shares cannot be taken up and paid for under the bid unless more than 50% of the Vista Gold Shares held by shareholders ("Independent Shareholders") who are independent of the offeror are tendered and not withdrawn;

         (4) any Vista Gold Shares deposited during the 60 day period may be withdrawn until taken up and paid for; and

         (5) if more than 50% of the Vista Gold Shares held by Independent Shareholders are deposited and not withdrawn, the offeror must make a public announcement and the takeover bid must be extended for a further ten business days to allow other Vista Gold Shareholders who have not yet tendered to deposit their Vista Gold Shares under the offer.

         A "Competing Permitted Bid" is a Permitted Bid made after another Permitted Bid and while that other Permitted Bid remains outstanding, with the exception that a Competing Permitted Bid must remain open for acceptance until the later of 21 days after the date of the Competing Permitted Bid or the 60th day after the date of the other Permitted Bid.

Termination or Waiver

         At any time before the occurrence of a Flip-In Event, the Board of Directors of Vista Gold may elect to terminate the Rights. The Board of Directors of Vista Gold may waive the application of the Rights Plan to any particular Flip-In Event if it determines that a person became an Acquiring Person by inadvertence. The Board of Directors of Vista Gold may also, until a Flip-In Event has occurred, waive the application of the Rights Plan to any particular Flip-In Event.

Grandfathered Person

         Atlas Corporation, which presently holds 22.8 percent of the outstanding common shares of Granges, is "grandfathered" under the Rights Agreement so long as it beneficially owns not more than 40 percent and not less than five percent of the outstanding common shares of Granges or of the Vista Gold Shares.

Exemptions for Investment Advisors

         Investment advisors (for fully managed accounts) and trust companies (acting in their capacities as trustees and administrators) acquiring more than 20 percent of the Vista Gold Shares will be exempted from triggering a Flip-In Event provided that they are not part of a group making a takeover bid.

Exchange Option

         Under certain circumstances, the Board of Directors of Vista Gold can, on the exercise of a Right and payment of the Exercise Price, issue in lieu of Vista Gold Shares debt or equity securities or assets of Vista Gold having a value equal to twice the Exercise Price. The Board of Directors of Vista Gold can also determine to issue in exchange for Rights, but without payment of the Exercise Price, debt or equity securities or assets having a value equal to the Exercise Price.

Adjustments

         The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution in the event that Vista Gold:

       (i) declares or pays a dividend on the Vista Gold Shares payable in Vista Gold Shares (or other securities exchangeable for or convertible into or giving a right to acquire Vista Gold Shares) other than pursuant to any dividend reinvestment plan;

      (ii) subdivides or changes the outstanding Vista Gold Shares into a greater number of Vista Gold Shares;

     (iii) consolidates or changes the outstanding Vista Gold Shares into a smaller number of Vista Gold Shares;

      (iv) issues any Vista Gold Shares (or other securities exchangeable for or convertible into or giving a right to acquire Vista Gold Shares) in respect of, in lieu of or in exchange for existing Vista Gold Shares;

       (v) fixes a record date for the making of a distribution to substantially all holders of Vista Gold Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Vista Gold Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Vista Gold Shares) at a price per Vista Gold Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Vista Gold Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the market price per Vista Gold Share on such record date; or

      (vi) fixes a record date for the making of a distribution to substantially all holders of Vista Gold Shares of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend paid in Vista Gold Shares but including any dividend payable in securities other than Vista Gold Shares) or rights or warrants entitling them to subscribe for or purchase Vista Gold Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Vista Gold Shares) at a price per Vista Gold Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Vista Gold Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the market price per Vista Gold Share on such record date.

         With certain exceptions, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exercise Price. No fractional Vista Gold Shares will be issued upon exercise of the Rights and, in lieu thereof, Vista Gold shall pay to the registered holders of Rights an amount in cash equal to the same fraction of the market value of one Vista Gold Share on the date of exercise of the Rights.

Amendments

         The Board of Directors of Vista Gold may from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights to make any changes which the Board of Directors of Vista Gold acting in good faith may deem necessary or desirable or to cure any ambiguity or to correct or supplement any provision which may be inconsistent with any other provision or which is otherwise defective. No supplements or amendments can be made after a Flip-in Event if it materially adversely affects the interests of the holders of Rights generally.

ELIGIBILITY FOR INVESTMENT

         In the opinion of Ladner Downs, counsel to Granges, and Maitland & Company, counsel to Da Capo, subject to compliance with the prudent investment standards and general investment provisions and restrictions of the statutes referred to below (and where applicable, the regulations thereunder) and, in certain cases, subject to the satisfaction of additional requirements relating to investment or lending policies or goals, and, in certain cases, the filing of such policies or goals, the Vista Gold Shares would not, if the date hereof were the Effective Date, be precluded as investments under the following statutes:

Insurance Companies Act (Canada)                            An act respecting trust companies and saving
Trust and Loan Companies Act (Canada)                       companies (Quebec) (except trust companies with
Pension Benefits Standards Act, 1985 (Canada)               respect to funds, other than deposits, which are
Financial Institutions Act (British Columbia)               administered for other persons)
Loan and Trust Corporations Act (Alberta)                   An act respecting insurance (Quebec) (in respect
The Pension Benefits Act, 1992 (Saskatchewan)               of insurers other than mutual associations,
The Insurance Act (Manitoba)                                professional corporations or guarantee fund
Loan and Trust Corporations Act (Ontario)                   corporations)
Pension Benefits Act (Ontario)                              Supplemental Pension Plans Act (Quebec)

         In the opinion of such counsel, the Vista Gold Shares when listed on a prescribed stock exchange will be qualified investments for registered retirement savings plans, registered retirement income funds and deferred profit sharing plans under the Tax Act. Also, in the opinion of such counsel, the Vista Gold Shares will not constitute "foreign property" under the Tax Act as currently enacted. In the further opinion of such counsel, if the currently proposed amendments to the Tax Act are enacted substantially as proposed, the Vista Gold Shares when listed on a prescribed stock exchange in Canada will not constitute "foreign property" under the Tax Act.

DIVIDEND POLICY

         The payment of dividends by Vista Gold will be a matter to be determined from time to time by the Board of Directors of Vista Gold. Neither Granges nor Da Capo has, since the date of their respective incorporations, declared or paid any dividends on their respective common shares. Earnings have been retained to finance further exploration, development and acquisitions.

AUDITORS AND REGISTRAR AND TRANSFER AGENT

         Coopers & Lybrand, Chartered Accountants, at its principal offices in Vancouver, British Columbia will be the auditors of Vista Gold until the first annual meeting of the shareholders of Vista Gold.

         Montreal Trust, at its principal transfer offices in Toronto, Montreal, Halifax, Winnipeg, Regina and Vancouver, will be the registrar and co-transfer agent for the common shares of Vista Gold. Bank of New York, at its principal transfer office in New York, will be a co-transfer agent for the common shares of Vista Gold.


                          COMPARATIVE TRADING HISTORY

         The following table sets forth the high and low prices of the Granges common shares and the volumes traded on The Toronto Stock Exchange and the American Stock Exchange and the high and low prices of the Da Capo common shares and the volume traded on the Vancouver Stock Exchange for the periods indicated:

                        GRANGES COMMON SHARES            GRANGES COMMON SHARES           DA CAPO COMMON SHARES
                       TORONTO STOCK EXCHANGE           AMERICAN STOCK EXCHANGE        VANCOUVER STOCK EXCHANGE
                       ------------------------       --------------------------       ------------------------
        PERIOD        HIGH     LOW      VOLUME        HIGH      LOW      VOLUME        HIGH    LOW      VOLUME
        ------        ----     ---      ------        ----      ---      ------        ----    ---      ------
                        (Cdn. $)          (#)           (U.S. $)          (#)           (Cdn. $)        (#)
  1994
  First Quarter        4.40   3.15   2,818,058         3.38     2.38   2,203,600      4.10    0.70      529,700
  Second Quarter       3.95   2.70     721,227         2.94     1.88     958,900      4.70    3.50      311,600
  Third Quarter        3.20   2.55   1,823,712         2.50     1.88     983,000      4.20    3.30      433,000
  Fourth Quarter       3.20   1.91   2,094,282         2.44     1.38   1,466,200      5.00    3.65      674,700

  1995
  First Quarter        2.70   2.05   1,731,658         1.94     1.44   1,162,100      3.75    1.80      467,500
  Second Quarter       2.85   2.31   2,232,468         2.19     1.69   1,009,800      2.90    1.65    1,006,900
  Third Quarter        3.20   2.20   2,765,778         2.38     1.63   1,397,300      3.05    2.25      656,200
  Fourth Quarter       2.80   2.22   3,638,121         2.13     1.63     946,200      2.55    1.91    1,018,300

  1996
  First Quarter        3.75   2.70   3,984,782         2.75    1.625   3,405,000      4.50    2.43    4,033,589
  April                2.70   2.55   3,292,214         2.18    1.875   1,488,400      4.75    3.65    1,587,875
  May                  2.80   2.50   1,158,575         2.06     1.81   1,129,300      4.80    4.25      349,534
  June                 2.88   1.90     837,606         2.12     1.44   1,099,100      4.79    3.80      836,538
  July                 2.25   1.90     600,818         1.68     1.37     689,000      4.25    3.80      488,575
  August               2.60   1.75   2,145,152       1.9375     1.25     844,200      4.65    3.60      963,352
  September 1-15       2.48   2.15     280,745       1.8125     1.50      99,300      4.33    3.60      403,990


         The closing price of the common shares of Granges on The Toronto Stock Exchange and on the American Stock Exchange was Cdn. $2.01 and U.S. $1.56, respectively, on July 31, 1996, immediately preceding the announcement of the proposed Amalgamation, and Cdn. $2.13 and U.S. $1.50, respectively, on September 13, 1996 which was the last day on which the common shares of Granges traded prior to the approval of the Amalgamation Agreement by the Boards of Directors of Granges and Da Capo.

         The closing price of the common shares of Da Capo on The Vancouver Stock Exchange was Cdn. $3.90 on July 31, 1996, immediately preceding the first announcement of the proposed Amalgamation, and Cdn. $3.75 on September 13, 1996 which was the last day on which the common shares of Da Capo traded prior to the approval of the Amalgamation Agreement by the Boards of Directors of Granges and Da Capo.


                                  RISK FACTORS

         The Granges Shareholders and Da Capo Shareholders should carefully consider each of the following risk factors in deciding whether or not to vote in favour of the Granges Resolution or Da Capo Resolution.

FLUCTUATING PRICES

         Granges' and Da Capo's revenues are, and Vista Gold's revenues are expected to be, in large part derived from the mining and sale of gold and other precious and base metals or interests related thereto. The price of those commodities has fluctuated widely, particularly in recent years, and is affected by numerous factors beyond the control of Granges, Da Capo or Vista Gold, including international, economic and political trends, expectations of inflation, currency exchange fluctuations, interest rates, global or regional consumption patterns (such as the development of gold coin programs), speculative activities and increased production due to new mine developments and improved mining and production methods. The effect of these factors on the price of base and precious metals, and therefore the economic viability of any of Granges', Da Capo's or Vista Gold's projects, cannot accurately be predicted.

EXPLORATION AND DEVELOPMENT

         All of the mineral properties which Da Capo owns and all of the mineral properties owned by Granges or to be owned by Vista Gold, other than the Hycroft Mine, are in the exploration and development stages only. Mineral exploration and development involves a high degree of risk and few properties which are explored are ultimately developed into producing mines. There is no assurance that Granges', Da Capo's or Vista Gold's mineral exploration and development activities will result in any discoveries of commercial bodies of ore. The long-term profitability of Granges', Da Capo's or Vista Gold's operations will be in part directly related to the cost and success of its exploration programs, which may be affected by a number of factors beyond the control of Granges, Da Capo or Vista Gold.

         Substantial expenditures are required to establish ore reserves through drilling, to develop metallurgical processes to extract metal from the ore and, in the case of new properties, to develop the mining and processing facilities and infrastructure at any site chosen for mining. Although substantial benefits may be derived from the discovery of a major mineralized deposit, no assurance can be given that minerals will be discovered in sufficient quantities to justify commercial operations or that the funds required for development can be obtained on a timely basis.

OPERATING HAZARDS AND RISKS

         Mineral exploration involves many risks, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Operations in which Granges, Da Capo and Vista Gold have direct or indirect interests will be subject to all the hazards and risks normally incidental to exploration, development and production of gold and other metals, any of which could result in work stoppages, damage to property and possible environmental damage. Although Granges and Da Capo have obtained, and Vista

Gold will obtain, liability insurance in an amount which they consider adequate, the nature of these risks is such that liabilities might exceed policy limits, the liabilities and hazards might not be insurable against, or any of Granges or Da Capo or Vista Gold might not elect to insure itself against such liabilities due to high premium costs or other reasons, in which event Granges, Da Capo or Vista Gold could incur significant costs that could have a materially adverse effect upon their financial condition.

MINORITY INTEREST IN PROPERTIES

         Certain third parties hold minority interests in certain of Da Capo's properties or will hold interests in Vista Gold's properties. Under Bolivian law, a minority interest in a mining concession is an undivided interest in that concession and the holder of such a minority interest may take actions to restrict all exploration and development of the mining concessions by the holder of the majority interest if such exploration and development is conducted without the minority owner's permission. Furthermore, if the majority and minority parties wish to separate their interests, but are unable to agree as to the method of division or purchase of the property, the parties must file a request for division before a Bolivian civil court.

CALCULATION OF RESERVES AND GOLD RECOVERY

         There is a degree of uncertainty attributable to the calculation of reserves and corresponding grades being mined or dedicated to future production. Until reserves are actually mined and processed, the quantity of ore and grades must be considered as an estimate only. In addition, the quantity of reserves and ore may vary depending on metal prices. Any material change in the quantity of reserves, mineralization, grade or stripping ratio may affect the economic viability of Granges', Da Capo's or Vista Gold's properties. In addition, there can be no assurance that gold recoveries or other metal recoveries in small scale laboratory tests will be duplicated in larger scale tests under on- site conditions or during production.

ENVIRONMENTAL FACTORS

         All phases of Granges', Da Capo's and Vista Gold's operations are subject to environmental regulation. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect Granges', Da Capo's or Vista Gold's operations.

COMPETITION AND AGREEMENTS WITH OTHER PARTIES

         The mining industry is intensely competitive in all of its phases, and Granges and Da Capo compete with, and Vista Gold will compete with, many companies possessing greater financial resources and technical facilities than themselves. Competition in the mining business could adversely affect Granges', Da Capo's or Vista Gold's ability to acquire suitable producing properties or prospects for mineral exploration in the future.

CASH FLOW

         Da Capo Company's properties are currently being assessed for exploration and development and as a result, Da Capo has no source of operating cash flow. Any further significant work would likely require additional equity or debt financing. Da Capo has limited financial resources and there is no assurance that additional funding will be available to allow Da Capo to fulfil its obligations on existing properties. Failure to obtain additional financing could result in the delay or indefinite postponement of further exploration and development.

CONFLICTS OF INTEREST

         Certain directors of Granges and Da Capo are, and certain initial directors of Vista Gold will be, officers and/or directors of, or are associated with other natural resource companies that acquire interests in mineral properties. Such associations may give rise to conflicts of interest from time to time. In the event that any such conflict of interest arises, a director who has such a conflict will disclose the conflict to a meeting of the directors of the company in question and will abstain from voting for or against approval of any matter in which such director may have a conflict. In appropriate cases, the company in question will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. In accordance with the laws of British Columbia, the directors of all companies are required to act honestly, in good faith and in the best interests of a company for which they serve as a director.

TITLE TO ASSETS

         Although Granges and Da Capo have reviewed and are satisfied with the title for all mineral properties in which they have a material interest, there is no guarantee that title to such concessions will not be challenged or impugned.

POLITICAL AND ECONOMIC INSTABILITY IN SOUTH AMERICA

         Certain of Granges' exploration and development activities occur in Venezuela and Ecuador, all of Da Capo's exploration and development activities occur in Bolivia and certain of Vista Gold's exploration and development activities will occur in the aforementioned countries. As a result, Granges, Da Capo or Vista Gold may be affected by possible political or economic instability in those countries. The risks include, but are not limited to: military repression, extreme fluctuations in currency exchange rates and high rates of inflation. Changes in mining or investment policies or shifts in political attitude in the aforementioned countries may adversely affect Granges', Da Capo's or Vista Gold's business. Operations may be affected in varying degrees by government regulations with respect to restrictions on production, price controls, export controls, income taxes, expropriation of property, maintenance of claims, environmental legislation, land use, land claims of local people, water use and mine safety. The effect of these factors cannot be accurately predicted.

FOREIGN CURRENCY

         Granges's operations throughout North and South America and Da Capo's operations in Bolivia render each of them, and Vista Gold's operations throughout North and South America will render it, subject to foreign currency fluctuations which may materially affect financial position and results. Neither Granges nor Da Capo engage in currency hedging to offset any risk of currency fluctuations.


                                  GRANGES INC.

OVERVIEW

         Granges was originally incorporated on November 28, 1983 under the Company Act (British Columbia) and on May 1, 1995 amalgamated with Hycroft Resources & Development Corporation under the name "Granges Inc.".

         Granges is engaged, directly and through joint ventures, in the exploration for and the acquisition, development and operation of mineral properties in North and South America. Since 1971, Granges and its predecessor companies, previously owned by Granges AB of Sweden, have held participating interests in six mines, four of which were discovered by Granges. Granges has operated four of the six mines. Granges's principal mining operation is the Hycroft mine (formerly known as the Crofoot/Lewis mine) in the United States which produces gold and by-product silver. In 1995, the Hycroft mine produced approximately 101,000 ounces of gold at a cash cost of U.S. $272 per ounce. Granges also has 22 undeveloped mineral properties covering approximately 180,800 hectares (446,750 acres) in various stages of evaluation. In 1995, Granges acquired a 41 percent equity interest in Zamora Gold Corp., a Canadian mineral exploration company that controls a large land position in the Nambija gold district of southern Ecuador. In 1996, Granges acquired an option to purchase the Guariche mining concessions in Venezuela.

         Granges's head office is situated at Suite 3000 - 370 Seventeenth Street, Denver, Colorado, 80202, U.S.A. and its registered and records offices are situated at Suite 709 - 700 West Pender Street, Vancouver, British Columbia, V6C 1G8. Granges' telephone number at such office is (604) 687-2831. The common shares in the capital of Granges are listed on The Toronto Stock Exchange and the American Stock Exchange and trade under the symbol "GXL".

NO RELATIONSHIP TO DA CAPO INSIDERS

         None of the directors or officers of Granges are directors or officers of Da Capo, and none of the directors or officers of Da Capo are directors or officers of Granges. The only person known to Granges who beneficially own common shares of Granges carrying more than ten percent of the votes attached to all common shares of Granges is Atlas Corporation which does not, to Granges' knowledge, beneficially own any common shares of Da Capo. The only persons known to Granges who beneficially own common shares of Da Capo carrying more than ten percent of the votes attached to all common shares of Da Capo are Ross Beaty and his associated companies who do not, to Granges' knowledge, beneficially own any common shares of Granges.

DOCUMENTS INCORPORATED BY REFERENCE

         Certain disclosure documents of Granges are incorporated by reference into this Joint Management Information Circular. See "Incorporation of Certain Information by Reference".

RECENT DEVELOPMENTS

SPECIAL WARRANT OFFERING

         Pursuant to an underwriting agreement dated as of April 15, 1996 among ScotiaMcLeod Inc., First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc. (collectively, the "Underwriters") and Granges on April 25, 1996, Granges issued and sold 9,699,800 special warrants (the "Underwritten Special Warrants") at a price of Cdn. $2.60 per Underwritten Special Warrant under exemptions from the prospectus requirements of applicable securities legislation. Each Underwritten Special Warrant entitled the holder thereof to acquire one common shares of Granges and one-half of one common share purchase warrant of Granges (an "Underwritten Warrant") at no additional cost. On July 8, 1996, the Underwritten Special Warrants were deemed exercised and the Company issued 9,699,800 common shares of Granges and 4,849,900 Underwritten Warrants to holders of the Underwritten Special Warrants.

         The gross proceeds to Granges from the sale of the Underwritten Special Warrants, which were received by the Company on July 9, 1996, were Cdn. $25,219,480. A fee of $0.13 per Underwritten Special Warrant was paid by Granges to the Underwriters in connection with the issue and sale of the Underwritten Special Warrants. No additional fee was paid to the Underwriters in connection with the issue of common shares of Granges and Underwritten Warrants upon the deemed exercise of the Underwritten Special Warrants. The expenses of the issue of the Underwritten Special Warrants, estimated to be Cdn. $200,000, were borne by Granges.

         The Underwritten Warrants were issued in registered form pursuant to a warrant indenture dated as of April 25, 1996 (the "Underwritten Warrant Indenture") between Granges and Montreal Trust. Each whole Underwritten Warrant entitles the holder thereof to acquire one common share of Granges at a price of Cdn. $3.00 until 4:30 p.m. (local time) on October 31, 1997, after which time the Underwritten Warrants will become null and void. Under the Underwritten Warrant Indenture, Granges may, from time to time, purchase Underwritten Warrants in the market, by private contract or otherwise. No adjustment as to cash dividends paid in the ordinary course will be made upon any exercise of Underwritten Warrants. Holders of

Underwritten Warrants do not have any voting or pre-emptive rights or any other rights as shareholders of Granges.

         The Underwritten Warrant Indenture provides that the rights conferred by the Underwritten Warrants will be subject to adjustment in certain circumstances including, subject to certain restrictions, any reorganization of the share capital of Granges by way of consolidation, subdivision, merger, amalgamation, arrangement or otherwise where the payment of stock dividends or making of other distributions in cash, property or securities to all or substantially all of Granges' shareholders occurs.

GUARICHE OPTION AGREEMENT

         On June 7, 1996 Granges entered into a definitive option agreement (the "Guariche Option Agreement") with LB Mining Co. Ltd. ("L.B. Mining") under which Granges has been granted the right to conduct exploration drilling and technical studies on mining concessions ("the Guariche Properties") owned by two wholly-owned subsidiaries of L.B. Mining which are organized under the laws of Venezuela, Corporacion Minera Nacional, C.A. and Aerominas, C.A. (collectively, the "L.B. Subsidiaries"), during an option period which terminates 150 days after the Second Option Payment (as defined below) and the right to acquire the LB Subsidiaries which own the Guariche Properties (the "Guariche Option"). The consideration to be paid for the Guariche Option is U.S.$275,000 payable as to U.S.$125,000 (the "First Option Payment") upon receipt of documentation evidencing the LB Subsidiaries' ownership of the necessary exploitation concessions and occupancy permits for the Guariche Properties and as to U.S.$150,000 (the "Second Option Payment") upon receipt of exploration drilling permits for and upon Granges being satisfied there are no remaining overriding interests in the Guariche Properties. If the condition to the First Option Payment is satisfied by June 15, 1996 and the conditions to the Second Option Payment are satisfied by July 15, 1996 then Granges will be required to incur minimum exploration expenditures on the Guariche Properties of U.S.$350,000 during the option period. If the conditions to the First Option Payment or the Second Option Payment are not satisfied, Granges has the right to terminate the agreement or extend the date of the Second Option Payment by a further 30 days. Multiple 30 day extensions are permitted, but not beyond December 15, 1996. If, after making the Second Option Payment, Granges terminates its exploration activities without meeting its expenditure commitment of U.S.$350,000 during the option period, it must pay LB Mining a break-off fee of U.S.$500,000. To date, the condition to the First Option Payment has not been satisfied and Granges has granted three consecutive 30 day extensions.

         If drilling and technical studies completed during the option period satisfy Granges that the Guariche Properties potentially contain a minimum proven and probable mineable reserve of 500,000 ounces or more of gold, Granges intends, but will not be obligated, to exercise the Guariche Option to purchase the LB Subsidiaries for U.S.$15,000,000 payable as to U.S.$10,000,000 in cash and as to U.S.$5,000,000 in the form of 2,047,938 common shares of Granges to be issued, at a deemed price of Cdn. $3.35 (U.S.$2.44148) per share, upon the deemed exercise of the Class A Warrants (as defined below) in accordance with the Class A and B Warrant Indenture (as defined below). If the value of the common shares of Granges issuable upon exercise of the Class A Warrants, calculated upon the basis of the average trading price of the common shares of Granges on The Toronto Stock Exchange for the five business days immediately preceding the exercise of the Class A Warrants, is less than U.S.$5,000,000, Granges will pay LB Mining the difference in cash.

         Under the terms of the purchase agreement to be entered into by Granges and LB Mining at the time of exercise of the Guariche Option by Granges, Granges will be obligated to incur at least U.S.$2,000,000 in exploration expenditures during the next two years, with at least U.S.$1,000,000 to be incurred during the first year. The purchase agreement will also provide for semi-annual payments within two years of exercise of the Guariche Option for proven and probable mineable reserves ("Excess Ounces") established by Granges on the Guariche Properties over and above 500,000 ounces at the rate of U.S.$30 per ounce. The purchase agreement will provide that if more than 500,000 Excess Ounces (over 1,000,000 total ounces) are established within two years after the exercise of the Guariche Option, LB Mining may elect to take U.S.$5,000,000 of the U.S.$15,000,000 that it would then be owed for the Excess Ounces in the form of 2,529,161 common shares of Granges, at a deemed price of Cdn. $2.70 (U.S.$1.97694) per share, by exercising the Class B Warrants (as defined below) in accordance with the Class A and B Warrant Indenture.

         The purchase agreement will also provide that if more than 500,000 additional Excess Ounces (over the Excess Ounces, if any, established within the two years following the exercise of the Guariche Option) are established within the three years following such two year period, then Granges will pay LB Mining U.S.$30 per ounce for each additional Excess Ounce. If less than 500,000 of such additional Excess Ounces are established then, in lieu of the U.S.$30 per ounce payment, Granges will pay LB Mining a net smelter production royalty of 7.5% of net smelter returns from such additional Excess Ounces. The net smelter royalty will also be paid on all additional ounces established after the end of such three year period to the extent not previously paid for.

         Granges will pay LB Mining a premium for each Excess Ounce produced if, on the date of production of that Excess Ounce, the average P.M. fixing for gold on the London Metal Exchange is U.S.$450 or more calculated as follows:

                  SPOT PRICE PER OUNCE                        PREMIUM PER OUNCE
                  --------------------                        -----------------
                 U.S.$450.00 to $499.99                           U.S.$3.00

                 U.S.$500.00 to $549.99                           U.S.$5.00

                 U.S.$550.00 to $599.99                           U.S.$7.00

and for each similar increase of U.S.$50.00 in the price of gold over U.S.$599.99, Granges will pay LB Mining an increased premium of U.S.$2.00 per ounce of gold above the U.S.$7.00 premium.

         On June 7, 1996, Granges issued 2,047,938 special warrants (the "L.B. Special Warrants") to L.B. Mining pursuant to the Guariche Option Agreement.
On July 9, 1996, the L.B. Special Warrants were deemed exercised into 2,047,938 Class A common share pursuant warrants (the "Class A Warrants") and 2,529,161 Class B common share purchase warrants (the "Class B Warrants"). The Class A Warrants and Class B Warrants were issued under the terms of a warrant indenture (the "Class A and Class B Warrant Indenture") dated as of June 7, 1996 between the Company and Montreal Trust.

         Upon Granges exercising the Guariche Option, each Class A Warrant will be deemed exercised and will entitle LB Mining to receive one common share of Granges, at the deemed price of Cdn. $3.35 (U.S.$2.44148) per share. In the event that Granges does not exercise the Guariche Option during the option period, the Class A Warrants will expire.

         If more than 500,000 Excess Ounces are established by semi-annual reserve studies within two years after the exercise of the Guariche Option, LB Mining may elect to exercise the Class B Warrants within 15 days of being notified of the establishment of such Excess Ounces in place of receiving payment of U.S.$5,000,000 of the U.S.$15,000,000 that Granges would owe LB Mining for such Excess Ounces. The Class B Warrants will terminate upon the earlier of:

         (a) the expiry of the option period, if Granges has not exercised the Guariche Option;

         (b) ten days after the fourth semi-annual reserve study following the exercise of the Guariche Option, if more than 500,000 Excess Ounces are not established; or

         (c) ten days after LB Mining elects to receive all of its payment from Granges for any Excess Ounces in cash.

         The Class A and B Warrant Indenture provides that the rights conferred by the Class A Warrants and Class B Warrants will be subject to adjustment in certain circumstances including, subject to certain restrictions, any reorganization of the share capital of Granges by way of consolidation, subdivision, merger, amalgamation, arrangement or otherwise, or the payment of stock dividends or making of other distributions in cash, property or securities to all or substantially all of Granges's shareholders.

         No adjustments as to cash dividends paid in the ordinary course will be made upon any exercise or deemed exercise of Class A Warrants or Class B Warrants. The holder of the Class A Warrants and Class B Warrants will not have any voting or pre-emptive rights or any other rights as a shareholder of Granges. A copy of the Class A and B Warrant Indenture will be available for examination during normal business hours at the registered office of Granges from the date hereof up to and including the date of the Granges Meeting.

         The Class A Warrants and Class B Warrants are not transferable.

SHARE CAPITAL

         Granges is authorized to issue 750,000,000 common shares without par value, of which 55,881,461 common shares are issued and outstanding as of the date of this Joint Management Information Circular, and 750,000,000 preferred shares without par value, of which none are issued.

SELECTED CONSOLIDATED FINANCIAL AND OPERATING INFORMATION OF GRANGES

         The following table sets forth selected historical consolidated financial and operating information for Granges for the six months ended June 30, 1996 and 1995 and the three years ended December 31, 1995. This information is based upon, and should be read in conjunction with the audited consolidated financial statements of Granges, including notes thereto, set out in Schedule G to this Joint Management Information Circular. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN U.S. DOLLARS.

                                  GRANGES INC.
           SELECTED CONSOLIDATED FINANCIAL AND OPERATING INFORMATION

                                                             SIX MONTHS
                                                           ENDED JUNE 30                   YEARS ENDED DECEMBER 31
                                                           --------------                ----------------------------
                                                           1996      1995                1995       1994         1993
                                                           ----      ----                ----       ----         ----
                                                             (unaudited)                          (audited)

                                                                (thousands of dollars, except per share amounts)
 FINANCIAL POSITION
   Working capital                                        $28,514     $28,944            $21,672   $30,460     $ 21,197
   Cash and cash equivalents (and funds held in escrow)    22,146      22,244             15,210    33,045      719,557
   Total assets                                            86,018      62,639             64,216    72,444       60,950
   Bank loan                                                    -         138                  -         -        3,650
   Shareholders' equity                                    68,208      54,033             54,568    54,568       48,579


 OPERATING RESULTS
   Sales
    Trout Lake mine (1)                                       n/a         n/a                n/a     2,386       10,450
    Hycroft mine                                           16,408      21,728             41,294    37,485       30,054
                                                           ------     -------            -------   -------     --------
                                                           16,408      21,728             41,294    39,871       40,504


   Results of mining operations
    Trout Lake mine (1)                                       n/a         n/a                n/a      (329)         406
    Hycroft mine                                           (1,791)      2,597              3,305     2,195          351
                                                           -------    -------            -------   -------     --------
                                                           (1,791)      2,597              3,305     1,866          756
                                                           -------    -------            -------   -------     --------

   Net earnings (loss)                                     (4,897)      1,210              2,159     5,117        2,022
   Net earnings (loss) per common share                     (0.11)       0.03               0.05      0.15         0.06

                                                                      SIX MONTHS
                                                                    ENDED JUNE 30        YEARS ENDED DECEMBER 31
                                                                --------------------   ----------------------------
                                                                  1996       1995        1995     1994      1993
                                                                  ----       ----        ----     ----      ----
                                                                 (unaudited)                  (unaudited)
 OPERATING STATISTICS
   Trout Lake mine (Granges' share) (1)
    Cash cost per ton ($)                                          n/a        n/a          n/a       54        41
    Pounds of copper produced (thousands)                          n/a        n/a          n/a    1,357     7,375
    Pounds of zinc produced (thousands)                            n/a        n/a          n/a    6,738    29,869
    Ounces of gold produced                                        n/a        n/a          n/a    2,229     9,973
    Proven and probable reserves (thousands of tons)               n/a        n/a          n/a      n/a     5,144

   Hycroft mine
    Cash cost per ounce (US$) (2)                                  287        273          272      294       281
    Ounces of gold produced                                     39,635     51,360      101,128   94,868    86,516
    Proven and probable reserves (millions of tons) (4)            n/a        n/a         58.8     66.5(3)   56.7


Notes:

(1) The joint venture interest of Granges in the Trout Lake mine was sold effective March 31, 1994.
(2) Direct operating cash costs which is the sum of mining costs (excluding deferred waste stripping) and processing and mine administration costs, net of silver credits.
(3) Grading 0.019 ounce of gold per ton, of which 61,133,000 tons at a grade of 0.019 ounce of gold per ton are proven.
(4) Proven and probable reserves are reported as at December 31 each year. See Granges' annual report on Form 10-K for the fiscal year ended December 31, 1995 annexed as Schedule I to this Joint Management Information Circular.


                             DA CAPO RESOURCES LTD.

NAME AND INCORPORATION

         Da Capo was incorporated under the Company Act (British Columbia) on March 24, 1986 under the name Pope Valley Holdings Ltd. Effective February 28, 1994, Da Capo changed its name to Consolidated Pope Valley Holdings Ltd., and effective May 5, 1994 Da Capo changed its name to Da Capo Resources Ltd.

         Da Capo's head office is situated at 1500 - 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Da Capo's telephone number at such office is (604) 684-1175. Da Capo's registered and records office is situated at 700 - 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Da Capo is a reporting issuer in the Province of British Columbia. The common shares in the capital of Da Capo (the "Da Capo Common Shares") are listed on the Vancouver Stock Exchange (the "VSE") and trade under the symbol "DCX".

         Da Capo has established a Bolivian branch office under the laws of Bolivia - Da Capo Resources Ltd. Sucursal del Bolivia ("Da Capo Bolivia"), and its principal office in Bolivia is located at Av. Villazon, Pasaje Trigo #451, La Paz, Bolivia. Da Capo also beneficially owns a 100% interest in Sociedad Industrial Minera Yamin Ltda. ("Yamin"), a Bolivian limited liability company with an office at Av. Villazon, Pasaje Trigo #451, La Paz, Bolivia.

BUSINESS OF DA CAPO

         Da Capo is engaged in the location, acquisition, exploration and development of gold properties in Bolivia. All of the properties in which Da Capo has an interest are currently in either the exploration or exploration and development stage. Da Capo's primary objective is to explore and develop its existing gold properties. Its secondary objective is to selectively locate, evaluate and acquire other gold properties in Bolivia and to finance their exploration and development through equity financing, joint ventures, option agreements or through a combination of all three.

         Da Capo has recently acquired interests in two properties - the Amayapampa property and the Capa Circa property - which host partially-explored gold deposits. Da Capo is currently assessing the feasibility of development of the Amayapampa and Capa Circa properties through two open pit mines that would supply mineralized material to a centralized processing facility. Processing would include milling, sulfide concentration, concentration roasting and roasted concentrate leaching of gold. Currently, the two properties are being mined by small-scale underground methods. The existing mine at the Amayapampa property will be shut down by September 1996 to permit Da Capo to commence further development on the property. Da Capo also holds or has rights to acquire interests in several other mineral properties located in the same region of Bolivia (the Irpa Irpa, Copacabana, San Gerardo and Santa Isabel properties). See "Properties". Other properties will be added to Da Capo's land base in Bolivia depending on results from Da Capo's acquisition efforts and the exploration programs at the Amayapampa and Capa Circa properties.

         Prior to 1994 under its previous management and corporate name, Da Capo, through its wholly owned United States subsidiary, P.V.W., Inc. ("PVW"), was in the business of purchasing bulk wine for bottling and resale, producing an estate bottled wine and custom crushing and bottling wine for growers in the area surrounding PVW's Pope Valley Winery, located in the Pope Valley region of northern California's Napa Valley. Da Capo closed down the winery operation in February 1992 when foreclosure proceedings were commenced against PVW. Da Capo sold PVW for nominal value on May 26, 1994. Prior to 1994, Da Capo had no interests in any mineral properties. Da Capo has no ongoing liabilities or commitments in connection with the debts of its former subsidiary, PVW, arising from guarantees or otherwise.

         In early 1994, a new management team was formed to manage Da Capo's affairs. From January through May 1994, Da Capo was substantially reorganized through completion of: a name change from Consolidated Pope Valley Holdings Ltd. to Da Capo Resources Ltd.; a 5:1 share consolidation; a Cdn. $1,000,000 equity financing to repay Da Capo's existing indebtedness (including Cdn. $838,580 to repay accrued contractual obligations in respect of wages and lease payments contractually owing from PVW to a former director and officers of Da
Capo) and a Cdn. $500,000 equity financing to provide working capital. The new management team changed Da Capo's focus to the acquisition and exploration of mineral properties in Bolivia and on May 27, 1994, Da Capo raised Cdn. $10,500,000 in equity financing on a private placement basis.

         Da Capo employs 24 full-time employees and four part-time employees in both Canada and Bolivia, including seven geologists and one metallurgical engineer.

NO RELATIONSHIP TO GRANGES INSIDERS

         None of the directors or officers of Da Capo are directors or officers of Granges, and none of the directors or officers of Granges are directors or officers of Da Capo. The only persons known to Da Capo who beneficially own Da Capo Common Shares carrying more than ten percent of the votes attached to all common shares of Da Capo are Ross Beaty and his associated companies who do not, to Da Capo's knowledge, beneficially own any common shares of Granges.
The only person known to Da Capo beneficially owning common shares of Granges carrying more than ten percent of the votes attached to all common shares of Granges is Atlas Corporation which does not, to Da Capo's knowledge, beneficially own any Da Capo Common Shares.

PROPERTIES

         Da Capo has recently acquired interests in two principal mineral properties (the Amayapampa property and the Capa Circa property), as set out below. Da Capo also owns or has rights to acquire interests in several other mineral properties located in the same region as the Amayapampa and Capa Circa properties (the Irpa Irpa, Copacabana, San Gerardo and Santa Isabel properties), as set out below. Da Capo is currently assessing the feasibility of plans to develop the Amayapampa and Capa Circa properties as two open pit mines that would supply mineralized material to a centralized processing facility. Currently, the two properties are being mined by small-scale underground methods. The existing mine on the Amayapampa property will be shut down by September 1996 to permit Da Capo to commence with further development on the property.

INDEPENDENT PRELIMINARY EVALUATION OF FEASIBILITY

         Pincock, Allen & Holt ("PAH"), a division of Hart Crowser Inc., an independent minerals industry consulting firm, with an office at 274 Union Boulevard, Suite 200, Lakewood, Colorado, 80228, was retained by Da Capo to conduct a preliminary study (the "PAH Study") of the feasibility of Da Capo's Amayapampa and Capa Circa properties in Bolivia. The PAH Study is based on internal reports of Da Capo and a site visit during mid-December 1995 to observe first hand the site layout and to discuss the project directly with representatives of Da Capo. The principal author of the evaluation was Mark G. Stevens, C.P.G.

         Copies of the PAH Study are available for inspection at Da Capo's head office at 1500 - 625 Howe Street, Vancouver, British Columbia, V6C 2T6, during normal business hours from the date hereof until October 22, 1996, which is the date of the Granges Meeting and the Da Capo Meeting. PAH has reviewed and agrees with the disclosure set out herein under the headings "Properties - Amayapampa Property", "Properties - Capa Circa Property", and "Properties - Preliminary Results and Recommendations for Development of Amayapampa and Capa Circa Properties" which, in part, summarizes information contained in the PAH Study.

         The PAH Study will be used by Da Capo for an internal study on the current potential of the Amayapampa and Capa Circa properties. Information, opinions, and conclusions presented in the PAH Study are based on data supplied by Da Capo. Further work is required in order to prepare a full feasibility report.

TECK AGREEMENT

         Pursuant to a letter agreement between Da Capo and Teck Corporation ("Teck") accepted June 8, 1994 (the "Teck Agreement"), Da Capo granted Teck certain rights in consideration for Teck's assistance in locating and evaluating the Amayapampa property and Capa Circa property during Da Capo's initial activities in early 1994 in Bolivia.

         The Teck Agreement provided that if Da Capo should in the future desire to solicit or receive any offer from an independent third party dealing at arms length with Da Capo (a "Proposed Purchaser") to provide either debt financing or equity financing through the purchase of common shares or preferred shares of Da Capo or its affiliates where more than 50 percent of the net proceeds from any such debt or equity financing would be dedicated to funding expenditures on one or more mineral properties in Bolivia, or to acquire any of Da Capo's interests in mineral properties in Bolivia, Da Capo would first offer Teck the opportunity to provide such debt or equity financing or acquire such mineral property on terms no less favourable than those offered by the Proposed Purchaser.

         Pursuant to a letter agreement (the "September 1996 Agreement") dated September 4, 1996 from Da Capo to Teck, and accepted by Teck on September 6, 1996 and agreed to by Da Capo, Granges, David O'Connor, Yamin, Altoro (as hereinafter defined), Ross J. Beaty and MANISA Gold on September 12, 1996, Teck agreed to terminate its rights under the Teck Agreement and, except for the joint venture agreement for the San Gerardo property described below, under all pre- existing agreements concerning Bolivia between Teck and any of the other parties to the September 1996 Agreement. The parties to the September 1996 Agreement also agreed:

         (a) that Teck will transfer its 51 percent interest in a joint venture agreement between Teck and Da Capo relating to the San Gerardo property described below to MANISA Gold;

         (b) except as provided in subparagraph (a) above, none of the parties other than Da Capo and Yamin have any right, title or interest in any existing or future properties or projects of Da Capo or Yamin in Bolivia; and

         (c) interests in certain other properties in Bolivia held by Altoro, which are all located more than 50 kilometers from any properties in which Da Capo has an interest, will be transferred to MANISA Gold by Altoro.

AMAYAPAMPA PROPERTY

Summary

         The Amayapampa property consists of 24 mining concessions covering 1,657 hectares and currently supports a small-scale underground gold mine. The mine currently operates at 100 tonnes per day, employs about 150 miners and includes two on-site mills. The Amayapampa property contains a series of quartz veins within a mineralized zone that ranges from 40 to 70 metres wide and can be traced for more than one kilometre along strike. The upper 25 to 30 metres of the deposit have been oxidized. The PAH Study indicates an in pit mineral inventory of 8.5 million tonnes at a grade of 2.51 grams of gold per tonne and a 4.2:1 strip ratio (waste:ore).

Location and Access

         The 24 mining concessions that constitute the Amayapampa property have a total area of approximately 1,657 hectares.

         The Amayapampa property is located 300 kilometres southeast of La Paz in Bustillo Province, Department of Potosi, in south-central Bolivia (Lat:
18degrees 34.5" S; Long: 66degrees 22.4" W). The Amayapampa property is accessible via gravel road from Oruro to Llallagua/Uncia (110 kilometres or approximately 2 1/2 hours) and a dirt road southeast from Uncia to the villages of Lagunillas and Chuqui Uta (approximately 1/2 hour). An approximately 15 kilometre spur road leads northeast from Lagunillas to the Amayapampa property. A regional, high-tension power line runs along the west side of the Amayapampa property.

         The Amayapampa property is situated within the moderately rugged Eastern Cordilleran region of Bolivia with elevations varying from 3,750 metres to 4,100 metres above sea level. The area is arid with rain falling minimally as thunder showers during the summer months of January to March. Occasional snow is reported during the drier winter months of May to August.

Ownership

         On April 28, 1994, Da Capo entered into an agreement with Mr. David Anthony O'Connor of Casilla 11314, La Paz, Bolivia and La Compania Minera Altoro S.R.L. ("Altoro") of Casilla 11314, La Paz, Bolivia, both parties at arm's length to Da Capo, which was amended by agreements dated June 10, 1994 and July 15, 1994 (the "Altoro/O'Connor Agreement"), pursuant to which Mr. O'Connor and Altoro assigned to Da Capo:

         (a) Altoro's exclusive right and option to acquire a 51 percent interest in eight mining concessions that constitute a part of the Amayapampa property (and a further option to acquire an additional 19 percent interest in such concessions), pursuant to an option agreement dated March 22, 1994 (the "Amayapampa Option") between Altoro and Racl Garafulic Gutierrez ("R. Garafulic") of Ave. Argentina No. 2057, Casilla 9285, La Paz, Bolivia and Compania Explotadora de Minas S.A. ("CEM", and collectively with R. Garafulic, the "Amayapampa Vendors") of Calle San Salvador 1421, Casilla 4962, La Paz, Bolivia. The Amayapampa Vendors are both parties at arm's length to Da Capo;

         (b) Mr. O'Connor's exclusive right and option to acquire the Capa Circa property pursuant to an option agreement dated January 12, 1994 (the "Yamin Option Agreement") between Mr. O'Connor and Yamin. See "Capa Circa Property - Ownership"; and

         (c) a 100 percent interest in the Santa Isabel property, for which an exploration concession application had been made on behalf of Altoro. See "Santa Isabel Property".

As consideration for the assignment of the above interests, Da Capo issued a total of 1,000,000 Da Capo Common Shares to Mr. O'Connor between June 30, 1994 and April 16, 1996.

         On February 5, 1996 Da Capo exercised the Amayapampa Option and acquired a 51 percent interest in the eight mining concessions that constitute a part of the Amayapampa property in consideration for: (i) the cancellation of a loan in the amount of U.S.$2,425,000 which had been previously made by Da Capo to R. Garafulic on December 22, 1994; and (ii) payment of U.S.$75,000 by Da Capo to R. Garafulic between March 22, 1994 and September 22, 1994.

         On March 8, 1996 Da Capo entered into an agreement (the "Amayapampa Acquisition Agreement") with the Amayapampa Vendors to acquire the following interests in the Amayapampa property:

         (a) R. Garafulic's remaining 24 percent interest in two mining concessions (the Gran Porvenir and Chayentena concessions) that constitute a part of the Amayapampa property;

         (b) R. Garafulic's 49 percent interest in six mining concessions that constitute a part of the Amayapampa property; and

         (c) CEM's 100 percent interest in 16 mining concessions that constitute a part of the Amayapampa property.

In consideration for these interests, Da Capo:

         (a) issued 1,000,000 special warrants (the "Amayapampa Special Warrants"), each exercisable to acquire one Da Capo Common Share without further payment, to a nominee of the Amayapampa Vendors on April 11, 1996; and

         (b) made a non-recourse, interest-free loan of U.S.$3.24 million (the "Amayapampa Loan") to a nominee of the Amayapampa Vendors on April 11, 1996.

The Amayapampa Loan was secured by an assignment of all proceeds from the sale of any of 1,000,000 Da Capo Common Shares held by such nominee. The Amayapampa Loan was cancelled on April 29, 1996 upon the sale of such Da Capo Common Shares and Cdn. $4,355,000 received from the proceeds of such sale on or before May 7, 1996.

         After being acquired by the Amayapampa Vendors, the Amayapampa Special Warrants were transferred to third parties at arm's length to Da Capo in transactions exempt from prospectus requirements under the relevant securities legislation.

         On August 14, 1996 Da Capo issued 1,000,000 Da Capo Common Shares without payment of any additional consideration upon the deemed exercise of the Amayapampa Special Warrants.

         Under the terms of the Amayapampa Acquisition Agreement, CEM could continue operating the Amayapampa mine at current levels of production up to August 11, 1996. Thereafter, CEM has agreed to move, at its own risk, all existing mining equipment, machinery, tools and generators from the Amayapampa property. The Amayapampa Vendors will also remove at their own risk approximately 1,500 tonnes of auriferous pyritic dumps currently located on the Amayapampa property by September 8, 1996.

         All of Da Capo's interests in the Amayapampa property were transferred into the name of its subsidiary, Yamin, on April 11, 1996.

         Ms. Elizabeth Mirabel, a resident of Bolivia at arm's length to Da Capo, holds the remaining 25 percent interest in the Gran Porvenir and Chayentena mining concessions, which constitute 604 hectares of the Amayapampa property. On June 28, 1996, Da Capo and Ms. Mirabel entered into a lease agreement (the "Lease") under which Ms. Mirabel granted a lease for her 25 percent interest in the two mining concessions in favour of Da Capo for a term of ten years commencing July 10, 1996 and renewable for an additional ten year term. During the first two years of the Lease, Da Capo will pay Ms. Mirabel U.S.$7,000 per month, and U.S.$10,000 per month for the subsequent eight years.

History

         The Amayapampa district was first mined during the colonial period. Small-scale mining continued until modern times and recently the main deposits have been exploited by mechanized means. CEM is currently mining the Amayapampa deposit, primarily by open stoping methods at a rate of approximately 100 tonnes per day. Grade control practices are not used at the mine and all mined material is processed by two mills.

         The Amayapampa Mine is at present one of the largest producing underground gold mines in Bolivia and consists of 32 levels of underground development. Upper level, generally oxidized material is removed via the upper Virtus Adit (4,100 metres) and trucked to the Porvenir mill while lower sulphide material is dropped by ore passes to the 850 metre long Virquicocha Adit (3,970 metres) and taken out by electric locomotives to the Virquicocha mill. At both mills gold is recovered via amalgam plates and gravity tables. The lower mill includes a flotation circuit to upgrade the pyrite concentrate.

         Approximately 150 people work at the mine and live locally at the village of Amayapampa and at other small camps near the mine.

Geology

         The Amayapampa property is located on the east limb of a regional anticline near the top of the Ordovician sequence. Host rocks consist of west dipping black shales and siltstones, with interbedded sandstones. West of the mine, west dipping Lower Silurian rocks lie beneath the Ordovician, suggesting that the anticline is overturned. The mineralized zone appears to be localized on a doubly plunging anticline. A number of west dipping faults with variable offsets cut the mineralization.

         The Amayapampa deposit is approximately 600 metres long along strike, 40 to 80 metres in width across the strike, and 250 metres in depth down near the vertical dip. Further exploration may extend the strike length and may find down-dip extensions. Cutting through the deposit area are both high and low angle structures. The high angle, west dipping shears are often parallel to bedding and commonly mineralized. The low angle shears are unmineralized thrusts which have caused a series of westerly offsets to the mineralized zone. Although the individual veins dip easterly, the result of the thrusting has produced a westerly dipping zone of mineralization. The known mineralization bottoms at a low angle thrust fault (Virqui Ckocha fault) which has an offset of at least 50 metres.

         Economic gold mineralization is contained in a series of anastomosing quartz veins that cross cut pyritized sediments along a north-northwest trending zone that is 40 to 70 metres wide. The veining has a steep easterly dip and cuts the west dipping host rock sediments. The veins exhibit radical changes in thickness and direction over as little as five metres. The best veins follow structures but even the best of these cannot be traced more than 300 metres vertical or 100 metres laterally. Several types of mineralized veins have been recognized, including the quartz- siderite-pyrite veins currently being exploited. Stockworks consist of bull quartz veinlets hosted by black shales forming three to four metre wide zones.

         The mineralization contains free gold and pyrite with occasional stibnite and arsenopyrite. Trace amounts of chalcopyrite, galena and sphalerite have been observed in the drill core. Gold mineralization is also found in the interbedded shales and sandstones associated with pyritization. The pyrite occurs as large cubes, replacing sandy layers, as cross cutting veinlets, and as clusters near quartz veins.

         Surficial oxidation is restricted to the upper 25-30 metres of the deposit, with some deeper zones present along veins and structures. Weak silification is associated with the veining but is not pronounced.

Previous Exploration

         No systematic exploration of the Amayapampa deposits was carried out by its owners until Da Capo optioned the property. Recent work by Da Capo has included surface trenching, underground mapping and extensive channel sampling, core and reverse circulation drilling. Da Capo is currently carrying out a bulk sampling program. Twenty core holes have been drilled in the Amayapampa deposit area for a total of 4,500 metres. The holes were drilled largely with HQ size core and total recovery averaged 88 percent overall and 86 percent in the ore zones. Fifty-five reverse circulation holes were drilled for a total of 5,200 metres. For the reverse circulation drilling, samples were generally collected at two metre intervals and were combined and assayed in four metre intervals.

         Underground channel sampling has been conducted along 4,050 metres of underground workings representing 43 different levels and sublevels, extending over a vertical distance of 208 metres.

         Current deposit sample spacing (the distance between drill holes/underground channel locations) ranges from five metres to 40 metres. The PAH Study recommends that additional drilling be conducted in gap areas, and that drilling and channel sample intervals not exceed two metres in order to be able to accurately assess deposit grade variations.

         All exploration samples in Da Capo's current database were analyzed at Bondar-Clegg Laboratories in Oruro, Bolivia. Because of the coarse gold particles and concerns about nugget effect, all samples were processed using the Hammer Mill Process (similar to a metallic screen assay). Fifteen pulps from the underground sampling were checked at Chemex Laboratories in Vancouver, British Columbia. Da Capo did not find any significant variance and the PAH Study noted a good comparison of the results. Nineteen underground channels that were in excess of ten grams of gold per tonne over the initial five metre sampling interval, were resampled over smaller intervals based on lithology. Results from these were lower than the originals, the difference being attributed to the nugget effect in the quartz veins.

         PAH conducted a correlation analysis on duplicate samples taken from certain reverse circulation holes and found that, although there was some grade scattering which is typical of gold deposits, there was an overall good comparison of gold grades, with a correlation coefficient of 0.91. The average gold grade for the original samples was 2.15 grams of gold per tonne and for the duplicate samples was 2.20 grams of gold per tonne. The PAH Study notes that these results provide confidence in the reliability of the reverse circulation samples.

Mineral Inventory

         Da Capo used exploration data to create a computer database for the Amayapampa deposit that in turn was used to create block models for estimating mineral inventory and in pit mineral inventory. To confirm Da Capo's modelling methodology, PAH conducted a preliminary independent mineral inventory estimate to test the adequacy of Da Capo's models. Comparison of the mineral inventory and the deposit model found reasonable agreement between Da Capo's and PAH's measured and indicated categories.

         The total mineral inventory (measured, indicated and inferred) in Da Capo's Amayapampa model at a gold cutoff grade of 0.5 grams per tonne is 14.3 million tonnes at an average grade of 2.07 grams of gold per tonne. Da Capo's Amayapampa model does not take into account the past mining production from this deposit, which is estimated by Da Capo to be approximately 500,000 tonnes grading four to five grams of gold per tonne. Twenty percent of this mineral inventory is in the inferred category. The PAH Study states that the estimated, measured and indicated mineral inventories found in Da Capo's computer model appear adequate for preliminary internal evaluation however it concludes that Da Capo's estimation of the inferred mineral inventory category used overly liberal search parameters. PAH's estimates of tonnage in this category is 13 percent of Da Capo's. The PAH Study recommends that further testwork should be conducted on deposits on the Amayapampa property to ensure appropriate estimates of tonnage and grade.

         The PAH Study showed an in pit mineral inventory (measured and indicated) on the Amayapampa property of 8.5 million tonnes at a gold grade of
2.51 grams of gold per tonne and 4.2:1 strip ratio (waste:mineralized material). The PAH Study was based on developing the Amayapampa and Capa Circa properties as a single project. See "Properties - Preliminary Results and Recommendations for Development of Amayapampa and Capa Circa Properties" below for details.

Exploration Potential

         The PAH Study finds that moderate potential exists at the Amayapampa property for expanding the mineral inventory along strike and at depth if more mineralization can be found in the thrust-faulted offsets. Previous drilling was successful in locating faulted offsets to the southwest of the main deposit. Similar zones of mineralization are possible below the central and northern parts of the currently defined deposit. Further mineral inventories located at depth may be below the feasible level of open pit mining but could potentially represent underground mining opportunities.

         The PAH Study also notes that limited sampling of mineralized structures in the antimony zone and in an area one kilometre north of the Amayapampa gold has indicated potential for additional exploitable zones separate from the main deposit.

1996 Exploration Program

         Da Capo has currently budgeted Cdn. $800,000 of funds from its treasury to conduct continued exploration on the Amayapampa Property in 1996. The funds will be allocated as follows:


         Reverse circulation drill program (5,000 metres)                                     $500,000
         Additional metallurgical testwork                                                     100,000
         Environmental impact statement                                                        100,000
         General expenses including geologist salaries and transportation equipment            100,000
                                                                                              --------

         Total                                                                                $800,000



         Da Capo, however, is also contemplating undertaking a significant development program to build a large open-pit mine on the Amayapampa Property, as is discussed in the PAH Study. PAH has preliminarily estimated that the costs of the proposed development program will be approximately U.S.$75,000,000. See "Preliminary Results and Recommendations for Development of Amayapampa and Capa Circa Properties". Any decision to undertake this development project in 1996 would require external project financing from a third party or a significant equity financing by Da Capo.

CAPA CIRCA PROPERTY

Summary

         The Capa Circa property consists of four partly overlapping mining concessions covering 103 hectares. A cooperative is currently mining the Capa Circa property primarily by open stoping methods at a rate of approximately 50 tonnes per day. Mineralization on the Capa Circa property is similar to that of the Amayapampa deposit and consists of a mineralized zone several tens of meters wide that can be traced for more than one kilometre along strike. The PAH Study indicates an in pit mineral inventory on the Capa Circa property of
9.4 million tonnes at an average grade of 1.75 grams of gold per tonne and a 6.8:1 strip ratio (waste:ore).

Location and Access

         The four overlapping mining concessions that constitute the Capa Circa property have a total area of 103 hectares.

         The Capa Circa property is located 300 kilometres southeast of La Paz in Bustillo Province, Department of Potosi, in south-central Bolivia (Lat:
18degrees 34.5" S; Long: 66degrees 22.4" W). The Capa Circa property is accessible via gravel road from Oruro to Llallagua/Uncia (110 kilometres or approximately 2 1/2 hours) and a dirt road southeast from Uncia to the villages of Lagunillas and Chuqui Uta (approximately 1/2 hour). A short two kilometre spur road leads east to the Capa Circa property from a point approximately seven kilometres south of Lagunillas. A local power line runs along the east side of the Capa Circa property and supplies power to the present Capa Circa mine.

         The property is situated within the moderately rugged Eastern Cordilleran region of Bolivia with elevations varying from 3,750 metres to 4,100 metres above sea level. The area is arid with rain falling minimally as thunder showers during the summer months of January to March. Occasional snow is reported during the drier winter months of May to August.

Ownership

         On April 28, 1994, Da Capo was assigned an option to acquire the Capa Circa property pursuant to the Altoro/O'Connor Agreement. See "Amayapampa Property - Ownership".

         Pursuant to the terms of the option agreement (the "Capa Circa Option Agreement") dated January 12, 1994 between Yamin and David Anthony O'Connor ("O'Connor"), which was assigned to Da Capo, Da Capo had the option to acquire all of Yamin's interest in three Bolivian mining concessions (the Santa Rosa, San Mateo and Innocentes concessions) which constitute a part of the Capa Circa property by making a payment of U.S.$4.8 million to Yamin on or before January 12, 1996. During the term of the Capa Circa Option Agreement, Da Capo was also required to pay to Yamin a total of U.S. $200,000, as follows:

         (i)     U.S.$50,000 on April 12, 1994;
         (ii)    U.S.$50,000 on July 12, 1994;
         (iii)   U.S.$50,000 on January 12, 1995; and
         (iv)    U.S.$50,000 on July 12, 1995.

All of the above amounts were paid by Da Capo to Yamin and accepted by Yamin. On January 12, 1996 the Capa Circa Option Agreement expired.

         Under the terms of a letter agreement (the "Yamin Letter Agreement") dated January 22, 1996 between Da Capo and Boris Yaksic and other members of the Yaksic family (collectively, the "Capa Circa Vendors") of Santa Rosa de Capa Circa, Casilla 3544, Cochabamba, Bolivia, who are all parties at arm's length to Da Capo and who collectively owned a 100 percent interest in Yamin, Da Capo would acquire a 100 percent beneficial interest in Yamin in consideration for payment of U.S.$500,000 and the issuance of 700,000 Common Shares with a guaranteed value of U.S.$1,555,000 to the Capa Circa Vendors on the date of signing a more formal agreement. The Yamin Letter Agreement was formalized by a purchase and sale agreement (the "Yamin Acquisition Agreement") dated as of March 1, 1996 among Da Capo, O'Connor and the Capa Circa Vendors, pursuant to which Da Capo and O'Connor acquired an 80 percent and 20 percent interest, respectively, in the shares of Yamin in consideration for payment of U.S.$500,000 and the issuance of 700,000 special warrants (the "Capa Circa Special Warrants") with a guaranteed value of U.S.$1,555,000. On August 14, 1996, Da Capo issued 700,000 Common Shares for no additional consideration upon the deemed exercise of the Capa Circa Special Warrants. Under the terms of a separate trust agreement (the "Trust Agreement") dated March 1, 1996 between Da Capo and O'Connor, O'Connor holds his shares of Yamin as trustee for the benefit of Da Capo, with the result of that Da Capo is effectively the beneficial owner of 100 percent of the shares of Yamin.

         Yamin is a Bolivian limited liability company and was, at the time of the Yamin Acquisition Agreement, the sole owner of: (a) a 100 percent interest in the four mining concessions (the Santa Rosa, San Mateo, Innocentes and Santa Benigna concessions), which comprise the Capa Circa property; (b) the mill, machinery, tools, equipment and vehicles employed in Yamin's small-scale underground gold mining operations on the Capa Circa property; and (c) approximately 15,000 tonnes of pyritic tailings located on the Capa Circa property.

         The other material terms of the Yamin Acquisition Agreement are as follows:

         (a) all machinery, tools, equipment and vehicles owned by Yamin on April 1, 1996 remain the property of Yamin and may be freely used for continuing small-scale underground mining operations at the Capa Circa mine until such time as Da Capo terminates the current operations of the mine to permit the development of a larger mine on the Capa Circa property. At such time, ownership of the machinery, tools, equipment and vehicles will revert to the Capa Circa Vendors, who will have 90 days to remove such machinery, tools, equipment and vehicles from the Capa Circa property;

         (b) title to the pyritic tailings located on the Capa Circa property was transferred to the Capa Circa Vendors on April 1, 1996. Upon the termination of current small-scale underground mining operations by Yamin at the Capa Circa mine, the Capa Circa Vendors will be permitted to treat such tailings in the existing concentrator at the Capa Circa Mine until the supply of tailings is exhausted. Treatment of these tailings will be conducted in such a way that the development of a larger mine on the Capa Circa property will not be adversely affected; and

         (c) upon termination of the current small-scale underground mining operations at the Capa Circa mine, the Capa Circa Vendors will pay all severance benefits and indemnities in excess of U.S.$300,000 that are required under Bolivian law to be paid to mining personnel employed by Yamin.

History

         The district in which the Capa Circa property is located was first mined during the colonial period. Small- scale mining continued on until modern times and recently the main deposits have been exploited by mechanized means. The Capa Circa property and mine was purchased in 1938 as an antimony mine by the Yaksic family. Antimony mining continued at the Capa Circa property until approximately 1981 when declining antimony prices and probably declining reserves resulted in a conversion to gold mining.

         A cooperative is currently mining the Capa Circa deposit using underground methods at an estimated rate of 20 tonnes per day. Grade control practices are not used at the mine and all mined material is processed by a mill.

Geology

         The Capa Circa geology and mineralization are similar to the Amayapampa property. The Capa Circa property is hosted by Upper Ordovician shales and sandstones on the east limb of a regional anticline. The Capa Circa mineralization is hosted by high angle, east dipping quartz veins, stockworks and disseminated pyrite conformable to the sedimentary host rocks. The deposit is zoned, with antimony mineralization more prevalent in the western mineralized zones. The Capa Circa deposit is approximately 600 metres in length along strike, 20 to 200 metres in width across strike, and 250 metres in depth down near vertical dip. Further exploration may extend the strike length and may find down-dip extensions.

Previous Exploration

         No systematic exploration of the Capa Circa deposit was carried out by its owners until Da Capo optioned the property. Recent exploration by Da Capo has consisted of surface trenching, underground mapping and channel sampling, and core drilling. Thirteen core holes were drilled for a total of 2,445 metres. The holes were drilled largely with HQ size core and total recovery averaged 93 percent overall. Several of the holes were drilled from underground locations. Sample intervals were selected geologically, and in some cases were up to six metres in length.

         Channel samples were collected from 2,455 metres of underground workings representing 20 different levels and sublevels, extending over a vertical distance of 140 metres. Channel samples are collected at five-metre intervals, with channels ten to 15 centimetres wide and two to three centimetres deep.

         All exploration samples in the Capa Circa database were analyzed at Bondar-Clegg Laboratories in Oruro, Bolivia. Because of the coarse gold particles and concerns about nugget effect, all samples were processed using the Hammer Mill Process (similar to a metallic screen assay).

         The PAH Study recommends that drilling and channel sample intervals not exceed two metres in order to be able to accurately assess deposit grade variations. It also finds that considerable additional drilling is required at Capa Circa.

Mineral Inventory

         Exploration data was used by Da Capo to create a computer database for the Capa Circa deposit that in turn was used to create a block model for estimating mineral inventory and in pit mineral inventory. To confirm Da Capo's modelling methodology, PAH conducted a preliminary independent mineral inventory estimate to test the adequacy of Da Capo's Capa Circa model. Comparison of the mineral inventories in the deposit model found reasonable agreement between Da Capo's and PAH's measured and indicated categories.

         The total mineral inventory (measured, indicated, and inferred) in Da Capo's Capa Circa model at a gold cutoff grade of 0.5 grams per tonne is 27.6 million tonnes at an average grade of 1.21 grams of gold per tonne. Forty-one percent of this mineral inventory is in the inferred category, which PAH estimated to be 0.5 million tonnes of inferred mineral inventory versus 11.2 million tonnes estimated by Da Capo. PAH believes that the estimated measured and indicated mineral inventories found in Da Capo's own computer model appear adequate for preliminary internal evaluation. PAH recommends that further testwork should be conducted on the Capa Circa deposits to ensure appropriate estimates of tonnage and grade.

         The PAH Study results showed an in pit mineral inventory (measured and indicated) on the Capa Circa property of 9.4 million tonnes at an average gold grade of 1.75 grams of gold per tonne and a 6.8:1 strip ratio (waste:mineralized material). The PAH Study was based on developing the Amayapampa and Capa Circa properties as a single project. See "Properties - Preliminary Results and Recommendations for Development of Amayapampa and Capa Circa Properties" below. ALL ESTIMATES WITH RESPECT TO RESERVES CONTAINED WITHIN THE CAPA CIRCA PROPERTY ARE PRELIMINARY.

Exploration Potential

         At the Capa Circa gold deposit the mineralized zone is open at depth. While it is likely that additional mineral inventories may occur below economic open pit limits, underground mining may be a possibility. Additional potential also exists along strike in the mineralized zone. Significant additional drilling is required to further confirm the existing Capa Circa mineral inventory and to test the mineralized zone at depth and along strike.

1996 Exploration Program

         Da Capo currently intends to continue operating the Capa Circa Mine in the same manner as it has been operated for the last 30 years, that is, as a small underground gold mine operated by existing personnel. This is expected to generate net proceeds of approximately $200,000 per year and cover all of Da Capo's overhead costs in connection with the Capa Circa mine.

         Da Capo's overall strategy is to focus its efforts in 1996 on building a large open pit mine at the Amayapampa mine ten kilometres north of Capa Circa. Because Amayapampa has significantly higher grade mineralized material than Capa Circa, it is Da Capo's intention to operate a mine at Amayapampa until it is depleted, then truck Capa Circa mineralized material to the Amayapampa mill along a haulage road. As a result, Da Capo does not plan to do any further work on Capa Circa, other than to continue operating the existing mine, until it has taken the Amayapampa project to a full feasibility study. See "Properties - Preliminary Results and Recommendations for Development of Amayapampa and Capa Circa Properties" below.

         As a result, no funds from treasury will be required for planned 1996 work at the Capa Circa property.

PRELIMINARY RESULTS AND RECOMMENDATIONS FOR DEVELOPMENT OF AMAYAPAMPA AND CAPA CIRCA PROPERTIES

         The PAH Study is a preliminary study of the feasibility of the Amayapampa and Capa Circa properties. The scope of the PAH Study is limited, as it is to be used as part of an internal study by Da Capo to determine the current potential of these two properties. The development scenario presented in the PAH Study constitutes only one option of several development alternatives with regard to plant sites, processing and production rates. Further study is needed to fully understand the economic viability of other development alternatives.

         ALL ESTIMATES AND ANALYSIS CONTAINED IN THE PAH STUDY WITH RESPECT TO THE AMAYAPAMPA AND CAPA CIRCA PROPERTIES ARE PRELIMINARY.

In Pit Mineral Inventory and Mine Cost Estimates

         The PAH Study was based on developing the Amayapampa and Capa Circa properties as two open pit mines, feeding a single, centrally located processing plant. The mine plan developed by PAH is based on a 5,000 tonnes of mineralized material per day (1.8 million tonne per year) production rate throughout the ten-year mine life, and is based on bulk mining of low to medium grade mineralized envelopes peripheral to high grade veins. There is no current provision for selective mining of individual veins. Actual selectivity during mining will be determined by a grade control program. PAH conducted a floating cone analysis to determine the economic open pit limits for the Amayapampa and Capa Circa projects. A U.S.$400 per ounce gold price was used for the analysis. Haulroad access was then designed into the cone pits.

         The resulting in pit mineral inventories (measured and indicated) are based on an oxide cutoff grade of 0.35 grams per tonne and a sulfide cutoff grade of 0.71 grams per tonne. The in pit mineral inventory contained within the planned Amayapampa pit was 8.5 million tonnes at a grade of 2.51 grams of gold per tonne and 4.2:1 strip ratio (waste:mineralized material). The in pit mineral inventory contained within the planned Capa Circa pit was 9.4 million tonnes at an average gold grade of 1.75 grams of gold per tonne and a 6.8:1 strip ratio (waste:mineralized material). The in pit mineral inventories for the Amayapampa and Capa Circa properties are summarized by measured and indicated confidence categories below:

                       AMAYAPAMPA AND CAPA CIRCA PROJECTS
                           IN PIT MINERAL INVENTORIES

                            MEASURED                       INDICATED            TOTAL MEASURED AND INDICATED
                    -----------------------         -----------------------   -------------------------------
                    KTONNES        AU (G/T)         KTONNES        AU (G/T)        KTONNES         AU (G/T)
                    -------        --------         -------        --------        -------         --------

                                              AMAYAPAMPA PROJECT
                                              ------------------
     Oxide              599           2.99              697           2.30           1,295           2.62

    Sulfide           4,022           2.65            3,153           2.28           7,175           2.49
                      -----           ----            -----           ----           -----           ----

     Total            4,621           2.69            3,850           2.28           8,471           2.51

                                              CAPA CIRCA PROJECT
                                              ------------------

    Sulfide           4,339           1.92            5,048           1.61           9,387           1.75

                                        TOTAL AMAYAPAMPA AND CAPA CIRCA
                                        -------------------------------

     Total            8,960           2.32            8,898           1.90          17,858           2.11
                      =====           ====            =====           ====          ======           ====

Notes: (1) In pit mineral inventories are tabulated at an internal cutoff grade of 0.35 grams per tonne for oxide and 0.71 grams per tonne for sulfide.

       (2) In pit mineral inventories do not take into account the past production from the Amayapampa deposit which is estimated to total 500,000 tonnes at a grade of four to five grams of gold per tonne, or the Capa Circa deposit which is estimated to total 100,000 tonnes at a grade of six grams of gold per tonne.

         Standard open pit equipment has been considered for the preparation and excavation of both mineralized and waste material. Primary machines (encompassing drills, excavators and haul trucks) were sized and quantified based on material movement requirements for each year of operation. Secondary units were then identified and added to the list of mine capital equipment necessary to accomplish the task at hand. The work schedule assumed two 12-hour shifts daily, for 360 days per year. The requirement of maintaining production from two widely-separated pits was recognized, and as a result perhaps some units will need to be purchased which otherwise (in a single-pit situation) would not be utilized.

         All mine equipment is to be diesel powered. Ten-cubic-meter front loaders have been selected in this initial exercise and will fill 77-tonne haulers. In peak years four drills, three loaders and fourteen haul trucks will be necessary.

         The PAH Study indicates that initial mine capital (expended in year minus one and year one of operations) is expected to total U.S.$19.5 million, exclusive of any imposed value added taxes, and without contingencies. Total mine capital will be in the range of U.S.$26.2 million after allowance of nearly U.S.$4.0 million for salvage.

         The PAH Study estimates that a weighted average of mine operating costs, consisting of materials and supplies as well as labour, for the entire project suggests a total cost in early 1996 dollars of U.S.$1.02 per tonne of material handled. This is equivalent to U.S.$6.67 per tonne of mineralized material, under PAH's assumed projected strip ratio for the two pits. Of this total, approximately 71 percent is comprised of consumables, with the remaining portion being labour. As with mine capital, no contingencies have been included.

         Hourly labour needs are estimated to be in the range of 223 persons in total. This is based upon the number of primary and secondary equipment items necessary to meet the production needs, and upon the established work schedule at the property. Annual costs are projected to be U.S.$2.6 million. A total of 50 staff members are forecast, at an annual cost of U.S.$800,000.

Ore Processing and Cost Estimates

         Metallurgic testwork was conducted by Lakefield Research on samples from the Amayapampa and Capa Circa deposits including gravity separation and flotation testing. The recovery of gold by gravity separation ranged from 13.2 percent to 84.9 percent. Discrepancies between the direct head analyses values for gold and the calculated values are evidence of the presence of a significant nugget effect in several of the samples.

         Froth flotation tests were conducted to establish the expected gold recovery from a gravity-flotation circuit. The rougher recovery of gold from the combined gravity tailing samples ranged from 98 to 81 percent. The presence of slimes (probably graphite) in the pulps led to the voluminous froth observed in all tests in the series as well as a probable retarding of sulfide flotation kinetics; therefore, in order to determine gold recovery from a gravity- flotation circuit, froth flotation tests were conducted on deslimed gravity tailing samples. It has been difficult to ascertain the effect of grind size on rougher gold recovery, as the flotation feed size was generally coarse, ranging from 27.1 percent passing 200 mesh to 54.4 percent passing 200 mesh. The gold recoveries with the coarsest and finest grinds, respectively, were equivalent to approximately 95 percent. This was the highest recovery observed in this testwork. The PAH Study notes that this testwork is very preliminary and additional testwork is needed.

         A flow sheet was developed which includes gravity treatment of the mineralized material to produce a high-grade gold concentrate and flotation of gold and sulfide from the gravity tailings. A gravity concentrate for smelting on- site would contain 10,000 to 20,000 grams of gold per tonne. A flotation concentrate containing the remaining gold would be roasted in a fluid bed roaster and leached for 48 hours in a cyanide circuit. Overall recoveries of gold were estimated at 85 percent in the oxide and 92 percent in the sulfide.

         The PAH Study estimates total plant capital costs to be approximately U.S.$35.5 million exclusive of any imposed value-added taxes, and without contingencies. The plant, as estimated by PAH, is assumed to be constructed as an addition to the existing operation. The general infrastructure items, which are assumed to be consistent with such facilities, are included in this estimate.

         The PAH Study estimates that annual operating costs for the processing of 1.8 million tonnes of mineralized material is U.S.$9.82 million or approximately U.S.$5.45 per tonne of mineralized material. These costs are based on an operating schedule in which general operations are conducted in three 8-hour shifts per day, seven days a week, 52 weeks per year with an operating time of 8,400 hours per year (96 percent operating time) and with 1.8 million tonnes per year of feed to the process plant. PAH also prepared a preliminary estimate of general and administrative costs associated with the project. The estimated total general and administrative costs for the production of 1.8 million tonnes per year is U.S.$1.75 million or approximately U.S.$0.97 per tonne of mineralized material.

         See "Business Strategy of Vista Gold" for a description of Vista Gold's preliminary plan for the development of the Amayapampa and Capa Circa properties.

Infrastructure

         The PAH Study suggests that access to the site will be via an existing surface road that will require upgrading. The haul roads from both the Capa Circa and Amayapampa deposits to the proposed process plant have a general down-hill grade. For much of the Amayapampa route the road roughly maintains a constant elevation. There are no intervening mountain ranges and the roads follow along ridge lines and valleys where possible. Other suggested infrastructure needs include an administrative office facility to be provided on-site for the operating management and staff, a maintenance shop located adjacent to the pit rim and a combination metallurgical and assay laboratory to be constructed next to the Merill-Crowe plant. Power would be acquired from the local grid within 15 kilometres of the site. Water supplies would also be obtained locally.

Cash Flow Evaluation

         PAH prepared cash flow analysis of the project based on the following assumptions: (i) a stand-alone operation; (ii) exclusion of sunk costs to date;
(iii) 1996 dollars as a base without factoring for any future inflation; and
(iv) 100 percent equity investment (no leveraging). All cost projections were considered on the basis that no contingencies have been taken. The analysis was conducted after-taxes, and includes an allowance for mandated profit-sharing.

         Results of the PAH Study indicate that the internal rate of return for the project is 21.6 percent, and that at a ten percent discount rate the net present value of the venture is approximately U.S.$31.2 million.

         The PAH Study also finds that the average operating cost of production, including mining, processing, and general and administrative operating costs, is U.S.$199 per ounce of gold produced and sold. The average cash cost of production, including all of the above plus royalties, income taxes, and profit sharing is U.S.$244 per ounce of gold produced. The average total cost of production including all of the above plus non-cash costs such as depreciation and amortization is U.S.$311 per ounce of gold produced.

         ALL EVALUATIONS MADE IN THE PAH STUDY HAVE BEEN BASED ON LIMITED TESTWORK AND STUDY CONDUCTED ON A PRELIMINARY BASIS. FURTHER STUDY IS NEEDED TO FULLY UNDERSTAND THE ECONOMIC VIABILITY OF ANY DEVELOPMENT ALTERNATIVE.

IRPA IRPA PROPERTY

Location and Access

         The Irpa Irpa gold-antimony property is located between the Amayapampa and Capa Circa mines and consists of seven mining concessions covering 462 hectares. The Irpa Irpa property's position on the road between Amayapampa and Capa Circa makes any gold mineralization relatively accessible.

Ownership and History

         In 1995, Da Capo entered into an option with V. Illich, an individual at arm's length to Da Capo, to acquire a 100 percent interest in the seven concessions which comprise the Irpa Irpa property for U.S.$250,000. Unless exercised, the option will expire on November 30, 1997.

         Local villagers currently exploit the mine for small amounts of antimony. Historically, indeterminate amounts of gold have also been mined from the property.

Geology and Mineralization

         There is some gold associated with the antimony mineralization but a purely gold zone outcrops some 200 metres east of the antimony workings. This gold zone is over two kilometres long but relatively narrow.

         The antimony mineralization at the Irpa Irpa property occurs in the west limb of a large anticline which is slightly overturned to the west. The mineralization is vein hosted in Upper Ordovician sedimentary rocks (Amutara formation), which consists of intercalated gritty slates, carbonaceous shales and quartzites. The sedimentary sequence strikes N10degrees -20W and dips 40degrees SW. The nucleus of the anticline is disrupted by longitudinal and transverse faults. The mine area is affected by a large thrust fault. The principal zone is a system of three to five, parallel to subparallel veins striking N30degrees to 50degrees W, along the disrupted zone associated with the thrust fault. The most abundant mineral is antimony accompanied by quartz, pyrite and very minor gold. Hydrothermal alteration consists of argilitization and kaolinization.

         The associated gold zone is several hundred metres to the east away from the main workings, and is thought to occur within the anticlinal axis. Mineralization is concentrated in fractures and longitudinal and transverse faults containing quartz, mylonite, pyrite and gold. Some zones appear to be silicified and contain boxworks after sulfides. This section has only been sporadically sampled.

         Most of the adits are collapsed, especially in the main antimony zone. At present, some villagers are rehabilitating a few of the galleries for the exploitation of antimony. A number of small adits reportedly worked for gold are at least partially open down slope (to the east) just above the creek bed. The adits will be sampled in the future.

Exploration

         Ongoing exploration at Irpa Irpa is at an early stage. Da Capo has carried out gridding, reconnaissance scale geological mapping and geochemical sampling of the Irpa Irpa property. A total of 152 samples were collected and these were submitted to Bondar Clegg Laboratories in Oruro for analysis.

         One hundred and eleven channel samples, each being five meters in length, were collected from the Irpa Irpa property mine area with 79 samples from the main antimony zone (of which 55 were surface samples and 24 were underground samples) and 32 samples from the eastern auriferous zone. Of the 55 surface samples collected from the antimony zone 50 samples are below 0.150 grams of gold per tonne; four samples are between 0.150-0.450 grams of gold per tonne and one sample is above 0.450 grams of gold per tonne. The underground samples are all under 0.150 grams of gold per tonne.

         No disseminated sulfide mineralization has been found within the wall rocks in the antimony zone and the alteration zones at surface are only very weakly anomalous. The gold content in the zone has been found to be very low with the exception of one sample of 1.6 grams of gold per tonne, and two samples of 0.2 grams of gold per tonne. These samples were collected from the southern section of the main antimony workings.

         Samples taken from the auriferous zone were all surface outcrop channel samples. Six of these returned significantly anomalous gold values ranging from 0.258 to 0.210 grams of gold per tonne.

         During 1996, Da Capo intends to spend Cdn. $75,000 on an exploration program for the Irpa Irpa property. This exploration program will include underground and surface geological sampling and mapping to prepare the property for drilling.

SANTA ISABEL PROPERTY

         Da Capo holds an exploration concession for the Santa Isabel property which covers approximately 6,500 hectares and encompasses much of the land around and between the Amayapampa property and Capa Circa properties. Da Capo was assigned the application for this concession by Altoro pursuant to the Altoro/O'Connor Agreement. See "Amayapampa Property - Ownership".

         To date, Da Capo has not performed any work on the Santa Isabel property. Da Capo proposes to reserve this area for use in conjunction with any future development of the Amayapampa property or the Capa Circa property. Future exploration of the Santa Isabel property may also be undertaken to determine whether mineralization that may be located in the Amayapampa or Capa Circa properties extends into the Santa Isabel property.

COPACABANA PROPERTY

Location and Access

         The Copacabana property, also known as the Cerro Valun property, consists of one mining concession which covers 140 hectares and is located about 45 kilometres southwest of Tupiza. It is accessible by a good quality dirt road.

Ownership and History

         In 1995 Da Capo purchased 100 percent of the Copacabana property from Sr. Alvaro, an individual at arm's length to Da Capo, for U.S.$50,000. In addition, Da Capo has applied to the Bolivian government for a large concession surrounding the mineralized areas of the Copacabana property and covering 8,969 hectares.

         Since Spanish colonial times, a small scale mine had operated on the property producing indeterminate amounts of gold. The mine was shut down after Da Capo purchased the property.

Geology and Mineralization

         The Copacabana mineralized system is one of a number of gold bearing quartz vein systems in the area. The mineralization is hosted in a doubly plunging anticline in Ordovician black shales. Another formerly producing gold mine called Santa Barbara is also located on this anticline about one kilometre to the north. This mine was also sampled, with significant results (44 grams of gold per tonne in dump material and 6.67 grams of gold per tonne from grabs of the veins underground). Other gold workings exist in the area along parallel structures.

         At the Copacabana mine the mineralized system extends about one kilometre north/south along the anticlinal axis and occurs over a width of about 100 metres in places. Several sets of gold bearing quarts veins occur, with veins, stockworks and breccia zones developed along the axis and a well developed vein-veinlet set perpendicular to the axis and shallowly dipping.

         In addition to gold mineralization occurring in the quartz veining, stockworks and quartz filled breccia zones where it is associated with pyrite and arsenopyrite, the results of Da Capo's sampling indicate that gold also occurs in the unveined host rocks. There are zones of more pyritic host sediments adjacent to the anticlinal structure which may be preferentially mineralized.

Previous Exploration

         Exploration completed to date has been limited to chip-channel sampling of the workings and overlying outcrop, with reconnaissance grab sampling of the surrounding mineralized structures. To date, a total of 120 samples have been collected at the mine at the Copacabana property. Sampling of two crosscuts located about 25 metres below the surface returned results of 55 metres grading 1.15 grams of gold per tonne and three metres grading 163 grams of gold per tonne.

         Vertical channel sampling along the main north/south drive tested a set of shallowly dipping veins. Samples of this vein set returned values of
1.5 metres at 4.2 grams of gold per tonne and 2.0 metres at 1.0 grams of gold per tonne. Sampling in this drive of black shales containing pyritic blebs and clasts returned values of 2.0 metres at 1.4 grams of gold per tonne, 1.5 metres at 2.33 grams of gold per tonne and 2.0 metres at 0.61 grams of gold per tonne. Also, a random grab of pyritic black shale returned 2.87 grams of gold per tonne.

         Surface sampling gave low grade gold results over a broad area and a comparison of surface results directly over sampling of drives 25 metres below indicates the existence of significant surface depletion. Nevertheless, a value of 5.66 grams of gold per tonne was received from a random grab over outcropping shales near the anticlinal axis.

1996 Exploration

         During 1996, Da Capo currently intends to spend approximately Cdn. $75,000 on an exploration program for the Copacabana Property which will include underground and surface geological sampling and mapping to prepare the property for drilling.

SAN GERARDO PROPERTY

Location and Access

         The San Gerardo property consists of four mining concessions which cover 486 hectares and additional exploration concessions which cover 6,267 hectares. The property lies west of the City of Oruro, which is 220 km south of La Paz on a paved road and consequently is well placed with respect to roads, railways, electricity and other infrastructure.

Ownership and History

         In June 1995, Altoro acquired from a co-operative of 80 individuals, who are all at arm's length to Da Capo, options to purchase 100 percent interests in the four exploration concessions that constitute the San Gerardo property as follows:

          CONCESSIONS                AREA COVERED (HECTARES)    PRICE                  EXPIRY DATE
          -----------                ----------------------     -----                  -----------
 Don Nicholas                                  60               U.S. $200,000        February 25, 1997

 La Espagnola,                                426               U.S. $100,000        September 9, 1997
 Morenas and Esperanza

         The property was subsequently made subject to a joint venture between Teck and Altoro, in which Teck held a 51 percent interest and Altoro held a 49 percent interest. On February 15, 1996, Da Capo was assigned Altoro's 49 percent interest in the joint venture agreement with Teck in return for a two percent net smelter return payable to Altoro. Under the terms of the joint venture agreement, Teck is required to fund all costs incurred on the property until the completion of a bankable feasibility study, after which Da Capo must fund its 49 percent share of additional costs.

         The Bolivian government recently granted Da Capo additional exploration concessions in the vicinity of the San Gerardo property covering 6,267 hectares.

         For several decades, small amounts of gold have been mined intermittently by several cooperatives. Such small scale operations still currently operate on the property.

Geology and Mineralization

         A number of gold vein deposits in the area are mined on a small scale. Mineralization is apparently stratabound within three north-east striking zones and Da Capo has determined that at least two of these zones have the potential to host bulk mineable gold deposits.

Exploration

         Altoro has carried out a program of geological mapping, soil and rock chip sampling, ground magnetics and reverse circulation drilling on the San Gerardo property. In December 1995 and July 1996, thirty holes were drilled for a total of 4,128 metres. The results of this drilling indicate a zone of mineralization that is at least 100 metres wide and 850 metres long. Da Capo intends to carry out further exploration on the property which will be funded by Teck pursuant to the joint venture agreement.

         THE IRPA IRPA, COPACABANA, SAN GERARDO AND SANTA ISABEL PROPERTIES ARE IN THE EXPLORATION STAGE ONLY AND DO NOT CONTAIN A KNOWN BODY OF COMMERCIAL ORE.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         This discussion should be read in conjunction with the audited consolidated financial statements of Da Capo as at April 30, 1996, 1995 and 1994 and related notes thereto included as Schedule H to this Joint Management Information Circular.

         In April 1994, Da Capo changed its focus from a winery business in Napa Valley, California to the acquisition and exploration of mineral properties in Bolivia. Da Capo is in the exploration stage on its mineral properties and therefore has no regular cash flow. Da Capo's historical capital needs have been met by advances and equity subscriptions from both private investors (including members of management) and the public.

         Da Capo focused its efforts to the acquisition and exploration of mineral properties in Bolivia and has acquired majority or entire interests in two properties, the Amayapampa property and the Capa Circa property, and holds or has rights to acquire several other mineral properties located in the same region. To provide funding for its activities, Da Capo has raised approximately Cdn. $13,721,000 in equity capital since April 1993.

CAPITAL RESOURCES AND LIQUIDITY

         Da Capo is in the exploration stage on its mineral properties and therefore has no regular cashflow. Da Capo's only source of revenue is interest income. Da Capo's historical needs have been met by equity subscriptions from both private investors (including members of management) and the public. Since Da Capo is involved in exploration and evaluation of mineral properties, it is the opinion of management that the most meaningful financial information relates primarily to current liquidity and solvency. As at April 30, 1996, Da Capo had working capital of approximately Cdn. $4.7 million and a bank loan of approximately Cdn. $1.8 million.

         Da Capo recently acquired majority or entire interests in two properties in Bolivia, the Amayapampa property and the Capa Circa property, in the latter, by acquiring 100 percent interest in Yamin. The purchase price for the Amayapampa property was U.S.$2.5 million for a 51 percent interest and the remaining interest in the property for 1,000,000 Amayapampa Special Warrants at a price of Cdn. $4.35 per Special Warrant and an interest free, non-recourse Amayapampa Loan of U.S.$3.24 million to a nominee of the Amayapampa Vendors. The Amayapampa Loan was secured by an assignment of all proceeds from the sale of any of the 1,000,000 common shares of Da Capo held by such nominee. The Amayapampa Loan was cancelled on April 29, 1996 upon the sale of such common shares and Da Capo received approximately Cdn. $4,355,000 in early May 1996 as the proceeds from such sale. In order to finance the Amayapampa Loan, Da Capo borrowed U.S.$3.24 million from the Bank of Montreal (the "Bank Loan") at an interest rate of prime plus 0.5 percent for a twelve month term. The Bank Loan was secured by U.S.$2.0 million cash collateral from Da Capo and a personal guarantee by Ross J. Beaty, the President of Da Capo. In connection with the personal guarantee, Da Capo issued to the guarantor 124,000 share purchase warrants exercisable at Cdn. $4.10 per warrant on the earlier of 4:00 p.m. (Vancouver time) on March 8, 1997 or on that date which is 30 days following any reduction or payment of the Bank Loan. Da Capo paid down the Bank Loan in the amount of U.S.$1.89 million on April 30, 1996 and paid down the balance of the Bank Loan on May 6, 1996. The purchase price for Yamin was the issuance of 700,000 Capa Circa Special Warrants and payment of U.S.$500,000 in cash.

RESULTS OF OPERATIONS

General

         The following table sets forth selected historical consolidated financial data for Da Capo for the three years ended April 30, 1996. THE FOLLOWING DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN CANADIAN DOLLARS.

                                                          YEARS ENDED APRIL 30
                                           --------------------------------------------------
                                                1996               1995               1994
                                           ------------        -----------        -----------
 Expenses
   General and administration              $   280,334         $   360,486         $   27,022
   Professional fees                            73,338             105,543             53,044
   Filing and transfer fees                     12,725              16,734              6,501
   Foreign exchange loss (gain)                 (8,268)            (29,881)            35,742
   Bank charges, interest and other              2,248               1,511              3,357
   Bad debt                                        -                   -               81,007
                                           -----------         -----------        -----------
                                               360,377             454,393            206,673

 Interest income                               174,407             376,586                562
 Gain on sale of subsidiary                        -                26,121                -

 Write-down of deferred charges                    -                   -                  -
                                           -----------         -----------        -----------
 Net loss for the year                        (185,970)            (51,686)          (206,111)
 Deficit, beginning of year                 (4,247,653)         (4,195,967)        (3,989,856)
                                           -----------

 Deficit, end of year                      $(4,433,623)        $(4,247,653)       $(4,195,967)
                                           ===========         ===========        ===========
 Earnings (loss) per common share               $(0.02)             $(0.10)            $(0.10)


1996 compared to 1995

         For the year ended April 30, 1996 Da Capo reported a net loss of Cdn. $185,970 compared to a net loss of Cdn. $51,686 for the year ended April 30, 1995. Da Capo's only source of revenue was interest income which decreased significantly in 1996 due to increased spending on exploration and the Amayapampa and Capa Circa property acquisitions. As part of the property acquisitions Da Capo issued 1,700,000 Special Warrants at a deemed value of Cdn. $7,220,000 and paid U.S.$500,000 and made a non-recourse, interest-free loan of U.S.$3,240,000 to one of the Amayapampa Vendors. This loan was repaid on May 6, 1996. Da Capo also raised Cdn. $2,286,308 in new capital in 1996 compared to Cdn. $9,890,833 in 1995 and completed its obligation by issuing the remaining 600,000 Da Capo Common Shares to the optionor for the assignment of the Amayapampa and Capa Circa Options. Total expenditures for drilling, geologists' salaries and benefits, vehicles, field supplies and field office expenses in 1996 were Cdn. $2,413,200 compared to Cdn. $2,203,456 in 1995. Operating expenses were Cdn. $360,377 compared to Cdn. $454,393 in 1995. The operating expenses decreased as a result of lower salaries and general office expenses charged by a company related by directors in common as they had spent less time on Da Capo's affairs and lower professional fees.

1995 Compared to 1994

         For the year ended April 30, 1995, Da Capo reported a net loss of Cdn. $51,686 compared to a net loss of Cdn. $206,111 for the year ended April 30, 1994. Da Capo's only revenue was interest income. Interest income in fiscal 1995 was Cdn. $376,586 compared to Cdn. $562 in fiscal 1994. Exploration expenditures for drilling, geologist's salaries and benefits, vehicles, field supplies and field office expenses were Cdn. $2,564,991 in fiscal 1995 compared to Cdn. $10,646 in fiscal 1994. The significant increase was due to a change in Da Capo's focus in April 1994 from the winery business to mineral exploration. The increase in interest income was the result of Da Capo completing Cdn. $12 million in equity financings in fiscal 1995. Operating expenses were Cdn. $454,393 in fiscal 1995 compared to Cdn. $206,673 in fiscal 1994. Operating expenses increased significantly in fiscal 1995 as it marked the first full year of operation under new management compared to fiscal 1994 when Da Capo was under new management for only one month. Professional fees were significantly higher in 1995 due to higher legal fees to reorganize Da Capo's affairs.


CONSOLIDATED CAPITALIZATION

         The following table sets forth the consolidated capitalization of Da Capo as at the dates indicated and as adjusted to give effect to the exercise of the Special Warrants:

                                                                                                  AMOUNT OUTSTANDING
                                                                  AMOUNT OUTSTANDING AS                 AS OF
                                               AUTHORIZED        OF APRIL 30, 1996(1)(2)        SEPTEMBER 15, 1996(3)
                                               ----------        -----------------------        ---------------------
                  LONG-TERM DEBT:                                           -                             -

                  SHAREHOLDERS' EQUITY:
                    Common Shares              100,000,000            Cdn. $20,695,918           Cdn. $28,532,318
                                                                      (14,515,472 shs.)          (16,384,472 shs.)

- ----------------

(1) As at April 30, 1996 Da Capo had no contributed surplus and a deficit of Cdn. $4,433,623.
(2) As at April 30, 1996, there were 1,700,000 special warrants outstanding to acquire common shares of Da Capo for no additional consideration upon exercise or deemed exercise of such special warrants and 124,000 warrants outstanding to acquire Da Capo Common Shares at a price of Cdn. $4.10 per share exercisable on the earlier of March 8, 1997 or on that date which is 30 days following any reduction or payment of the Amayapampa Loan. As at April 30, 1996, there were outstanding directors' and employees' stock options to purchase: 345,000 Da Capo Common Shares at Cdn. $2.40 per share exercisable on or before September 13, 1999; 200,000 Common Shares at Cdn. $2.40 per share on or before September 14, 1999; 30,000 Da Capo Common Shares at Cdn. $2.10 per share exercisable on or before December 3, 2000; and 50,000 Da Capo Common Shares at Cdn. $3.00 per share exercisable on or before February 21, 2001. As at April 30, 1996, there were 187,500 Da Capo Common Shares held in escrow.
(3) As at September 15, 1996, there were outstanding directors' and employees' stock options to purchase: 300,000 Da Capo Common Shares at Cdn. $2.40 per share exercisable on or before September 13, 1999; 200,000 Da Capo Common Shares at Cdn. $2.40 per share exercisable on or before September 14, 1999; 30,000 Da Capo Common Shares at Cdn. $2.10 per share exercisable on or before December 3, 2000; and 50,000 Da Capo Common
     Shares at Cdn. $3.00 per share exercisable on or before February 21, 2001. As at September 15, 1996, there were 187,500 Da Capo Common Shares held in escrow.

SHARE CAPITAL

         Da Capo is authorized to issue 100,000,000 common shares without par value. Holders of Da Capo Common Shares are entitled to one vote per Da Capo Common Share at all meetings of shareholders, to receive dividends as and when declared by the directors and to receive a pro rata share of the assets of Da Capo available for distribution to shareholders in the event of liquidation, dissolution or winding-up. There are no pre-emptive, conversion or redemption rights attached to the Da Capo Common Shares.

DIVIDEND RECORD

         Da Capo has not, since the date of its incorporation, declared or paid any dividends on its Common Shares and does not currently intend to pay dividends. Earnings will be retained to finance further exploration and development.

PRIOR SALES OF SECURITIES

         The following tables set forth the particulars of prior sales of Da Capo Common Shares for the past 12 months:


                                                    NUMBER OF DA CAPO      PRICE PER DA CAPO     NET AMOUNT REALIZED
         DATE               METHOD OF SALE            COMMON SHARES      COMMON SHARE ($CDN.)     BY DA CAPO ($CDN.)
         ----               --------------         ------------------    --------------------    -------------------
 October 28, 1995       Issued to acquire an               100,000                  $2.00(2)             $200,000(2)
                        interest in mineral
                        properties(1)
 December 29, 1995      Exercise of warrants               100,000                  $0.57                 $57,000

 January 5, 1996        Exercise of warrants                50,000                  $0.57                 $28,500

 January 8, 1996        Exercise of warrants(3)          1,601,154                  $0.57                $912,658

 January 8, 1996        Exercise of warrants(3)            400,000                  $0.57                $228,000

 January 22, 1996       Exercise of warrants                80,000                  $0.57                 $45,600

 February 9, 1996       Exercise of warrants                50,000                  $0.57                 $28,500

 February 9, 1996       Exercise of warrants             1,000,000                  $0.57                $570,000

 February 13, 1996      Exercise of warrants(3)            300,000                  $0.57                $171,000

 February 15, 1996      Exercise of warrants(3)             82,500                  $0.57                 $47,025

 February 27, 1996      Exercise of warrants                32,500                  $0.57                 $18,525

 April 11, 1996         Exercise of options                  5,000                  $2.40                 $12,000

 April 16, 1996         Issued to acquire an               500,000                  $4.20(2)           $2,100,000(2)
                        interest in mineral
                        properties(1)

 May 6, 1996            Exercise of options                 10,000                  $2.40                 $24,000

 May 22, 1996           Exercise of options                 10,000                  $2.40                 $24,000

 June 4, 1996           Exercise of warrants(3)            124,000                  $4.10                $508,400

 June 5, 1996           Exercise of options                 10,000                  $2.40                 $24,000

 June 17, 1996          Exercise of options                 15,000                  $2.40                 $36,000

 August 14, 1996        Exercise of Amayapampa           1,000,000                  $4.35(2)           $4,350,000(2)
                        Special Warrants(4)

 August 14, 1996        Exercise of Capa Circa             700,000                  $4.10(2)           $2,870,000(2)
                        Special Warrants(5)

(1) Issued pursuant to the Altoro/O'Connor Agreement. See "Amayapampa Property - Ownership".
(2)  The market price on the date of the property acquisition agreement.
(3)  Issued to Ross Beaty, President of Da Capo, or associates thereof.
(4)  See "Amayapampa Property - Ownership".  (5)  See "Capa Circa
     Project - Ownership"

DIRECTORS AND OFFICERS

         The names and municipalities of residence of the directors and officers of Da Capo, positions held by them with Da Capo and their principal occupations for the past five years are as set forth below:

NAME, MUNICIPALITY OF RESIDENCE AND POSITION                CURRENT PRINCIPAL OCCUPATION
- --------------------------------------------                ----------------------------
ROSS J. BEATY                                               President of Da Capo and Chairman of Pan American
Vancouver, B.C.                                             Silver Corp. (a silver mining company) since March
Director and President                                      1994; and prior thereto, President of Equinox
                                                            Resources Ltd. (a mining company)

HUGH MOGENSEN                                               Private Investor
Saanichton, B.C.
Director

JOHN H. WRIGHT                                              President of Pan American Silver Corp. since March
Vancouver, B.C.                                             1994; and prior thereto, Chief Operating Officer
Director                                                    of Equinox Resources Ltd.

GORDON JANG                                                 Controller and Secretary of Da Capo and Controller
Vancouver, B.C.                                             of Pan American Silver Corp. since March 1994; and
Controller and Corporate Secretary                          prior thereto Controller of Equinox Resources Ltd.

R. STUART ANGUS                                             Partner, Stikeman, Elliott (Barristers &
Vancouver, B.C.                                             Solicitors) since March 1996; and prior thereto
Director                                                    partner, Smith Lyons (Barristers & Solicitors)


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the total compensation of Da Capo's current President (who assumed office in March 1994) during Da Capo's most recent fiscal years ended April 30, 1996, 1995 and 1994. None of Da Capo's officers or employees receive annual compensation from Da Capo in excess of Cdn. $100,000. During the fiscal years ended April 30, 1994, 1995 and 1996, Da Capo did not make any long-term incentive plan awards to its directors, officers or employees. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN CANADIAN DOLLARS.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                             ANNUAL COMPENSATION ($)          COMPENSATION
                                   ----------------------------------------   ------------
       NAME AND                                              OTHER ANNUAL      SECURITIES        ALL OTHER
  PRINCIPAL POSITION     YEAR        SALARY       BONUS      COMPENSATION     UNDER OPTIONS     COMPENSATION
  ------------------     ----        ------       -----      ------------     -------------     ------------
 ROSS J. BEATY,          1996        37,740        Nil           Nil                 Nil              Nil
 President               1995        85,755        Nil           Nil(1)           50,000              Nil
                         1994         7,425        Nil           Nil(1)              Nil              Nil

- --------------

(1) Perquisites and other personal benefits paid to Mr. Beaty do not exceed the lesser of Cdn. $50,000 and 10% of his total annual salary and bonus.

         Da Capo and Pan American Silver Corp. ("Pan American") share a head office, overhead expenses and executive salaries and benefits, which are incurred by Pan American and reimbursed by Da Capo on a formula determined annually and mutually agreed to between Da Capo and Pan American. The President of Da Capo is the Chairman of the Board of Directors of Pan American and Mr. John Wright, a director of Da Capo, is the President of Pan American. For the fiscal year ended April 30, 1996, Da Capo reimbursed Pan American Cdn. $10,600 in respect of salaries and benefits paid to Mr. John Wright and Cdn. $41,500 in respect of salaries and benefits paid to the President. For the fiscal year ended April 30, 1995, Da Capo reimbursed Pan American Cdn. $22,100 in respect of salaries and benefits paid to Mr. John Wright and Cdn. $90,000 in respect of salaries and benefits paid to the President. The above Summary Compensation Table only takes into account the compensation of the President of Da Capo reimbursed by Da Capo to Pan American.

Termination of Employment, Change in Responsibilities and Employment Contracts

         The President of Da Capo is not currently engaged under an employment contract.

Compensation of Directors

         Other than compensation paid to the President of Da Capo and Mr. John Wright as disclosed above under the heading "Summary Compensation Table", none of the directors of Da Capo have received any fees for serving as directors during the fiscal year ended April 30, 1996. Da Capo has adopted a policy pursuant to which directors will only receive reimbursement for reasonable out-of-pocket expenses relating to their attendance at meetings or other expenses incurred for Company purposes. Two of Da Capo's directors who are not officers were granted stock options to purchase up to 100,000 Common Shares at a price of Cdn. $2.40 per share up until September 13, 1999, and a third director who is not an officer of Da Capo was granted options to purchase up to 50,000 Common Shares at a price of Cdn. $3.00 per share up until February 1, 2001.

Options

         During the fiscal year ended April 30, 1996, no stock options were granted to the President of Da Capo.

         The following table sets forth information concerning the exercise of options during the fiscal year ended April 30, 1996 and the value as at April 30, 1996 of unexercised in-the-money options held by the President of Da Capo. THE DOLLAR AMOUNTS IN THE FOLLOWING TABLE ARE IN CANADIAN DOLLARS.

                                                                                        VALUE OF UNEXERCISED IN-
                                                                 UNEXERCISED OPTIONS      THE-MONEY OPTIONS AT
                                                                AT FINANCIAL YEAR END      FINANCIAL YEAR END
                     SECURITIES ACQUIRED   AGGREGATE REALIZED      (#) EXERCISABLE/         ($) EXERCISABLE/
       NAME              ON EXERCISE              VALUE             UNEXERCISABLE             UNEXERCISABLE
  ---------------    -------------------   ------------------   ---------------------    ----------------------
   Ross J. Beaty              0                    $0               25,000/25,000          $37,500/$37,500


INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

         None of the directors or senior officers of Da Capo or associates or affiliates of the foregoing persons is indebted to Da Capo.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

         No director or senior officer of Da Capo or any shareholder holding of record or beneficially, directly or indirectly, more than ten percent of the issued Da Capo Common Shares, or any of their respective associates or affiliates, had any material interest, directly or indirectly, in any transaction with Da Capo, or in any proposed transaction, within the past three years, except as follows:

         (1) in consideration for a personal guarantee from the President of Da Capo to secure the Bank Loan, Da Capo issued to the President share purchase warrants to acquire up to 124,000 Da Capo Common Shares at a price of Cdn. $4.10 per share prior to 4:00 p.m. (Vancouver time) on the earlier of March 8, 1997 or 30 days following any reduction or payment of the Bank Loan. On April 30, 1996 Da Capo paid down the Bank Loan in the amount of U.S.$1.89 million and paid down the balance on May 6, 1996;

         (2) Da Capo issued 461554 B.C. Ltd. ("461554 B.C."), a private British Columbia company controlled by the President of Da Capo, 300,000 escrow shares from Da Capo's treasury on August 4, 1994. See "Escrowed Shares";

         (3) pursuant to a subscription agreement dated January 25, 1994, 461554 B.C. purchased 1,601,154 units of Da Capo, at Cdn. $0.26 per unit, each unit consisting of one Da Capo Common Share and one non- transferable share purchase warrant entitling the holder thereof to purchase one additional Da Capo Common Share at Cdn. $0.50 per share on or before February 27, 1995 and at Cdn. $0.57 per share on or before February 27, 1996;

         (4) pursuant to a subscription agreement dated January 24, 1994, the President of Da Capo, purchased 400,000 units of Da Capo at Cdn. $0.26 per unit, and six associates of the President purchased 300,000 units of Da Capo at Cdn. $0.26 per unit. Each unit consisted of one Da Capo Common Share and one non-transferable share purchase warrant entitling the holder thereof to purchase one additional Da Capo Common Share at Cdn. $0.50 per share on or before February 27, 1995 and at Cdn. $0.57 per share on or before February 27, 1996;

         (5)     effective April 29, 1994, 461554 B.C. acquired 75,000
                 performance escrow shares of Da Capo by way of an escrow transfer from a former principal of Da Capo;

         (6) pursuant to a subscription agreement dated January 25, 1994, Mermaid Resources Ltd., a private British Columbia company controlled by Mr. Hugh Mogensen, a director of Da Capo, purchased 50,000 units of Da Capo, at Cdn. $0.26 per unit, each unit consisting of one Da Capo Common Share and one non-transferable share purchase warrant entitling the holder thereof to purchase one Da Capo additional Common Share at Cdn. $0.50 per share on or before February 27, 1995 and at Cdn. $0.57 per share on or before February 27, 1996;

         (7) pursuant to a Subscription Agreement dated January 25, 1994, an associate of Mr. John H. Wright, a director of Da Capo, purchased 180,000 units of Da Capo, at Cdn. $0.26 per unit, each unit consisting of one Da Capo Common Share and one non-transferable share purchase warrant entitling the holder thereof to purchase one additional Da Capo Common Share of Da Capo at Cdn. $0.50 per share on or before February 27, 1995 and at Cdn. $0.57 per share on or before February 27, 1996; and

         (8) Da Capo and Pan American share a head office, overhead and general and administrative costs (including executive salaries and benefits), which are incurred by Pan American and reimbursed by Da Capo on a formula determined annually and mutually agreed to between Da Capo and Pan American. For the fiscal years ended April 30, 1996, 1995 and 1994 Pan American charged Da Capo Cdn. $164,968, Cdn. $307,371 and Cdn. $25,644,
                 respectively, for general, office and administrative costs, of which Cdn. $22,750 is outstanding as at April 30, 1996.

PRINCIPAL HOLDERS OF DA CAPO COMMON SHARES

         The following table sets forth information at the date of this Joint Management Information Circular with respect to Da Capo Common Shares owned of record or owned beneficially, directly or indirectly, by each person or company known by Da Capo to be the beneficial owner of greater than ten percent of the Da Capo Common Shares, before and after giving effect to the exercise or deemed exercise of the Special Warrants:

                                      TYPE OF                   NO. OF SHARES                        PERCENTAGE OF CLASS
NAME AND ADDRESS                     OWNERSHIP                 OWNED BENEFICIALLY                    OWNED BENEFICIALLY
- ----------------                  ---------------              ------------------                    ------------------
ROSS J. BEATY                           record                      4,421,308                            27.0%
1500 - 625 Howe St.                       and
Vancouver, B.C.                       beneficial
V6C 2T6


         As at September 15, 1996, the directors and officers of Da Capo owned beneficially, directly or indirectly, 4,682,308 of the issued and outstanding Da Capo Common Shares, representing 28.2 percent of the issued and outstanding Da Capo Common Shares as of that date, and options to purchase up to 250,000 Da Capo Common Shares.

ESCROWED SHARES

         As at April 30, 1996, the following Da Capo Common Shares (the "Escrowed Shares") have been deposited with the Trustee pursuant to an escrow agreement dated April 29, 1994 (the "Escrow Agreement") between Da Capo, 461554 B.C. Ltd. and the Trustee:

                             NUMBER OF SECURITIES         PERCENTAGE
DESIGNATION OF CLASS            HELD IN ESCROW             OF CLASS
- --------------------         --------------------         ----------
Common                              187,500                   1.3%

         All of the Escrowed Shares outstanding are owned by 461554 B.C. Ltd. and are subject to the terms of the Escrow Agreement. The issuance of 300,000 of the Escrowed Shares to 461554 B.C. was approved by the shareholders of Da Capo at its annual general meeting held on October 20, 1993.

         The Escrow Agreement provides that the Escrowed Shares may not be sold, assigned, pledged, hypothecated, alienated, transferred within escrow or in any manner dealt with, without the prior written consent of the Vancouver Stock Exchange, provided that the Escrowed Shares may be pledged or hypothecated to a financial institution if such financial institution agrees to be bound by the terms of the Escrow Agreement.

         Pursuant to the Escrow Agreement, the Escrowed Shares may only be released in accordance with the release provisions described in British Columbia Securities Commission Local Policy Statement No. 3-07 and Vancouver Stock Exchange Listings Policy Statement 19. The effect of such policies is, in essence, that the holders of Escrowed Shares will only be entitled to the pro-rata release of those Escrowed Shares on the basis of 15 percent of the original number of Escrowed Shares for every Cdn. $100,000 expended on exploration and development of resource properties by Da Capo, or by a person other than Da Capo in order to earn an interest in the resource properties, but only in respect of that portion of the expenditure equal to Da Capo's remaining proportionate interest in the resource property after the other person's interest has been earned. Notwithstanding the foregoing, no more than 50 percent of the original number of Escrowed Shares may be released in any 12 month period.

         Da Capo has applied to the British Columbia Securities Commission and the Vancouver Stock Exchange for a release of the remaining Escrowed Shares prior to the Effective Date.

OPTIONS TO PURCHASE SECURITIES AND SHARE PURCHASE WARRANTS

         Although Da Capo has not established a stock option plan for the granting of incentive stock options, it has in the past entered into individual incentive stock option contracts with its executive officers, directors and employees in accordance with the policies of the VSE. The purpose of granting such options is to assist Da Capo in attracting, retaining and motivating executive officers, directors and employees of Da Capo and of its subsidiaries and to more closely align the personal interests of such executive officers, directors and employees to those of Da Capo's shareholders.

         The Vancouver Stock Exchange's Listing Policy 23 sets out the requirements for granting stock options, which include, among other things:

         (a)     options may be granted for a period of up to ten years;

         (b) the aggregate number of common shares that may be reserved for issuance pursuant to director and employee stock options must not exceed ten percent of the issued and outstanding common shares at the time of granting, without VSE approval;

         (c) the aggregate number of common shares that may be reserved for issuance to any one individual pursuant to director or employee incentive stock options must not exceed five percent of the issued and outstanding common shares at the time of granting any stock option;

         (d) the minimum exercise price of a stock option shall be the average closing price of the common shares for the ten trading days immediately preceding the day on which such stock options are granted, less a discount of up to 20 percent if the average closing price of the common shares is Cdn. $1.00 or less, a 15 percent discount if the average closing price of the common shares is from Cdn. $1.01 to Cdn. $5.00, and a ten percent discount if the average closing price of the common shares is above Cdn. $5.00; and

         (e) options may only be granted to directors, officers or employees of Da Capo or its subsidiaries, employees of management companies providing services to Da Capo, or to persons who perform services (other than investor relation services) on an ongoing basis or are expected to provide services of value to Da Capo.

         All options issued by Da Capo are exercisable as to 25 percent within one year from the date of grant, as to 50 percent between the first and second year from the date of grant, as to 75 percent between the third and fourth year from the date of grant, and as to 100 percent after the fourth year from the date of grant.

         At Da Capo's annual general meeting held on September 8, 1995, the shareholders of Da Capo authorized the directors of Da Capo, in their discretion to:

         (a)     re-negotiate any existing stock options; and

         (b) grant options to insiders of Da Capo or its subsidiaries at such prices and upon such terms as may be acceptable to the Vancouver Stock Exchange.

As well, the shareholders of Da Capo ratified and approved the grant and exercise of any stock options granted to insiders of Da Capo other than pursuant to a prior shareholder authorization.

         As of September 13, 1996 the following stock options and securities convertible into Da Capo Common Shares are outstanding:

                                        NUMBER OF                                                               MARKET VALUE
                                         COMMON        EXERCISE                        MARKET VALUE           ON SEPTEMBER 13,
         NAME               TYPE         SHARES      PRICE($CDN.)   EXPIRY DATE      ON DATE OF GRANT           1996 ($CDN.)
         ----               ----         ------      ------------   -----------      ----------------        -----------------
 Executive Officer        Options         50,000       $2.40(1)     Sept. 13, 1999       $3.60                  $10.50
 and Director (one
 individual)

 Executive Officer        Options         50,000       $2.40        Sept. 14, 1999       $2.40                  $10.50
 (who is not a
 director) (one
 individual)

 Directors (not           Options        100,000       $2.40(1)     Sept. 13, 1999       $3.60                  $10.50
 officers) (three         Options         50,000       $3.00        Feb. 21, 2001        $3.60                  $10.50
 individuals)

 Employees (three         Options        150,000       $2.40(1)     Sept. 13, 1999       $3.60                  $10.50
 individuals)             Options        150,000       $2.40        Sept. 14, 1999       $2.40                  $10.50
                          Options         30,000       $2.10        Dec. 3, 2000         $2.15                  $10.50

- ----------------
(1) The original exercise price of these options was Cdn. $3.50, but such options were re-priced at Cdn. $2.40 on September 14, 1995. The re-pricing of these options was approved by the VSE and by the shareholders of Da Capo at Da Capo's annual general meeting held on September 8, 1995.

LEGAL PROCEEDINGS

         Da Capo knows of no actual, threatened or pending legal proceedings to which Da Capo or any of its subsidiaries is a party or which any of their property is subject which are material or potentially material.

MATERIAL CONTRACTS

         The only material contracts not in the ordinary course of business entered into by Da Capo within two years prior to the date hereof are as follows:

         1. the Yamin Acquisition Agreement dated as of March 1, 1996, referred to under "Properties -Capa Circa Property - Ownership";

         2. the Amayapampa Acquisition Agreement dated as of March 8, 1996, referred to under "Properties - Amayapampa Property - Ownership";

         3. the special warrant indenture dated March 1, 1996 between Da Capo and Pacific Corporate Trust Company pursuant to which the Capa Circa Special Warrants were issued;

         4. the special warrant indenture dated March 8, 1996 between Da Capo and Pacific Corporate Trust Company, pursuant to which the Amayapampa Special Warrants were issued;

         5. a credit facility agreement dated March 8, 1996 between Da Capo and the Bank of Montreal, pursuant to which Da Capo borrowed U.S.$3.24 million from the Bank of Montreal at an interest rate of prime plus 0.5 percent for a 12 month term. This Bank Loan was secured by U.S.$2.0 million cash collateral from Da Capo and a personal guarantee from Ross J. Beaty, the President of Da Capo. On April 30, 1996 Da Capo paid down the Bank Loan in the amount of U.S.$1.89 million. Da Capo repaid the balance of the Bank Loan on May 6, 1996;

         6. the Definitive Agreement dated as of August 16, 1996 referred to under "The Amalgamation - Terms of Definitive Agreement"; and

         7. the Amalgamation Agreement dated as of September 15, 1996 referred to under "the Amalgamation - Terms of the Amalgamation".

         Copies of the above material contracts will be available for inspection at Da Capo's head office at 1500 - 625 Howe Street, Vancouver, British Columbia, V6C 2T6 during regular business hours from the date hereof until October 22, 1996 which is the date of the Granges Meeting and the Da Capo Meeting.

AUDITORS

         The auditors of Da Capo are Price Waterhouse, Chartered Accountants, 601 West Hastings Street, Vancouver, British Columbia, V6B 5A5.

REGISTRAR AND TRANSFER AGENT

         Da Capo's registrar and transfer agent for its common shares is Pacific Corporate Trust Company, 830 - 625 Howe Street, Vancouver, British Columbia, V6C 3B8.

                                    CONSENTS

To the Board Directors of
GRANGES INC.

         We hereby consent to the reference to our opinions contained under "The Amalgamation - Income Tax Considerations - Canada" and "Description of Vista Gold Corp. - Eligibility for Investment" in the Joint Management Information Circular of Granges Inc. and Da Capo Resources Ltd. dated September 16, 1996.


Vancouver, British Columbia                                (signed) LADNER DOWNS
September 16, 1996


To the Board of Directors of
DA CAPO RESOURCES LTD.

         We hereby consent to the reference to our opinion contained under "Description of Vista Gold Corp. - Eligibility for Investment" in the Joint Management Information Circular of Granges Inc. and Da Capo Resources Ltd. dated September 16, 1996.


Vancouver, British Columbia                          (signed) MAITLAND & COMPANY
September 16, 1996


To the Board of Directors of
GRANGES INC.

         We hereby consent to the reference to our opinion contained under "The Amalgamation - Goepel Shields Fairness Opinion" in the Joint Management Information Circular of Granges Inc. and Da Capo Resources Ltd. dated September 16, 1996.


Vancouver, British Columbia              (signed) GOEPEL SHIELDS & PARTNERS INC.
September 16, 1996


To the Board of the Directors of
DA CAPO RESOURCES LTD.

         We hereby consent to the reference to our opinion contained under "The Amalgamation - Salman Partners Valuation and Fairness Opinion" in the Joint Management Information Circular of Granges Inc. and Da Capo Resources Ltd. dated September 16, 1996.


Vancouver, British Columbia                        (signed) SALMAN PARTNERS INC.
September 16, 1996

To the Board of
DA CAPO RESOURCES LTD.

         We hereby consent to the references to our study contained under "Da Capo Resources Ltd. - Properties" in the Joint Management Information Circular of Granges Inc. and Da Capo Resources Ltd. dated September 16, 1996.


Lakewood, Colorado                                (signed) PINCOCK, ALLEN & HOLT
September 16, 1996

                             CERTIFICATE OF GRANGES



September 16, 1996




         This Joint Management Information Circular (to the extent that it relates to the Amalgamation generally, the business of Granges, the Granges Meeting, the Consolidated Pro Forma Balance Sheet of Vista Gold and the Granges financial statements) contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents (to the extent such contents relate to the Amalgamation generally, the business of Granges, the Granges Meeting, the Consolidated Pro Forma Balance Sheet of Vista Gold and the Granges financial statements) and the sending of this Joint Management Information Circular have been approved by the board of directors of Granges.





          (signed) MICHAEL B. RICHINGS              (signed) AMJAD J. ALI
                  President &                       Vice President Finance
            Chief Executive Officer               and Chief Financial Officer





                      ON BEHALF OF THE BOARD OF DIRECTORS





             (signed) PETER WALTON                (signed) ALAN G. THOMPSON
                   Director                              Director

                             CERTIFICATE OF DA CAPO



September 16, 1996




         This Joint Management Information Circular (to the extent that it relates to the Amalgamation generally, the business of Da Capo, the Da Capo Meeting, the Consolidated Pro Forma Balance Sheet of Vista Gold and the Da Capo financial statements) contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. The contents (to the extent such contents relate to the Amalgamation generally, the business of Da Capo, the Da Capo Meeting, the Consolidated Pro Forma Balance Sheet of Vista Gold and the Da Capo financial statements) and the sending of this Joint Management Information Circular have been approved by the board of directors of Da Capo.





             (signed) ROSS J. BEATY               (signed) GORDON JANG
                   President                      Controller and Secretary





                      ON BEHALF OF THE BOARD OF DIRECTORS





            (signed) JOHN H. WRIGHT               (signed) R. STUART ANGUS
                   Director                             Director

                                   SCHEDULE A

                             AMALGAMATION AGREEMENT


                 THIS AMALGAMATION AGREEMENT is made the 16th day of September, 1996,

BETWEEN:

                 GRANGES INC., a company incorporated under the laws of the Province of British Columbia,

                 ("Granges")

AND:

                 DA CAPO RESOURCES LTD., a company incorporated under the laws of the Province of British Columbia,

                 ("Da Capo")


WHEREAS:

A. Granges is a company incorporated under the Company Act of British Columbia, and has an authorized capital of 750,000,000 common shares without par value and 750,000,000 preferred shares without par value, of which 55,881,461 common shares (the "Granges Shares") are issued and outstanding as fully paid and non-assessable shares and no preferred shares are issued and outstanding;

B. Da Capo is a company incorporated under the Company Act of British Columbia and has an authorized capital of 100,000,000 common shares without par value, of which 16,384,472 common shares (the "Da Capo Shares") are issued and outstanding as fully paid and non-assessable shares;

C. Granges and Da Capo have each made disclosure to the other of all their respective assets and liabilities; and

D. Granges and Da Capo, acting under the authority contained in the Company Act of British Columbia, have agreed to amalgamate and continue as one company upon the terms and conditions set forth herein.

                 NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, (the receipt and sufficiency of which is hereby acknowledged and agreed) the parties hereto covenant and agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

1.1              In this Agreement unless the context otherwise requires:

         (a) "Act" means the Company Act of British Columbia, R.S.B.C. 1979, c.59, as amended;

         (b)     "Amalgamating Companies" means Granges and Da Capo;

         (c) "Amalgamated Company" means the company continuing from the amalgamation of the Amalgamating Companies;

         (d) "Amalgamation" means the amalgamation of Granges and Da Capo contemplated hereby;

         (e)     "Effective Date" means November 1, 1996;

         (f) "Registrar of Companies" means the Registrar of Companies in and for the Province of British Columbia.


                                   ARTICLE 2

                                  AMALGAMATION

2.1              AMALGAMATION

                 Granges and Da Capo hereby agree to amalgamate pursuant to
Section 271 of Part 8 of the Act and to continue as one company upon and, subject to the conditions set forth herein, effective at the Effective Date.


                                   ARTICLE 3

                       MEMORANDUM, ARTICLES AND DIRECTORS

3.1              NAME

                 The name of the Amalgamated Company shall be "Vista Gold
Corp.".

3.2              MEMORANDUM AND ARTICLES OF AMALGAMATED COMPANY

                 The form of Memorandum and Articles of the Amalgamated Company, as approved in writing by the Registrar of Companies pursuant to the provisions of section 272 of the Act, are attached hereto as Schedules A and B respectively.

3.3              REGISTERED OFFICE

                 The registered office of the Amalgamated Company, until changed in accordance with the provisions of the Act and the Articles of the Amalgamated Company, shall be 709 - 700 West Pender Street, Vancouver, British Columbia, V6C 1G8.

3.4              RECORDS OFFICE

                 The records office of the Amalgamated Company, until changed in accordance with the provisions of the Act and the Articles of the Amalgamated Company, shall be 709 - 700 West Pender Street, Vancouver, British Columbia, V6C 1G8.

3.5              DIRECTORS

                 The full names, addresses and occupations of the first directors of the Amalgamated Company shall be as follows:

NAME                                  ADDRESS                                        OCCUPATION
- ----                                  -------                                        ----------

Ross J. Beaty                         2755 West 30th Avenue                          Geologist
                                      Vancouver, British Columbia
                                      V6L 1Y8

William M. Calhoun                    118 Third Street                               Mining Engineer
                                      Silverton, Idaho
                                      83867

James H. Dunnett                      1605 - 1777 Larimer Street                     Businessman
                                      Denver, Colorado
                                      80202

C. Thomas Ogryzlo                     1432 Clarkson Road                             Mining Engineer
                                      Mississauga, Ontario
                                      L5J 2W5

Michael B. Richings                   10581 Harebell Run                             Mining Engineer
                                      Littleton, Colorado
                                      80125

David R. Sinclair                     Box B, C-5, RR.#1 - Seacrest                   Chartered Accountant
                                      1433 Dorcas Point Road
                                      Nanoose Bay, British Columbia
                                      V0R 2R0

Keith Steeves                         #14 - 5531 Cornwall Drive                      Retired Businessman
                                      Richmond, British Columbia
                                      V7C 5N7

Alan G. Thompson                      1124 Eyremount                                 Businessman
                                      West Vancouver, British Columbia
                                      V7S 2C2

Peter Walton                          302 - 2190 Argyle Ave.                         Business Consultant
                                      West Vancouver, British Columbia
                                      V7V 1A4


                 Each of the first directors of the Amalgamated Company shall hold office until the first annual general meeting of the Amalgamated Company. The first directors shall carry on and continue the operation of the Amalgamated Company in such manner as they shall determine, subject to and in accordance with the Articles of the Amalgamated Company and the Act.

3.6              ANNUAL MEETING

                 The first annual general meeting of the Amalgamated Company shall be held in the month of May in the year 1997.


                                   ARTICLE 4

                               EXCHANGE OF SHARES

4.1              EXCHANGE OF SHARES

                 At the Effective Date, and except as the law may otherwise require the manner in which all of the issued and unissued shares of each of the Amalgamating Companies shall be exchanged for shares of the Amalgamated Company or cancelled shall be as follows:

         (a) each issued and outstanding Granges Share shall be exchanged for one common share of the Amalgamated Company;

         (b) each issued and outstanding Da Capo Share shall be exchanged for two common shares of the Amalgamated Company; and

         (c) each authorized but unissued common share and preferred share of Granges and common share of Da Capo, respectively, shall be cancelled.

No fractional shares of the Amalgamated Company will be issued. After the Effective Date the holders of Granges Shares shall surrender the certificate or certificates representing Granges Shares held by them and the holders of Da Capo Shares shall surrender the certificate or certificates representing Da Capo Shares held by them, in each case with a duly completed letter of transmittal, and in return shall be entitled to receive certificates for common shares without par value of the Amalgamated Company on the above basis, which common shares shall be issued as fully paid and non-assessable.

4.2              STOCK OPTIONS


                 At the Effective Date, the Amalgamated Company shall adopt a stock option plan in the form of the existing Stock Option Plan of Granges and the outstanding stock options under the existing Stock Option Plan of Granges and the outstanding stock options of Da Capo shall be exchanged for stock options under the stock option plan of the Amalgamated Company as follows:

         (a) each granted and outstanding option to purchase a Granges Share under the Stock Option Plan of Granges shall remain effective to acquire one common share of the Amalgamated Company under the stock option plan of the Amalgamated Company upon the same terms and conditions as are attached to such option pursuant to the option agreement entered into between Granges and the holder thereof in accordance with the Stock Option Plan of Granges; and

         (b) each granted and outstanding option to purchase a Da Capo Share shall be exchanged for an option to purchase two common shares of the Amalgamated Company under the stock option plan of the Amalgamated Company at an exercise price equal to 50% of the exercise price and upon such other terms and conditions as are prescribed under the agreement between Da Capo and the holder thereof and otherwise upon such other terms and conditions not inconsistent therewith as are prescribed under the stock option plan of the Amalgamated

                 Company provided such holder enters into an agreement with respect thereto in accordance with the form prescribed under the stock option plan of the Amalgamated Company.


                                   ARTICLE 5

                                    GENERAL

5.1              CONTRIBUTION OF AMALGAMATING COMPANIES

                 The Amalgamating Companies shall contribute to the Amalgamated Company all of their respective assets subject to all of their respective liabilities.

5.2              OBLIGATIONS OF THE AMALGAMATED COMPANY

                 The Amalgamated Company shall be seized of and shall hold and possess all the property, rights and interest and shall be subject to all the debts, liabilities and obligations of each of the Amalgamating Companies, including any obligation to dissenting holders of Granges Shares or Da Capo Shares pursuant to Section 231 of the Act, and every shareholder of each of the Amalgamating Companies is bound by the terms of this Amalgamation Agreement.

5.3              RIGHTS OF CREDITORS

                 The rights of creditors against the property, rights and assets of each of the Amalgamating Companies and all liens upon their respective properties to the rights and assets, shall be unimpaired by the Amalgamation, and all debts, contracts, liabilities and duties of each of the Amalgamating Companies shall henceforth attach to the Amalgamated Company and may be enforced against it.

5.4              ACTIONS OR PROCEEDINGS

                 No action by or against either of the Amalgamating Companies shall abate or be affected by the Amalgamation, but for all purposes of such actions or proceedings, such company may be deemed still to exist or the Amalgamated Company may be substituted in such actions or proceedings in place thereof.

5.5              CONDITION PRECEDENT

                 This Amalgamation Agreement shall be subject to the condition that it shall be adopted by each of Granges and Da Capo in the manner required by the Act.

5.6              COMPLIANCE WITH THE ACT

                 The parties hereto shall forthwith make all applications required to be made under the provisions of Section 273 of the Act.

5.7              AMENDMENTS TO AGREEMENT

                 The Amalgamating Companies may, by resolution of their respective directors, assent to any alteration or modification of the Amalgamation Agreement which the Registrar of Companies or the Supreme Court of British Columbia may require or approve, and all alterations and modifications so assented to shall be binding upon the Amalgamating Companies.

5.8              SHAREHOLDER PROTECTION RIGHTS AGREEMENT

                 The Amalgamated Company hereby assumes the due and punctual performance and observance of each and every covenant and condition of the Shareholder Protection Rights Agreement made as of May 1, 1995 between Granges and Montreal Trust Company of Canada to be performed and observed by Granges.

5.9              TERMINATION

                 The Amalgamating Companies may at any time prior to issuance of the Certificate of Amalgamation by the Registrar of Companies, by an instrument of termination approved by or subsequently ratified by resolution of their respective directors and duly signed by a director or officer of each of the Amalgamating Companies, terminate and abandon this Amalgamation Agreement and all rights of all the parties hereto shall thereby be at an end and this Amalgamation Agreement shall be of no force or effect whatsoever.

5.10             EFFECTIVE DATE

                 The Effective Date of the Amalgamation shall be November 1, 1996 and thereupon and thereafter the Amalgamated Company shall be seized of and will hold and possess all the properties, rights and interests and will be subject to all debts, liabilities and obligations of each of the Amalgamating Companies without any further deeds, transfers or conveyances as fully and effectually and to all intents and purposes as the same are now held or borne by each of the Amalgamating Companies respectively and the directors of the Amalgamated Company will have the full power to carry the Amalgamation into effect and to perform such acts as are necessary or proper for such purpose. The provisions of this paragraph will not be deemed to exclude any of the effects, rights or privileges provided by law which are incident to or result from the Amalgamation and which are not herein specifically provided for.

                 IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


                                        GRANGES INC.



                                        By: (signed) Michael B. Richings



                                        By: (signed) Amjad J. Ali




                                        DA CAPO RESOURCES LTD.



                                        By: (signed) Ross J. Beaty



                                        By: (signed) Gordon Jang

                                   MEMORANDUM
                                       OF
                                VISTA GOLD CORP.


                                     FORM 1

                                   Section 5

                                  COMPANY ACT


                              M E M O R A N D U M



I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.               The name of the Company is "Vista Gold Corp.".

2. The authorized capital of the Company consists of 3,000,000,000 shares divided into 2,500,000,000 Common shares without par value and 500,000,000 Preferred shares without par value.

3. The Preferred shares shall confer on the holders thereof and shall be subject to the following special rights and restrictions:

3.1 Issuable in Series: The Preferred shares may be issued at any time or times in one or more series, and the Directors may by resolution alter the Memorandum to fix the number of Preferred shares in, and determine the designation of the Preferred shares of, each series and the special rights and restrictions of each series subject to the special rights and restrictions hereby attached to the Preferred shares. A resolution under this paragraph 3.1 may only be passed prior to the issue of Preferred shares of the series to which the resolution relates.

3.2 Preference over Junior Shares: The Preferred shares shall be entitled to preference over the Common shares with respect to the payment of dividends and the distribution of assets of the Company in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its members for the purpose of winding up its affairs; and the Preferred shares of each series may be given such other preference, not inconsistent herewith, over the Common shares determined in the case of each series authorized to be issued.

3.3              Parity among Series:

         (a) Where cumulative dividends with respect to a series of Preferred shares are not paid in full, the shares of all series of Preferred shares shall participate rateably with respect to accumulated dividends in accordance with the amounts that would be payable on those shares if all the accumulated dividends were paid in full.

         (b) Where amounts payable on winding-up, or on the occurrence of any other event as a result of which the holders of the shares of all series of Preferred shares are then entitled to a return of capital, are not paid in full, the shares of all series of Preferred shares shall participate rateably in the return of capital in respect of the Preferred shares as a class in accordance with the amounts that would be payable on the return of capital if all amounts so payable were paid in full.

3.4 No Pre-Emptive Rights: Except as otherwise required by law, the registered holders of the Preferred shares shall not be entitled as such to subscribe for, purchase or receive any part of any issue of shares, bonds, debentures or other securities of the Company now or hereafter authorized, or any rights to acquire the same, otherwise than in accordance with the special rights and restrictions, if any, which may from time to time be attached to any series of Preferred shares.

3.5 Restrictions on Creating New Shares: So long as any Preferred shares are outstanding, the Company shall not at any time without, in addition to any approval that may then be prescribed by applicable law, the approval of the registered holders of the Preferred shares given in writing by the registered holders of three-quarters of the Preferred shares or given by a resolution passed at a meeting called and conducted in accordance with paragraph 3.8 hereof and carried by the affirmative vote of not less than three-quarters of the votes cast at such meeting, create or issue any shares ranking prior to the Preferred shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its members for the purpose of winding up its affairs.

3.6 Voting: Except as otherwise provided with respect to any particular series of Preferred shares and except as otherwise required by law, the registered holders of the Preferred shares shall not be entitled as a class to receive notice of or to attend or to vote at any meetings of the Company.

3.7 Amendments: The special rights and restrictions attached to the Preferred shares as a class may be varied or abrogated at any time or from time to time with, in addition to any approval that may then be prescribed by applicable law, the approval of the registered holders of three-quarters of the Preferred shares or given by a resolution passed at a meeting called and conducted in accordance with paragraph 3.8 hereof and carried by the affirmative vote of not less than three-quarters of the votes cast at such meeting.

3.8 Meetings of Registered Holders of Preferred Shares: The formalities to be observed with respect to giving notice and voting at any meeting of the registered holders of Preferred shares, the quorum therefor and the conduct thereof, shall, with the necessary changes and so far as applicable, be those from time to time prescribed by the Articles of the Company with respect to meetings of members.

                          PROVINCE OF BRITISH COLUMBIA

                                  COMPANY ACT

                                  ARTICLES OF

                                VISTA GOLD CORP.


                                     PART 1
                                 INTERPRETATION

1.1 In these Articles, unless there is something in the subject or context inconsistent therewith:

         "BOARD" and "THE DIRECTORS" or "THE DIRECTORS" mean the Directors of the Company for the time being.

         "COMPANY ACT" means the Company Act of the Province of British Columbia as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

         "SEAL" means the common seal of the Company.

         "MONTH" means calendar month.

         "REGISTERED OWNER" or "REGISTERED HOLDER" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

Words importing the singular include the plural and vice versa; and words importing male persons include female persons; and words importing persons shall include corporations.

1.2 The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

1.3 The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.


                                     PART 2
                         SHARES AND SHARE CERTIFICATES

2.1 Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him, provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

2.2              If a share certificate

              (i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

             (ii) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

            (iii) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

Such sum as the Directors may from time to time prescribe shall be paid to the Company for each certificate to be issued under this Article.

2.3 Every share certificate shall be signed manually by at least one officer or Director of the Company or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.4 Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.


                                     PART 3
                                ISSUE OF SHARES

3.1 Subject to Article 3.2 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, issue, allot, sell or otherwise dispose of, or grant options on, issue warrants for or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, may determine.

3.2 If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

3.3 Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares.

3.4 No share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.


                                     PART 4
                                SHARE REGISTERS

4.1 The Company shall keep or cause to be kept within British Columbia, a register of members, a register of transfers and a register of allotments, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors, on behalf of the Company, may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares. The Directors, on behalf of the Company, may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2 Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places, either within or outside British Columbia, as the Directors may from time to time determine.

4.3 The Company shall not at any time close its register of members.


                                     PART 5
                      TRANSFER AND TRANSMISSION OF SHARES

5.1 Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2 The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3 Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

5.4 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration, together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right to the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer where the transfer is not registered shall be returned to the person depositing the same, together with the share certificate which accompanied the same when tendered for registration.

5.5 There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.6 In the case of the death of a member, the survivor or survivors, where the deceased was a joint registered holder, and the legal personal representative of the deceased, where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative, the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

5.7 Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company's registered office.

5.8 Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.


                                     PART 6
                             ALTERATION OF CAPITAL

6.1 The Company may, by ordinary resolution filed with the Registrar, amend its Memorandum to increase the authorized capital of the Company by:

              (i) creating shares with par value or shares without par value, or both;

             (ii) increasing the number of shares with par value or shares without par value, or both; or

            (iii) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 The Company may, by special resolution, alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of all or any of its shares but only to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alteration, as the Company Act provides.

6.3              The Company may alter its Memorandum or these Articles:

              (i) by special resolution, to create, define and attach special rights or restrictions to any shares, and

             (ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

6.4 Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

6.5 If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company Act, the Superintendent of Brokers for British Columbia shall have consented to the resolution.

6.6 Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.


                                     PART 7
                       PURCHASE AND REDEMPTION OF SHARES

7.1 Subject to the special rights and restrictions attached to any class or series of shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class or series of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless otherwise permitted under the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

7.2 If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

7.3 Subject to the provisions of the Company Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares and no dividend or other distribution shall be paid or made thereon.


                                     PART 8
                                BORROWING POWERS

8.1              The Directors may from time to time on behalf of the Company:

              (i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

             (ii) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person; and

            (iii) mortgage, pledge, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

8.2 Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may, by their terms, be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.3 The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.4 Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.5 The Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.


                                     PART 9
                                GENERAL MEETINGS


9.1 An annual general meeting shall be held once in every calendar year at such time (not being more than 13 months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

9.2 If the Company is, or becomes, a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

9.3 All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

9.4 The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.

9.5 If the Company is, or becomes, a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Company Act.

9.6 A notice convening a general meeting specifying the place, the day and the hour of the meeting and, in the case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner, if any, as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

9.7 All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

9.8 Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.


                                    PART 10
                        PROCEEDINGS AT GENERAL MEETINGS

10.1 All business shall be deemed special business which is transacted at

              (i) an extraordinary general meeting other than the conduct of and voting at such meeting; and

             (ii) an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of Directors, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.





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
10.2 No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3 Save as herein otherwise provided, a quorum shall be two members or proxyholders present. If there is only one member, the quorum is one person present and being, or representing by proxy, such member. The Directors, the Secretary or, in his or her absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a member or proxyholder entitled to vote thereat.

10.4 If, within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

10.5 The Chairman of the Board, if any, or in his absence the Vice-Chairman of the Board shall be entitled to preside as Chairman at every general meeting of the Company.

10.6 If at any general meeting neither the Chairman of the Board nor the Vice-Chairman of the Board is present within 15 minutes after the time appointed for holding the meeting or is willing to serve as Chairman, the members present shall choose a Chairman.

10.7 The Chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice, but not "advance notice", of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.8 No motion proposed at a general meeting need be seconded and the Chairman may propose or second a motion.

10.9 Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands) a poll is directed by the Chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The Chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the minute book of the Company. A declaration by the Chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against that resolution.

10.10 In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

10.11 No poll may be demanded on the election of a Chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the Chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the Chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded.

Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote, the decision of the Chairman made in good faith shall be final and conclusive.

10.12 Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

10.13 On a poll, a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.14 Unless the Company Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.


                                    PART 11
                                VOTES OF MEMBERS

11.1 Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

11.2 Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share may vote the share in the same manner as if he were a member; but, unless the Directors have previously permitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting or adjourned meeting, as the case may be, at which he proposes to vote.

11.3 Any corporation not being a subsidiary which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation which is a member may appoint a proxyholder.

11.4 In the case of joint registered holders of a share, the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis or other person may appoint a proxyholder.

11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion, he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7 A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company if:


              (i)         the Company is, at the time, a reporting company; or

             (ii) the member appointing the proxyholder is a corporation; or

            (iii)         the Company shall have, at the time, only one member;
                          or

             (iv) the persons present in person or by proxy and entitled to vote at the meeting by resolution permit the proxyholder to attend and vote; for the purpose of such resolution, the proxyholder shall be counted in the quorum but shall not be entitled to vote;

and in all other cases a proxyholder must be a member.

11.8 A proxy and any power of attorney or other authority under which it is signed or a notarially certified copy of the power or authority shall be deposited at the place specified for that purpose in the notice of meeting or, in the documents mailed to the members with the notice of meeting or, if no place is so specified, at the registered office of the Company before the time for holding the meeting at which the person named in the proxy proposes to vote or such earlier time as the Directors may determine. In default, the proxy will not be treated as valid.

11.9 Unless the Company Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the Directors or the Chairman of the meeting shall approve:

         "The undersigned member of _____________________ (hereinafter called the "Company") hereby appoints ____________________________, or failing him, ______________________ or failing either of them, _______________________ as the proxyholder for and on behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the members of the Company to be held on ______________________ and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournment thereof, and the persons named are specifically directed to vote as indicated below:

         Dated:

                                               --------------------------------
                                               Signature of Member"

11.10 A vote given in accordance with the terms of a proxy is valid, notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share or shares in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the Chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.11            Every proxy may be revoked by an instrument in writing

              (i) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

             (ii) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken or in any other manner provided by law.


                                    PART 12
                                   DIRECTORS

12.1 The number of directors may be determined by ordinary resolution. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles, the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

12.2 The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and, if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive. The Directors, on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3 A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act to become or act as a Director.


                                    PART 13
                       ELECTION AND REMOVAL OF DIRECTORS

13.1 At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote thereat shall elect a Board of Directors. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat, such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2             A retiring Director shall be eligible for re-election.

13.3 Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4 If at any general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as Directors may be requested by the newly-elected Directors, and they shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles, such number shall be fixed at the number of Directors actually elected or continued in office or at such number as fixed by resolution at a general meeting.

13.5 Any casual vacancy occurring in the Board of Directors may be filled by resolution of the remaining Directors or Director.

13.6 Between successive annual general meetings, the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company but shall be eligible for election at such meeting and, so long as he is an additional Director, the number of Directors shall be increased accordingly.

13.7 Any Director may, by instrument in writing delivered to the Company, appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or facsimile revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

13.8             The office of Director shall be vacated if the Director:

              (i) resigns his office by notice in writing delivered to the registered office of the Company; or

             (ii) is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

            (iii) ceases to be qualified to act as a Director pursuant to the Company Act.

13.9 The Company may, by special resolution, remove any Director before the expiration of his period of office and may, by an ordinary resolution, appoint another person in his stead.


                                    PART 14
                         POWERS AND DUTIES OF DIRECTORS

14.1 The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

14.2 The Directors may, from time to time, by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to subdelegate all or any of the powers, authorities and discretions for the time being vested in him.


                                    PART 15
                      DISCLOSURE OF INTEREST OF DIRECTORS

15.1 A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

15.2 A Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and, if he shall do so, his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Company Act, the foregoing prohibitions shall not apply to

              (i) any such contract or transaction relating to a loan to the Company, which a Director, or a specified corporation or a specified firm in which he has an interest, has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

             (ii) any contract or transaction made or to be made with, or for the benefit of, an affiliated corporation of which a Director is a director;

            (iii)         determining the remuneration of the Directors;

             (iv) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

              (v)         the indemnification of any Director by the Company.

These exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Company Act, either generally or in respect of any particular contract or transaction or for any particular period.

15.3 A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

15.4 Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.5 A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.


                                    PART 16
                            PROCEEDINGS OF DIRECTORS

16.1 The Chairman of the Board, if any, or, in his absence, the Vice-Chairman of the Board shall preside as Chairman at every meeting of the Directors. If there is no Chairman of the Board or Vice-Chairman of the Board or neither the Chairman of the Board nor the Vice-Chairman of the Board is present within 15 minutes of the time appointed for holding the meeting or is willing to act as Chairman or, if the Chairman of the Board and the Vice-Chairman of the Board have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be Chairman of the meeting.

16.2 The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes, the Chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and subject to Article 16.4, upon at least 48 hours notice or such longer notice, if any, as the Board may by resolution from time to time determine.

16.3 A notice convening a meeting of the Directors shall, subject to Article 16.4, specify the place, the day, the hour of the meeting and the general nature of the business to be conducted; be given in writing addressed to each director and alternate director at his address as it appears on the books of the Company and delivered personally or transmitted by facsimile or other form of recorded communication tested prior to transmission. Any notice delivered shall be deemed to have been given and received on the day it is so delivered unless such day is not a business day in which case the notice shall be deemed to have been given and received on the next following business day. Any notice transmitted by facsimile or other form of recorded communication shall be deemed to have been given and received on the first business day after its transmission.

16.4 All the Directors may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting or the form or manner of giving the notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

16.5 A meeting of the Board or of any committee of the Directors may be held by means of conference telephones or other communications facilities whereby all Directors participating in the meeting can hear each other provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.6 A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors at which such Director is appointed.

16.7 Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings or the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting of Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

16.8 The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors.

16.9 The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company, but for no other purpose.

16.10 Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

16.11 A resolution consented to in writing, whether by document, telegram, telex, facsimile or any method of transmitting legibly recorded messages or other means, by all of the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.


                                    PART 17
                         EXECUTIVE AND OTHER COMMITTEES

17.1 The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may, subject to Article 17.2, delegate to any such committee between meetings of the Board such powers of the Board subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the
membership of a committee and to fill vacancies in it.   Committees may make
rules for the conduct of their business and may appoint such assistants as they may deem necessary. Unless otherwise determined by the Directors, a majority of the members of a committee shall constitute a quorum thereof.

17.2 Notwithstanding Article 17.1 no committee of the Directors has the authority to:

         (a) submit to the shareholders any question or matter requiring the approval of the shareholders;

         (b) fill a vacancy among the directors or in the office of auditor;

         (c) issue securities except in the manner and on the terms authorized by the directors;

         (d)     declare dividends;

         (e) purchase, redeem or otherwise acquire shares issued by the Company;

         (f) pay a commission to any person in connection with the purchase of shares of the Company;

         (g)     approve an information circular referred to in Division (4) of
                 Part 4 of the Company Act;

         (h) approve a take-over bid circular or directors' circular referred to in the Securities Act (British Columbia); and

         (i) approve any financial statements referred to in section 169 of the Company Act.

17.3             Any committee may meet and adjourn as it thinks proper.
Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present and, in case of an equality of votes, the Chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.


                                    PART 18
                                    OFFICERS

18.1 The Directors shall from time to time appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2 One person may hold more than one of such offices, except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the Vice-Chairman of the Board or the President shall be a Director.
The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may, in addition to such remuneration, be entitled to receive, after he ceases to hold such office or leaves the employment of the Company, a pension or gratuity.
The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

18.3 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.


                                    PART 19
         INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND EMPLOYEES

19.1 Subject to the provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a Director or former Director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an

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amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.2 Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition, the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3 The failure of a Director or officer of the Company to comply with the provisions of the Company Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.4 The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such director, officer, employee or agent.


                                    PART 20
                             DIVIDENDS AND RESERVE

20.1 The Directors may, from time to time, declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend, wholly or in part, by the distribution of specific assets and, in particular, by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient and, in particular, may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of other value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

20.2 Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3 Subject to the rights of members, if any, holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4 The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds which they think prudent not to divide.

20.5 If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

20.6 No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7 Any dividend, bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of that one of the joint holders who is first named in the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted), discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

20.8 Notwithstanding anything contained in these Articles, the Directors may, from time to time, capitalize any undistributed surplus on hand of the Company and may, from time to time, issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.


                                    PART 21
                         DOCUMENTS, RECORDS AND REPORTS

21.1 The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

21.2 The Company shall keep or cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order to properly record the financial affairs and conditions of the Company and to comply with the Company Act.

21.3 Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

21.4 The Directors shall, from time to time, at the expense of the Company, cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

21.5 Every member shall be entitled, without charge, to a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.


                                    PART 22
                                    NOTICES

22.1 A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

22.2 A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3 A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address, if any, supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

22.4 Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.


                                    PART 23
                                  RECORD DATES

23.1 The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

23.2 Where no record date is so fixed for the determination of members as provided in the preceding Article, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.


                                    PART 24
                                      SEAL

24.1 The Directors may provide a seal and one or more duplicate seals for the Company and, if they do so, shall provide for the safe custody of the seal and duplicate seals which shall not be affixed to any instrument except in the presence of the following persons, namely:

               (i)        any two Directors; or

              (ii) one of the Chairman of the Board, the Vice-Chairman of the Board, the President, a Vice-President, the Secretary and an Assistant Secretary; or

             (iii) if the Company shall have only one member, the President or the Secretary; or

              (iv) such person or persons as the Directors may, from time to time, by resolution appoint;

and the said Directors, officers, person or persons in whose presence the seal is to be affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution, the seal may be affixed in the presence of any one of the foregoing persons.

24.2 To enable the seal of the Company to be affixed to any bonds, debentures, share certificates or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the Vice-Chairman of the Board, the President, a Vice-President, the Secretary or Assistant Secretary may by a document authorize such firm or company to cause the Company's seal to be affixed to such definite or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

24.3 The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

                                   SCHEDULE B

          PROPOSED GRANGES SPECIAL RESOLUTION TO APPROVE AMALGAMATION



BE IT RESOLVED that:

1. the amalgamation agreement (the "Amalgamation Agreement") made the 16th day of September, 1996 between Da Capo Resources Ltd. and Granges Inc. (the "Company") providing for the amalgamation (the "Amalgamation") of Da Capo Resources Ltd. and the Company, be and is hereby ratified, adopted and approved and the execution, delivery and performance of the Amalgamation Agreement by the President and Chief Executive Officer and Vice President Finance and Chief Financial Officer of the Company be and the same are ratified and approved;

2. notwithstanding that this resolution has been duly passed by the members of the Company voting thereon or may be approved by the Supreme Court of British Columbia (the "Court"), the directors of the Company may terminate the implementation of the Amalgamation and the Amalgamation Agreement in accordance with the terms of the Amalgamation Agreement; and

3. any two of the directors and officers of the Company are hereby authorized, for and on behalf of the Company, to execute such other documents and do such other things as they deem necessary or advisable in connection with the Amalgamation Agreement, the Amalgamation or the fulfilment by the Company of its covenants or obligations thereunder or otherwise in furtherance of this resolution and execution by such directors and officers shall be conclusive proof of their authority to act on behalf of the Company.

                                   SCHEDULE C

     PROPOSED DA CAPO SPECIAL RESOLUTION TO APPROVE AMALGAMATION AGREEMENT



BE IT RESOLVED that:

1. the amalgamation agreement (the "Amalgamation Agreement") made the 16th day of September, 1996 between Granges Inc. and Da Capo Resources Ltd. (the "Company") providing for the amalgamation (the "Amalgamation") of Granges Inc. and the Company, be and is hereby ratified, adopted and approved and the execution, delivery and performance of the Amalgamation Agreement by the President and Controller and Secretary of the Company be and the same are ratified and approved;

2. notwithstanding that this resolution has been duly passed by the members of the Company voting thereon or may be approved by the Supreme Court of British Columbia, the directors of the Company may terminate the implementation of the Amalgamation and the Amalgamation Agreement in accordance with the terms of the Amalgamation Agreement; and

3. any two of the directors and officers of the Company are hereby authorized, for and on behalf of the Company, to execute such other documents and do such other things as they deem necessary or advisable in connection with the Amalgamation Agreement, the Amalgamation or the fulfilment by the Company of its covenants or obligations thereunder or otherwise in furtherance of this resolution and execution by such directors and officers shall be conclusive proof of their authority to act on behalf of the Company.

                                   SCHEDULE D

                        GOEPEL SHIELDS FAIRNESS OPINION



September 16, 1996


The Board of Directors
Granges Inc.
Suite 3000
370 Seventeenth Street
Denver, Colorado, 80202

Dear Sirs:

RE:  PROPOSED AMALGAMATION WITH DA CAPO RESOURCES LTD.

INTRODUCTION

We understand that Granges Inc. ("Granges") and Da Capo Resources Ltd. ("Da Capo") have entered into a definitive agreement (the "Definitive Agreement") dated August 16, 1996 and an amalgamation agreement (the "Amalgamation Agreement") dated September 16, 1996 pursuant to which the two companies will amalgamate (the "Amalgamation") and continue as one company ("Amalco") under the name "Vista Gold Corp.". We further understand that, pursuant to the terms of the Amalgamation, each common share of Granges ("Granges Shares") will be exchanged for one common share of Amalco ("Amalco Shares") and each common share of Da Capo ("Da Capo Shares") will be exchanged for two Amalco Shares (the "Exchange Ratios").

Subsequent to the completion of the Amalgamation, common shareholders of Granges and Da Capo (the "Granges Shareholders" and "Da Capo Shareholders", respectively) will hold approximately 63% and 37%, respectively, (or approximately 66% and 34%, respectively, on a fully diluted basis) of the issued and outstanding Amalco Shares.

The terms and conditions of the Amalgamation as well as a detailed review of the financial position and operations of each of Granges and Da Capo are more fully described in a joint management information circular (the "Information Circular") which will be provided to shareholders. Extraordinary general meetings of Granges Shareholders and Da Capo Shareholders will be held on October 22, 1996 to consider and, if thought appropriate, pass special resolutions approving the Amalgamation Agreement.

ASSIGNMENT AND BACKGROUND

In a joint press release dated July 31, 1996 (the "Announcement Date"), the boards of directors of Granges and Da Capo announced that they had approved the Amalgamation subject to, among other things, shareholder, court and regulatory approval.

Goepel Shields & Partners Inc. ("Goepel Shields") first met with representatives of Granges in June, 1996 to discuss a potential business combination with Da Capo. In an agreement dated September 12, 1996 and effective as of June 1, 1996, Goepel Shields was formally engaged by Granges to, among other things, act as financial advisor to Granges and the board of directors of Granges (the "Granges Board") pertaining to the Amalgamation and prepare a fairness opinion (the "Fairness Opinion") as to whether the terms of the Amalgamation are fair, from a financial point of view, to Granges Shareholders.

Under the terms of our engagement, Goepel Shields will receive a fee for acting as financial advisor and for the preparation of the Fairness Opinion, a portion of which is contingent upon completion of the Amalgamation. Additionally, Granges has agreed to reimburse Goepel Shields for its reasonable out-of-pocket expenses and to indemnify Goepel Shields in certain circumstances. Goepel Shields has not been engaged to prepare a formal valuation of either Granges or Da Capo, nor have we been requested to determine the likely trading range of Amalco Shares after giving effect to the Amalgamation, and the Fairness Opinion should not be construed as such.

QUALIFICATIONS OF GOEPEL SHIELDS

Goepel Shields is an independent Canadian investment firm specializing in corporate finance services for, and the sale and trading of equity securities of, resource and industrial companies headquartered in western Canada. Goepel Shields also provides investment research and trading services to financial institutions. Goepel Shields and its principals have prepared numerous valuations and fairness opinions and have participated in a significant number and variety of transactions involving private and publicly traded companies.

Goepel Shields has not, in the 24 months preceding the commencement of this engagement, acted as lead or co-lead underwriter of securities of either Granges or Da Capo.

Goepel Shields acts as a trader and dealer, both as principal and agent, in major North American financial markets and, from time to time, has executed and may in the future execute transactions on behalf of Granges, Da Capo or Amalco or other clients for which it receives compensation. In addition, as an investment dealer, Goepel Shields conducts research on public companies and may, in the ordinary course of its business, be expected to provide research reports and investment advice to its clients on issues and investment matters including research and advice on Granges, Da Capo or Amalco.

The Fairness Opinion expressed herein is the opinion of Goepel Shields and the form and content hereof has been approved for release by a committee of its officers and directors, each of whom is experienced in merger, acquisition, divestiture and valuation matters. There are no understandings or agreements between Goepel Shields and either of Granges or Da Capo or any of their affiliates with respect to future business dealings.

SCOPE OF REVIEW

In the course of our review, Goepel Shields considered and relied upon, among other things, the following:

GRANGES INC.

i) audited consolidated financial statements for each of the fiscal years in the five year period ended December 31, 1995;

ii) unaudited consolidated financial statements for the three and six month periods ended March 31, 1996 and June 30, 1996, respectively;

iii) other public information pertaining to Granges including annual reports, quarterly reports, press releases and research reports;

iv) Form 10-K pertaining to the fiscal year ended December 31, 1995;

v) minutes of meetings of the Granges Board and related materials;

vi) Annual Information Form of Granges for the fiscal year ended December 31, 1995;

vii) joint management information circular of Granges and Hycroft Resources & Development Corporation for special shareholder meetings held on March 30, 1995 to vote on and approve an amalgamation of the two companies;

viii) Management Information and Proxy Circular of Granges dated April 9, 1996 pertaining to the Annual General Meeting held on May 22, 1996;

ix) short form prospectus dated July 2, 1996 pertaining to the issue of special warrants for gross proceeds of $25,219,480;

x) public information including annual reports, quarterly reports and press releases pertaining to Granges' investment in Zamora Gold Corp. ("Zamora");

xi) management prepared production forecasts, financial projections, and other financial analysis pertaining to the Hycroft gold mine (the "Hycroft Mine");

xii)             site visit to the Hycroft Mine in August, 1996;

xiii) management prepared pre-feasibility report dated April 1996 pertaining to the Guariche gold project (the "Guariche Project");

xiv) exploration and purchase option agreement relating to the Guariche Project;

xv) management prepared due diligence report pertaining to Da Capo's assets in Bolivia;

xvi)             discussions with Granges' auditors;

xvii)            discussions with Granges' legal counsel; and

xviii) a certificate of representation as to certain factual matters as at the date hereof provided by Granges and addressed to us.

DA CAPO RESOURCES LTD.

i) audited consolidated financial statements for each of the fiscal years in the four year period ended April 30, 1996;

ii) unaudited consolidated financial statements for the three, six and nine month periods ended July 31, 1995, October 31, 1995 and January 31, 1996, respectively;

iii) other public information pertaining to Da Capo including annual reports, press releases and research reports;

iv) minutes of meetings of the board of directors of Da Capo and related materials;

v) management prepared technical reports pertaining to certain exploration properties held by Da Capo in Bolivia;

vi) report titled, "Preliminary Evaluation of The Feasibility of Da Capo Resources Ltd.'s Amayapampa and Capa Circa Gold Projects, Bolivia" dated March 1, 1996 prepared by Pincock Allen & Holt, independent mining consultants (the "PAH Report");

vii) site visit to the Amayapampa and Capa Circa properties (the "Amayapampa- Capa Circa Project") in June, 1996;

viii) final prospectus dated August 2, 1996 pertaining to the qualification of 1,700,000 Da Capo shares upon the exercise of previously issued special warrants;

ix)              discussions with Da Capo's auditors;

x)               discussions with Da Capo's legal counsel; and

xi) a certificate of representation as to certain factual matters as at the date hereof provided by Da Capo and addressed to us.

OTHER INFORMATION

i) discussions with senior management of Granges and Da Capo with respect to the information referred to above and their assessment of historical, current and prospective operations, assets, investments and financial positions;

ii)              draft copy of the Information Circular;

iii)             the Definitive Agreement between Granges and Da Capo;

iv)              the Amalgamation Agreement between Granges and Da Capo;

v) shareholder support letters to vote in favour of the Amalgamation from Atlas Corporation and Ross J. Beaty and his associated companies;

vi) current and historical stock market trading information relating to Granges Shares, Da Capo Shares and the common shares of Zamora; and

vii) other industry, corporate, economic and market data, as well as such other investigations and financial analysis we considered necessary or appropriate in the circumstances.

ASSUMPTIONS AND LIMITATIONS

With the approval of the Granges Board and as provided under the terms of our engagement, Goepel Shields has relied upon and has assumed the completeness, accuracy and fair presentation of all the financial and other information, data, advice, opinions, and representations obtained by it from public sources, or provided to it by Granges or Da Capo or their affiliates. Goepel Shields has assumed that the business plans, financial estimates and projections provided to it by the management of Granges and Da Capo represent their best estimates of the most probable results for their respective companies for the periods presented therein. Subject to the exercise of professional judgement and except as expressly described herein, Goepel Shields has not attempted, and assumes no responsibility, to verify independently the accuracy or completeness of any of such information, data, advice, opinions, representations, business plans, forecasts and projections.

Granges and Da Capo have represented to Goepel Shields, in certificates dated as at the date hereof, amongst other things, to the effect that: the information, data and other material provided to Goepel Shields are complete, true and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact and that since the date the relevant information was provided, there has been no material changes in either Granges or Da Capo or any of their subsidiaries and no material change has occurred in the information or any part thereof which would reasonably be expected to have a material effect on the Fairness Opinion, and with respect to any portions of the information that constitute forecasts, projections or estimates, such forecasts, projections or estimates were prepared using the assumptions identified therein, which in the reasonable belief of Granges and Da Capo are reasonable in the circumstances, and are not misleading in any material respect in light of the assumptions used therefor.

In preparing the Fairness Opinion, Goepel Shields has made several other assumptions including that the disclosure provided in the Information Circular is true and correct in all material respects. The Fairness Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of the date hereof and the condition and prospects, financial and otherwise, of Granges and Da Capo as they were reflected in the information and documents reviewed by Goepel Shields and as they were represented to us in our discussions with management of Granges and Da Capo.

The methodology employed by Goepel Shields included a review of long-range financial projections provided by Granges and Da Capo which reflect numerous assumptions regarding the impact of general economic and industry conditions on the future financial results of Granges and Da Capo. While Goepel Shields believes the assumptions used are appropriate in the circumstances, some or all of the assumptions may prove to be incorrect.

The Fairness Opinion has been provided for the use of the Granges Board and may not be used or relied upon by any other person without the prior written consent of Goepel Shields. The Fairness Opinion is not intended to be and does not constitute a recommendation to any Granges Shareholder as to whether or not such shareholder should vote in favour of the Amalgamation.

Goepel Shields' analysis must be considered as a whole. Selecting portions of our analysis or of the factors considered, without considering all factors and analysis in connection with the preparation of the Fairness Opinion, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. In our analysis, we have made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Granges and Da Capo.

APPROACH TO THE FAIRNESS OPINION

METHODOLOGY

Goepel Shields reviewed and considered different methodologies and approaches to assess the fairness from a financial point of view of the Amalgamation to Granges Shareholders. Of particular importance in our view is a comparison of the Exchange Ratios with our assessment of the relative values of Granges and Da Capo using consistent assumptions and techniques for each company. For the purposes of our analysis, Goepel Shields did not prepare, nor were we requested to prepare, a formal valuation of either Granges or Da Capo.

In the preparation of the Fairness Opinion, Goepel Shields placed emphasis on stock market trading prices whereby the relative stock market trading prices of Granges and Da Capo are considered. Goepel Shields also placed emphasis on the net asset value approach whereby estimates of value for the assets and liabilities for each of Granges and Da Capo are determined in the aggregate and on a per share basis using assumptions which are consistent and appropriate for each company. The relative values determined using these approaches were then considered with reference to the Exchange Ratios.

Goepel Shields also considered other approaches commonly used to compare publicly traded gold companies in the development and/or production stage such as adjusted stock market capitalization per ounce of annual production, adjusted stock market capitalization per ounce of recoverable reserves and total cost of production.

Goepel Shields further considered certain qualitative aspects of the Amalgamation including a comparison of the attributes of Granges on a stand alone basis with those of Amalco subsequent to completion of the Amalgamation.

STOCK MARKET TRADING APPROACH

Tables 1 and 2 below summarize the relative stock market performance of Granges and Da Capo for the periods indicated.

                                   Table 1(1)
                         Stock Market Price Performance

                                                                            IMPUTED PRICE OF
                                                              DA CAPO           DA CAPO          PREMIUM TO
                                        GRANGES SHARE      SHARE PRICE(2)      SHARES(3)         MARKET(4)
 PERIOD                                PRICE(2) ($/SH)        ($/SH)             ($/SH)              (%)
- -------------------------------------------------------------------------------------------------------------
 July 31/96 to Sept. 11/96                  $2.17             $4.08               $4.34               6.4
 July 30/96(5)                               2.09              4.00                4.18               4.5
 Last 10 days to July 30/96(6)               2.02              3.92                4.04               3.1
 Last 30 days to July 30/96(6)               2.11              4.01                4.22               5.2
 Last 60 days to July 30/96(6)               2.43              4.26                4.86              14.1
- -------------------------------------------------------------------------------------------------------------

(1)      Data from Reuter: file Ltd.
(2) Weighted average trading prices for the periods shown based on daily closing prices and trading volumes on The Toronto Stock Exchange ("TSE") in the case of Granges and on the Vancouver Stock Exchange ("VSE") in the case of Da Capo.
(3) Imputed price of Da Capo Shares calculated by multiplying the Granges Share price by 2.0.
(4) Premium to market calculated as the amount by which the imputed price of Da Capo Shares exceeds the weighted average price of Da Capo Shares for a given period.
(5)      Last trading day prior to the Announcement Date.
(6)      Includes trading up to and including July 30, 1996.


Based on our review of the volume weighted average stock market trading prices of Granges Shares and Da Capo Shares, the relative stock market trading prices of Granges Shares and Da Capo Shares over various periods prior to the Announcement Date are supportive of and consistent with the proposed Exchange Ratios.

                                 Table 2 (1)
                         Stock Market Trading Summary

                                                                          1995             1996(2)
- ---------------------------------------------------------------------------------------------------
 GRANGES INC.
   Total Volume Traded(3)                                              16,207,017        17,655,595
   Average Daily Volume(3)                                                 64,642           120,565
   Approximate % of total shares outstanding traded(4)                      40.4%             38.3%
   Number of days where no trades                                              13                 2

 DA CAPO RESOURCES LTD.
   Total Volume Traded(5)                                               3,149,882         7,383,911
   Average Daily Volume(5)                                                 12,599            50,574
   Approximate % of total shares outstanding traded(4)                      28.1%             54.6%
   Number of days where no trades                                              39                 0
- ---------------------------------------------------------------------------------------------------

(1)      Data from Reuter: file Ltd.
(2)      Up to and including July 30, 1996.
(3)      Based on trading on the TSE and the American Stock Exchange.
(4) Total volume traded divided by, in the case of Granges, for 1995, the average number of shares outstanding for the year ended December 31, 1995, and for 1996, the average number of shares outstanding for the six month period ended June 30, 1996, and, in the case of Da Capo, for 1995, the average number of shares outstanding for the nine month period ended January 31, 1996, and for 1996, the average number of shares outstanding for the three month period ended April 30, 1996.
(5)      Based on trading on the VSE.

With respect to trading volume, Granges Shares had an average daily trading volume of approximately 64,642 shares in 1995 and approximately 120,565 shares in 1996 for the period ended prior to the Announcement Date. This compares to approximately 12,599 shares and 50,574 shares, respectively, for Da Capo Shares for the same periods. Subsequent to completion of the Amalgamation, shareholders of both companies should benefit from enhanced stock market liquidity.

NET ASSET VALUE APPROACH

For the purposes of the net asset value approach, Goepel Shields made the following assumptions:

i) the share capital and cash positions of each of Granges and Da Capo were adjusted to take into account "in-the-money" options and warrants;

ii) estimates of value for Granges' investment in Zamora were determined with reference to recent stock market trading performance and with reference to the assets owned by Zamora;

iii) other working capital items were stated at the balance sheet carrying values as at June 30, 1996 in the case of Granges and April 30, 1996 in the case of Da Capo;

iv) the Hycroft Mine was evaluated on an after-tax discounted cash flow basis employing long-range mine plans prepared by Granges;

v) Granges' Guariche Project was evaluated on an after-tax discounted cash flow basis employing reserve, operating cost and capital cost estimates as prepared by Granges;

vi) Da Capo's Amayapampa-Capa Circa Project was evaluated on an after-tax discounted cash flow basis with reference to reserve, operating cost and capital cost estimates as prepared by Granges and as provided in the PAH Report;

vii) the exploration portfolios of Granges and Da Capo were reviewed with the respective managements and estimates of value were determined with reference to several factors such as the stage of the exploration program, exploration results to date, ownership interest and historic and budgeted exploration expenditures; and

viii) United States dollar amounts were converted into Canadian dollar amounts at current exchange rates.

With respect to the discounted cash flow analysis, Goepel Shields employed a number of assumptions including the following:

i)               discount rates ranging from 0% to 7.5%;

ii)              constant 1996 dollars; and

iii)             gold prices ranging from US$385 to US$410 per ounce of gold.

Goepel Shields further considered the sensitivity of our discounted cash flow approach to changes in our assumptions relating to certain variables including gold price, discount rates and operating costs.

Based on the net asset value approach, Goepel Shields derived a range of relative values for Granges Shares and Da Capo Shares which were consistent with the Exchange Ratios.

COMPARABLE COMPANIES APPROACH

Goepel Shields reviewed statistics comparing Granges and Da Capo with other publicly traded gold mining companies on the basis of adjusted stock market capitalization per ounce of annual production and per ounce of recoverable reserves. After considering the relative reserve development and the timing and magnitude of future gold production for both companies, the results of our analysis indicate that each of Granges and Da Capo are trading at lower ranges relative to other comparable mining companies. However, given the difficulty in identifying truly comparable companies which are at the same stage of production and reserve development, and the wide variation in ratios that are obtained within the sample of companies, Goepel Shields placed less emphasis on the comparable companies approach.

Goepel Shields also considered the imputed value of Da Capo on a total cost per ounce basis after taking into account the market capitalization of Da Capo, the capital costs to develop the Amayapampa-Capa Circa Project and the cash operating costs to operate the mine. The total cost per ounce value derived from this analysis compares very favourably to other junior mining companies.

COMPARABLE TRANSACTIONS APPROACH

There have been a number of recent transactions involving gold companies and gold properties. While Goepel Shields reviewed and considered available information relating to certain of these transactions, particularly in relation to our review and analysis of the Amayapampa-Capa Circa Project where there is a preliminary level of feasibility work completed to date, we placed limited emphasis on this approach due to, among other things, the different mineral composition of each of the properties involved, the varying sizes and stages of development of the deposits involved, the preliminary nature of some of the capital cost and operating cost estimates provided for various projects, the different levels of ownership and the different forms of consideration paid.

OTHER CONSIDERATIONS

Goepel Shields considered other factors relevant to a Granges Shareholder before and after giving effect to the Amalgamation including the factors listed below.

i) With approximately 89 million shares issued and outstanding upon completion of the Amalgamation, Amalco will have a much larger market capitalization and float which should result in enhanced stock market trading liquidity.

ii) As a consequence of operating the Hycroft Mine, Granges has developed an experienced mining team with expertise in operating open-pit mines at low costs. This expertise is available to effectively develop and operate a mine at the Amayapampa-Capa Circa Project in Bolivia.

iii) Da Capo provides Amalco with an established infrastructure in Bolivia including experienced administrative and exploration teams that are capable of supporting the development of the Amayapampa- Capa Circa Project as well as other projects in Bolivia.

iv) Da Capo brings to Amalco a portfolio of prospective exploration properties in Bolivia providing Amalco with the potential to expand its operating base in Bolivia.

v) Upon completion of the Amalgamation, Amalco will have one operating mine producing approximately 100,000 ounces of gold per year, one project at the feasibility stage and a second advanced project under due diligence review. As a result, Granges expects Amalco to have annual gold production approaching 300,000 ounces by 1999 with overall cash production costs below US$200 per ounce.

vi) On a proforma basis, Amalco will be well financed with working capital of approximately US$27 million, including cash of approximately US$26 million, and no debt.

CONCLUSION

Based on and subject to the foregoing, Goepel Shields is of the view that the terms of the Amalgamation are fair, from a financial point of view, to Granges Shareholders as of the date hereof.

This opinion is given as of the date hereof and we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion that may come or be brought to our attention after the date hereof.


Yours truly,




(signed) GOEPEL SHIELDS & PARTNERS INC.

                                   SCHEDULE E

                        SALMAN PARTNERS FAIRNESS OPINION

September 16,1996


The Board of Directors
Da Capo Resources Ltd.
1500-625 Howe Street
Vancouver, B.C.
V6C 2T6

Dear Sirs:

We understand that the Board of Directors of Da Capo Resources Ltd. ("Da Capo") and the Board of Directors of Granges Inc. ("Granges") have approved the amalgamation of Da Capo and Granges (collectively, the "Companies") to form a new company ("Amalco") subject to shareholder, court and regulatory approval (the "Proposed Transaction").

We have been engaged by the Board of Directors of Da Capo to provide our opinion (the "Opinion") as to the fairness, from a financial point of view, to the shareholders of Da Capo, of the financial terms of the amalgamation contemplated in connection with the Proposed Transaction. We have not been engaged to prepare, and have not prepared, a valuation of either of the Companies and this opinion should not be construed as such.

THE AMALGAMATION

Under the terms of the Proposed Transaction, each holder of Da Capo shares will be entitled to two Amalco common shares for each Da Capo common share, and each holder of Granges common shares will be entitled to one Amalco common share for each Granges common share. The conditions and other details of the Proposed Transaction are more fully described in the Joint Information Circular (the "Circular") to be provided to the Da Capo and Granges shareholders in connection with the Proposed Transaction.

CREDENTIALS OF SALMAN PARTNERS INC.

Salman Partners Inc. is a federally incorporated full service Investment Dealer headquartered in Vancouver, British Columbia. Salman Partners Inc. is registered as a full service dealer in the provinces of British Columbia and Ontario. The firm is not affiliated with any financial institution. Salman Partners Inc. is a member of The Toronto Stock Exchange, the Vancouver Stock Exchange, the Investment Dealers Association of Canada, the Canadian Investor Protection Fund and the Canadian Depository of Securities. The firm employs 14 people and has one office in Vancouver, British Columbia. Salman Partners Inc. provides its clients with a wide range of services including corporate finance, mergers, acquisitions and financial advisory services, institutional equity sales and trading, and equity research.

The opinions expressed herein are the opinions of Salman Partners Inc. The form and content hereof have been approved by a senior director and professionals from Salman Partners Inc., each of whom is experienced in mergers, acquisitions, divestitures and valuation matters.

INDEPENDENCE OF SALMAN PARTNERS INC.

Salman Partners Inc. is not an insider, associate or affiliate (as such terms are defined in the Securities Act (British Columbia)) of either of the Companies or their affiliates or associates (collectively the "Interested Parties").

Salman Partners Inc. has not, in the 24 months preceding the commencement of this engagement, acted as lead or co-lead underwriter of securities of any Interested Party or any of its principal security holders or its affiliates, associates or related persons.

Salman Partners Inc. acts as a trader and dealer, both as principal and agent, in the Canadian financial markets and, in such capacity, may in the future have positions in securities of the Interested Parties and, from time to time, may in the future execute transactions on behalf of the Interested Parties or other clients for which it receives compensation. In addition, as an Investment Dealer, Salman Partners Inc. conducts research and provides investment advice to its clients on investment matters.

Salman Partners Inc. does not have any agreements, commitments or understandings in respect of any future business involving any of the Interested Parties. However, Salman Partners Inc. may, from time to time in the future, seek or be provided with assignments from one or more of the Interested Parties.

SCOPE OF REVIEW

In rendering our Opinion, we have reviewed and, where considered appropriate, relied upon, among things, the following:

         (i) the Merger Agreement dated August 16, 1996 between Da Capo and Granges;

         (ii) a support letter executed by Ross Beaty and Atlas Corporation, the principal shareholders of Da Capo and Granges, respectively, dated August 16, 1996;

         (iii)            the draft Circular dated September 12, 1996;

         (iv)             the draft Amalgamation Agreement set out in the draft
                          Circular;

         (v) Annual reports to shareholders and audited financial statements of Da Capo for the two fiscal periods ending April 30, 1995;

         (vi) Annual reports to shareholders and audited financial statements of Granges for the three fiscal periods ending December 31, 1995;

         (vii) the Form 10-K of Granges for the fiscal period ending December 31, 1995;

         (viii) draft unaudited financial statements of Da Capo for the period ending July 31, 1996;

         (xix) unaudited financial statements of Granges for the period ending June 30, 1996;

         (x) federal and provincial income tax returns of Da Capo for the fiscal periods ending April 30, 1993, 1994, and 1995;

         (xi) federal and provincial income tax returns of Granges for the years ending 1993, 1994 and 1995;

         (xii) a Preliminary Evaluation of the Feasibility of Da Capo Resources Ltd.'s Amayapampa and Capa Circa Gold Projects, Bolivia prepared for Da Capo by Pincock, Allen & Holt and dated March 1, 1996;

         (xiii) minutes of 1994, 1995 and 1996 Da Capo and Granges directors' and shareholders' meetings;

         (xiv) Management Information circulars for Da Capo and Granges dated September 8, 1995 and April 9, 1996, respectively;

         (xv) certain internal financial information, projections and forecasts prepared by Da Capo and Granges and their respective management;

         (xvi)            the Prospectus of Da Capo dated August 2, 1996;

         (xvii)           the Prospectus of Granges dated July 2, 1996;

         (xviii) the Joint Management Information Circular of Granges and Hycroft Resources & Development Corporation dated February 24, 1995;

         (xix)            discussions with the senior management of both Da
                          Capo and Granges;

         (xx)             discussions with the auditors of Da Capo and Granges;

         (xxi) public information relating to the business, operations, financial performance and current and historical market trading information relating to Da Capo and Granges;

         (xxii) information with respect to other transactions of a comparable nature considered by us to be relevant in the circumstances;

         (xxiii) letters of representation from Da Capo and Granges, dated the date hereof and addressed to Salman Partners Inc., as to the completeness and accuracy of the information upon which the Opinion is based; and

         (xxiv) such other financial market, corporate and industry information, investigations and analyses as Salman Partners Inc. considered necessary or appropriate in the circumstances.

We have conducted such analyses, investigations and testing of assumptions as were considered to be appropriate in the circumstances for the purposes of arriving at an opinion as to whether the consideration offered under the Proposed Transaction is fair from a financial point of view.

ASSUMPTIONS AND LIMITATIONS

Having reviewed all aspects of the Proposed Transaction, Da Capo has determined, and we are relying upon such determination, that the Proposed Transaction is not subject to the valuation and shareholder approval requirements of Ontario Securities Commission Policy 9.1 and Quebec Securities Commission Policy Q-27.

We have relied upon and have assumed, without independent verification, the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions or representations obtained by us from public sources, senior management of the Companies, their consultants and advisors (the "Information"). The Opinion is conditional upon the completeness and accuracy of all of the Information.

Management of the Companies have represented to Salman Partners Inc., in certificates delivered as of the date hereof, among other things that the Information provided to us by or on behalf of the Companies are complete and correct at the date the Information was provided to us and that there has been no material change or material fact (as such terms are defined in the Securities Act (British Columbia)) relating to the Information that has not been generally disclosed and that no change has occurred in the facts set out or referred to in any such Information subsequent to the date thereof which would reasonably be expected to have a material effect on the Opinion.

The Opinion has been rendered on the basis of securities markets, economic, financial and general business conditions prevailing at the date hereof and the condition and prospects, financial or otherwise, of the Companies as they were reflected in discussions with management of the Companies or as they were reflected in the Information reviewed by us. In our analyses, and in connection with the preparation of the Opinion, we made numerous assumptions with respect to commodity prices, general business and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

The Opinion has been provided for the use of the shareholders of Da Capo and may not be used or relied upon by any other person without the express prior written consent of Salman Partners Inc. The Opinion is given as of the date hereof and Salman Partners Inc. disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its Opinion which may come or be brought to its attention after the date hereof. In the event that there is any change in any fact or matter affecting the Opinion after the date hereof, Salman Partners Inc. reserves the right to change, modify or withdraw its Opinion.

We believe that our analyses must be considered as a whole and that selecting portions of our analyses or the factors considered by us, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and it is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.


FAIRNESS CONCLUSION

Based upon, and subject to , the foregoing and such other matters as we have considered relevant, we are of the opinion that, as of the date hereof, the consideration offered to the Da Capo shareholders under the Proposed Transaction is fair, from a financial point of view.



Yours very truly,




(signed) SALMAN PARTNERS INC.

                                   SCHEDULE F

        PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF VISTA GOLD CORP.


COMPILATION REPORT


TO THE DIRECTORS OF GRANGES INC. AND DA CAPO RESOURCES LTD.

We have reviewed, as to compilation only, the accompanying pro forma consolidated balance sheet as at June 30, 1996 and the pro forma consolidated statement of earnings for the year ended December 31, 1995 of Vista Gold Corp. which has been prepared for inclusion in the Joint Management Informational Circular for Extraordinary General Meeting of Shareholders to be held on Tuesday, October 22, 1996. In our opinion, the pro forma consolidated balance sheet and the pro forma consolidated statement of earnings have been properly compiled to give effect to the proposed amalgamation and assumptions described in the notes thereto.


Vancouver, B.C.                                       (signed) Coopers & Lybrand
August 13, 1996                                            Chartered Accountants

VISTA GOLD CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

                                              GRANGES INC.             DA CAPO
                                                 AS AT              RESOURCES LTD.
                                             JUNE 30, 1996       AS AT APRIL 30, 1996        ADJUSTMENTS         PRO FORMA
                                             -------------       --------------------        -----------         ---------


ASSETS
CURRENT ASSETS
Cash and cash equivalents                   $        3,650         $     1,652                 $     448 (1)    $     5,023
                                                                                                    (727)(2)
Cash held as security                                    -               2,001                                        2,001
Funds held in escrow                                18,496                   -                                       18,496
Marketable securities                                    4                   -                                            4
Accounts receivable and other                        3,794                  38                                        3,815
Inventories                                         16,680                   -                                       16,680
Prepaids and deposits                                    -                  17                                           17
                                            -------------------------------------------------------------------------------
                                                    42,624               3,691                      (279)            46,036

INVESTMENT IN ZAMORA GOLD CORP.                      3,563                   -                                        3,563

PROPERTY, PLANT AND EQUIPMENT                       39,831              15,406                   (15,406)3(a)        85,939
                                                                                                  46,108 3(c)
                                            -------------------------------------------------------------------------------
                                            $       86,018         $    19,097                 $  30,423        $   135,538
                                            ===============================================================================
LIABILITIES

CURRENT LIABILITIES
Bank loan                                   $            -         $     1,351                 $                $     1,351
Accounts payable and accrued                        14,111                 181                                       14,292
liabilities
                                            -------------------------------------------------------------------------------
Due to related parties                                                      17                                           17
                                                    14,111               1,549                       Nil             15,660

ACCRUED LIABILITIES                                      -                 300                                          300

                                            -------------------------------------------------------------------------------
Provisions for future reclamation and                3,699                   -                                        3,699
     closure costs
                                            -------------------------------------------------------------------------------
                                                    17,810               1,849                       Nil             19,659
                                            -------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

SHARE CAPITAL                                       54,398              15,202                       448 (1)        102,069
                                                                                                 (15,650)(2)
                                                                                                  47,671 (2)

SPECIAL WARRANTS                                    18,505               5,303                    (5,303)(2)         18,505

DEFICIT                                             (3,488)             (3,257)                  (15,406)(3)         (3,488)
                                                                                                  18,663 (2)
CURRENCY TRANSLATION ADJUSTMENT                     (1,207)                  -                                       (1,207)
                                            -------------------------------------------------------------------------------
                                                    68,208              17,248                    30,423            115,879
                                            -------------------------------------------------------------------------------
                                            $       86,018         $    19,097                 $  30,423        $   135,538
                                            ===============================================================================

VISTA GOLD CORP.
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

                                                                   DA CAPO
                                          GRANGES INC. FOR      RESOURCES LTD.
                                          THE YEAR AS ENDED   FOR THE YEAR ENDED
                                          DECEMBER 31, 1995    JANUARY 31, 1996    ADJUSTMENTS         PRO FORMA
                                          -----------------    ----------------    -----------         ---------
 REVENUE                                   $   41,294          $      Nil          $                   $ 41,294
                                           --------------------------------------------------------------------


 EXPENSES
 Operating costs                               33,711                  60                                33,771
 Depreciation, depletion and                    4,054                                                     4,054
   provision for future reclamation
   and closure costs

 Amortization of deferred stripping               223                                                       223
                                           --------------------------------------------------------------------

                                               37,988                  60                                38,048
                                           --------------------------------------------------------------------


 RESULTS OF MINING OPERATIONS                   3,306                 (60)                                3,246
                                           --------------------------------------------------------------------

 Mineral exploration and property              (4,139)                                 (3,086)(3)(d)     (7,225)
   evaluation

 General and administrative                    (2,465)               (194)                               (2,659)

 Interest income, net                           1,390                 172                                 1,562
 Gain on sale of mineral properties             6,075                                                     6,075
   and marketable securities
 Equity in loss of Zamora Gold Corp.             (516)                                                     (516)

 Foreign exchange loss                                                (68)                                  (68)
 Other expense                                 (1,298)                                                   (1,298)
                                          ---------------------------------------------------------------------
                                                 (953)                (90)             (3,086)           (4,129)
                                          ---------------------------------------------------------------------

 EARNINGS (LOSS) BEFORE TAXES                   2,353                (150)             (3,086)             (883)

 INCOME TAXES                                     193                                                       193
                                          ---------------------------------------------------------------------

 NET EARNINGS (LOSS)                      $     2,160          $     (150)             (3,086)         $ (1,076)
                                          =====================================================================

 EARNINGS (LOSS) PER SHARE                $      0.05          $    (0.01)                             $  (0.02)
                                          =====================================================================

VISTA GOLD CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

1.    BASIS OF PRESENTATION

      The unaudited pro forma consolidated balance sheet and consolidated statement of earnings of Vista Gold have been compiled from and include:

      (a) the unaudited consolidated balance sheet of Granges Inc. (Granges) as at June 30, 1996 and the audited consolidated statement of earnings of Granges for the year ended December 31, 1995.

      (b)  the audited consolidated balance sheet of Da Capo Resources Ltd. (Da
           Capo) as at April 30, 1996 and the unaudited consolidated statement of operations of Da Capo for the year ended January 31, 1996.

      The audited consolidated financial statements for Granges for each of the years in the three year period ended December 31, 1995 and the unaudited consolidated financial statements for Granges for the six months ended June 30, 1996 and 1995 have been included elsewhere in this informational circular. The audited consolidated financial statements for Da Capo for each of the years in the three year period ended April 30, 1996 are included elsewhere in this informational circular.

      These pro forma consolidated financial statements give effect to the proposed amalgamation between Granges and Da Capo as described in note 2 below.

      In the opinion of management, these pro forma consolidated financial statements include all the adjustments necessary for fair presentation in accordance with generally accepted accounting principles in Canada applied on a basis consistent with Granges' accounting policies.

      The pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would actually have resulted had the amalgamation been effected on the dates indicated above. Further, the pro forma consolidated balance sheet and statement of earnings are not necessarily indicative of the results of operations or financial position that may be obtained in the future.


2.    AMALGAMATION

      On July 31, 1996, the boards of directors of Granges and Da Capo unanimously approved the amalgamation of the two companies to form a new gold mining company (Vista Gold), subject to shareholder, court and regulatory approval, the entering into of a definitive amalgamation agreement, and satisfactory completion of due diligence by Granges and Da Capo. Under the terms of the agreement, each holder of Granges shares will be entitled to one Vista Gold share for each Granges share, 55,881,461 shares in total, and each holder of Da Capo shares will be entitled to two Vista Gold shares for each Da Capo share, 32,768,944 shares in total.

VISTA GOLD CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

      The amalgamation will be accounted for using the purchase method with Granges as the acquiring entity. Under this method, the excess of the purchase price paid over the net book value of the acquired company is allocated to other assets up to their fair market value. The purchase price of $47,671,000 is based on the fair value of Granges shares at July 31, 1996. In calculating the purchase price, 1,700,000 Da Capo special warrants exchangeable on August 6, 1996 for Da Capo common shares on the basis of one special warrant for one common share are assumed to have been fully converted to common shares. This purchase price exceeds Da Capo's net book value of $17,696,000 by $29,975,000 and this excess has been allocated to mineral properties, together with the estimated costs of the amalgamation of $727,000.

3.    PRO FORMA ADJUSTMENTS

      The adjustments are those necessary for recording the amalgamation and presenting it in a manner consistent with Granges' accounting policies.

      (a) To write off deferred exploration costs capitalized by Da Capo in order to conform to Granges' accounting policy.

      (b) To record the effect of 169,000 shares issued by Da Capo subsequent to April 30, 1996 and before July 31, 1996 for consideration of $448,000.

      (c) To record the acquisition of Da Capo using the purchase method of accounting including costs of the transaction estimated to be $727,000.

      (d) To write off current period exploration costs deferred by Da Capo in order to conform to Granges' accounting policy.

      Pro forma earnings per share have been calculated based on the aggregate weighted average number of shares of each of the companies adjusted for the share exchange ratios described in note 2.

                                                        SCHEDULE G


GRANGES INC.
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995

(Expressed in U.S. dollars)

REVIEW ENGAGEMENT REPORT

TO THE DIRECTORS OF GRANGES INC.

We have reviewed the consolidated balance sheet of Granges Inc. as at June 30, 1996 and the consolidated statements of earnings (loss), retained earnings (deficit) and changes in cash resources for the six months ended June 30, 1996 and 1995. Our reviews were made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently, we do not express an audit opinion on these financial statements.

Based on our reviews, nothing has come to our attention that causes us to believe that these consolidated financial statements are not, in all material respects, in accordance with generally accepted accounting principles.



Vancouver, B.C.                                       (signed) Coopers & Lybrand
August 13, 1996                                            Chartered Accountants


AUDITORS' REPORT

TO THE DIRECTORS OF GRANGES INC.

We have audited the consolidated balance sheets of Granges Inc. as at December 31, 1995 and 1994 and the consolidated statements of earnings (loss), retained earnings (deficit) and changes in cash resources for each of the three years ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and 1994 and the results of its operations and the changes in its cash resources for each of the three years ended December 31, 1995 in accordance with generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a consistent basis.


Vancouver, B.C.
March 1, 1996
(except note 23(a)
and (b), which are                                    (signed) Coopers & Lybrand
as of March 4, 1996)                                       Chartered Accountants

GRANGES INC.
CONSOLIDATED BALANCE SHEETS
AS AT JUNE 30, 1996 (UNAUDITED) AND DECEMBER 31, 1995 AND 1994
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

                                                       JUNE 30,                  DECEMBER 31,
                                                         1996        ----------------------------------
                                                     (UNAUDITED)             1995                 1994
- -------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
 Cash and cash equivalents                      $       3,650        $      15,210         $     33,045
 Funds held in escrow                                  18,496
 Marketable securities                                      5                  179                  240
 Accounts receivable                                    3,794                1,432                2,030
 Inventories (note 10)                                 16,680               11,090               10,275
                                                -------------------------------------------------------
                                                       42,625               27,911               45,590
 INVESTMENT IN ZAMORA GOLD CORP.
 (note 11)                                              3,562                4,254
 PROPERTY, PLANT AND EQUIPMENT
 (notes 7 and 12)                                      39,831               32,051               26,854
                                                -------------------------------------------------------

                                                $      86,018        $      64,216        $      72,444
                                                =======================================================
 LIABILITIES
 CURRENT LIABILITIES
 Accounts payable and accrued liabilities
 (note 14)                                      $      14,111        $       6,239        $      14,862
 Equipment notes payable (note 15)                                                                  268
                                                -------------------------------------------------------

                                                       14,111                6,239               15,130
 PROVISIONS FOR FUTURE RECLAMATION AND CLOSURE
 COSTS                                                  3,699                3,409                3,061
                                                -------------------------------------------------------
                                                       17,810                9,648               18,191
                                                -------------------------------------------------------
 SHAREHOLDERS' EQUITY
 COMMON SHARES, without par value (note 16)
 (Issued 1996 - 46,181,661 shares; 1995 -
 46,042,911 shares; 1994 - 34,177,000 shares)          54,398               54,190              107,111
 SPECIAL WARRANTS (note 16)                            18,505
 CONTRIBUTED SURPLUS (note 16)                                                                    2,786
 RETAINED EARNINGS (DEFICIT)                           (3,488)               1,409              (55,463)
 CURRENCY TRANSLATION ADJUSTMENT (note 17)             (1,207)              (1,031)                (181)
                                                -------------------------------------------------------
                                                       68,208               54,568               54,253
                                                -------------------------------------------------------
                                                $      86,018         $     64,216        $      72,444
                                                =======================================================
APPROVED BY THE DIRECTORS

                                         CONTINGENCIES AND COMMITMENTS (note 22)


(signed) ALAN THOMPSON, Director



(signed) PETER WALTON, Director

                 The accompanying notes are an integral part of these consolidated financial statements.

GRANGES INC.
CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

                                                    JUNE 30,                          DECEMBER 31,
                                               ------------------         ---------------------------------
                                                 1996        1995             1995         1994        1993
                                                   (Unaudited)
                                              -------------------------------------------------------------
 RETAINED EARNINGS (DEFICIT) - BEGINNING
 OF PERIOD                                     $1,409    $(55,275)        $(55,275)    $(60,392)   $(62,414)

 PRIOR PERIOD ADJUSTMENT (note 5)                            (188)            (188)        (188)       (188)
                                               ------------------------------------------------------------
                                                1,409     (55,463)         (55,463)     (60,580)    (62,602)

 AMALGAMATION COSTS (note 4)                                                (1,223)

 CAPITAL REDUCTION (note 16)                                                55,936
                                               ------------------------------------------------------------
                                                1,409     (55,463)            (750)     (60,580)    (62,602)

 NET EARNINGS (LOSS)                           (4,897)      1,210            2,159        5,117       2,022
                                               ------------------------------------------------------------
 RETAINED EARNINGS (DEFICIT) -
 END PERIOD                                   $(3,488)   $(54,253)          $1,409     $(55,463)   $(60,580)
                                              =============================================================



                  The accompanying notes are an integral part of these consolidated financial statements.

GRANGES INC.
CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

                                          JUNE 30,                              DECEMBER 31,
                                   ----------------------        ---------------------------------------
                                     1996            1995            1995           1994            1993
                                       (Unaudited)
                                -------------------------------------------------------------------------
REVENUE                            $16,408        $21,728         $41,294         $39,871         $40,505
                                 ------------------------------------------------------------------------
EXPENSES
Operating costs                     13,805         17,265          33,712          32,303          35,424
Depreciation, depletion and
  provision for future
  reclamation and closure
  costs                              2,273          1,837           4,054           2,592           4,325
Amortization of deferred
  stripping                          2,121             29             223           3,110
                                -------------------------------------------------------------------------
                                    18,199         19,131          37,989          38,005          39,749
                                -------------------------------------------------------------------------
                                    (1,791)         2,597           3,305           1,866             756
                                -------------------------------------------------------------------------
RESULTS OF MINING OPERATIONS

Mineral exploration                  1,886          1,615           4,139           3,972           3,573
Corporate administrative             1,119          1,033           2,465           2,670           3,707
Interest income, net (note
6)                                    (380)          (940)         (1,390)         (1,562)           (976)
Other expense (income)                 196            303           1,298             579            (516)
Gain on sale of mineral
properties
  and marketable securities
  (note 7)                            (298)          (810)         (6,075)         (9,208)         (1,659)

Dilution gain on issue of
  subsidiary shares (note 8)                                                                       (5,419)
Equity in loss of Zamora
Gold
  Corp.                                691                            516
                                -------------------------------------------------------------------------
                                     3,214          1,201             953          (3,549)         (1,290)
                                -------------------------------------------------------------------------
EARNINGS (LOSS) BEFORE
INCOME TAXES                        (5,005)         1,396           2,352           5,415           2,046

                                -------------------------------------------------------------------------
CURRENT INCOME TAXES (note 9)         (108)           186             193             298              24
                                -------------------------------------------------------------------------

NET EARNINGS (LOSS)                $(4,897)        $1,210          $2,159          $5,117          $2,022
                                =========================================================================

EARNINGS (LOSS) PER SHARE          $ (0.11)         $0.03           $0.05           $0.15           $0.06
                                =========================================================================


WEIGHTED AVERAGE
SHARES OUTSTANDING              46,145,088     38,085,045      30,819,466      25,025,320      24,975,009
                                =========================================================================



                 The accompanying notes are an integral part of these consolidated financial statements.

GRANGES INC.
CONSOLIDATED STATEMENTS OF CHANGES IN CASH RESOURCES
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Expressed in thousands of U.S. dollars)
- --------------------------------------------------------------------------------

                                        JUNE 30,                                 DECEMBER 31,
                                ----------------------           ----------------------------------------
                                  1996            1995               1995           1994            1993
                                       (UNAUDITED)
                                -------------------------------------------------------------------------
OPERATING ACTIVITIES
Net earnings (loss)             $(4,897)        $1,210             $2,159          $5,117          $2,022
Items not involving cash -
    Depreciation, depletion
         and amortization         4,104          1,629              3,778           5,087           3,450
    Provision for future
         reclamation and
         closure costs              290            260                539             655             934
    Deferred revenue
         recognized                                                                  (419)           (584)
    Gain on sale of
         investments               (298)          (810)
    Gain on sale of
         equipment                                                                    (64)           (234)

    Gain on sale of mineral
         properties and
         marketable
         securities (note 7)                                       (6,075)         (9,208)         (1,554)
    Equity in loss of
         Zamora Gold Corp.          691                               516
    Dilution gain on issue
         of subsidiary
         shares (note 8)                                                                           (5,419)
    Foreign exchange loss                                                                             (26)
                                -------------------------------------------------------------------------
                                   (110)         2,289                917           1,168          (1,411)

Deferred revenue                                                                                      832
Currency translation
    adjustment                     (351)          (108)              (441)             (2)            124
Changes in working capital,
    excluding cash and cash
    equivalents (note 18)            95         (8,914)            (8,779)          8,203           1,466
                                -------------------------------------------------------------------------
                                   (366)        (6,733)            (8,303)          9,369           1,011
                                -------------------------------------------------------------------------
INVESTING ACTIVITIES
Property, plant and
    equipment                   (11,372)        (1,036)            (9,676)        (15,478)         (8,171)
Proceeds from sale of
    mineral properties and
    marketable securities
    (note 7)                                                       11,074          23,657           1,754
Investments (notes 7 and 11)                                       (9,691)
Investment in subsidiary
    (note 8)                                                                                       (2,019)
Proceeds from sale of
    equipment                                                                         102             480

Deferred stripping                 (512)        (2,687)
Proceeds from sale of
    investments                     473            872
Option payments received                            29
                                -------------------------------------------------------------------------
                                (11,411)        (2,822)            (8,293)          8,281          (7,956)
                                -------------------------------------------------------------------------

GRANGES INC.
CONSOLIDATED STATEMENTS OF CHANGES IN CASH RESOURCES
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Expressed in thousands of U.S. dollars)
(Continued)
- --------------------------------------------------------------------------------

                                                 JUNE 30,                           DECEMBER 31,
                                         --------------------           ---------------------------------
                                            1996         1995              1995         1994         1993
                                               (Unaudited)
                                         ----------------------------------------------------------------


FINANCING ACTIVITIES
Equipment note proceeds (payments),
  net                                                                      (275)       (378)        (228)
Issue of shares for options                  208           96               229          21          212
Amalgamation costs                                                       (1,223)
Option payments received                                                     30
Bank loan repayments                                                                 (3,805)      (7,165)
Issue of shares for settlement
  of litigation (note 16)                                                                            202
Issue of subsidiary shares (note 8)                                                                7,438

Long-term debt repayments                                (134)
Deferred amalgamation costs                            (1,209)
Issue of special warrants                 18,505
                                         ---------------------------------------------------------------
                                          18,713       (1,247)           (1,239)     (4,162)         459
                                         ---------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS                           6,936      (10,802)          (17,835)     13,488       (6,486)

CASH AND CASH EQUIVALENTS -
BEGINNING OF PERIOD                       15,210       33,045            33,045      19,557       26,043
                                         ---------------------------------------------------------------

CASH AND CASH EQUIVALENTS -              $22,146      $22,243           $15,210     $33,045      $19,557
END OF PERIOD
                                         ===============================================================



                 The accompanying notes are an integral part of these consolidated financial statements.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


1.    NATURE OF OPERATIONS

      Granges Inc. is engaged in gold mining and related activities in the United States, Canada and Latin America, including exploration, extraction, processing, refining and reclamation. Gold bullion is the Company's principal product, which is a commodity produced primarily in South Africa, the United States, Canada, Australia and Latin America.

      The Company's results are impacted by the price of gold. Gold prices fluctuate and are affected by numerous factors, including, but not limited to, expectations with respect to the rate of inflation, exchange rates (specifically, the U.S. dollar relative to other currencies), interest rates, global and regional political and economic crises, and governmental policies with respect to gold holdings by central banks.
      The demand for and supply of gold affect gold prices, but not necessarily in the same manner as demand and supply affect the prices of other commodities. The supply of gold consists of a combination of new mine production and existing stocks of bullion and fabricated gold held by governments, public and private financial institutions, industrial organizations and private individuals. The demand for gold consists of jewellery and investment demand, as well as producer hedging activities. Gold can be readily sold on numerous markets throughout the world and its market value can be readily ascertained at any particular time. As a result, the Company is not dependent upon any one customer for the sale of its product.


2.    CHANGE IN REPORTING CURRENCY

      The consolidated financial statements of Granges Inc. and its subsidiaries have historically been expressed in Canadian (Cdn.) dollars. As a result of the sale of exploration and operating properties in Canada, sales revenues and a significant portion of expenses being denominated in United States (U.S.) dollars, the increasing international focus of the Company's operating activities, and the Company's recent relocation to Denver, the U.S. dollar has become the principal currency of Granges' business. Accordingly, the U.S. dollar has been adopted as the reporting currency for the consolidated financial statements of the Company effective January 1, 1996. The comparative information has been translated into U.S. dollars for the six months ended June 30, 1995, and at the December 31, 1995, 1994 and 1993 year ends at a rate of one U.S. dollar to Cdn. $1.3652.


3.    SIGNIFICANT ACCOUNTING POLICIES

      GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

      The consolidated financial statements of Granges Inc. and its subsidiaries have been prepared in accordance with accounting principles generally accepted in Canada. These principles differ in certain material respects from those accounting principles generally accepted in the United States. The differences are described in note 24.

      PRINCIPLES OF CONSOLIDATION

      The consolidated financial statements include the accounts of Granges Inc., its subsidiaries and its proportionate share of the assets, liabilities, revenues and expenses of its unincorporated joint ventures. The Company's subsidiaries and its percentage ownership in these entities as at December 31, 1995 and at June 30, 1996 are: (see notes 4 and 7(a))

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


3.    SIGNIFICANT ACCOUNTING POLICIES (continued)

                                                                       OWNERSHIP
                                                                       ---------
      Hycroft Resources & Development, Inc. and its wholly
           owned subsidiary Hycroft Lewis Mine, Inc.                     100%
      Granges (U.S.) Inc. and its wholly owned subsidiary
           Granges (Arizona) Inc.                                        100%
      Granges (Canada) Inc. (previously called 493744 Ontario
           Limited)                                                      100%

      Effective March 31, 1994, the Company sold its 29% interest in the Trout Lake joint venture. These financial statements include the Company's share of the results of the joint venture to the date of disposal.

      USE OF ESTIMATES

      The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those reported.

      FOREIGN CURRENCY TRANSLATION

      Self-sustaining foreign operations are translated using the current rate method. Under this method, assets and liabilities are translated at the rate of exchange on the balance sheet date, and revenue and expenses at the average rate of exchange during the period. Exchange gains and losses are deferred and shown as a currency translation adjustment in shareholders' equity until transferred to earnings when the net investment in the foreign operation is reduced.

      Integrated foreign operations are translated using the temporal method. Under this method, monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date and non-monetary assets and liabilities are translated at historical exchange rates, unless such items are carried at market, in which case they are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the rate of exchange in effect on the dates that they occur, and depreciation and amortization of assets translated at historical rates are translated at the same exchange rates as the assets to which they relate. Exchange gains and losses are included in the determination of net income for the current period, except for any exchange gains or losses related to foreign currency denominated monetary items that have a fixed or ascertainable life extending beyond the end of the current fiscal period. Such gains or losses are deferred and amortized over the life of the item.

      Foreign currency denominated monetary items of the Company, excluding its foreign operations, are translated at the year-end exchange rate. Exchange gains and losses on these items are recognized in earnings in the year they arise.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


3.    SIGNIFICANT ACCOUNTING POLICIES (continued)

      REVENUE RECOGNITION

      Sales are recorded as soon as the product is considered available for sale. Gains and losses on forward sales and option contracts are deferred until the related production is sold.

      MINERAL EXPLORATION

      Acquisition and exploration expenditures on mineral properties are expensed when incurred until such time as the property indicates the potential of being developed into a mine, and thereafter the expenditures are capitalized. Previously capitalized expenditures are expensed if the project is determined to be uneconomic.

      CASH EQUIVALENTS

      Cash equivalents consist of highly liquid debt instruments such as certificates of deposit, commercial paper, and money market accounts purchased with an original maturity date of three months or less. The Company's policy is to invest cash in conservative, highly rated instruments and limit the amount of credit exposure to any one institution. Cash equivalents are stated at cost plus accrued interest which approximates market value.

      MARKETABLE SECURITIES

      Marketable securities are carried at the lower of cost or market value.

      INVENTORIES

      Product inventory is valued at the lower of average cost and net realizable value. The direct cash costs associated with ore on the leach pads are inventoried and charged to operations as the contained gold is recovered. Based upon actual metal recoveries, ore grades, and operating plans, management continuously evaluates and refines estimates in determining the carrying values of costs associated with ore under leach. It is possible that in the near term, estimates of recoverable ore, grade, and gold price could change causing the Company to revise the value of its heap leach inventory.

      Supplies are valued at the lower of average cost and net realizable value.

      PROPERTY, PLANT AND EQUIPMENT

      (a)  Developed Mineral Properties

           Property acquisition and development costs are carried at cost less accumulated amortization and write-downs. Amortization is provided on the unit-of-production method based on proven and probable reserves. Management reviews quarterly the carrying value of the Company's interest in each property, and where necessary, these properties are written down to their estimated recoverable amount determined on a non-discounted basis. Management's estimate of gold price, recoverable proven and probable reserves, operating capital, and reclamation costs are subject to risks and uncertainties affecting the recoverability of the Company's investment in property, plant and equipment. Although management has made

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

3.    SIGNIFICANT ACCOUNTING POLICIES (continued)

      (a)  Developed Mineral Properties (continued)

           its best estimate of these factors based on current conditions, it is possible that changes could occur in the near term which could adversely affect management's estimate of net cash flows expected to be generated from its operating properties and the need for possible asset impairment write-downs.

      (b)  Plant and Equipment

           Plant and equipment are recorded at cost and depreciated using the unit-of-production method or the straight-line method over their estimated useful lives.

      (c)  Deferred Stripping

           During production, mining costs associated with waste rock removal are deferred and charged to operations on the basis of the average strip ratio for the life of the mine. The average strip ratio is calculated as a ratio of the tons of waste expected to be mined to the tons of ore estimated to be mined. Although management has made its best estimate of these factors based on current conditions, it is possible that changes could occur in the near term which could adversely affect management's estimate of ore and waste in proven and probable reserves and the need for a change in the amortization rate of deferred stripping cost.

      PROVISION FOR FUTURE RECLAMATION AND CLOSURE COSTS

      All of the Company's operations are subject to reclamation, site restoration, and closure requirements. Costs related to ongoing site restoration programs are expensed when incurred. A provision for mine closure and site restoration costs is charged to earnings over the lives of the mines on a unit-of-production basis. The Company calculates its estimates of the ultimate reclamation liability based on current laws and regulations and the expected future costs to be incurred in reclaiming, restoring and closing its operating mine sites. It is possible that the Company's estimate of its ultimate reclamation liability could change in the near term due to possible changes in laws and regulations and changes in cost estimates.

      ESTIMATES OF PROVEN AND PROBABLE RESERVES

      Management's calculation of proven and probable reserves is based upon engineering and geological estimates and financial estimates including gold prices and operating costs. The Company depreciates some of its assets and accrues for reclamation on a unit-of-production basis over proven and probable reserves. Changes in geological interpretations of the Company's ore bodies and changes in gold prices and operating costs may change the Company's estimate of proven and probable reserves. It is possible that the Company's estimate of proven and probable reserves could change in the near term and could result in revised charges for depreciation and reclamation in future reporting periods.

      INTERIM FINANCIAL STATEMENTS

      Information as at and for the periods ended June 30, 1996 and 1995 is unaudited.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

4.    AMALGAMATION OF GRANGES INC. AND HYCROFT RESOURCES & DEVELOPMENT
      CORPORATION

      On March 30, 1995, the shareholders of Granges Inc. (Granges) and its 50.5% owned subsidiary, Hycroft Resources & Development Corporation (Hycroft), approved the amalgamation of the two companies, effective May 1, 1995, under the name Granges Inc. (Amalco).

      Under the terms of the amalgamation, the outstanding common shares of each of Granges and Hycroft were exchanged or cancelled on the following basis:

      (a) each issued and outstanding common share of Granges was exchanged for one common share of Amalco;

      (b) each issued and outstanding common share of Hycroft, except for those common shares registered in the name of Granges or its affiliates, was exchanged for 0.88 of a common share of Amalco;

      (c) each issued and outstanding common share of Hycroft which was registered in the name of Granges or its affiliates was cancelled;

      (d) each authorized but unissued common share of Granges and each authorized but unissued common share of Hycroft was cancelled.

      No fractional shares of Amalco were issued, and the number of shares received by a Hycroft shareholder was rounded down to the nearest whole number of shares of Amalco, if such a shareholder was otherwise entitled to receive a fraction of a share of Amalco. Immediately after the amalgamation, shareholders of Granges beneficially owned 34,214,500 common shares of Amalco and shareholders of Hycroft beneficially owned 11,718,416 common shares of Amalco, representing 74.5% and 25.5% of the issued and outstanding common shares of Amalco, respectively.

      As Granges already controlled Hycroft, the amalgamation was treated in a manner similar to a pooling of interest. Accordingly, the year-to-date results of Amalco represent the consolidated results of Granges for the four months ended April 30, 1995 and the consolidated results of Amalco for the eight months ended December 31, 1995, with all comparative figures being the consolidated results of Granges.

      Costs of $1.22 million to carry out the amalgamation have been treated as a capital transaction and charged directly to the deficit on the date of amalgamation.


5.    PRIOR PERIOD ADJUSTMENT

      During 1995, the Company received notification from the Manitoba Department of Finance of proposed assessments for the years 1983 to 1993 under the Mining Tax Act and for the period March 1, 1989 to December 31, 1994 under the Retail Sales Tax Act. The Company, subsequent to December 31, 1995, arrived at a settlement with the Department under which the total taxes and interest payable under both Acts amounted to Cdn. $330,000 (U.S. $242,000), with Cdn $120,000 (U.S. $88,000) previously paid. This settlement has been treated as a prior period adjustment and the effect has been to increase mineral properties by $54,000, increase accounts payable by $154,000 at December 31, 1995, and by $242,000 at December 31, 1994, and to reduce beginning retained earnings by $188,000.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

6.    INTEREST INCOME, net

                                      June 30,                                 December 31,
                            ------------------------          ----------------------------------------
                                 1996           1995               1995           1994            1993
                                     (Unaudited)
                            ---------------------------------------------------------------------------
       Interest income      $   (380)       $   (947)          $  (1,538)     $  (1,675)     $   (1,354)
       Bank loan interest                          7                                 65             339
       Equipment notes
          interest                                                     9             48              39
       Financing fee                                                 139
                            ---------------------------------------------------------------------------
                            $   (380)       $   (940)          $  (1,390)     $  (1,562)      $    (976)
                            ===========================================================================



7.    GAIN ON SALE OF MINERAL PROPERTIES AND MARKETABLE SECURITIES

      MINERAL PROPERTIES

      On September 27, 1995, the Company sold its base metal exploration properties in Manitoba and Saskatchewan to Aur Resources Inc. (Aur) for 1,250,000 shares of Aur and a royalty equal to 2% of future net smelter returns from the properties, subject to Aur's right to purchase half of the royalty for $0.7 million. The Company realized a gain on the sale of these properties of $4.9 million.

      Effective March 31, 1994, the Company sold its 29% interest in the Trout Lake joint venture, as well as a number of exploration properties, to its co-venturer Hudson Bay Mining and Smelting Co., Limited (HBMS) for total cash consideration of $24.2 million, realizing a gain of $9.2 million.
      As part of the terms of sale, HBMS assumed all environmental liabilities arising due to past or future activities of the Trout Lake mine. Accordingly, the $593,000 reclamation and closure accrual related to the mine was removed from the Company's books and included in the calculation of the gain.

      In May 1993, the Company sold its 40% interest in the Jualin joint venture in Alaska, and its related 22.3% equity investment in International Curator Resources Ltd. for proceeds of $1.2 million. The costs associated with this project had been included in mineral exploration expense in prior years.

      MARKETABLE SECURITIES

      In December 1995, the Company sold its 1,250,000 shares of Aur, acquired in the sale of the base metal properties, for net proceeds of Cdn. $7.25 million (U.S. $5.3 million) and realized a gain of $0.4 million.

      In June 1995, the Company sold its 200,000 shares of International Curator Resources Ltd. for net proceeds of Cdn. $1.2 million (U.S. $0.9 million) and realized a gain of $0.8 million.

      On October 7, 1993, the Company sold its 200,000 shares of Pan Orvana Resources for net proceeds of Cdn. $694,000 (U.S. $508,000) and realized a gain of $362,000.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

8.    SUBSIDIARY SHARE ISSUE

      In July 1993, the Company's subsidiary, Hycroft, completed a sale of 10.5 million common shares. The Company acquired 2.65 million of the 10.5 million shares, which resulted in a reduction of its interest in Hycroft from 67% to 50.5%. The net effect on the consolidated financial statements of the Company was to increase cash and cash equivalents by $5.42 million and report a gain on the reduction of its interest in the subsidiary of the same amount.


9.    INCOME TAXES

      A reconciliation of the combined Canadian federal and provincial income taxes at statutory rates and the Company's effective income tax expense at the fiscal year end is as follows:


                                                                       December 31
                                                          1995             1994            1993
                                                        -----------------------------------------
Income taxes at statutory rates                         $  1,045         $  2,469        $    787
Increase (decrease) in taxes from:
         Resource and depletion allowance                                                    (223)
         Non-taxable portion of capital gain                (133)            (149)
Non-taxable portion of dilution gain                                                         (619)
         Financing costs on share issue                      (33)             (50)           (255)
         Application of prior years' loss                                  (1,010)           (815)
         carryforward
         Utilization of resource and asset pools          (1,929)          (4,228)
         Recovery of prior years' taxes                      (66)             (91)            (60)
         Deferred tax debit not recognized                   758            3,401           1,359
U.S. Alternative Minimum Tax                                 188
Differences in foreign tax rates                             314             (131)           (186)
                                                        -----------------------------------------
                                                             144              211             (12)

Large corporations tax                                        49               87              36
                                                        -----------------------------------------
Income taxes per statements of earnings                 $    193         $    298        $     24
                                                        =========================================


         The Company has incurred income tax losses in prior periods of Cdn. $24.4 million (U.S. $17.9 million) which may be carried forward and applied against future taxable income when earned. No benefit in respect of these losses has been recorded in these accounts. The losses expire as follows:

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

9.    INCOME TAXES (continued)


               YEAR                   CANADA        UNITED STATES       TOTAL
                                     -----------------------------------------
               2000                  $  1,400                         $  1,400
               2001                     1,693           1,294            2,987
               2002                       586           1,358            1,944
               2003                                     5,418            5,418
               2004                                     1,373            1,373
               2008                                       388              388
               2009                                        10               10
               2010                                     4,325            4,325
                                     -----------------------------------------
                                     $  3,679        $ 14,166         $ 17,845
                                     =========================================


10.   INVENTORIES


                                    JUNE 30,                  DECEMBER 31,
                                     1996           -------------------------
                                  (UNAUDITED)         1995             1994
                                   ------------------------------------------
       Product inventory            $ 13,689        $  8,665         $  8,258
       Supplies                        2,991           2,425            2,017
                                    -----------------------------------------
                                    $ 16,680        $ 11,090         $ 10,275
                                    =========================================


11.   INVESTMENT IN ZAMORA GOLD CORP.

      On October 6, 1995, Granges Inc. completed a private placement with Zamora Gold Corp. (Zamora) for the issuance of 8,000,000 units at $0.60 per unit. Each unit consisted of one common share of Zamora and one common share purchase warrant entitling Granges to purchase one common share for $0.75 until October 4, 1997. Granges' 8,000,000 shares represent 41% of the issued and outstanding shares of Zamora and the investment is accounted for using the equity method.

      Total investment                                                $ 4,769
      Share of net book value acquired                                  4,670
                                                                      -------
      Excess of cost over net book value                              $    99
                                                                      -------
      Total investment                                                  4,769
      Equity in losses                                                  1,207
                                                                      -------
      Carrying amount at June 30, 1996                                $ 3,562
                                                                      =======

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


11.   INVESTMENT IN ZAMORA GOLD CORP. (continued)

      The excess of cost over net book value has been allocated to the mineral exploration properties for purposes of calculating Granges' equity in Zamora's earnings. The excess will be amortized on a unit-of-production basis if such properties are developed into operating mines or written off if the properties are abandoned.

12.   PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment comprises the following:

      PROPERTY                            METALS PRODUCED                      ACQUIRED/COMMENCED PRODUCTION
      --------                            ---------------                      -----------------------------
      Hycroft mine                        gold, silver                         Lewis 1987, Crofoot 1988
      Tartan mine                         gold                                 1987 (suspended 1989)
      Trout Lake mine                     copper, zinc, gold, silver           1982 (interest disposed of
                                                                               March 31, 1994 - see note 7(a))



                                                                       JUNE 30, 1996
                                                                        (UNAUDITED)
                                                    --------------------------------------------------
                                                                        ACCUMULATED
                                                                       DEPRECIATION,
                                                                         DEPLETION,
                                                                        AMORTIZATION
                                                                            AND
                                                        COST            WRITE-DOWNS             NET
                                                    --------------------------------------------------

      Producing mine - Hycroft mine                 $   62,547          $   30,852          $   31,695

      Non-producing mine - Tartan Lake mine              3,870               1,977               1,893

      Corporate assets                                   1,924                 272               1,652
                                                    --------------------------------------------------
                                                        68,341              33,101              35,240

      Deferred stripping costs - Hycroft                10,025               5,434               4,591
                                                     --------------------------------------------------
                                                    $   78,366          $   38,535          $   39,831
                                                    ==================================================

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

12.   PROPERTY, PLANT AND EQUIPMENT (continued)

                                                                                       DECEMBER 31,
                                           DECEMBER 31,                                    1994
                                               1995                                 (RESTATED, NOTE 5)
                               ----------------------------------------------------------------------------------
                                            ACCUMULATED                                ACCUMULATED
                                           DEPRECIATION,                              DEPRECIATION,
                                            DEPLETION,                                  DEPLETION,
                                           AMORTIZATION                                AMORTIZATION
                                                AND                                        AND
                                 COST       WRITE-DOWNS       NET           COST       WRITE-DOWNS         NET
                               ----------------------------------------------------------------------------------

      Producing mine           $ 62,362       $ 38,887      $ 23,475     $ 59,473        $ 36,143        $ 23,330
      - Hycroft mine

      Non-producing mine          3,870          1,977         1,893        3,870           1,977           1,893
      - Tartan Lake mine

      Corporate assets              744            262           482          823             414             409
                               ----------------------------------------------------------------------------------
                                 66,976         41,126        25,850       64,166          38,534          25,632

      Deferred stripping          9,513          3,312         6,201        4,396           3,174           1,222
      costs - Hycroft
                               ----------------------------------------------------------------------------------

                               $ 76,489       $ 44,438        32,051     $ 68,562        $ 41,708        $ 26,854
                               ==================================================================================


      (a)  Deferred Stripping

           During 1993, the amounts of waste moved per ton of ore at the Hycroft mine exceeded the average ratio expected over the life of the mine. The mining plan indicates that this will continue to be the case from time to time, whereas previously there was little variation in the ratio of waste to ore. To accommodate these variations, mining costs associated with removal of waste in excess of the life-of-mine average is deferred and charged to operations in future periods when ratios are below the average. Stripping costs deferred for the six months ended June 30, 1996 amounted to $512,000 (1995 - $5,261,000; 1994 - $1,434,000). Amortization of previously deferred costs was $2,122,000 for the six months ended June 30, 1996 (1995 - $223,000; 1994 - $3,110,000).

      (b)  Royalties

           The Crofoot property is subject to 4% net profits royalties. No royalty payments were made in 1995, 1994 and 1993 because minimum royalty payments made prior to 1993 aggregating $2.8 million were available for credit to the royalty obligations. Effective 1996, the Company has agreed to apply this credit to reduce the maximum royalties payable of $10 million and to pay minimum royalty payments of $240,000 per year.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

12.   PROPERTY, PLANT AND EQUIPMENT (continued)

      (c)  Royalties (continued)

           The Lewis property is subject to a 5% net smelter royalty on gold produced from the Lewis property. During 1993, 1994 and 1995, only nominal minimum royalties were required in relation to this property.

13.   JOINT VENTURE

      The Company proportionately consolidates its share of the assets, liabilities, revenues, and expenses of its joint ventures. Prior to March 31, 1994, the Company's principal joint venture was the Trout Lake mine, in which it owned 29% (see note 7(a)). The 1994 results include the Company's share of production, revenues, and expenses from the Trout Lake mine to the date of disposal. The proportionate amounts of the joint venture included in the consolidated accounts are as follows:


                                                             DECEMBER 31,
                                     JUNE 30,             ------------------
                                       1996                1995        1994
                                    (UNAUDITED)
                                    ----------------------------------------
      Revenue                          $Nil               $ Nil       $2,386
      Expenses                          Nil                 Nil        2,860

14.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                            DECEMBER 31,
                                     JUNE 30,         ---------------------------
                                       1996            1995           1994
                                    (UNAUDITED)                 (RESTATED-NOTE 5)
                                    ---------------------------------------------
      Accounts payable                $ 3,856         $3,514          $13,106
      Accrued liabilities              10,255          2,725            1,756
                                    ---------------------------------------------
                                      $14,111         $6,239          $14,862
                                    =============================================


      Accounts payable at December 31, 1994 included $9.6 million to purchase mining equipment for the development of the Brimstone deposit.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

15.   EQUIPMENT NOTES PAYABLE


                                                                                DECEMBER 31,
                                                         JUNE 30,            -------------------
                                                           1996              1995          1994
                                                        (UNAUDITED)
                                                        ----------------------------------------
Notes payable due 1994 and 1995, 7.75% to 9.85%
(1995 - $nil; 1994 - $261,000)                           $                $              $   268
                                                         ---------------------------------------
Less:  Amounts due within one year                                                           268
                                                         $  Nil           $   Nil        $   Nil
                                                         =======================================

16.   SHARE CAPITAL

      (a) Authorized share capital comprises 750,000,000 common shares without par value and 750,000,000 preferred shares without par value.

      (b)  Common shares issued and outstanding:


                                                                           SHARES                   AMOUNT
                                                                         -----------------------------------
           Balance - December 31, 1993                                   34,157,000                $ 107,089
           Issued in 1994                                                    20,000                       22
                                                                         -----------------------------------
           Balance - December 31, 1994                                   34,177,000                  107,111
           Issued upon exercise of stock options                            147,500                      228
           Issued pursuant to amalgamation (note 4)                      11,718,411
           Capital reduction                                                                         (53,149)
                                                                         -----------------------------------
           Balance - December 31, 1995                                   46,042,911                   54,190
           Issued upon exercise of stock options                            138,750                      208
                                                                         -----------------------------------
           Balance - June 30, 1996 (unaudited)                           46,181,661                $  54,398
                                                                         ===================================


      (c)  Capital Reduction

           At the March 30, 1995 extraordinary meeting, the shareholders of Granges approved a special resolution to reduce the capital of the Company. Under this resolution, the share capital and contributed surplus were reduced by $53.1 million and $2.8 million, respectively, with a corresponding decrease to Granges' accumulated deficit of approximately $55.9 million. The effect of this capital reduction was to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994, after giving effect to the estimated costs of the amalgamation. This deficit was caused primarily by prior write-downs of mining assets.

      (d)  Common Share Options

           At December 31, 1995, 1,320,000 common shares were reserved for issuance under options granted to directors, officers and management employees. These options expire as follows: 1996 - 65,000; 1997 - 100,000; 2001 - 30,000; 2003 - 20,000; 2004 - 25,000; and 2005 -
           1,080,000.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

16.   SHARE CAPITAL (continued)

      (d)  Common Share Options (continued)

                                                                          SHARE               OPTION PRICE
                                                                         OPTIONS                 (CDN.)
                                                                       -----------------------------------
           Balance - December 31, 1993                                   230,000            $1.45 to $2.85

           Granted in 1994                                               530,000            $2.28 to $3.30
           Exercised in 1994                                             (20,000)                    $1.45
                                                                       -----------------------------------
           Balance - December 31, 1994                                   740,000            $1.45 to $3.30
           Granted in 1995                                               905,000            $2.25 to $2.78

           Exercised in 1995                                            (147,500)           $1.45 to $2.28
           Expired in 1995                                              (177,500)           $2.28 to $2.70
                                                                       -----------------------------------
           Balance - December 31, 1995                                 1,320,000            $1.45 to $2.78
           Granted in 1996                                               125,000            $2.51 to $2.75
           Exercised in 1996                                            (137,500)           $1.90 to $2.85
           Expired in 1996                                                (5,000)                    $2.28
                                                                       -----------------------------------
           Balance - June 30, 1996 (unaudited)                         1,302,500
                                                                       ===================================


           During the year ended December 31, 1995, options to purchase
           35,000 shares at Cdn. $3.30 (U.S. $2.42) per share were repriced to Cdn. $2.78 (U.S. $2.04) per share.

      (e)  Special Warrants

           On April 25, 1996, a private placement of $9,699,800 special warrants was completed at a price of Cdn. $2.60 (U.S. $1.68) per unit for gross proceeds of Cdn. $25,219,000 (U.S. $18,473,000). Each special warrant is exercisable into one common share and one-half of one common share purchase warrant of Granges for no additional consideration. Each whole common share purchase warrant is exercisable into one common share of Granges at a price of Cdn. $3.00 (U.S. $2.20) per share until October 31, 1997.

           On July 3, 1996, Granges filed a final short-form prospectus with the securities commissions in British Columbia and Ontario relating to the private placement. The funds held in escrow were released to Granges on July 8, 1996. Net proceeds received were Cdn. $24,045,000 (U.S. $17,613,000). The net proceeds received will be used to fund the cash payments due upon exercise of the Guariche option and exploration on the Guariche properties if the option is exercised, to develop the Brimstone project at the Company's Hycroft mine, and to explore the Company's mineral properties in Nevada and Peru. Any remaining net proceeds, including unused proceeds if the Guariche option is not exercised, will be used for general corporate purposes, including ongoing exploration and development expenditures and acquisition opportunities as they arise.

           On July 10, 1996, all of the 9,699,800 outstanding special warrants were exercised and 9,699,800 common shares in the capital of the Company and 4,849,900 common share purchase warrants were issued to the holders of the special warrants.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR TH(e)IXSpecial WarrantsN(continued)AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


17.   CURRENCY TRANSLATION ADJUSTMENT

      The currency translation adjustment represents the foreign currency translation loss on the Company's investment in its self-sustaining foreign operations.

                                                                           DECEMBER 31,
                                                           JUNE 30,     ----------------
                                                             1996          1995     1994
                                                          (UNAUDITED)
                                                          ------------------------------
      Currency translation adjustment - beginning of       $(1,031)      $(181)    $(904)
      period
      Unrealized gain (loss) for the period                   (176)       (850)      723
                                                           -----------------------------
      Currency translation adjustment - end of period      $(1,207)    $(1,031)    $(181)
                                                           =============================


18.   CHANGES IN WORKING CAPITAL, EXCLUDING CASH AND CASH EQUIVALENTS


                                   JUNE 30,                    DECEMBER 31,
                           ----------------------------------------------------
                             1996        1995      1995        1994      1993
                                (UNAUDITED)
                           ----------------------------------------------------
Accounts receivable        $(2,362)      $(702)     $598      $2,072      $381
Marketable securities          175          61        61          22
Inventories                 (5,590)      1,105      (815)     (3,680)      212
Accounts payable and         7,872      (9,378)   (8,623)      9,789       873
accrued liabilities
                           ----------------------------------------------------
                               $95     $(8,914)  $(8,779)     $8,203    $1,466
                           ====================================================

19.   RELATED PARTY TRANSACTIONS

      In 1994, consulting fees of $53,000 were paid to a director of the Company who resigned during 1994. In 1995 no such fees were paid.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

20.   SEGMENTED INFORMATION

      The Company operates in the mining industry in Canada and the United States. Its major product is gold, and prior to 1995, it also produced copper and zinc. Geographic segments are presented below.


                             JUNE 30,                         DECEMBER 31,
                      ----------------------        --------------------------------
                        1996         1995             1995        1994       1993
                           (UNAUDITED)
                      --------------------------------------------------------------
Sales
    Canada             $           $                 $           $ 2,386    $ 10,451
    U.S.                  16,408      21,728           41,294     37,485      30,054
                      --------------------------------------------------------------
                         $16,408     $21,728         $ 41,294    $39,871    $ 40,505
                      ==============================================================
Results of mining
operations
    Canada              $            $               $           $  (349)   $    406
    U.S.                  (1,791)      2,597            3,305      2,215         350
                      --------------------------------------------------------------
                        $ (1,791)    $ 2,597         $  3,305      1,866    $    756
                      ==============================================================


                                                                  DECEMBER 31,
                                         JUNE 30,          -------------------------
                                           1996               1995           1994
                                        (UNAUDITED)
                                         -------------------------------------------
      Identifiable assets

         Canada                          $ 28,333          $28,897           $33,076
         U.S.                              57,685           35,319            39,368
                                         -------------------------------------------
                                         $ 86,018          $64,216           $72,444
                                         ===========================================




21.      RETIREMENT PLANS

         The Company provides a voluntary money purchase retirement plan to permanent Canadian employees to which the Company makes contributions, depending on length of employment, from 2% to 4% of salary. The Company's contribution in the year ended December 31, 1995 was $26,000 (1994 - $24,000).

         The Company provides a voluntary retirement plan to permanent U.S. employees to which the Company makes contributions, depending on length of employment, from 2% to 4% of salary. The Company's contribution in 1995 was $83,000 (1994 - $9,000).

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------


22.      CONTINGENCIES AND COMMITMENTS

         (a) The Company is committed to payments under certain operating leases for mining equipment. Future payments under these leases in each of the next five years and in the aggregate are:

                 1996                                        $ 1,998
                 1997                                          1,998
                 1998                                          1,055
                 1999
                 2000
                                                             -------
                                                             $ 5,051
                                                             =======

                 Letters of credit totalling $2.8 million (1994 - $3.5 million) have been provided as security under these mine equipment operating leases.

         (b) As part of its gold hedging program, the Company has entered into agreements with major financial institutions to deliver gold. Realization under these agreements is dependent upon the ability of those financial institutions to perform in accordance with the terms of the agreements.

                 As at June 30, 1996, the Company's consolidated hedging program consisted of:

                 (i) forward sales contracts totalling 50,000 ounces for deliveries up to November 28, 1997, at an average price of $403 per ounce.

                 (ii) matching option contracts for 1,000 ounces of gold, under which the Company can require the financial institution to buy gold at $392 per ounce, while the financial institution can require the Company to sell the same number of ounces at $465 per ounce. These options have various expiry dates during 1996 and result in no net cost to the Company.

                 As at December 31, 1995, the Company's consolidated hedging program consisted of:

                 (i) forward sales contracts totalling 12,000 ounces for deliveries up to December 27, 1996, at an average price of $383 per ounce.

                 (ii) matching option contracts for 19,000 ounces of gold, under which the Company can require the financial institution to buy gold at $392 per ounce, while the financial institution can require the Company to sell the same number of ounces at $465 per ounce. These options have various expiry dates during 1996 and result in no net cost to the Company.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

23.      SUBSEQUENT EVENTS

         (a) Subsequent to December 31, 1995, the Company, through its subsidiary, has arranged a secured standby credit facility. The facility is available for drawdown until December 31, 1996, in dollars or as a gold loan, to a maximum of $13.0 million or the gold ounce equivalent thereof (not to exceed 35,000 ounces). Drawdowns under the facility bear interest at LIBOR plus 1.60% for dollar loans and gold lease rates plus 1.60% for gold loans. The loan is repayable in seven semi-annual installments commencing the earlier of 12 months after the first drawdown or June 30, 1997. In the event the Company generates cash surpluses after debt service, it is required to make annual mandatory prepayments equal to 25% of excess cash flow, up to a maximum of $2.5 million annually and $5.0 million in aggregate.

                 In addition to the loan facility, the Company has also arranged a hedging facility for up to 275,000 ounces of gold for deliveries up to the year 2001. Both hedging and credit facilities are secured by the assets at the Hycroft mine and the parent company guarantee.

         (b) On February 29, 1996, the Company entered into a letter of intent to enter into an option agreement with L.B. Mining Company to acquire the Guariche gold project in southeastern Venezuela. Subject to due diligence and the Company's satisfying itself, during the four-month option period, that the project contains 500,000 ounces of proven and probable reserves, the Company will acquire the property for $15 million, of which $5 million is payable in Granges shares and the balance in cash. Additional proven and probable reserves above 500,000 ounces will cost $30 per ounce up to one million ounces. Any excess above one million proven and probable ounces attracts a 7.5% net smelter royalty. The expenditure commitment is $600,000 during the option period, an additional $1.0 million within the first 12-month period after the property is acquired, and a further $1.0 million within the following 12-month period.

         (c) On July 31, 1996, the boards of directors of Granges and Da Capo Resources Ltd. (Da Capo) unanimously approved the amalgamation of the two companies to form a new gold mining company (Amalco), subject to: shareholder, court, and regulatory approval; entering into a definitive amalgamation agreement; and satisfactory completion of due diligence by Granges and Da Capo.

                 Under the terms of the agreement, each holder of Granges shares will be entitled to one Amalco share for each Granges share, and each holder of Da Capo shares will be entitled to two Amalco shares for each Da Capo share. The amalgamated company will be owned 66.25% by Granges shareholders and 33.75% by Da Capo shareholders on a fully diluted basis. The transaction will be accounted for as a purchase.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

24.      DIFFERENCES BETWEEN CANADIAN AND UNITED STATES
         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         The significant differences between generally accepted accounting principles (GAAP) in Canada and the United States are as follows:

         (a) Under Canadian GAAP, interest costs relating specifically to assets under construction may be capitalized during the construction period. When construction is completed, further interest costs are expensed. Under U.S. GAAP, interest to be capitalized for qualifying assets is intended to be that portion of the interest cost incurred during the assets' acquisition periods that theoretically could have been avoided if expenditures for the assets had not been made.

         (b) Under Canadian GAAP, the amalgamation of Granges and Hycroft was treated in a manner similar to a pooling of interest. Under U.S. GAAP, the amalgamation does not meet the conditions for pooling of interest. Accordingly, the transaction would be treated as a purchase under U.S. GAAP with the excess of proceeds over the net book value of Hycroft's net assets allocated to mineral properties.

         (c) Under Canadian corporate law, the Company underwent a capital reduction in connection with the amalgamation of Granges and Hycroft whereby share capital and contributed surplus were reduced to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994, after giving effect to the estimated costs of the amalgamation. Under U.S. corporate law, no such transaction is available and, accordingly, is not allowed under U.S. GAAP.

         (d) As disclosed in note 2, the Company adopted the U.S. dollar as the reporting currency effective January 1, 1996. Under Canadian GAAP, the translation of prior period results is performed through a translation of convenience whereby amounts appearing for prior years are restated to the new reporting currency using the exchange rate prevailing at the end of the last period for which the previous reporting currency was the currency of measurement and display. Under U.S. GAAP, pre-1995 financial statements must be translated by the current rate method using the year-end or annual average exchange rate as appropriate. The Company has determined that any difference arising as a result of this U.S./Canadian GAAP difference would not be material to the financial statements.

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

24.      DIFFERENCES BETWEEN CANADIAN AND UNITED STATES
         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)

         (e) Under Canadian GAAP, corporate income taxes are accounted for using the deferral method of income tax allocation. Under this method, deferred income taxes represent a deferral to future periods of a benefit obtained or expenditures incurred currently, and are accordingly computed at current tax rates without subsequent adjustment to the accumulated balance to reflect changes in tax rates. Deferred taxes are provided on differences between accounting and taxable income due to the difference in timing of recognition of items for accounting and tax purposes ("timing differences"). Under U.S. GAAP, corporate income taxes are accounted for using the liability method of income tax allocation. Under this method, preferred income taxes are considered to reflect the recognition in the current period of taxes expected to be payable or recoverable in a future period, and accordingly, the accumulated tax allocation balance is adjusted in future periods to reflect changes in tax rates. Deferred taxes are provided on "temporary differences," which is a broader concept than "timing differences." Under U.S. GAAP, deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. As at December 31, 1994, any deferred tax assets to be recognized would have been offset by a valuation allowance. Under U.S. GAAP, the excess of purchase price over net book value acquired would be tax affected, giving rise to a credit to deferred income taxes and a debit to mineral properties. This would result in a corresponding reduction in the valuation allowance with the resulting credit being allocated against mineral properties. At December 31, 1995, the Company's deferred tax would be as follows:

                 Deferred taxes arising on -
                      Operating losses                                 $3,268
                      Excess purchase price                            (9,866)
                      Temporary tax and book basis difference          10,012
                                                                       ------

                                                                        3,414

                 Less: Valuation allowance                              3,414
                                                                       ------

                                                                       $  Nil
                                                                       ======

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

24.      DIFFERENCES BETWEEN CANADIAN AND UNITED STATES
         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)


         (f)     Under U.S. GAAP, the settlement of mining taxes described in note 5 is a current year expense.

         The significant differences in the consolidated statements of earnings
         (loss) and retained earnings (deficit) relative to U.S. GAAP were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                           1995            1994             1993
                                                                         -----------------------------------------
         Net earnings following Canadian GAAP                            $  2,159        $  5,117         $  2,022
         Net interest capitalized (amortized) (note a)                        (21)            (26)              41
         Depreciation of excess proceeds over net book value of            (2,658)
         assets on amalgamation (note b)
         Other item -
            Settlement of mining taxes (note e)                              (188)
                                                                         -----------------------------------------
         Net earnings (loss) following U.S. GAAP                             (708)          5,091            2,063
         Deficit - beginning of year following U.S. GAAP                  (53,983)        (59,074)         (61,137)
                                                                         -----------------------------------------
         Deficit - end of year following U.S. GAAP                       $(54,691)       $(53,983)        $(59,074)
                                                                         =========================================
         Primary earnings (loss) per share                               $ (0.015)       $  (0.15)        $   0.06
                                                                         =========================================

GRANGES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995 (UNAUDITED)
AND EACH OF THE THREE YEARS ENDED DECEMBER 31, 1995
(Figures in tables expressed in thousands of U.S. dollars, except per share data)
- --------------------------------------------------------------------------------

24.      DIFFERENCES BETWEEN CANADIAN AND UNITED STATES
         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)

         The significant differences in the consolidated balance sheet as at December 31, 1995 relative to U.S. GAAP were:

                                                                    Cdn./U.S                           Per U.S.
                                            Per Cdn. GAAP          Adjustment                            GAAP
                                           ---------------------------------------------------------------------
         Current assets                        $27,911                $                                  $27,911

         Investments                             4,254                                                     4,254
         Property, plant and
         equipment                              32,051                 23,440           (a and b)         55,491
                                           ---------------------------------------------------------------------
                                               $64,216                $23,440                            $87,656


         Current liabilities                    $6,239                      5                             $6,239
         Provision for future
         reclamation and closure
         costs                                   3,409                                                     3,409
                                                 9,648                    Nil                              9,648
                                           ---------------------------------------------------------------------
         Common shares                          54,190                 76,754           (b and c)        130,944
         Contributed surplus                                            2,786              (c)             2,786
         Retained earnings                       1,409                (56,100)        (a, b and c)       (54,691)
         (deficit)
         Currency translation                   (1,031)                                                   (1,031)
         adjustment
                                           ---------------------------------------------------------------------
                                               $64,216                $23,440                            $87,656
                                           =====================================================================


         Cash flows for the Company under Canadian GAAP are presented in the consolidated statement of changes in cash resources. Under Canadian GAAP, all financing and investing activities are presented on the face of the statement. Under U.S. GAAP, only cash transactions are presented, with non-cash transactions disclosed separately. The gain on the sale of the Company's base metal properties was a non-cash transaction. Accordingly, under U.S. GAAP the proceeds from the sale of mineral properties and marketable securities and the purchase of investments would both be reduced by $4,921,000, the value of the non-cash transaction. The Company is not aware of any differences between Canadian and U.S. GAAP in classifications among categories within the cash flow statement.

         Supplemental Disclosures of Cash Flow Information


                                                      1995                     1994                      1993
                                                      -------------------------------------------------------
         Cash paid during the year for -
                 Interest                             $149                     $115                      $378
                 Income taxes                          193                      305                        23

                                   SCHEDULE H

                             DA CAPO RESOURCES LTD.

                       CONSOLIDATED FINANCIAL STATEMENTS

                   YEARS ENDED APRIL 30, 1996, 1995 AND 1994

                        (EXPRESSED IN CANADIAN DOLLARS)

AUDITORS' REPORT


June 14, 1996, except as to note 12 which is as of September 16, 1996


To the Directors of
Da Capo Resources Ltd.

We have audited the consolidated balance sheets of Da Capo Resources Ltd. as at April 30, 1996 and 1995 and the consolidated statements of operations and deficit and changes in financial position for the three years ended April 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 1996 and 1995 and the results of its operations and the changes in its financial position for the three years ended April 30, 1996 in accordance with generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a consistent basis.



                                                       (signed) Price Waterhouse
Vancouver, B.C.                                            Chartered Accountants

 DA CAPO RESOURCES LTD.

 CONSOLIDATED BALANCE SHEETS
 AS AT APRIL 30, 1996 AND 1995
- --------------------------------------------------------------------------------

                                                                                 1996              1995
 ASSETS

 Current assets
      Cash                                                                 $    2,248,729     $    4,175,497
      Cash held as security (Note 5)                                            2,724,000                  -
      Accounts receivable                                                          29,132            117,458
      Prepaids and deposits                                                        23,210              6,114
                                                                           ---------------------------------
                                                                                5,025,071          4,299,069


 Fixed assets (Note 3)                                                            220,802            228,575

 Resource properties (Note 4)
      Property costs                                                           20,752,550          4,111,034
      Advances                                                                          -          3,294,363
                                                                           ---------------------------------
                                                                               20,752,550          7,405,397
                                                                           ---------------------------------
                                                                           $   25,998,423     $   11,933,041
                                                                           =================================
 LIABILITIES

 Current liabilities
      Bank loan (Note 5)                                                   $    1,838,700     $            -
      Accounts payable                                                            247,328             62,970
      Due to related parties (Note 9)                                              22,750              8,114
                                                                           ---------------------------------
                                                                                2,108,778             71,084
 Accrued liabilities (Note 4)                                                     408,600                  -
                                                                           ---------------------------------
                                                                                2,517,378             71,084
                                                                           ---------------------------------

 SHAREHOLDERS' EQUITY

 Share capital (Note 6)                                                        20,695,918         16,109,610
 Special warrants (Note 7)                                                      7,218,750                  -
 Deficit                                                                       (4,433,623)        (4,247,653)
                                                                           ---------------------------------
                                                                               23,481,045         11,861,957
                                                                           ---------------------------------
                                                                           $   25,998,423     $   11,933,041
                                                                           =================================


APPROVED BY THE BOARD


(signed) ROSS BEATY, Director


(signed) JOHN WRIGHT, Director

 DA CAPO RESOURCES LTD.

 CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
 FOR THE YEARS ENDED APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------



                                                                     1996             1995              1994
 Expenses
      General and administration                              $   280,334      $   360,486        $   27,022
      Professional fees                                            73,338          105,543            53,044
      Filing and transfer fees                                     12,725           16,734             6,501
      Bank charges, interest and other                              2,248            1,511             3,357
                                                              ----------------------------------------------
                                                                  368,645          484,274            89,924
                                                              ----------------------------------------------
 Interest income                                                  174,407          376,586               562
 Foreign exchange gain                                              8,268           29,881           (35,742)

 Bad debt                                                               -                -           (81,007)
 Gain on sale of subsidiary                                             -           26,121                 -
                                                              ----------------------------------------------
 Net loss for the year                                           (185,970)         (51,686)         (206,111)
                                                              ----------------------------------------------
 Deficit, beginning of year                                    (4,247,653)      (4,195,967)       (3,989,856)
 Deficit, end of year                                         $(4,433,623)     $(4,247,653)      $(4,195,967)
                                                              ==============================================
 Loss per common share                                        $     (0.02)     $     (0.01)      $     (0.10)
                                                              ==============================================

 DA CAPO RESOURCES LTD.

 CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
 FOR THE YEARS ENDED APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------



                                                                       1996            1995              1994
 Cash provided by (used in) operating activities
   Net loss for the year                                       $  (185,970)    $   (51,686)      $  (206,111)
   Item not involving cash
   Gain on sale of subsidiary                                            -         (26,121)              948
                                                               ---------------------------------------------
                                                                  (185,970)        (77,807)         (205,163)
 Changes in non-cash working capital items
   Accounts receivable                                              88,326        (114,283)           (3,175)
   Prepaids and deposits                                           (17,096)         (5,552)             (562)
   Accounts payable                                                184,358           6,156             14,201
   Due to related parties                                           14,636        (246,656)         (502,803)
                                                               ---------------------------------------------
                                                                    84,254        (438,142)         (697,502)
                                                               ---------------------------------------------
 Cash provided by financing activities
   Bank loan                                                     1,838,700               -                 -
   Cash held as security                                        (2,724,000)              -                 -
   Common shares issued for cash                                 2,286,308       9,980,833           983,396
   Special warrants issued for property, net of costs            4,348,750               -                 -
   Special warrants issued for subsidiary (Note 4)               2,870,000               -                 -
   Subscriptions received                                                -               -           470,884
   Common shares issued for property                             2,300,000       1,510,000                 -
                                                               ---------------------------------------------
                                                                10,919,758      11,490,833         1,454,280
                                                               ---------------------------------------------
 Cash used in investing activities
   Acquisition of fixed assets (Note 3)                            (46,814)       (253,972)                -
   Acquisition of subsidiary (Note 4)                           (3,553,150)              -                 -
   Acquisition of resource properties (Note 4)                  (7,388,803)     (1,821,128)                -
   Deferred exploration costs (Note 4)                          (1,942,013)     (2,253,863)          (10,646)
   Advances (Note 4)                                                     -      (3,294,363)                -
                                                               ---------------------------------------------
                                                               (12,930,780)     (7,623,326)          (10,646)
                                                               ---------------------------------------------
 Increase (decrease) in cash during the year                    (1,926,768)      3,429,365           746,132

 Cash, beginning of year                                         4,175,497         746,132                 -
                                                               ---------------------------------------------
 Cash, end of year                                             $ 2,248,729     $ 4,175,497       $   746,132
                                                               =============================================

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

1.  OPERATIONS

    The Company is in the process of exploring its resource properties in Bolivia and has not determined whether these properties contain ore reserves that are economically recoverable. The recoverability of amounts shown for resource properties and related deferred costs is dependent upon the discovery of economically recoverable reserves, the ability of the Company to obtain necessary financing to complete the development, and future profitable production from the properties or proceeds from disposition.

2.  SIGNIFICANT ACCOUNTING POLICIES

    CONSOLIDATION
    The consolidated financial statements of the Company have been prepared based on generally accepted accounting principles and include the accounts of the Company and its subsidiaries. All intercompany transactions have been eliminated.

    FOREIGN CURRENCY TRANSLATION
    Monetary items are translated at the exchange rate in effect at the balance sheet date; non-monetary items are translated at historical exchange rates; and revenue and expense items are translated at exchange rates prevailing on the dates of the transactions.

    RESOURCE PROPERTIES
    Acquisition costs of resource properties together with direct exploration and development expenditures are deferred in the accounts. When production is attained these costs will be amortized. When acquisition costs and deferred expenditures on individual producing properties exceed the estimated net recoverable amount, the properties are written down to the net recoverable amount. Costs relating to properties abandoned are written off when the decision to abandon is made.

    FIXED ASSETS
    Depreciation is provided on a straight-line basis over the estimated useful lives of the fixed assets.

    Loss per common share
    Loss per common share is based on the weighted average of common shares issued and outstanding during the year. Fully diluted loss per common share has not been presented since it is anti-dilutive.

3.  FIXED ASSETS

                                                                        ACCUMULATED        1996         1995
                                                              COST     DEPRECIATION         NET          NET
        ----------------------------------------------------------------------------------------------------
          Vehicles                                       $ 228,634        $  63,700   $ 164,934    $ 187,035
          Office and field equipment                        72,152           16,284      55,868       41,540
                                                         ---------        ---------   ---------    ---------

                                                         $ 300,786        $  79,984   $ 220,802    $ 228,575
                                                         =========        =========   =========    =========

    All fixed assets are located in Bolivia and are used for exploration. The related depreciation has been capitalized to mineral property interests.

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------


4.  RESOURCE PROPERTIES

    Property costs

                                          ACQUISITION          DEFERRED            TOTAL               TOTAL
                                                COSTS       EXPLORATION             1996                1995
      ------------------------------------------------------------------------------------------------------
        Amayapampa                       $  9,843,686      $  3,109,431     $ 12,953,117        $  2,287,404
        Capa Circa                          6,142,511         1,051,571        7,194,082           1,741,249
        Other                                 139,049           466,302          605,351              82,381
                                         ------------      ------------     ------------        ------------

                                         $ 16,125,246      $  4,627,304     $ 20,752,550        $  4,111,034
                                         ============      ============     ============        ============

    The Company is a party to an agreement (the "Agreement"), as amended, whereby it is deemed to have acquired, effective July 15, 1994, all of the Optionor's rights and option to acquire an interest in certain mining concessions. The interest comprises two options, the Garafulic Option and the Yamin Option and the Santa Isabel Concession. A portion of the Garafulic Option as later amended ("Amayapampa" property) was exercised on February 5, 1996 and the Yamin Option ("Capa Circa" property) expired on January 12, 1996 and was replaced by a new agreement.

    Under the Agreement in consideration for the transfer of the interest, the Company is required to issue 1,000,000 common shares to the Optionor and fulfill all of the obligations of the Optionor under the Garafulic and Yamin Option agreements and the Santa Isabel Concession. The Company issued 200,000 shares on completion of the Agreement and has issued 300,000 shares in three equal lots at six month intervals from the date of the Agreement. The remaining 500,000 shares were issued on April 16, 1996 upon the exercise of the Garafulic Option. The 1,000,000 common shares were issued for a total of $3,810,000.

    AMAYAPAMPA

    The Garafulic Option grants the right to explore as well as a unilateral, exclusive and irrevocable sale and purchase option to acquire 51% of the Amayapampa Vendors' interests (the "Vendors") in eight concessions which are part of the eight Amayapampa Concessions, located in the Province of Bustillos, Department of Potosi, Bolivia for $3,396,000 (U.S.$2,500,000) and an additional two year option to purchase a further 19% interest for $4,135,500 (U.S.$3,000,000).

    On December 22, 1994, an agreement was reached whereby the Company advanced to the Vendors a non-interest bearing loan (the "Loan") of $3,294,363 (U.S.$2,425,000) maturing on March 22, 1996. The loan was secured by 100% of the Vendors' interests in the eight Amayapampa concessions (Concessions
    A) and its 100% interest in sixteen additional mining concessions, excluding certain equipment. Upon the Company electing to exercise its option to acquire a 51% interest in the Amayapampa concessions, the $3,396,000 (U.S.$2,500,000), including $103,090 (U.S.$75,000) paid to date, exercise price will be deemed to have been paid in full by forgiving repayment of the loan.

    On February 5, 1996 the Company exercised the Garafulic Option in consideration for: (i) the cancellation of the Loan and (ii) payments totalling $103,090 (U.S.$75,000) made between March 22, 1994 and September 22, 1994.

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

    On March 8, 1996 the Company entered into an agreement with the Vendors to acquire a 24% interest in two mining concessions, 49% interest in six mining concessions comprising the remainder of the Vendors' interests in Concessions A and 100% interest in sixteen additional mining concessions comprising the Vendors' interests in sixteen additional mining concessions, all constituting a part of the Amayapampa property. The purchase consideration was 1,000,000 special warrants at a price of $4.35 per special warrant and a non-recourse, interest- free loan of U.S.$3,240,000 (Notes 5 and 7).

    CAPA CIRCA

    The Yamin Option, which expired on January 12, 1996, granted the right to explore as well as a unilateral, exclusive and irrevocable instalment sale and purchase option to acquire 100% of three concessions which are part of the Capa Circa Mine, located in the Province of Bustillos, Department of Potosi, Bolivia. The Company made payments totalling $276,001 (U.S.$200,000) and the exercise price was U.S.$4,800,000.

    Effective March 1, 1996, the Company acquired 100% interest in Yamin Ltda, owner of the Capa Circa Mine, in consideration for payment of $683,150 (U.S.$500,000), the issuance of 700,000 special warrants at a price of $4.10 per special warrant and assuming $408,600 (U.S.$300,000) in accrued liabilities relating to the Capa Circa Mine.

    The cost of the acquisition has been allocated as follows:

                 Resource property                                 $ 3,961,750
                 Accrued liabilities                                  (408,600)
                                                                   -----------

                 Net assets acquired                               $ 3,553,150
                                                                   ===========
                 Consideration paid:
                   Cash                                            $   683,150
                   Special warrants                                  2,870,000
                                                                   -----------

                                                                   $ 3,553,150
                                                                   ===========

    OTHER

    Irpa Irpa
    The Company holds an option to purchase 100% interest in seven concessions located between the Amayapampa and Capa Circa Mine. The option price is U.S.$250,000 and expires on November 30, 1997.

    Santa Isabel
    The Company holds a 100% interest in one concession covering 6,500 hectares and encompasses much of the land around and between the Amayapampa property and the Capa Circa Mine.

    Copacabana
    The Company holds a 100% interest in one mining concession covering 140 hectares and has applied for an exploration concession covering 8,969 hectares in the vicinity of the Copacabana property.

    San Gerardo
    The Company holds a 49% interest in an option to acquire the San Gerardo property for purchase consideration of a 2% net smelter royalty. The option includes five exploration concessions covering 495 hectares. The option price for the five concessions totals U.S.$420,000 and expires between July 16,

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

    1996 and September 9, 1997. The 51% joint venturer is responsible for funding all exploration costs through to the completion of a feasibility study.

5.  BANK LOAN

    On March 8, 1996 the Company entered into an agreement to advance to the Amayapampa property vendors (Note 4) an interest-free, non-recourse loan of $4,439,124 (U.S.$3,240,000). The loan is secured by an assignment of all proceeds from the sale of any of the 1,000,000 common shares held by the vendors. The funds were borrowed from the Bank of Montreal ("Bank Loan") at an interest rate of prime plus 0.5% for a twelve month term. The Bank Loan is secured by a U.S.$2,000,000 cash collateral from the Company and a personal guarantee by an officer of the Company. On April 30, 1996 the loan balance outstanding was $1,838,700 (U.S.$1,350,000) and was repaid subsequent to year end.

    Interest costs, net of interest income relating to the U.S.$2,000,000 cash collateral, of $45,427 were capitalized as part of the acquisition of the Amayapampa property.

6.  SHARE CAPITAL

    Authorized
    Authorized capital is 100,000,000 common shares without par value.

    Changes in issued shares were as follows:

                                                                                   NUMBER
                                                                                 OF SHARES         AMOUNT

        Balance at April 30, 1994                                                 5,585,129      $ 4,618,777
        Shares issued against subscriptions received prior to April 30, 1994      1,000,000                -
        Issued during the year
          For cash
            Exercise of special warrants - net of issue costs                     3,000,000        9,799,270
            Exercise of private placement warrants                                  273,875          178,563
            Issue of new escrow shares                                              300,000            3,000
        For resource properties (Note 4)                                            400,000        1,510,000
        Cancellation of performance escrow shares                                  (679,686)               -
                                                                                  ---------    -------------
        Balance at April 30, 1995                                                 9,879,318       16,109,610
        Issued during the year
          For cash
            Exercise of stock options                                                 5,000           12,000
            Exercise of private placement warrants                                4,031,154        2,274,308
        For resource properties (Note 4)                                            600,000        2,300,000
                                                                                 ----------     ------------

        Balance at April 30, 1996                                                14,515,472     $ 20,695,918
                                                                                 ==========     ============

    In connection with the personal guarantee of the bank loan (Note 5), the Company issued to the guarantor 124,000 share purchase warrants exercisable at $4.10 per warrant on the earlier of March 8, 1997 or the date which is 30 days following any reduction or payment of the Bank Loan. These share purchase warrants were exercised subsequent to year end.

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

    As of April 30, 1996, there were 124,000 warrants outstanding exercisable at $4.10 per warrant. At April 30, 1995 there were 5,572,279 warrants outstanding: 3,696,154 warrants at $0.57 per share of which 55,000 shares were never exercised and expired on February 26, 1996, 390,000 warrants at $0.50 per share and 1,486,125 warrants at $4.02 per share, which expired on October 31, 1995.

    As of April 30, 1996, outstanding directors and employees stock options are as follows:

                          Number of options       Exercise price    Expiry date
                       ------------------------------------------------------------------
                                 345,000              $2.40         September 13, 1999
                                 200,000              $2.40         September 14, 1999
                                  30,000              $2.10         December 3, 2000
                                  50,000              $3.00         February 21, 2001
                                 -------

                                 625,000

         As of April 30, 1995, there were 350,000 directors and employees stock options outstanding exercisable at $3.50 and were subsequently repriced to $2.40 per share, expiring on September 13, 1999.

         As of April 30, 1995, there were 375,000 common shares held in escrow. On January 12, 1996, 187,500 common shares were released from escrow in accordance with the escrow agreement dated April 29, 1994.

7.       SPECIAL WARRANTS

         During the year ended April 30, 1996, the Company:

         i) issued 1,000,000 special warrants at a value of $4,350,000 pursuant to an acquisition of an interest in the Amayapampa property (Note 4). Each special warrant may be exchanged for one common share at no additional cost on the earlier of the date a receipt is issued for the prospectus by the British Columbia Securities Commission and March 8, 1997.

         ii) issued 700,000 special warrants at a value of $2,870,000 pursuant to the acquisition of Yamin Ltda (Note 4). Each special warrant may be exchanged for one common share at no additional cost on the earlier of the date a receipt is issued for the prospectus by the British Columbia Securities Commission and April 1, 1997.

8.       INCOME TAXES

         The Company has $768,000 of non-capital losses available to apply against future Canadian income for tax purposes and which expire during the fiscal years 1997 through 2004.

9.       RELATED PARTY TRANSACTIONS

         During the year, the Company was charged $164,968 (1995 - $307,371; 1994 - $25,644) for general, office and administrative costs from a corporation related through officers and directors in common with the Company of which $22,750 is outstanding at April 30, 1996 (1995 - $8,114; 1994 $Nil).

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

         During the year ended April 30, 1994 the Company received advances of $229,126 from parties in which the Company's president is a principal and $22,575 from a former director. A foreign exchange loss of $35,187 was incurred in respect of amounts denominated in U.S. dollars owing to related parties as at April 30, 1993 and settled during the year ended April 30, 1994. The total outstanding at April 30, 1994 of $254,770 was repaid during fiscal 1995.

         All amounts are repayable on demand without interest.

10.      SEGMENTED INFORMATION

         The Company operates in one industry, the exploration for and extraction of precious metals.

           APRIL 30, 1996                  CANADA          BOLIVIA           TOTAL
         -----------------------------------------------------------------------------
           Net income (loss)            $  (186,091)    $        121    $  (185,970)
           Identifiable assets            4,951,634       21,046,789     25,998,423
           Capital expenditures                   -       13,339,380     13,339,380

           April 30, 1995                     Canada         Bolivia           Total
         -----------------------------------------------------------------------------
           Net income (loss)            $   (51,686)    $          -    $   (51,686)
           Identifiable assets            4,204,046        7,728,995     11,933,041
           Capital expenditures                   -        7,623,326      7,623,326

           April 30, 1994                     Canada         Bolivia           Total
         -----------------------------------------------------------------------------
           Net income (loss)            $  (206,111)    $          -    $  (206,111)
           Identifiable assets              749,869           10,646        760,515
           Capital expenditures                   -           10,646         10,646

11. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICES

         Accounting under the United States and Canadian generally accepted accounting principles ("GAAP") is substantially the same except for the following:

         Consolidated Statement of Changes in Financial Position

         Under U.S. GAAP, the consolidated statement of changes in financial position is called a statement of cash flows and reflects only cash transactions affecting financing and investing activities, whereas Canadian GAAP requires non-cash activities to be included. Under U.S. GAAP the following transactions would be excluded from the consolidated statement of changes in financial position:

DA CAPO RESOURCES LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 1996, 1995 AND 1994
- --------------------------------------------------------------------------------

                                                                 1996             1995              1994
         ---------------------------------------------------------------------------------------------------
          Financing activities:
            Under Canadian GAAP                             $ 10,919,758    $  11,490,833    $    1,454,280
            Common shares issued for property                 (2,300,000)      (1,510,000)                -
            Special warrants issued for subsidiary            (2,870,000)               -                 -
            Special warrants issued for property, net of
            costs                                             (4,348,750)               -                 -
                                                            ------------    -------------    --------------
          Under United States GAAP                             1,401,008        9,980,833         1,454,280

          Investing activities:
            Under Canadian GAAP                              (12,930,780)      (7,623,326)          (10,646)
            Acquisition of subsidiary                          2,870,000                -                 -
            Acquisition of resource properties                 6,648,750        1,510,000                 -
                                                            ------------    -------------    --------------
            Under United States (GAAP)                        (3,412,030)      (6,113,326)          (10,646)

          Net change under U.S. GAAP                        $          -    $           -    $            -
                                                            ============    =============    ==============


12.      SUBSEQUENT EVENTS

         Subsequent to April 30, 1996, the Company:

         (a) on June 28, 1996 entered into an agreement to lease the remaining 25% interest in two of the concessions comprising the Amayapampa property for a ten year period with a ten year renewal option. Lease payments are U.S.$7,000 per month for the first two years and U.S$10,000 per month for the remaining eight years;

         (b) allowed one concession on the San Gerardo property with an option price of U.S.$120,000 to lapse;

         (c) on August 16, 1996 entered into an agreement with Granges Inc. to amalgamate the two companies into one legal entity Vista Gold Corp. ("Vista Gold"). On the amalgamation becoming effective, each issued common share of Granges Inc. will be exchanged for one Vista Gold common share and each issued common share of the Company will be exchanged for two common shares of Vista Gold.

         (d) filed a prospectus to qualify 1,700,000 common shares for issue and distribution on the exercise of Special Warrants (Note 7).

                 These shares were issued on August 14, 1996.

                                   SCHEDULE I

                                                                       Conformed
- --------------------------------------------------------------------------------

                                  FORM 10-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

     [X]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 For the fiscal year ended December 31, 1995

          [ ]  TRANSITION REPORT PURSUANT TO Section 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)
                    For the transition period from         to
                                                  ---------   --------
Commission File Number 1-9025

                                  GRANGES INC.
             (Exact Name of Registrant as Specified in its Charter)

  Province of British Columbia                                None
 (State or other Jurisdiction of            (IRS Employer Identification Number)
 Incorporation or Organization)

                 Suite 3000
            370 Seventeenth Street
              Denver, Colorado                                80202
   (Address of Principal Executive Offices)                 (Zip Code)

                                (303) 629-2450
             (Registrant's Telephone Number, Including Area Code)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

              Title of each class                           Registered on
              -------------------                           -------------
        Common Shares without par value                American Stock Exchange
                                                       Toronto Stock Exchange

SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:         None

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the
filing requirements for the past 90 days. Yes  x   No
                                              ---     ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to
this Form 10-K                                                              [ ]

The aggregate market value of outstanding Common Shares of the Registrant which may be voted held by non-affiliates of the Company was approximately US $95,249,676.

As of March 27, 1996, 46,181,661 Common Shares of the Registrant were outstanding.

               DOCUMENTS INCORPORATED BY REFERENCE:        None

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


GLOSSARY OF TERMS, CURRENCY AND METRIC                          Certain Canadian Income Tax Considerations
    CONVERSION TABLE  . . . . . . . . . . . .     3                 for United States Persons   . . . . .   25

                      PART I  . . . . . . . .     6         ITEM 6. SELECTED FINANCIAL DATA   . . . . . .   25
                                                                Exchange Rates  . . . . . . . . . . . . .   27
ITEM 1.  BUSINESS.  . . . . . . . . . . . . .     6
    General   . . . . . . . . . . . . . . . .     6         ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS
    Segmented Financial Information   . . . .     7                 OF FINANCIAL CONDITION AND RESULTS OF
    Corporate Organization Chart  . . . . . .     7                 OPERATIONS  . . . . . . . . . . . . .   27
    Significant Developments in 1995  . . . .     8             Introduction  . . . . . . . . . . . . . .   27
         Granges-Hycroft Amalgamation and Atlas                 Results of Operations   . . . . . . . . .   28
             Agreement  . . . . . . . . . . .     8                 1995 Compared With 1994   . . . . . .   28
         New Exploration Agreements - Peru  .     8                 1994 Compared with 1993   . . . . . .   30
         New Exploration Agreements - Nevada      8                 Liquidity and Capital Resources   . .   31
         Acquisition of Shares of Zamora Gold     9             Outlook   . . . . . . . . . . . . . . . .   32
         Sale to Aur Resources Inc. . . . . .     9             Reclamation and Environmental Costs   . .   33
         New Exploration Office . . . . . . .     9                 Reclamation   . . . . . . . . . . . .   33
         Reduction of Share Capital . . . . .     9                 Brimstone Project   . . . . . . . . .   33
         Directors  . . . . . . . . . . . . .    10                 Regulatory Compliance and Other
         Management . . . . . . . . . . . . .    10                     matters   . . . . . . . . . . . .   33
         Shareholders' Rights Plan  . . . . .    10
         Operations . . . . . . . . . . . . .    10         ITEM 8. CONSOLIDATED FINANCIAL STATEMENTS AND
         Subsequent Events  . . . . . . . . .    10                 SUPPLEMENTARY DATA  . . . . . . . . .   34
    Refining and Marketing  . . . . . . . . .    11
         Gold and Silver Sales  . . . . . . .    11         ITEM 9. CHANGES IN AND DISAGREEMENTS WITH
         Hedging and Metal Sales Commitments     12                 ACCOUNTANTS ON ACCOUNTING AND
    Exploration and Business Development  . .    13                 FINANCIAL DISCLOSURE  . . . . . . . .   58
    Property Interests and Mining Claims  . .    13
    Reclamation   . . . . . . . . . . . . . .    14                              PART III   . . . . . . .   59
    Government Regulation   . . . . . . . . .    14
    Environmental Regulation  . . . . . . . .    14         ITEM 10.    DIRECTORS AND EXECUTIVE OFFICERS
    Competition   . . . . . . . . . . . . . .    15                     OF THE REGISTRANT   . . . . . . .   59
    Employees   . . . . . . . . . . . . . . .    15             Directors of Granges  . . . . . . . . . .   59
                                                                Executive Officers  . . . . . . . . . . .   61
ITEM 2.  PROPERTIES . . . . . . . . . . . . .    15
    Operations  . . . . . . . . . . . . . . .    15         ITEM 11.    EXECUTIVE COMPENSATION  . . . . .   62
    Hycroft Mine  . . . . . . . . . . . . . .    15             Summary Compensation Table  . . . . . . .   62
         Description of Properties  . . . . .    16             Compensation Pursuant to Plans  . . . . .   63
         Geology and History  . . . . . . . .    16                 Stock Option Plans  . . . . . . . . .   63
         Mining and Processing  . . . . . . .    17                 Option Grants   . . . . . . . . . . .   63
         Ore Reserves . . . . . . . . . . . .    17                 Aggregated Option Exercises and Value
         Operating Statistics . . . . . . . .    18                     of Unexercised Options  . . . . .   64
         Brimstone Project  . . . . . . . . .    18                 Outstanding Options   . . . . . . . .   65
         Mine Site Exploration  . . . . . . .    19                 Cash Bonus Plans  . . . . . . . . . .   65
    The Gold Bar Properties   . . . . . . . .    19                 Pension and Retirement Savings Plans    65
         Description of Properties  . . . . .    19             Employment Contracts and Termination of
         Terms of the Joint Venture . . . . .    20                 Employment on Change of Control   . .   65
    Undeveloped Mineral Properties  . . . . .    21             Composition of the Compensation Committee   66
         1995 Exploration . . . . . . . . . .    21             Report of the Compensation Committee  . .   66
    1996 Exploration Plan   . . . . . . . . .    23             Performance Graph   . . . . . . . . . . .   68
                                                                Compensation of Directors   . . . . . . .   68
ITEM 3.  LEGAL PROCEEDINGS  . . . . . . . . .    23
                                                            ITEM 12.    SECURITY OWNERSHIP OF CERTAIN
ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF                               BENEFICIAL OWNERS AND MANAGEMENT    68
         SECURITY HOLDERS . . . . . . . . . .    23
                                                            ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED
                      PART II . . . . . . . .    24                     TRANSACTIONS  . . . . . . . . . .   70

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY              PART IV . . . . . . . . . . . . . . . . . . .   71
         AND RELATED STOCKHOLDER MATTERS  . .    24
    Price Range of Common Shares and Warrants    24         ITEM 14.  EXHIBITS, FINANCIAL STATEMENT
    Dividends   . . . . . . . . . . . . . . .    24             SCHEDULES AND REPORTS ON FORM 8-K   . . .   71
    Exchange Controls   . . . . . . . . . . .    24
                                                            SIGNATURES  . . . . . . . . . . . . . . . . .   75

            GLOSSARY OF TERMS, CURRENCY AND METRIC CONVERSION TABLE

GLOSSARY OF TERMS

"Atlas" means Atlas Corporation.

"Amalgamation" means the amalgamation of Granges Inc. and Hycroft Resources and Development Corporation, effective on May 1, 1995.

"Amalgamation Agreement" means the amalgamation agreement between Granges Inc. and Hycroft Resources and Development Corporation dated February 24, 1995.

"Aur" means Aur Resources Inc.

"breccia" means rock consisting of fragments, more or less angular, in a matrix of finer-grained material or of cementing material.

"Common Shares" means common shares without par value of Granges.

"Company" means the consolidated group, after the Amalgamation, consisting of Granges and its subsidiaries Hycroft Inc., Hycroft Lewis, Granges (U.S.), Granges (Canada) Inc., Granges (Arizona) Inc.

"cut-off grade" means the minimum grade of ore used to establish reserves.

"dore bar" means an unrefined gold and silver bullion bar consisting of approximately 90% precious metals which will be further refined to almost pure metal.

"en echelon" means parallel structural features, such as veins or faults, that are offset like the edges of shingles on a roof when viewed from the side.

"Gold Bar Properties" means a portion of 1194 claims comprising approximately 34 square miles held by Atlas in the vicinity of Atlas' Gold Bar property near Eureka, Nevada.

"Granges" means Granges Inc.

"Granges (U.S.)" means Granges (U.S.), Inc., a wholly-owned subsidiary of Granges.

"heap leach" means, as a gold extraction method, to percolate a cyanide solution through crushed ore heaped on an impervious pad or base.

"Hycroft" means the consolidated group, prior to the Amalgamation, consisting of Hycroft Corp. and its subsidiaries Hycroft Inc. and Hycroft Lewis.

"Hycroft Corp." means Hycroft Resources & Development Corporation.

"Hycroft Inc." means Hycroft Resources & Development, Inc., a wholly-owned subsidiary of Hycroft Corp. prior to the Amalgamation and a wholly-owned subsidiary of Granges after the Amalgamation.

"Hycroft Lewis" means Hycroft Lewis Mine, Inc., a wholly-owned subsidiary of Hycroft Inc.

"Inca Pacific" means Inca Pacific Resources Inc.

"International Curator" means International Curator Resources Ltd.

"Joint Venture" means joint venture agreement between Granges and Atlas for exploration and development of Atlas' Gold Bar Properties near Eureka, Nevada.

"massive sulphides" means a continuous body of compounds of sulphur in which zinc, lead and copper minerals predominate over host rock minerals.

"mineralization" means material containing valuable minerals.

"ore" means material containing valuable minerals that can be economically extracted.

"Peru Syndicate" means The Peru Syndicate S.A.

"proven reserves" means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings, or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth, and mineral content of reserves are well-established.

"probable reserves" means reserves for which quantity and grade and/or quality are computed from information similar to that used for proven reserves, but the sites for inspection, sampling, and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance although lower than that for proven reserves, is high enough to assume continuity between points of observation.

"reserve" or "ore reserve" mean that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

"Reserve Report" means a report which satisfies the United States Securities and Exchange criteria for reporting reserves to be completed by Granges as provided under the terms of the Joint Venture.

"Rights Plan" means the shareholders' rights plan of Granges that was adopted at a special shareholders' meeting on September 29, 1995.

"shallow plunging rods" means rod-shaped bodies inclined downwards from the surface at a relatively shallow angle with reference to the horizontal.

"strike", when used as a noun, means the direction, course or bearing of a vein or rock formation measured on a level surface, and, when used as a verb, means to take such direction, course or bearing.

"stringer sulphides" means a network of small non-persistent veins of sulphide minerals.

"volcaniclastic" means derived by ejection of volcanic material from a volcanic vent.

"Zamora" means Zamora Gold Corp.

CURRENCY

Unless otherwise specified, all dollar amounts in this report are expressed in Canadian dollars.

The exchange rate at the end of each of the five years to December 31, 1995, and the average, the high and the low rates of exchange for each year in that five-year period, are set forth in "Item 6 - Selected Financial Data". These exchange rates are expressed as the amount of United States funds equivalent to one Canadian dollar, being the noon buying rates in New York City for cable transfers in Canadian dollars, as certified for customs purposes by the Federal Reserve Bank of New York. On March 20, 1996 this noon buying rate was 1.3597 (Canadian $1.00 equals US $0.7355).

METRIC CONVERSION TABLE

TO CONVERT IMPERIAL MEASUREMENT UNITS         TO METRIC MEASUREMENT UNITS               MULTIPLY BY
Acres . . . . . . . . . . . . . . . . . . .   Hectares  . . . . . . . . . . . . . . .      0.4047

Feet  . . . . . . . . . . . . . . . . . . .   Metres  . . . . . . . . . . . . . . . .      0.3048

Miles . . . . . . . . . . . . . . . . . . .   Kilometres  . . . . . . . . . . . . . .      1.6093

Tons (short)  . . . . . . . . . . . . . . .   Tonnes  . . . . . . . . . . . . . . . .      0.9071

Ounces (troy) . . . . . . . . . . . . . . .   Grams . . . . . . . . . . . . . . . . .      31.103

Ounces (troy) per ton (short) . . . . . . .   Grams per tonne . . . . . . . . . . . .      34.286



                                     PART I

ITEM 1.  BUSINESS.

GENERAL

The Company is engaged, directly and through joint ventures, in the exploration for and the acquisition, development and operation of mineral properties in North and South America. Since 1971, the Company and its predecessor companies, previously owned by Granges AB of Sweden, have held participating interests in six mines, four of which were discovered by the Company. The Company has also operated four of the six mines.

During 1995, the Company's principal mining operation and source of earnings was the Hycroft mine (formerly known as Crofoot/Lewis mine) in the United States which produces gold and by-product silver. The Company also realized a significant non-recurring gain on the sale of all of its base metal exploration properties in Saskatchewan and Manitoba to Aur Resources Inc. See "Significant Developments in 1995 - Sale to Aur Resources Inc." below. In addition to exploration work being carried out at the Hycroft mine, the Company has approximately 22 undeveloped mineral properties covering approximately 180,800 hectares (446,750 acres) in various stages of evaluation. The Company has approximately 260 full-time permanent employees.

During 1995, the Company took actions to increase its focus on precious metals, which included entering into exploration agreements respecting new properties in Peru and Nevada, acquiring a significant land position in Ecuador through its acquisition of 41 percent equity interest in Zamora Gold Corp. and selling all of its base metal exploration properties. See "Significant Developments in 1995 - New Exploration Agreements", "Significant Developments in 1995 - Acquisitions of Shares of Zamora Gold" and "Significant Developments in 1995 - Sale to Aur Resources Inc." below.

Granges and Hycroft Corp. were both incorporated under and governed by the laws of the Province of British Columbia, Canada. Granges was originally incorporated on November 28, 1983 under the name Granges Exploration Ltd. In November 1983 Granges acquired all the mining interests of Granges AB in Canada. On June 28, 1985 Granges Exploration Ltd. and Pecos Resources Ltd. amalgamated under the name Granges Exploration Ltd. and on June 9, 1989 Granges Exploration Ltd. changed its name to Granges Inc. On May 1, 1995 Granges and
Hycroft Corp. were amalgamated under the name of "Granges Inc.".   See
"Significant Developments in 1995 - Granges-Hycroft Amalgamation and Atlas Agreement" below.

As of February 12, 1996, Granges moved its executive office from Vancouver, British Columbia to Denver, Colorado. The current addresses, telephone and facsimile numbers of the offices of Granges are:

          EXECUTIVE OFFICE                            REGISTERED AND RECORDS OFFICE
          ----------------                            -----------------------------
             Suite 3000                                         Suite 709
       370 Seventeenth Street                             700 West Pender Street
       Denver, Colorado 80202                            Vancouver, B.C.  V6C 1G8
     Telephone: (303) 629-2450                          Telephone: (604) 687-2831
     Facsimile: (303) 629-2499                          Facsimile: (604) 687-8699


The Company had one mine in operation during 1995. Operations have been suspended since 1989 at the Tartan mine in Manitoba. The chart on page 7 shows the Company's interests in the Hycroft mine and all of its subsidiaries after giving effect to the Amalgamation. Detailed information on the Hycroft mine is contained in "Item 2 - Properties".

The Company derives all of its current revenues from the sale of gold and silver extracted from the Hycroft mine. In fiscal 1993, 1994 and 1995 revenues from sales of gold and silver were $45 million, $54 million and $56 million, respectively. In fiscal 1993 revenues from sales of copper and zinc were $10 million.

SEGMENTED FINANCIAL INFORMATION

The Company operates in the mining industry in Canada and the United States. See note 19 to the consolidated financial statements in Item 8 of this Report for information on the Company's sales, earnings from operations and identifiable assets by geographic area.

CORPORATE ORGANIZATION CHART

             [Flowchart showing Granges, Inc. organization chart
               of operations in Canada and the United States.]

Notes:

(1) Acquisition of 41 percent in Zamora Gold Corp. was completed on October 6, 1995.

(2) Before the Amalgamation was effective on May 1, 1995, Granges owned approximately 50.5 percent of the issued common shares of Hycroft Corp. which owned 100 percent of Hycroft Inc. See "Significant Events
         - Granges-Hycroft Amalgamation and Atlas Agreement" below.

SIGNIFICANT DEVELOPMENTS IN 1995

GRANGES-HYCROFT AMALGAMATION AND ATLAS AGREEMENT

Each of Granges and Hycroft announced on January 13, 1995 that Granges had made an amalgamation proposal to Hycroft for its consideration. On that date a special committee of the directors of Hycroft who were not directors or officers of Granges was constituted for the purpose of reviewing the amalgamation proposal. The special committee engaged independent legal and financial advisors to assist the committee in its deliberations, to prepare a valuation of the outstanding shares of both Granges and Hycroft and to provide a fairness opinion to the minority shareholders of Hycroft. Granges also engaged financial advisors to provide a valuation and fairness opinion to the Granges shareholders.

Following extensive discussions and negotiations between the Hycroft special committee and its representatives and management and the Board of Directors of Granges, the Board of Directors of Granges and the Hycroft special committee agreed to a share exchange ratio that provided for Hycroft shareholders to receive 0.88 of a common share of the amalgamated company for each common share of Hycroft. Each Granges shareholder received one share of the amalgamated company for each common share of Granges. The financial advisors of Granges and Hycroft each rendered an opinion to the shareholders of Granges and Hycroft respectively as to the fairness of the share exchange ratios agreed.

On February 24, 1995 each of the Boards of Directors of Granges and Hycroft approved the terms of an amalgamation agreement, which the companies entered into on that same date. The Amalgamation Agreement included the share exchange ratios agreed to and provided for the amalgamated company to be called "Granges Inc.". On March 30, 1995 the shareholders of each of Granges and Hycroft Corp. approved the Amalgamation and the Amalgamation was effective as of May 1, 1995.

NEW EXPLORATION AGREEMENTS - PERU

In July 1995, Granges entered into an agreement with Inca Pacific Resources Inc. and The Peru Syndicate S.A. to explore for gold on the Cerro Conor Punta property in Peru. This property totals 6,800 hectares and is within six kilometres of the Yanacocha district, which supports several current gold mining operations. Granges can earn a 100 percent interest in the property though a series of payments totalling US$250,000 plus expenditures of US$1,050,000 on the property over four years. All but the first instalment of payments and expenditures are contingent upon positive exploration results, due diligence and the Company's election to continue. An intensive work program on the property including field reconnaissance and a mapping program was conducted in 1995. If Granges exercises its option, Inca Pacific and the Peru Syndicate will retain a two percent net smelter returns royalty on all production from the property.

The Cerro Conor Punta property is within 6 kilometres of the Yanacocha district (which includes Carachugo and Maqui Maqui) and the Michiquillay copper/gold porphyry deposit. The Yanacocha Mine is the largest gold mine in South America with production of 552,000 ounces of gold in 1995.

The Cerro Conor Punta property is largely underlain by tertiary volcanics of younger age than Yanacocha host rocks. Erosional windows into older rocks show Cretaceous limestones and argillites. The property is prospective for gold-skarn, porphyry copper/gold and disseminated oxide-gold deposits.

NEW EXPLORATION AGREEMENTS - NEVADA

On October 4, 1995, Granges and Atlas signed a letter agreement which sets out the principal terms and conditions under which Atlas will make available to Granges an opportunity to earn a 50 percent undivided interest in a portion of 1,194 claims comprising approximately 34 square miles (21,700 acres) held by Atlas in the vicinity of Atlas' Gold Bar property near Eureka, Nevada. A formal joint-venture agreement was executed by Granges and Atlas on September 29, 1995. See "Properties - The Gold Bar Properties" below.

ACQUISITION OF SHARES OF ZAMORA GOLD

On October 6, 1995, Granges completed its acquisition of 41 percent of the outstanding shares of Zamora Gold Corp.

The acquisition involved the private placement by Zamora to Granges of 8,000,000 units, each consisting of one common share of Zamora and one common share purchase warrant, at a price of US$0.60 per unit for a total subscription price of US$4.8 million. Each warrant entitles Granges to purchase one common share of Zamora at a price of US$0.75 until October 4, 1997. The 8,000,000 common shares purchased resulted in Granges initially owning 41% of the issued and outstanding common shares of Zamora.

In accordance with the private placement subscription agreement that was entered into between Zamora and Granges on August 28, 1995, the transaction was submitted to the shareholders of Zamora for their approval at a special meeting held on Wednesday, October 4, 1995. At this meeting, the shareholders of Zamora approved the private placement and also approved a new board of directors consisting of: Michael Richings, the President and Chief Executive Officer of Granges; David Sinclair, the Chairman of the Board of Granges; David Birkenshaw, the Vice Chairman of the Board of Granges and the Chairman of Atlas Corporation; Michael Bickers, the former Chairman and Chief Executive Officer of Zamora; and David Jones a former director of Zamora. The new Board of Directors of Zamora appointed Michael Richings the Chairman and Chief Executive Officer of Zamora.

Concurrent with the closing of the private placement, Granges and Zamora entered into a management services contract under which Granges agreed to provide management and technical services to Zamora at cost.

Zamora is a Canadian mineral exploration company that controls a large land position in the Nambija gold district of southern Ecuador. Zamora has made recent discoveries of both high grade gold zones and more extensive breccia zones at the Mina Real concession.

SALE TO AUR RESOURCES INC.

In July 1995, Granges entered into an agreement to sell the remainder of its base metal exploration properties in Saskatchewan and Manitoba to Aur Resources Inc. For these 39 properties, Granges received 1,250,000 shares in Aur and reserved a royalty equal to two percent of future net smelter returns from the properties, subject to Aur's right to purchase half of that royalty for $1.0 million.

NEW EXPLORATION OFFICE

On September 1, 1995, Granges established an exploration office for the western United States and Mexico in Reno, Nevada, from which regional gold exploration will be conducted. The Reno office is overseen by Ted Wilton who, prior to joining Granges in June, was Vice President and Regional Managing Geologist at Independence Mining Company Inc.

REDUCTION OF SHARE CAPITAL

At an extraordinary general meeting of Granges held on March 30, 1995 the shareholders of Granges approved a reduction of the share capital and contributed surplus of Granges by approximately $72.6 million and $3.8 million respectively, with a corresponding decrease in Granges' accumulated deficit of approximately $76.4 million. The effect of this capital reduction was to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994 after giving effect to the estimated costs of the Amalgamation. The capital reduction did not give rise to any gain or loss to Granges shareholders and allowed the newly amalgamated company to start its corporate existence with a balance sheet that was not burdened by the deficit accumulated in prior periods.

On April 7, 1995 the capital reduction was approved by the British Columbia Supreme Court, which allowed the capital reduction to become effective immediately thereafter.

DIRECTORS

The Amalgamation Agreement specified that from the date of the Amalgamation until October 1, 1995, Granges would have 11 directors as follows:

      John S. Auston           Kenneth E. Mathews            Alan G. Thompson
      David Birkenshaw         Michael Richings              John Walton
      William Calhoun          David R. Sinclair             Peter Walton
      James Dunnett            Peter Steen

Each of the above directors continue to hold office with the exception of John Auston, Ken Mathews and James Dunnett who held office only until September 30, 1995 and Peter Steen who held office only until March 1, 1996. Two of the four vacancies on the board of directors so created were not filled by the remaining directors and two of the remaining vacancies were filled by the appointment as directors of Granges of Keith Steeves, businessman, effective October 1, 1995 and C. Thomas Ogryzlo, mining engineer, effective March 8, 1996.

MANAGEMENT

The Amalgamation Agreement provided for John S. Auston to be the President and Chief Executive Officer of Granges with his term as President and Chief Executive Officer ending concurrently with the end of his term as a director. John S. Auston resigned as President and Chief Executive Officer and director as of June 1, 1995. Michael Richings (who became a director on May 1, 1995) was appointed on May 9, 1995 to succeed John S. Auston as President and Chief Executive Officer of Granges.

On May 1, 1995, Paul N. Wright was appointed Vice President Mining and Project Development. On the same date, David R. Sinclair, formerly Chairman of Hycroft, became Chairman of Granges. In July 1995, the Senior Vice President Exploration, Frederick Felder, left Granges.

SHAREHOLDERS' RIGHTS PLAN

On May 1, 1995, the Board of Directors adopted a shareholders' rights plan. Its purpose is to ensure fair treatment of all shareholders in the event of any takeover bid for the corporation or any acquisition of a controlling bloc of shares. The plan allows the Board sufficient time to give considered attention to any unsolicited offer for the Company and to explore and develop alternatives for maximizing shareholder value.

OPERATIONS

See "Item 7. - Management's Discussion and Analysis of Financial Condition and Results of Operations".

SUBSEQUENT EVENTS

On December 31, 1995, the general counsel and corporate secretary, Janis Busse, left Granges. On January 1, 1996, the Company appointed Nancy Larson, who was previously Corporate Solicitor/Manager Investor Relations of Granges, to become Corporate Secretary/Manager Investor Relations.

On February 28, 1996 Granges, through its subsidiary, Hycroft Inc., arranged a secured stand-by credit facility. The facility is available for drawdown until December 31, 1996, in dollars or as a gold loan, to a maximum of US$13.0 million or the gold ounce equivalent thereof (not to exceed 35,000 ounces). Drawdowns under the facility bear interest at LIBOR plus 1.60 percent for dollar loans and gold lease rates plus 1.60 percent for gold loans. The loan is repayable in seven semi-annual instalments commencing on the earlier of 12 months after the first drawdown or June 30, 1997. In the event Hycroft Inc. generates cash surpluses after debt service, it is required to make annual prepayments equal to 25 percent of its excess cash flow, up to a maximum of US$2.5 million annually and US$5.0 million in aggregate.

In addition to the loan facility, Hycroft Inc. also entered into a standby hedging facility on February 28, 1996 for up to 275,000 ounces of gold for deliveries up to the year 2001. Both the hedging and credit facilities are secured by the assets at the Hycroft mine and guarantees from Granges and Hycroft Lewis.

On February 29, 1996, the company entered into a Letter of Intent with L. B. Mining Company to enter into an option agreement to acquire the Guariche gold project in southeastern Venezuela. Subject to due diligence and Granges satisfying itself during a four-month option period that the project contains 500,000 ounces of proven and probable gold reserves, Granges may acquire the property for US$15 million of which US$5 million is payable in special warrants to acquire Granges shares and the balance in cash. Granges has also agreed to pay (i) US$30 per ounce for additional proven and probable gold reserves on the property above the initial 500,000 ounces up to one million ounces; and (ii) a
7.5 percent Net Smelter Royalty in respect of any additional proven and probable gold reserves in excess of 1,000,000 ounces. Granges' expenditure commitment is US$600,000 during the option period, an additional US$1.0 million within the first 12-month period after the property is acquired, and a further US$1.0 million within the following 12-month period.

REFINING AND MARKETING

The Hycroft mine produces dore which is processed by Metalor USA Refining Corporation in North Attleboro, Massachussetts. Gold and silver can be sold on numerous markets throughout the world, and the market price is readily ascertainable. Alternate refiners for silver and gold produced from the Hycroft mine are available if necessary. As a result of the large number of available gold and silver purchasers, the Company is not dependent upon the sale to any one customer of either its gold or silver.

GOLD AND SILVER SALES

The profitability of gold and base metal mining is directly related to the market price of the metal compared with the cost of production. The following is a brief description of factors affecting and historical trends in the market prices of gold and silver, which account for most of the Company's revenue. A description of the Company's hedging and forward sales commitments also follows.

Gold prices fluctuate widely and are affected by numerous factors, including expectations with respect to the rate of inflation, the market value of various currencies (specifically, the US dollar relative to other currencies), interest rates, global and regional political and economic crises and governmental policies with respect to gold holdings by a nation or its citizens.

The demand for and supply of gold affect gold prices but not necessarily in the same manner as supply and demand affect the prices of other commodities. The supply of gold consists of a combination of new mine production and existing stocks of bullion and fabricated gold held by governments, public and private financial institutions, industrial organizations and private individuals.

The price of silver, while related somewhat to the price of and affected to some extent by the same factors as gold, is more subject to normal supply and demand factors. Silver has a wide range of industrial uses on the demand side and is subject to both mine production and substantial secondary supply from scrap and dishoarding on the supply side. Silver inventories held by metal exchanges remained high during the 1980's and 1990's and lower industrial and consumer demand and relatively high interest rates continued to depress the price of silver during much of that period.

The following table sets out the annual high and low gold prices per troy ounce in the London bullion market in US dollars for the years indicated:

                                         High               Low
                                         ----               ---
                          1995          US $396            US $372

                          1994              396                370

                          1993              406                326

                          1992              360                330

                          1991              403                334


            Source: Bloomberg

On December 29, 1995, the morning fixing price of gold on the London bullion market was US $388 per ounce.

The following table sets out the annual high and low silver price per ounce (Handy & Harmon New York Prices) in US dollars for the years indicated:


                                          High                     Low
                                          ----                     ---
                        1995            US $6.01                US $3.39

                        1994                5.80                    4.63

                        1993                5.37                    3.55

                        1992                4.32                    3.63

                        1991                4.53                    3.58


The Handy & Harmon price for silver on December 29, 1995 was US $5.11 per ounce.

HEDGING AND METAL SALES COMMITMENTS

The Company may from time to time protect against falling gold prices through forward sales of future production. Under this hedging process the sales price of gold to be delivered at a future date is fixed at the time the forward sale is made, thus eliminating the effect of any future gold price fluctuations. Revenue from these forward sales is recognized when the gold is due to be delivered. At December 31, 1995 the Company had sold forward 12,000 ounces of gold at an average price of US $383.33 per ounce for delivery in 1996 and 19,000 ounces of gold are covered by options with a minimum price of $392 per ounce and a maximum price of $465 per ounce, for delivery in 1996. The Company's board of directors regularly reviews the Company's forward sales arrangements. The level of future forward sales would depend in part upon the Company's assessment of gold market conditions at the relevant time.

The Company has a trading facility to hedge up to a maximum of approximately 50% of its production for the next five years.

EXPLORATION AND BUSINESS DEVELOPMENT

The Company conducts a comprehensive exploration program in the United States, Latin America and Canada and evaluates specific exploration and advanced business development opportunities throughout the world. The Company's exploration and business development activities are focused on gold. The Company has major exploration projects underway at the Hycroft mine, the Gold Bar Properties and at the Nambija exploration project of Zamora.

The Company's exploration activities are headquartered in Denver, Colorado with a district exploration office in Reno, Nevada. The exploration department has a permanent staff of 11 people which includes geologists and support staff. Consultants and contract personnel are used for specific projects and tasks.

The Company spent $5.7 million on exploration in 1995: $242,000 on international exploration programs, $3.0 million in the United States (including $1.5 million on exploration at the Hycroft mine) and $2.3 million in Canada.

In November 1995, the board of directors of Granges reviewed and approved the 1996 exploration program. During 1996 a total of US$6.1 million will be spent on exploration, including US$2.5 million in Nevada, US$1.3 million in Latin America and US$2.3 million to be carried out by Zamora in South America. An estimated US$1.4 million will be spent on exploration at the Hycroft mine. Actual expenditures will vary because of the acquisition of new properties and the results of exploration activities at exploration properties and the Hycroft mine.

See "Properties - 1995 Exploration Plan" and "Properties - 1996 Exploration Plan" below.

PROPERTY INTERESTS AND MINING CLAIMS

In the United States, most of the Company's exploration activities are conducted within the state of Nevada. Mineral interests may be owned in Nevada by (i) the United States, (ii) the state of Nevada or (iii) private parties. Where prospective mineral properties are owned by private parties or by the state, some type of property acquisition agreement is necessary in order for the Company to explore or develop such property. Generally, these agreements take the form of long-term mineral leases under which the Company acquires the right to explore and develop the property in exchange for periodic cash payments during the exploration and development phase and a royalty, usually expressed as a percentage of gross production or net profits derived from the leased properties if and when mines on the properties are brought into production. Other forms of acquisition agreements are exploration agreements coupled with options to purchase and joint venture agreements. Where prospective mineral properties are held by the United States, mineral rights may be acquired through the location of unpatented mineral claims upon unappropriated federal land. If the statutes and regulations for the location of a mining claim are complied with, the locator obtains a valid possessory right to develop and produce minerals from the claim. The right can be freely transferred and is protected against appropriation by the government without just compensation. The claim locator also acquires the right to obtain a patent or fee title to his claim from the federal government upon compliance with certain additional procedures.

Mining claims are subject to the same risk of defective title that is common to all real property interests. Additionally, mining claims are self-initiated and self-maintained and therefore, possess some unique vulnerabilities not associated with other types of property interests. It is impossible to ascertain the validity of unpatented mining claims from public real estate records and, therefore, it can be difficult or impossible to confirm that all of the requisite steps have been followed for location and maintenance of a claim. If the validity of an unpatented mining claim is challenged by the Bureau of Land Management or Forest Service on the grounds that mineralization has not been demonstrated, the claimant has the burden of proving the presenting economic feasibility of mining minerals located thereon. Such a challenge might be raised upon submittal of a patent application or if the government seeks to include the land in an area to be dedicated to another use.

RECLAMATION

Although reclamation is conducted concurrently with mining, whenever feasible, the Company generally is required to mitigate long-term environmental impacts by stabilizing, contouring, resloping, and revegetating various portions of a site once mining and mineral processing operations are completed. These reclamation efforts are conducted in accordance with detailed plans which have been reviewed and approved by the appropriate regulatory agencies.

The reclamation and closure costs for the Company's mines are estimated by management as follows:

Hycroft mine (US$5.1 million)                                    $7.1 million
Tartan Lake mine                                                  1.0 million
                                                                 ------------
                                                                 $8.1 million
                                                                 ============

These costs are charged to earnings over the life of the mine and the provision to date is $4.7 million. As part of the terms of the sale of the Company's interest in the Trout Lake mine in 1994, Hudson Bay Mining and Smelting Co., Ltd. has assumed all environmental liabilities arising from past or future activities of that mine.

As reported in the Company's Form 20-F for 1994, an amended Crofoot/Lewis Mine Reclamation Plan that included the Brimstone deposit was submitted to the Nevada Bureau of Land Management (the "BLM") in March 1994. In April 1995 the BLM approved the plan and a surety bond in the amount of US$5.1 million was posted to secure reclamation obligations under the plan.

GOVERNMENT REGULATION

Mining operations and exploration activities are subject to various national, state, provincial and local laws and regulations in the United States, Canada and other jurisdictions, which govern prospecting, development, mining, production, exports, taxes, labour standards, occupational health, waste disposal, protection of the environment, mine safety, hazardous substances and other matters. The Company has obtained or has pending applications for those licences, permits or other authorizations currently required to conduct its operations. The Company believes that it is complying in all material respects with applicable mining, health, safety and environmental statutes and the regulations passed thereunder in the United States, Canada and the other jurisdictions in which the Company operates and there are no current orders or directions with respect thereto.

ENVIRONMENTAL REGULATION

The Company's mining operations and exploration activities are subject to various federal, state and local laws and regulations governing protection of the environment. These laws are continually changing and, as a general matter, are becoming more restrictive. The Company's policy is to conduct business in a way that safeguards public health and the environment. The Company believes operations are conducted in material compliance with applicable laws and regulations.

Changes to current local, state or federal laws and regulations in the jurisdictions where the Company operates could require additional capital expenditures and increase operating and/or reclamation costs. Although the Company is unable to predict what additional legislation, if any, might be proposed or enacted, additional regulatory requirements could render certain mining operations uneconomic.

During 1995 there were no material environmental incidents or non-compliance with any applicable environmental regulations. Also, the Crofoot Water Pollution Control Permit, which governs construction and operation of leach pads on that property, was amended to allow for an ultimate heap elevation of 250 feet, from the current maximum of 200 feet, creating additional pad capacity. In July, the Nevada Department of Environmental Protection (the "NDEP") indicated that the Company would receive approval for the construction of plant, pads and ponds associated with the Brimstone deposit. The required permit was received in February, 1996. No further permits of a material nature are required for the development of this deposit.

In October, a Plan of Operations amendment was submitted to the BLM. for additional exploration drilling in the Hycroft mine area. An Environmental Assessment (an "EA") must be prepared and reviewed by the BLM before this work can begin. Management expects that the EA will be approved later in the year.

In February 1995, the NDEP and the BLM were notified of Granges' intent to begin mining the private lands associated with the Brimstone deposit. The NDEP Bureau of Mining Regulation and Reclamation has granted their approval for the action.

As reported in the Company's Form 20-F for 1994, the BLM determined that an EA rather than an Environmental Impact Study, of the public lands in the Brimstone area would be required prior to their inclusion into the mining project. In April 1995, the BLM accepted the EA and approved the plan to develop the public lands in the Brimstone area.

COMPETITION

The Company competes with other mining companies in connection with the acquisition of gold and other precious metals properties. There is significant and increasing competition for the limited number of gold acquisition opportunities, some with other companies having substantially greater financial resources than the Company. As a result, the Company may eventually be unable to acquire attractive gold mining properties. The Company believes no single company has sufficient market power to affect the price or supply of gold in the world market.

EMPLOYEES

As at December 31, 1995, the Company had approximately 260 permanent full-time employees, of which 242 were employed at the Hycroft mine site, nine were employed in exploration activities and nine were employed at Granges' executive office other than in exploration activities. None of the Company's employees are represented by a labour union. Neither the Hycroft mine nor the Tartan mine has ever experienced a loss of production due to work stoppages. The Company considers its relations with its employees to be excellent.


ITEM 2.  PROPERTIES

OPERATIONS

Detailed information is contained herein with respect to the Hycroft mine (formerly known as the Crofoot/Lewis mine), as well as the terms of Granges' recent Joint Venture involving the Gold Bar Properties. Following the Amalgamation, Granges holds the Hycroft mine through its wholly-owned subsidiaries Hycroft Inc. and Hycroft Lewis. The reserves and average grades given for the Hycroft mine have been estimated by Granges. Estimates of reserves and production herein are subject to the effect of changes in metal prices and to the risks inherent in mining and processing operations.

HYCROFT MINE

The Hycroft mine and related facilities is located 97 kilometres (60 miles) west of Winnemucca, Nevada and is an open-pit, heap leaching operation which produces gold and by-product silver. The Lewis mine was originally a sulphur mine. In 1983 it commenced operation as a small heap leach gold mine. Hycroft acquired the Lewis mine in early 1987 and completed construction of the adjacent Crofoot mine project in April 1988. In early 1989 the two mines were consolidated into a single operation under an ore purchase agreement, with ore from both properties processed through the larger and more efficient Crofoot plant. The Lewis plant is not currently being operated. In 1995 the Hycroft mine produced 101,128 ounces of gold and 417,823 ounces of silver.

DESCRIPTION OF PROPERTIES

The Crofoot and Lewis properties together comprise approximately 3,885 hectares (9,600 acres). The Crofoot property, originally held under two leases, covers approximately 1,460 hectares (3,600 acres). The Lewis property, which virtually surrounds the Crofoot property, is held through a lease which covers approximately 2,430 hectares (6,000 acres). The mine is accessible by road and has access to adequate supplies of water and power. The major mining facilities consist of mobile mining equipment, a three stage crushing and conveying system, three leach pads with a Merrill-Crowe gold-silver recovery plant and associated maintenance and support facilities.

GEOLOGY AND HISTORY

The Hycroft mine is located on the western flank of the Kamma Mountains. The deposit is hosted in a volcanic eruptive breccia and conglomerates associated with the tertiary Kamma Mountain volcanics. The volcanics are mainly acidic to intermediate tuffs, flows and coarse volcaniclastic rocks. Fragments of these units dominate the clasts in the eruptive breccia. Volcanic rocks have been block-faulted by dominant north trending structures which have affected the distribution of alteration and mineralization. The Central Fault and East Fault control the distribution of mineralization and subsequent oxidation. A post-mineral range-front fault separates the ore body from the adjacent Pleistocene Lahontan Lake sediments in the Black Rock desert. The geological events have created a physical setting ideally suited to the open-pit, heap leach mining operation at the Hycroft mine. The heap leach method is widely used in the southwestern United States and allows the economical treatment of oxidized low-grade ore deposits in large volumes.

The known gold mineralization within the Crofoot and Lewis properties extends for a distance of 4.8 kilometres (3 miles) in a north-south direction by 2.5 kilometres (1.5 miles) in an east-west direction. Mineralization extends to a depth of less than 100 metres (330 feet) in the outcropping to near-outcropping portion of the deposit on the northwest side to over 300 metres (990 feet) in the Brimstone deposit in the east. Not all the mineralization is oxidized and the depth of oxide ore varies considerably over the area of mineralization.
The determination of whether mineralization can be mined economically is dependent on the grade of mineralization, the depth of overburden and the degree of oxidation.

Since the commencement of development of the Crofoot property and the acquisition of the Lewis property by Hycroft, Granges (US) has operated the Hycroft mine on behalf of Hycroft Inc. and Hycroft Lewis, and has provided ongoing management, administrative and technical services.

In 1992, Hycroft Inc. exercised its options to convert its leasehold interests in the Crofoot property into a 100 percent ownership interest in the patented mining claims, a 100 percent possessory interest in the unpatented claims and a 100 percent interest in the incidental rights thereto, all subject to four percent net profits royalties and excluding rights to sulphur.

The Crofoot property is subject to a four percent net profits royalties. No royalty payments were made in 1995, 1994 and 1993 because minimum royalty payments made prior to 1993 aggregating US$2.8 million were available for credit against the royalty obligations. The aggregate acquisition cost to Hycroft was $6,881,481 and was financed by the issuance of Common Shares to Granges and the assumption of certain debts associated with the Lewis mine. The leasehold interest in the Lewis property extends until January 1, 2013 or for so long thereafter as Hycroft Lewis continues to conduct commercial mining operations on the property.

The Lewis Lease provides for the payment to the lessor of a five percent net smelter return royalty on gold production. The royalty increases for ore grades above 0.05 ounce per ton and is offset by annual advance minimum royalties. From January 1989 to December 1993, the Company had the right to commingle specific tonnages of ore from the Lewis property with ore from the adjoining Crofoot property under agreements with the lessor of the Lewis property which required cash payments for specific tonnages in lieu of royalties. The commingling of ore permitted recovery of ore on the common boundary and in the past resulted in lower operating costs through the use of the Crofoot facilities for treatment of Lewis ore.

The ore reserves in the Brimstone deposit, which lies partially on the Crofoot property and partially on the Lewis property, were delineated subsequent to the most recent Lewis ore purchase agreement dated March 15, 1991. Hycroft Lewis is entitled under the mining lease to commingle ore from the Lewis mine. Hycroft Lewis has the right and ability to mine and process ore reserves on the Lewis property as has been done in the past, and gold produced from such reserves would be subject to the lessor's net smelter return royalty under the Lewis Lease. If Granges determines that Brimstone ore or other ores which lie on the Lewis property should be mined and processed separately from operations at the Crofoot mine, Hycroft Lewis will conduct the mining and processing operations of such ore.

MINING AND PROCESSING

The ore mined from the Crofoot/Lewis properties had a stripping ratio in 1995 which averaged approximately 2.7 tons of waste to one ton of ore. It is expected that the stripping ratio in 1996 will be approximately 2.2 tons of waste to one ton of ore.

Higher-grade ore is hauled about one mile to a three-stage crushing and screening plant where it is crushed to a nominal minus 3/4 - inch and conveyed to prepared impervious pad areas on the property. A conveyor system stacks the crushed ore on the leach pad in layers, each of which is 20 to 30 feet thick. Lower grade ore is hauled directly from the open pit to different areas of the leach pad and stacked without crushing at run-of-mine size. Dilute alkaline cyanide solution is pumped from a pond to the heap surface and distributed evenly over the crushed and run-of-mine ore through a network of pipes and irrigation sprinklers or drip emitters. The solution percolates down through the layers of ore, preferentially leaching gold and silver from the rock. This pregnant solution, containing dissolved gold and silver, flows along the surface of the impervious leach pad to an open ditch from which it drains into one of two pregnant solution ponds. The low-grade solutions are recirculated to the heaps to increase the amount of gold in the solution, and the high-grade solution is pumped directly to the recovery plant where the gold and silver are extracted. The process is a zero-discharge closed circuit.

The gold-silver recovery plant can process 2,800 U.S. gallons of solution per minute (17,000 tons of solution per day). This process includes filtering to remove particulates, de-aeration to remove dissolved oxygen and introduction of small quantities of zinc dust. The dissolved gold and silver precipitate out of the solution onto the zinc particles which are then removed by a second stage of filtration. The barren solution is returned to the leaching circuit. The precipitate is treated to remove mercury, then mixed with fluxes and smelted to yield a dore bar. Dore bars are shipped offsite for refining and sale. Gold and silver production from the Hycroft mine is refined by Metalor USA Refining Corporation. Alternate refiners are available if necessary.

Bulk metallurgical tests indicate that all of the ore from the Brimstone deposit can be treated by using less costly run-of-mine leaching. In 1996 the Company plans to construct an additional pad and processing plant for treating the ore from the Brimstone deposit.

ORE RESERVES

Total ore reserves as at January 1, 1996 were determined by the Company to be
58.8 million tons grading 0.019 ounce of gold per ton. This compares to proven and probable reserves at January 1, 1995 of approximately 66.5 million tons grading 0.019 ounces of gold per ton. Estimated contained gold as of the end of 1995 was 1,115,000 ounces, compared to 1,264,000 ounces at the end of 1994. Mining and processing of these reserves is planned with an estimated ultimate average recovery of 60 percent of these contained ounces. Of the total reserves 83 percent are on patented claims and 19 percent are on unpatented claims. See "Business - Property Interests and Mining Claims".

In 1995, 37,000 ounces of estimated contained gold were added chiefly by drilling potential ore around the South Central pit and by closer-spaced drilling of the Brimstone deposit. Total proven and probable ore reserves will enable the Company, at current operating rates and metal prices, to mine ore to the year 2001 at current production rates.

The Hycroft ore reserves consist of the estimated quantities of mineralized material which on the basis of geological and engineering data, can be demonstrated with a reasonably high degree of certainty to be recoverable by established mining and treatment methods. Only that material estimated to contain mineral values in excess of current cut-off grades in mining operations is included.

Ore reserves are adjusted annually by the Company by the amount extracted in the previous year, by the additions and deletions resulting from new geological information and interpretation and from changes in operating costs and metal prices. Ore reserves are not revised in response to short-term cyclical price variations in metal markets.

OPERATING STATISTICS

Operating statistics for the Hycroft mine for the period 1991 to 1995 were as follows:

                                                                            YEARS ENDED DECEMBER 31
                                                                   -----------------------------------------
                                                                    1995     1994    1993     1992    1991
                                                                    ----     ----    ----     ----    ----
Ore and waste material mined (000's of tons)  . . . . . . . .      37,279   26,438  23,015   16,656  15,047

Strip ratio . . . . . . . . . . . . . . . . . . . . . . . . .         2.7      2.0     3.0      1.7     1.6

Ore processed (000's of tons) . . . . . . . . . . . . . . . .       9,931    9,255   5,720    6,093   5,800

Ore grade (oz. gold/ton)  . . . . . . . . . . . . . . . . . .       0.019    0.020   0.023    0.022   0.026

Ounces of gold produced . . . . . . . . . . . . . . . . . . .     101,128   94,868  86,516  100,030  94,340

Operating costs (US$/oz. of gold)(1)  . . . . . . . . . . . .        $272     $294    $281     $271    $305

- --------------------

(1) Direct cash operating costs which is the sum of mining costs (excluding deferred waste stripping) and processing and mine administration cost, net of silver credits.


Production for 1995 was up six percent from 1994. The increased production is the result of a 13 percent increase in the amount of ore mined and processed in 1995 over 1994. This increase was partly offset by a higher proportion of a lower grade uncrushed run of mine ore.

BRIMSTONE PROJECT

As of January 1, 1996, Brimstone's proven and probable reserves were 46.5 million tons at a grade of 0.019 ounces per ton of gold as compared with 44.2 million tons at a grade of 0.017 ounces per ton of gold at January 1, 1995. Drilling and engineering studies on the Brimstone deposit will continue during 1996.

Prior to 1992 the Company had completed a modest amount of exploration in the Brimstone deposit. An initial evaluation of the potential reserves defined by this drilling was not positive at the then-current gold prices and operating costs. Subsequent evaluation of the same potential reserves indicated that positive economics could be achieved by using less costly run-of-mine heap leaching. Based upon this evaluation additional drilling and engineering was completed resulting in an increase in mineable reserves. Ongoing drilling, engineering and metallurgical testing has confirmed the positive economics of run-of-mine leaching and increased the proven and probable reserves to the current level.

Mining of the Brimstone deposit is scheduled to commence in 1996 in a series of six sequential pit expansions. Leach pads, solution ponds and Merril Crowe solution processing plant will be constructed in 1996, allowing the processing of ore in the final quarter of 1996. Environmental permits for the new pad and processing facility were issued by late 1995.

MINE SITE EXPLORATION

Since 1989 exploration has been continuously conducted at the Hycroft mine and several oxidized gold deposits have been discovered that are currently being mined or are ready for development. Additionally, the recent exploration effort has identified an important zone of sulfide-related mineralization which may result, with further exploration and evaluation, in the definition of additional reserves. In 1995, exploration activity at the Hycroft mine consisted of geologic mapping, geochemical sampling and geophysical surveying of targets in the mine area. The ongoing search for additional oxide gold reserves met with limited success as a result of the 1995 program, although the size and the economic viability of the newly identified zones of mineralization has not yet been established.

In 1995, a $1.5 million exploration program, which included development drilling, was carried out in the area of the Brimstone deposit, adjacent to another portion of the south-central mine, and at other geologic targets in the area. The results obtained from this extensive program are currently being assessed. The exploration potential for additional reserves remains favourable.

The property also has potential for deep unoxidized deposits of higher grade. Exploration to date has recognized more massive volcanic rocks between the Central and East Faults, as well as mineralization at depth which raises the possibility of finding higher grade structurally controlled mineralization.

THE GOLD BAR PROPERTIES

DESCRIPTION OF PROPERTIES

The Gold Bar Properties include a 100 percent interest in the mineral and surface rights for exploration, development and mining afforded unpatented mining claims under U.S. mining laws. The specific claims included in the Gold Bar Properties are as follows:

                      275 Westside Lode Claims
                      673 Jasper Lode Claims
                       26 WAH Lode Claims
                       11 Tail Lode Claims
                       20 GB/GC Lode Claims
                       22 Cotton Lode Claims
                       47 Jam/Jelly Lode Claims
                      -------------------------
                      1,194 Total Claims

With the exception of the Cotton, GB/GC, and Jam/Jelly Claims, all claims are presently unburdened by production royalties. The Jam/Jelly and Cotton claims carry a four percent net smelter return royalty on production between 50,000 and 150,000 total ounces of gold produced. The GB/GC claims carry a three percent to six percent sliding scale net smelter return royalty dependent on price. The Gold Bar

Properties also include approximately 900 acres of fee land leased to Atlas by Eureka Livestock Company under a mining lease dated July 5, 1994, covering a 100 percent interest in the surface estate and a 67 percent interest in the mineral estate. Excluded from the Gold Bar Properties is the surface and facilities and infrastructure comprising the existing Gold Bar mill complex.

TERMS OF THE JOINT VENTURE

Under the terms of the Joint Venture with Atlas, Granges will be required to spend the following amounts on the Properties:

                 Initial Period:
                          Year One:                                 US$  625,000
                          Year Two:                                 US$  625,000
                                                                    ------------
                                                                    US$1,250,000

Under the Joint Venture, Granges will guarantee that it will meet or exceed the expenditure obligation indicated above for Year One. Unless Granges terminates the Joint Venture agreement prior to the end of Year One (September 28, 1996), it will also guarantee to perform the expenditure obligation indicated above for Year Two.

                 Extended Period:
                          Year Three:                               US$1,000,000


The above expenditure amount are the minimum required to be incurred by Granges in order to maintain its interest. Exploration and development expenditures made by Granges that are in excess of the required minimum will apply as a credit against the requirements for any subsequent year. Granges may elect at any time not to proceed and to withdraw from the Joint Venture.

Granges will be entitled to earn a 50 percent interest in not more than 15 square miles of the Gold Bar Properties (which will be selected by Granges in its sole discretion, although such selection shall consist of not more than three non-contiguous tracts, each being roughly square in shape and referred to herein as the "Selected Properties") by paying to Atlas US$250,000 plus 11/12ths of the federal rental payment (US$109,450) made by Atlas for the year ending September 1, 1996 to maintain the Gold Bar Properties, and satisfying one of the two following requirements:

         (1) by satisfying its initial expenditure requirements of US$2.25 million and delivering to Atlas a completed reserve report identifying an economic deposit of gold or any other minerals which satisfies the SEC criteria for reporting reserves, using economic criteria and certain accounting procedures contemplated under the Joint Venture, and recommending development of a mineral deposit. If the mineral is gold, the required proven or probable mineable reserves is in excess of 300,000 ounces of gold. The report is to be completed by an independent third party at the expense of Granges;

         (2) if Granges satisfies its initial expenditure requirements of US$2.5 million during the first three years, but fails to complete the Reserve Report, it may proceed to evaluate the Gold Bar Properties under the Joint Venture for an additional two years by incurring exploration and development expenditures of not less than US$1 million per year. If during this second extension Granges completes the Reserve Report, it will earn a 50 percent undivided interest in not more than three square miles the Gold Bar Properties to be selected by Granges in its sole discretion.

Granges will be the manager of the Joint Venture until Granges completes its initial expenditure requirements. Thereafter, the manager will be Atlas unless otherwise agreed by a management committee formed under the Joint Venture. The management committee will consist of one person representing Atlas and one person representing Granges. Decisions will require a majority vote and, in the event of a deadlock, an independent third party will cast the deciding vote. Unanimous consents will be required for certain transactions including acquisitions or dispositions of any assets of the Joint Venture, a call for contributions not previously approved under a budget and borrowing on behalf of the Joint Venture.

After Granges has satisfied its initial expenditure requirements, programs and budgets are to be agreed upon under the Joint Venture for any period of one year or longer. Any programs and budgets requiring total expenditures for both participants in excess of US$2,500,000 shall allow 180 days for each participant to obtain financing. The penalty for failing to contribute to an approved program and budget will be a pro rata reduction in a participant's participating interest if it pertains to exploration of up to US$2,500,000. If the failure to contribute pertains to exploration in excess of US$2,500,000 the penalty will be a reduction of a participant's participating interest by 50 percent of the pro rata reduction that would otherwise be required. The penalty for failing to contribute to an approved program and budget shall be forfeiture of the participating interest during the development or mining stage in exchange for a five percent net proceeds interest in production from the Gold Bar Properties up to an amount equal to the defaulting party's initial expenditure contributions. If a participating interest is reduced to less than ten percent, that participant will be deemed to have withdrawn from the Joint Venture and shall relinquish its entire participating interest in return for a five percent net proceeds interest in production from the Gold Bar Properties until it has recovered its initial contributions under the Joint Venture. Either participant will have 180 days from any dilution to make up contributions equal to 125 percent of required contributions to maintain its participating interest.

Granges will have the right, for 60 days after receipt of notice from Atlas of termination of an existing exploration agreement (the "Homestake Agreement") between Atlas and Homestake Mining Company, to elect to include those properties included under the Homestake Agreement in the Joint Venture. If Granges makes such an election, it will be required to spend an additional US$955,000 on exploration and development expenditures as part of its initial expenditure requirements.

Atlas will be entitled to receive a two percent net smelter royalty on the production of valuable minerals from the Selected Properties. The royalty will apply only to the portion of the Selected Properties that are not presently burdened by any third party royalty on production.

For a period of 180 days after completion of Granges' initial expenditure requirements, the management committee will have the right to select a percentage of the milling capacity of the surface and facilities and infrastructure comprising the existing Gold Bar mill complex for processing the Joint Venture's products. The percentage will be based on the ratio of the reserves in the Selected Properties to the total reserves in the Selected Properties and Gold Bar Properties. The percentage of milling capacity made available to the Joint Venture cannot be less than 50 percent. Atlas will receive a payment for operating costs, reclamation charges, certain capital expenditures and mill depreciation equal to US$1.50 per tonne of ore processed from the Selected Properties that are applicable to Granges' then participating interest in the Joint Venture.

UNDEVELOPED MINERAL PROPERTIES

1995 EXPLORATION

In keeping with the Company's intention to focus its activities in the precious metals sector, its exploration activities during 1994 were redirected towards the search for gold and silver while work on base metal properties was terminated. The Company has refocused much of its geographic attention from Canada to the Western United States and certain prospective areas of Latin America, particularly Peru and Ecuador.

Granges spent approximately $5.7 million on exploration in 1995. Of that amount, approximately $4.2 million was spent on undeveloped mineral properties, which excludes mine-site exploration at the Hycroft mine.

At December 31, 1995 Granges had approximately 11 full-time exploration staff, which excludes several consultants employed on specific projects. The Company also hires additional employees on a seasonal basis to staff its exploration programs.

During 1995 the Company's principal exploration programs on undeveloped properties were those on the Sulphur mining district and the Gold Bar Properties in Nevada, Tartan Lake in Manitoba, the Mishi property in Ontario, the Cerro Conor Punta property in Peru and the Tumi D'Oro property in Southern Ecuador.

A new exploration office was established in Reno, Nevada to serve as the base of activity for an expanded regional reconnaissance and evaluation program in the Western United States, and for project exploration of the Sulphur mining district, the Gold Bar Properties and other properties that may be acquired in the future. The geographic focus of the Company's United States exploration program has been, and continues to be, on the Great Basin geologic province, which covers nearly all of the state of Nevada and portions of several adjoining states.

In the Sulphur mining district in Nevada, which is the locality of the Hycroft mine, exploration activities included geologic mapping, geochemical sampling and geophysical surveying of targets surrounding the Hycroft mine. The results obtained from this exploration program are currently being assessed.

At the Gold Bar Properties in Nevada, the Company began an exploration drilling program in late 1995 testing predicted northwest trending zones of mineralization believed to extend beyond the open pit of the mined-out Gold Bar mine. All of the earliest holes of this drilling program intersected meaningful zones of alteration that are commonly associated with gold deposits.

At the Tartan Lake property in Manitoba, approximately Cdn.$800,000 was spent drilling a new zone of mineralization found in late 1994. This exploration was completed in April of 1995 and led to a 25 percent increase in the drill indicated geological resource at Tartan Lake. After a review of the potential economics of development, Granges has decided to divest itself of this property.

In Ontario, Granges conducted exploration, including geophysics and drilling, at its Mishi property. Following review of these exploration results, the Company has decided to dispose of the Mishi property. The property has been sold by Granges to its joint venture partner, McMillan Gold Corporation for $225,000 and 600,000 shares of McMillan Gold Corporation.

With the change in focus from base metals to gold, Granges sold its interests in all of its Manitoba and Saskatchewan base metal properties to Aur Resources Inc. Following disposition of the base metal properties and its decision to divest the Mishi property, Granges closed its exploration offices in Flin Flon, Manitoba and Timmins, Ontario. Granges expects to continue to examine advanced stage prospects in the major gold provinces in Canada, but in the nearer term will be most active in Nevada and Latin America.

In Peru, the Company undertook an intensive work program on the Cerro Conor Punta property, including field reconnaissance and a mapping program.

At the Tumi D'Oro property in Southern Ecuador, the Company through Zamora conducted initial reconnaissance geophysics and stream geochemistry. Three substantial targets following up surface gold occurrences are being evaluated and more than 20 areas with anomalous gold drainage are being investigated by Zamora at this time.

The Company has also been active in the on-site assessment of operating mines and other advanced exploration projects in Northern Peru, Venezuela, Nicaragua and Africa.

From time to time the Company may dispose of interests in mineral properties whose economic potential is not attractive to the Company. During 1995 Granges disposed of its interests in eight properties in addition to the 39 base metal properties sold to Aur and reduced acreages by abandonment of portions of other properties.

1996 EXPLORATION PLAN

In November 1995, the board of directors of the Company reviewed and approved the 1996 exploration program. During 1996 a total of US $6.1 million will be spent on exploration, including $2.5 million in Nevada, US $1.3 million in South America and US $2.3 million to be carried out by Zamora in South America.

An estimated US $1.4 million will be spent on exploration at the Hycroft mine. The Hycroft exploration program will further evaluate the potential for oxide ore at the mine and will commence the evaluation of sulphide-related gold mineralization below the oxide ore bodies of the Central and East faults. This resource is currently estimated to contain approximately 25 million tons grading 0.03 ounces of gold per ton and is believed to have considerable potential for further expansion and improvement of grade.

Management believes that the opportunity for expansion in production at the Hycroft mine of 10,000 to 15,000 ounces of gold per year may be possible with existing processes facilities and those under construction in 1996.

The Company's expanded South American exploration program, at Zamora, will include an evaluation of the high grade gold system located at Tumi D'Oro. The program will involve a 6,000 metre drill campaign, with an initial 1,500 metre program testing a 600 metre strike length of altered and mineralized rock at Tumi D'Oro on the Mina Real concession. Surface trenching at Tumi D'Oro has revealed average gold grades of 20.05 grams/tonne (uncut) over 24 metres. Further drilling is expected at the Guaysimi Sur breccia zone, following a structural mapping program. Exploration will also include follow-up soil sampling and prospecting of more than 25 drainage anomalies on the 90,000 hectare package during the first half of 1996.


ITEM 3.  LEGAL PROCEEDINGS

The Company is not aware of any pending or threatened litigation which is likely to have a material adverse effect upon the Company or its operations, taken as a whole.

In regard to the arbitration among Granges, Hycroft Corp., Hycroft Inc., Frank
W. Lewis and F.W. Lewis, Inc., the Arbitrator's Rulings were entered in 1995.

In the Rulings, the Arbitrator found that neither party breached the lease nor the covenant of good faith and fair dealing. The Arbitrator approved the Company's proposal for commingling of ores at the dedicated run-of-mine heap leach pad, subject to certain conditions, including third party monitoring and the parties' negotiation of certain procedural matters. Pursuant to the Arbitrator's Rulings, the Company must provide certain project documentation to Lewis. The Company has complied with its obligations as prescribed in the Rulings.


ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders, through the solicitation of proxies or otherwise, by Granges during the fourth quarter of fiscal 1995.

                                    PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

PRICE RANGE OF COMMON SHARES AND WARRANTS

The Common Shares of Granges are listed on the American Stock Exchange and The Toronto Stock Exchange under the symbol GXL. The following table sets out the reported high and low sale prices on the American Stock Exchange and on The Toronto Stock Exchange for the periods indicated as reported by the exchanges:

                                                    AMERICAN STOCK                THE TORONTO STOCK
                                                       EXCHANGE                        EXCHANGE
                                                   ----------------              -------------------
                                                     (US DOLLARS)                 (CANADIAN DOLLARS)
                                                 HIGH             LOW             HIGH           LOW
                                                 ----             ---             ----           ---
                     1995     1st quarter        1.94            1.44             2.70           2.05

                              2nd quarter        2.19            1.69             2.85           2.31

                              3rd quarter        2.38            1.63             3.20           2.20

                              4th quarter        2.13            1.63             2.80           2.22

                     1994     1st quarter        3.38            2.38             4.40           3.15

                              2nd quarter        2.94            1.88             3.95           2.70

                              3rd quarter        2.50            1.88             3.20           2.55

                              4th quarter        2.44            1.38             3.20           1.91



On March 27, 1996 the last reported sale price of the Common Shares of Granges on the American Stock Exchange was US$2.18 and on The Toronto Stock Exchange was Cdn. $2.90. As at March 27, 1996 there were 46,181,661 Common Shares issued and outstanding, and the Company had 825 shareholders of record.

DIVIDENDS

Granges has never paid dividends. While any future dividends will be determined by the directors of Granges after consideration of the earnings and financial condition of Granges and other relevant factors, it is currently expected that available cash resources will be utilized in connection with the ongoing exploration and development programs of the Company.

EXCHANGE CONTROLS

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to nonresident holders of the securities of Granges, other than as Canadian withholding tax. See "Item 5 - Certain Canadian Income Tax Considerations for United States Person".

CERTAIN CANADIAN INCOME TAX CONSIDERATIONS FOR UNITED STATES PERSONS

For purposes of this discussion, "United States Person" means a citizen or resident of the United States, or a corporation or partnership organized in the United States or under the laws of the United States or of any State or an estate or trust, the income of which is subject to United States Federal income tax regardless of its source.

A shareholder, who is not a resident of Canada, who receives a dividend will generally be subject to Canadian withholding tax at the rate of 25 percent on dividends paid or credited or deemed to have been paid or credited to him on a share. Such Canadian withholding tax rate may be subject to a reduction pursuant to an applicable tax treaty. In the case of shareholders who are United States Persons, the income tax treaty between Canada and the United States provides that the withholding rate in respect of such dividends will generally be 15 percent unless the shareholder is a corporation that owns at least 10 percent of the voting stock of Granges in which case the withholding tax rate would be 10 percent.


ITEM 6.  SELECTED FINANCIAL DATA

The selected financial data in Table I have been derived from the consolidated financial statements of the Company which have been prepared in accordance with accounting principles generally accepted in Canada. The selected financial data should be read in conjunction with those financial statements and the notes thereto.

                                    TABLE I


                                                                          YEARS ENDED DECEMBER 31
                                                          -------------------------------------------------------
                                                            1995        1994       1993        1992        1991
                                                            ----        ----       ----        ----        ----
                                                          (Canadian Dollars in thousands, except per share data)
          Results of Operations
          ---------------------
          Sales                                           $56,374     $54,432    $55,297     $63,703     $56,845

          Earnings from
            mining operations                               4,512       2,548      1,033      10,342         639

          Net earnings (loss)                               2,948       6,985      2,761          50     (26,689)

          Net earnings (loss) per share                      0.07        0.20       0.08         nil       (0.79)


                                                                               AT DECEMBER 31
                                                      ------------------------------------------------------------
                                                          1995       1994(1)      1993        1992        1991
                                                          ----       ----         ----        ----        ----
                                                       (Canadian dollars in thousands, except per share data)
          Financial Position
          ------------------

          Working capital                                 $29,586     $41,583    $28,938     $30,916     $25,556

          Total assets                                     87,668      98,900     83,209      86,301      81,253

          Long-term debt                                       --          --        277         629         244

          Shareholders' equity                             74,496      74,065     66,320      62,745      61,968

         (1) 1994 information has been restated. Refer to Note 4 to the Consolidated Financial Statements in Item 8.

Had the consolidated financial statements of the Company been prepared in accordance with accounting principles generally accepted in the United States, certain selected financial data would have been reported as follows in Table II.


                                   TABLE II



                                                                 YEARS ENDED DECEMBER 31
                                               ------------------------------------------------------------
                                                 1995       1994(1)      1993(1)      1992(1)       1991(1)
                                                 ----       ----         ----         ----          ----
                                                  (Canadian dollars in thousands, except per share data)
               Results of Operations
               ---------------------

               Earnings (loss) from
               mining operations                $883        $2,548       $1,033      $10,342          $639

               Net earnings (loss)
               before extraordinary item
                                               $(966)       $6,949       $2,816         $(74)     $(70,970)

               Net earnings (loss)              (966)        6,949        2,816          (74)      (70,204)

               Primary earnings (loss)
               per share before
               extraordinary item              (0.02)         0.20         0.08          nil         (2.09)

               Primary earnings (loss)
               per share after
               extraordinary item              (0.02)         0.20         0.08          nil         (2.07)


                                                                    AT DECEMBER 31
                                             ------------------------------------------------------------
                                              1995       1994(1)      1993(1)      1992(1)       1991(1)
                                              ----       ----         ----         ----          ----
                                               (Canadian dollars in thousands, except per share data)
               Financial Position
               ------------------

               Total assets                  $119,460    $98,826      $85,008      $88,045       $83,121

               Shareholders' equity           106,288     74,321       66,231       64,489        63,836

         (1) The information presented in Table II above for 1994 and prior years has been restated in response to comments of the Securities and Exchange Commission.

EXCHANGE RATES

The exchange rate at the end of each of the five years to December 31, 1995, and the average, the high and the low rates of exchange for each year in that five-year period, are set forth below.


                                          1995         1994          1993          1992           1991
                                          ----         ----          ----          ----           ----
                As at December 31       $0.7325       $0.7129       $0.7553       $0.7867       $0.8654

                Yearly average           0.7283        0.7321        0.7515        0.8276        0.8726

                High for year            0.7529        0.7159        0.8065        0.8771        0.8926

                Low for year             0.7025        0.7097        0.7416        0.7729        0.8587

Notes:   (1)   Exchange rates are expressed as the amount of United States funds equivalent to one Canadian dollar, being the noon buying rates in New York City for cable transfers in Canadian dollars, as certified for customs purposes by the Federal Reserve Bank of New York.
         (2)   The yearly average rate means the average of the exchange rates on the last day of each month during a year.
         (3)   On March 20, 1996 the noon rate as quoted by the Federal Reserve
               Bank of New York was $0.7355.


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION

This discussion should be read in conjunction with the consolidated financial statements of the Company for the three years ended December 31, 1995 and the related notes thereto, which have been prepared in accordance with generally accepted accounting principles (GAAP) in Canada. Differences from United States GAAP are described in note 23 to the consolidated financial statements.

The Company had one mine in operation during 1995 and the majority of 1994.
The Hycroft (formerly Crofoot/Lewis) mine in Nevada began gold production in 1987 and is the Company's only operating mine at the present time. The Company sold its 29 percent interest in the Trout Lake mine in Manitoba to its co-venturer and mine operator Hudson Bay Mining and Smelting Co., Ltd. effective March 31, 1994. The Trout Lake mine has been producing copper, zinc,
gold and silver since 1982.   The Company also owns the Tartan Lake gold mine
in Manitoba at which operations have been suspended since 1989.

1995 was a year of significant change for the Company, beginning with the amalgamation of Granges and its 50.5 percent owned subsidiary, Hycroft Resources & Development Corporation on May 1, 1995. As Granges already controlled Hycroft, the amalgamation was treated in a manner similar to a
pooling of interest under Canadian GAAP.   As the results of operations of
Hycroft were fully consolidated into the results of Granges, the results of the amalgamated company for 1995 are directly comparable to those of 1994, excluding other changes in operations as discussed below. Full details of the amalgamation are provided in note 3 of the consolidated financial statements. Under U.S. GAAP, the transaction is accounted for as a purchase and the quantification of the differences is provided in note 23 to the financial statements.

In addition to the amalgamation, the Company continued to change its focus to precious metals, with the sale of its remaining base metal properties in Saskatchewan and Manitoba and the purchase of a 41 percent interest in Zamora Gold Corp., a Canadian mineral exploration company that controls the largest land position in the highly prospective Nambija gold district in Southern Ecuador.

RESULTS OF OPERATIONS

1995 COMPARED WITH 1994

Net earnings for 1995 were $2.9 million compared to $7.0 million in 1994. The 1995 earnings include gains of $6.7 million from the sale of mineral properties and $1.6 million from the sale of investments, while the 1994 earnings include a gain of $12.6 million from the sale of the Company's interest in the Trout Lake mine in March of that year. Excluding these gains, results were losses of $5.4 million and $5.6 million for 1995 and 1994 respectively. Results for 1995 have improved primarily due to increased production and higher gold prices.

Revenue for 1995 increased by four percent over 1994, with revenue by operation as follows:


                                                                1995             1994
                                                                ----             ----
Hycroft                                                      $56,374          $51,175
Trout Lake                                                        --            3,257
                                                             -------          -------
                                                             $56,374          $54,432
                                                             =======          =======


Revenue from Hycroft increased ten percent from 1994 due to a combination of increased gold and silver production and an increased realized price per ounce of gold. Production at the mine was as follows:

                                                                1995             1994
                                                                ----             ----
                                                                      (ounces)
         Gold                                                101,128           94,868
         Silver                                              417,823          314,756

This increased production is the result of a 13 percent increase in the amount of ore mined and processed in the year over 1994 which resulted from the addition of new, more efficient mining equipment in late 1994. Although total ore tons increased, this increase was offset in part by a higher proportion of lower grade uncrushed run-of-mine ore. Run- of-mine ore accounted for 56 percent of tons processed in 1995 and 36 percent in 1994, resulting in a decrease in the average grade of gold per ton processed from 1994. The net effect of the increase in tonnage and the lower average grade was a seven percent increase in gold production. Gross realized price per ounce of gold was US$387 in 1995 and US$380 in 1994, compared to the London afternoon fix of US$386 and US$384 respectively.

Operating costs for the Company increased four percent over 1994, with costs by operation as follows:

                                                                1995             1994
                                                                ----             ----
         Hycroft                                             $46,023          $41,081
         Trout Lake                                               --            3,018
                                                             -------          -------
                                                             $46,023          $44,099
                                                             =======          =======


Operating costs at Hycroft increased 12 percent from 1994, attributable to the following:

                                                                         ($ MILLIONS)
                                                                         ------------
         increase in total tons mined                                           15.8
         decrease in costs per ton mined                                       (10.5)

Total tons mined increased 41 percent, from 26.4 million tons in 1994 to 37.3 million tons in 1995. Part of this increase was due to the decision made in late 1994 to increase the production rate of the mine and the associated addition of a larger, more efficient fleet of mining equipment. The remainder is due to an increase in the strip ratio in the areas mined in 1995 (2.72:1 in 1995 compared to 1.98:1 in 1994). The costs associated with this additional stripping have been deferred in accordance with the Company's policy. The decrease in cost per ton mined is due in part to the efficiencies from the new fleet of mining equipment as well as to the reduction in processing costs from a higher proportion of uncrushed run-of-mine ore, as discussed above. Although operating costs in total increased in 1995, direct cash operating cost per ounce was US$272, compared to US$294 in 1994, as a result of the increase in gold production for the year.

Depreciation, depletion and provision for future reclamation and mine closure was 56 percent higher than 1994, due to the increase in ore production as well as the substantial addition of new mining equipment in December 1994. The decrease in amortization of deferred stripping is due to the higher strip ratio in 1995, as discussed above. The strip ratio in 1995 was higher than the life-of-mine average strip ratio and resulted in additional deferral of costs associated with mining this material. The 1994 strip ratio was below the life-of-mine average and resulted in expensing of previously deferred costs.

Mineral exploration expenses increased four percent in 1995, continuing the three year trend of increases in exploration spending. The increased spending is consistent with the Company's shift into precious metals and the aggressive exploration programs put in place in 1995 to find additional sources of production. During the year, the Company opened an exploration office in Reno, Nevada, from which it performs its exploration activities in the western United States and Mexico. In addition, the Company has begun substantial exploration work in South America. The 1996 exploration program has been budgeted at US$3.8 million excluding expenditures of Zamora Gold Corp., a level consistent with 1995 expenditures.

Corporate administrative expenses have decreased eight percent as compared to 1994 due in part to the continuing efforts of management to reduce the Company's overhead costs, as well as anticipated reductions in costs as a result of the amalgamation of the Company and Hycroft early in the year. Interest income decreased 11 percent solely due to $190,000 in fees related to the stand-by credit facility, which is more fully described in the Liquidity and Capital Resources section. Excluding this fee, interest income was consistent with 1994 as the average cash balance of the Company and interest rates received were consistent during both years.

Other expense increased by $983,000 in 1995. Other expenses include $671,000 in severance costs related to the Company's exit from base metals and corporate office staff reduction, as well as $358,000 for costs related to the closure of the Vancouver office. As a result of the Company's increased activities in Nevada and South America, the Board of Directors approved a move of the Company's executive office from Vancouver, British Columbia, to Denver, Colorado, effective January 1, 1996.

Gain on sale of mineral properties and marketable securities represents three transactions in the year. In June 1995, the Company sold 200,000 shares of International Curator Resources Inc. for net proceeds of $1.2 million. These shares were carried on the books at cost, and the sale resulted in a gain of $1.1 million. In September, the Company sold all of its remaining base metal properties in Manitoba and Saskatchewan to Aur Resources Inc. for 1,250,000 shares of Aur and a royalty equal to two percent of future net smelter returns from the properties, subject to Aur's right to purchase one half of the royalty for $1.0 million. The shares were allocated a value equal to the closing price of Aur on the Toronto Exchange on the day prior to the announcement of the sale, and no value was allocated to the royalty for accounting purposes. This transaction resulted in a gain of $6.7 million. In December, the Company sold the Aur shares for net proceeds of $7.25 million and realized a further gain of $0.5 million. Treatment of the sale of the base metal properties in the cash flow statement differs between Canadian and US GAAP. These differences are detailed in note 23 to the consolidated financial statements.

The significant reduction in income taxes relates directly to the increased exploration activity in the Western United States. Income taxes in 1995 and 1994 were directly attributable to the Company's subsidiary, Granges (U.S.) Inc., utilizing all of its available tax carry forwards and being taxable. Future increased exploration activity in the Western United States should be sufficient to make the Company's subsidiary non- taxable.

1994 COMPARED WITH 1993

1994 was a transition year for the Company, with the sale of its share of the Trout Lake copper/zinc mine and a shift of emphasis toward precious metals.
Net earnings for the year were $7.0 million, which includes $12.6 million gain on the sale of Trout Lake. This compares to net earnings of $2.8 million in 1993, which included a $7.4 million dilution gain and gains of $2.9 million on the disposal of Granges' 40 percent of interest in Jualin joint venture and the associated 22.3 percent equity interest in International Curator Resources Ltd., as well as settlement of a lawsuit regarding a defective unit of mining equipment at the Hycroft mine.

Revenue for 1994 decreased 1.5 percent from 1993, although this masks improvements realized during the year at the Hycroft mine. Sales by operation were:

                                                                1995             1994
                                                                ----             ----
         Hycroft                                             $51,175          $41,030
         Trout Lake                                            3,257           14,267
                                                             -------          -------
                                                             $54,432          $55,297
                                                             =======          =======

Trout Lake revenue for 1994 is for the period of January 1 to March 31 only. Copper and zinc production were down 27 percent and 20 percent respectively from the first three months of 1993, due to a 23 percent decrease in ore tonnage produced from the mine. The lower ore tonnage was a direct result of insufficient work areas in the mine caused by a shortage of development work and poor ground conditions.

The Hycroft mine produced 94,868 ounces of gold in 1994, which is an increase of 10 percent from 1993 and includes record quarterly production of 28,195 ounces in the third quarter. The increased gold production can be attributed to several factors, the most significant being the increase in ore production in 1994 and the introduction of run-of-mine ore from the South Central pit. During the second half of 1993 the mine was re-equipped with larger, more efficient mobile mining equipment and this, in conjunction with the improvement in the waste to ore ratio to 1.98:1 from 2.96:1 in 1993, contributed to a 53 increase in the amount of ore mined in 1994. While the crushed ore tons processed were slightly more than in 1993, a significant amount of uncrushed run-of-mine ore from the South Central pit was introduced to the leach pads, providing more ounces under leach in 1994. The increased gold production in 1994, along with higher gold prices and a weaker Canadian dollar resulted in a 25 percent increase in revenue from the mine. The Company's average realized price for gold sales in 1994 was US$380 per ounce compared to US$361 in 1993 and the average London PM fix for gold was US$384 and US$360 respectively.

Operating costs decreased nine percent from 1993, which reflects the reduction in costs due to the sale of Trout Lake and an increase in costs experienced at Hycroft. Total operating costs at Hycroft, in US dollar terms, were at 1993 levels, but the weaker Canadian dollar during 1994 translates to an increase of 8 percent over 1993.

Depreciation, depletion and provision for reclamation and mine closure decreased 40 percent from 1993, primarily due to the sale of Trout Lake. A 12 percent increase was experienced at Hycroft due to the weaker Canadian dollar exchange rate as well as more ore tons mined in 1994. The amortization of deferred stripping in 1994 resulted from expensing of waste costs deferred in the second half of 1993 and the first half of 1994 due to improvement in the strip ratio in 1994.

Mineral exploration expenditures increased 11 percent from 1993. This increase is comprised of a ten percent decrease in expenditures at Trout Lake due to the sale, offset by a shift from definition drilling to exploration at Hycroft and new gold exploration projects in Nevada. Increased exploration at Hycroft added 434,000 contained ounces to reserves. Corporate administrative costs have decreased 28 percent from 1993 as a result of office relocation and down-sizing measures. Other expenses in 1994 of $0.8 million compares to other income of $0.7 million in 1993. This results from $1.2 million of costs incurred in 1994 related to identification and evaluation of prospective purchasers of the block of the Company's shares sold by M.I.M. Canada Inc. in the first half of the year, the proposed four-way merger of Granges, Hycroft, Atlas Corporation and Dakota Mining presented to the Board by Atlas and subsequently withdrawn, as well as preparatory work for the recently proposed amalgamation of Granges and Hycroft and a gain on settlement of a lawsuit regarding a defective unit of mining equipment at Hycroft in 1993.

Net interest income increased 60 percent from 1993, reflecting a 70 percent decrease in interest expense and 24 percent increase in interest income. The decrease in interest expense resulted directly from the final US$3.75 million payment on the bank loan in May of 1994 and a virtually debt-free position for the remainder of the year. This compares with an average bank loan outstanding in 1993 of US$7.5 million. The increase in interest income reflects the increase in cash and cash equivalents in the second quarter of the year due to the net proceeds from the sale of Trout Lake. The effective interest rate received by the Company fell from approximately 5.8 percent in 1993 to 5.3 percent in 1994.

The increase in current income taxes primarily reflects the Company's subsidiary, Granges (U.S.) Inc., utilizing all of its tax loss carry forwards and having taxable income in the U.S. for the first time.

LIQUIDITY AND CAPITAL RESOURCES

The Company's consolidated cash balance at December 31, 1995 was $20.8 million, a reduction of $24.3 million from the end of the prior year. This decrease is primarily the result of $12.3 million (US$9.8 million) in payments for Hycroft mine equipment, capital expenditures of $6.0 million and deferred stripping costs of $7.2 million, while operations generated $1.3 million before changes in working capital. Investments for 1995 are comprised of the $6.5 million investment in Zamora Gold Corp. and the $6.7 million value allocated to the shares of Aur Resources received from the sale of the base metal properties. These investments have been offset by the proceeds from the sale of mineral properties and marketable securities discussed above.

The current life-of-mine plan for the Hycroft mine anticipates additional capital spending of US$22 million, which will be incurred primarily in 1996 and 1997 for the development of the Brimstone deposit. Financing for this expenditure will be partly from the Company's cash reserves and partly from the secured stand-by loan facility arranged by the Company. The facility is available during 1996 in dollars or as a gold loan, to a maximum of US$13.0 million or the gold ounce equivalent thereof (not to exceed 35,000 ounces of gold). The terms of this facility are detailed in note 22 to the consolidated financial statements. In addition to this facility, the lender has extended a gold hedging facility to the Company for a maximum of 275,000 ounces of gold.

The Company anticipates approximately US$5.3 million in reclamation and severance costs over the life of the mine, primarily in 1998 through 2001, which will be funded by cash flow from operations.

During the year, the Company entered into an agreement with Inca Pacific Resources Inc., and the Peru Syndicate S.A. to explore for gold on the Cerro Conor Punta property in Peru. Under the terms of the agreement, Granges can earn a 100 percent interest in the property by making a series of payments totalling US$250,000 and by spending US$1,050,000 on expenditures on the property over a period of four years. All but the first two instalment payments totalling US$50,000 and the first exploration expenditures of US$50,000 are contingent upon positive exploration results and the Company's
election to continue.   The first instalment of US$20,000 was paid during the
third quarter.

In addition, the Company entered into an agreement in principle with Atlas Corporation, a 27 percent shareholder of the Company, for an exploration joint venture on approximately 34 square miles of Atlas's Gold Bar claim block located near Eureka, Nevada. The agreement calls for Granges to spend US$2.25 million on exploration and development within three years. Granges' obligation will be to spend US$625,000 in each of the first two years, unless Granges elects to terminate the joint venture prior to the end of the first or second year, and US$1.0 million in year three. Such expenditures will earn the Company a 50 percent interest (subject to a two percent net smelter royalty reserved by Atlas) in a 15 square mile area on the property provided that a deposit of at least 300,000 ounces of gold is proven.

It is expected that the above requirements will be funded through a combination of cash from operations and the Company's existing cash reserves.

OUTLOOK

Management's outlook for future growth of Granges is through the acquisition of additional precious metal reserves, primarily in the form of producing or near-production properties, as well as exploration efforts of the Company. Granges is actively searching for acquisition targets in North America and Latin America and has recently established an exploration office in Reno, Nevada, from which regional exploration will be conducted. The sale of the Company's base metal properties in Manitoba and Saskatchewan was an important step in shifting the focus of the Company's exploration program from Canada to the Western U.S. and Latin America.

During the year, the Company acquired 41 percent of the outstanding shares of Zamora Gold Corp., a Canadian mineral exploration company that controls the largest land position in Ecuador, located in the highly prospective Nambija gold district of Southern Ecuador. This acquisition was completed through a private placement of 8,000,000 units consisting of one common share of Zamora at US$0.60 per share and one warrant for a total subscription price of US$4.8 million. Each warrant entitles Granges to purchase one common share of Zamora for US$0.75 until October 4, 1997. The agreement also provided that prior to the closing of this transaction, a majority of the directors on the Zamora board were to be Granges representatives. This provision will not affect any subsequent elections of directors for Zamora. Concurrent with the closing of the private placement, Granges and Zamora entered into a management services contract under which Granges has agreed to provide management and technical services to Zamora at cost.

1996 operations at Hycroft are expected to be similar to 1995. Total tons mined in 1996 are budgeted to be approximately 34 million tons, with ore tons six percent higher than 1995 and similar gold grades. The proportion of run-of-mine ore processed in the year is expected to increase to approximately 61 percent from 56 percent in 1995. Gold production and direct cash costs in 1996 are expected to be approximately the same as 1995. Under the Company's current long-range plan the mine is expected to continue into 2001 with annual production in excess of 100,000 ounces of gold and 500,000 ounces of silver. Direct cash operating cost per ounce is expected to average US$255 over the life of the mine, with costs declining from 1996 as the proportion of run-of-mine ore increases. From 1998 onwards, the mine is expected to process only run-of-mine ore. The Company's results are impacted by fluctuations in the price of gold.

An estimated US$1.0 million will be spent in 1996 on exploration at the Hycroft mine to further evaluate the potential for oxide ore at the mine and will commence the evaluation of the sulphide-related gold mineralization below the oxide ore bodies of the Central and East faults.

In addition, the Company is evaluating the possibility for expansion in production at the Hycroft mine of 10,000 to 15,000 ounces of gold with existing processing facilities. Technical feasibility studies of the expansion are expected to be completed early in 1996.

RECLAMATION AND ENVIRONMENTAL COSTS

RECLAMATION

The reclamation and closure costs for the Company's mines are estimated by management as follows:

Hycroft mine (US$5.1 million)             $7.1   million
Tartan Lake mine                           1.0   million
                                          --------------
                                          $8.1   million
                                          ==============

These costs are charged to earnings over the life of the mine and the provision to date is $4.7 million. As part of the terms of the sale of the Company's interest in the Trout Lake mine, Hudson Bay Mining and Smelting Co., Ltd. has assumed all environmental liabilities arising from past or future activities of that mine.

As reported in the Company's Form 20-F for 1994, an amended Hycroft Mine Reclamation Plan that included the Brimstone deposit was submitted to the Nevada Bureau of Land Management (BLM) in March 1994. In April 1995 the BLM approved the plan and a surety bond in the amount of US$5.1 million was posted to secure reclamation obligations under the plan.

BRIMSTONE PROJECT

In February 1995, the Nevada Department of Environmental Protection (NDEP) and the BLM were notified of Granges' intent to begin mining the private lands associated with the Brimstone deposit. The NDEP Bureau of Mining Regulation and Reclamation has granted their approval for the action.

As reported in the Company's Form 20-F for 1994, the BLM determined that an Environmental Assessment (EA) rather than an Environmental Impact Study, of the public lands in the Brimstone area would be required prior to their inclusion into the mining project. In April 1995, the BLM accepted the EA and approved the plan to develop the public lands in the Brimstone area.

REGULATORY COMPLIANCE AND OTHER MATTERS

During 1995 there were no material environmental incidents or non-compliance with any applicable environmental regulations. Also, the Crofoot Water Pollution Control Permit, which governs construction and operation of leach pads on that property, was amended to allow for an ultimate heap elevation of 250 feet, from the current maximum of 200 feet, creating additional pad capacity. In July, the Nevada Department of Environmental Protection indicated that the Company would receive approval for the construction of plant, pads and ponds associated with the Brimstone deposit. The required permit was received in February, 1996. No further permits of a material nature are required for the development of this deposit.

In October, a Plan of Operations amendment was submitted to the BLM for additional exploration drilling in the mine area. An Environmental Assessment must be prepared and reviewed by the BLM before this work can begin. Management expects that the EA will be completed by March, 1996 and approved later in the year.

In regard to the arbitration among Granges Inc., Hycroft Resources & Development Corporation and Hycroft Lewis Mine, Inc., and Frank W. Lewis and F.W. Lewis, Inc., the Arbitrator's Rulings have been entered.

In the Rulings, the Arbitrator found that neither party breached the lease nor the covenant of good faith and fair dealing. The Arbitrator approved the Company's proposal for commingling of ores at the dedicated run-of-mine heap leach pad, subject to certain conditions, including third party monitoring and the parties' negotiation of certain procedural matters. Pursuant to the Arbitrator's Rulings, the Company must provide certain project documentation to Lewis. The Company has complied with its obligations as prescribed in the Rulings.

ITEM 8.  CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Management's Responsibility for Financial Reporting
Consolidated Highlights
Independent Auditors' Report

Consolidated Financial Statements
  Consolidated Statements of Earnings
  Consolidated Statements of Retained Earnings (Deficit)
  Consolidated Balance Sheets
  Consolidated Statements of Changes in Cash Resources
  Notes to Consolidated Financial Statements

Selected Quarterly Financial Data

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING

The accompanying consolidated financial statements of Granges Inc. have been prepared by and are the responsibility of the Company's management. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada and reflect management's best estimates and judgments based on currently available information. Systems of internal control have been designed and maintained by management to provide reasonable assurance, on a cost effective basis, that assets are safeguarded from loss or unauthorized use and to produce reliable accounting records for financial reporting purposes.

The audit committee of the Board of Directors is composed of non-management directors. It meets regularly with the Company's management and auditors and reviews internal control and financial reporting matters to ensure that management is properly discharging its responsibilities before submitting the consolidated financial statements to the Board of Directors for approval.

The Company's auditors, Coopers & Lybrand, have examined these consolidated financial statements and their report follows:




     (signed) MICHAEL B. RICHINGS                      (signed) A.J. ALI, CA
President and Chief Executive Officer               Vice President Finance and
                                                      Chief Financial Officer

CONSOLIDATED HIGHLIGHTS



================================================================================
Financial (Canadian dollars in thousands, except share data)     1995     1994
                                                                 ----     ----
Sales                                                         $56,374   $54,432
Net earnings                                                    2,948     6,985
Earnings per share                                               0.07      0.20
Cash and cash equivalents                                      20,765    45,113
Working capital                                                29,586    41,583
Long-term debt                                                    nil       nil
Total assets                                                   87,668    98,900
Net assets - per share                                            1.62      2.17
================================================================================



Consolidated Production                                        1995       1994
                                                               ----       ----
Gold (ounces)                                                101,128     97,097*
Silver (ounces)                                              417,823    314,756

* Includes 2,229 ounces of gold from the Company's 29 percent share of production from the Trout Lake mine to March 31, 1994.

AUDITORS' REPORT

To the Shareholders of Granges Inc.

We have audited the consolidated balance sheets of Granges Inc. as at December 31, 1995 and 1994 and the consolidated statements of earnings, retained earnings (deficit) and changes in cash resources for each of the years in the three year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and 1994 and the results of its operation and changes in its cash resources for each of the three years ended December 31, 1995 in accordance with generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a consistent basis.




Vancouver, B.C.                                       (signed) COOPERS & LYBRAND
March 1, 1996 except as to                                 Chartered Accountants
Note 22 which is as of March 4, 1996

CONSOLIDATED STATEMENTS OF EARNINGS
(CANADIAN DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


YEAR ENDED DECEMBER 31                                    1995         1994           1993
- ----------------------------------------------------------------------------------------------
REVENUES                                              $   56,374   $   54,432     $   55,297
                                                      ----------   ----------     ----------

EXPENSES

    Operating costs                                       46,023       44,099         48,360
    Depreciation, depletion and provision for
      future reclamation and mine closure                  5,535        3,539          5,904
    Amortization of deferred stripping                       304        4,246             --
                                                      ----------   ----------     ----------
                                                          51,862       51,884         54,264
                                                      ----------   ----------     ----------

RESULTS OF MINING OPERATIONS                               4,512        2,548          1,033
                                                      ----------   ----------     ----------

Mineral exploration                                        5,650        5,423          4,878
Corporate administrative                                   3,365        3,645          5,061
Interest income - net (Note 5)                            (1,898)      (2,132)        (1,333)
Other expense (income)                                     1,772          789           (704)
Gain on sale of mineral properties
 and marketable securities (Note 6)                       (8,293)     (12,570)        (2,265)
Dilution gain on issue of subsidiary shares (Note 7)          --           --         (7,398)
Equity in loss of Zamora Gold Corp.                          704           --             --
                                                      ----------   ----------     ----------
                                                           1,300       (4,845)        (1,761)
                                                      ----------   ----------     ----------

EARNINGS BEFORE INCOME TAXES                               3,212        7,393          2,794

CURRENT INCOME TAXES (Note 8)                                264          408             33
                                                      ----------   ----------     ----------
NET EARNINGS                                          $    2,948   $    6,985     $    2,761
                                                      ==========   ==========     ==========

EARNINGS PER SHARE                                    $     0.07   $     0.20     $     0.08
                                                      ==========   ==========     ==========

WEIGHTED AVERAGE SHARES OUTSTANDING                   42,074,356   34,164,260     34,095,575
                                                      ==========   ==========     ==========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (DEFICIT)
(CANADIAN DOLLARS IN THOUSANDS)

YEAR ENDED DECEMBER 31                                        1995             1994           1993
- --------------------------------------------------------------------------------------------------------
Deficit, Beginning of Year as previously reported        $    (75,462)    $    (82,447)    $    (85,208)
Prior period adjustment (Note 4)                                 (256)            (256)            (256)
                                                         ------------     ------------     ------------
Deficit, Beginning of Year restated                           (75,718)         (82,703)         (85,464)
Amalgamation costs (Note 3)                                    (1,669)              --               --
Capital reduction (Note 15)                                    76,362               --               --
                                                         ------------     ------------     ------------
                                                               (1,025)         (82,703)         (85,464)
Net earnings                                                    2,948            6,985            2,761
                                                         ------------     ------------     ------------
Retained earnings (deficit), End of Year                 $      1,923     $    (75,718)    $    (82,703)
                                                         ============     ============     ============




  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED BALANCE SHEETS
(CANADIAN DOLLARS IN THOUSANDS)

DECEMBER 31                                                         1995            1994
- ----------------------------------------------------------------------------------------------
                                                                               (Restated, See
                                                                                  Note 4)
ASSETS
Current Assets
Cash and cash equivalents                                        $  20,765       $  45,113
    Marketable securities (Market value - $478,000)                    244             327
    Accounts Receivable                                              1,955           2,772
    Inventories (Note 9)                                            15,140          14,027
                                                                 ---------       ---------
                                                                    38,104          62,239
Investment in Zamora Gold Corp. (Note 10)                            5,808              --
Property, Plant and Equipment (Note 6, 11)                          43,756          36,661
                                                                 ---------       ---------
                                                                 $  87,668       $  98,900
                                                                 =========       =========

LIABILITIES
Current Liabilities
    Accounts payable and accrued liabilities (Note 13)           $   8,518       $  20,290
    Equipment notes payable  (Note 14)                                  --             366
                                                                 ---------       ---------
                                                                     8,518          20,656

Provisions for Future Reclamation and Closure Costs                  4,654           4,179
                                                                 ---------       ---------
                                                                    13,172          24,835
                                                                 ---------       ---------
SHAREHOLDERS' EQUITY
Common Shares, without par value
(Issued 1995 - 46,042,911; 1994 - 34,177,000 shares) (Note 15)      73,980         146,227
Contributed Surplus (Note 15)                                           --           3,803
Retained Earnings (Deficit)                                          1,923         (75,718)
Currency Translation Adjustment (Note 16)                           (1,407)           (247)
                                                                 ---------       ---------
                                                                    74,496          74,065
                                                                 ---------       ---------
                                                                 $  87,668       $  98,900
                                                                 =========       =========


Contingencies and Commitments (Note 21)





APPROVED BY THE BOARD




    (signed) ALAN G. THOMPSON                        (signed) PETER WALTON
           Director                                           Director



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN CASH RESOURCES
(CANADIAN DOLLARS IN THOUSANDS)

YEAR ENDED DECEMBER 31                                                1995              1994           1993
- --------------------------------------------------------------------------------------------------------------
Operating Activities
    Net earnings                                                     $  2,948        $  6,985         $  2,761
    Items not involving cash
        Depreciation and depletion                                      4,853           2,699            4,710
        Amortization of deferred stripping                                304           4,246               --
        Provision for future reclamation
           and closure costs                                              736             894            1,275
        Deferred revenue recognized                                        --            (572)            (797)
        Gain on sale of equipment                                          --             (88)            (320)
        Gain on sale of mineral properties
           and marketable securities (Note 6)                          (8,293)        (12,570)          (2,121)
        Equity in loss of Zamora Gold Corp.                               704              --               --
        Dilution gain on issue of subsidiary shares (Note 7)               --              --           (7,398)
        Foreign exchange loss                                              --              --              (35)
                                                                     --------        --------         --------

                                                                        1,252           1,594           (1,925)
    Deferred revenue                                                       --              --            1,136
    Currency translation adjustment                                      (602)             (2)             168
    Change in working capital, excluding cash
      and cash equivalents  (Note 17)                                 (11,985)         11,198            2,002
                                                                     --------        --------         --------
                                                                      (11,335)         12,790            1,381
                                                                     --------        --------         --------

Investing Activities
    Property, plant and equipment                                     (13,209)        (21,131)         (11,155)
    Proceeds from sale of mineral properties
     and marketable securities (Note 6)                                15,117          32,296            2,394
    Investments (Note 6, 10)                                          (13,230)             --               --
    Investment in subsidiary (Note 7)                                      --              --           (2,756)
Proceeds from sale of equipment                                            --             140              655
                                                                     --------        --------         --------
                                                                      (11,322)         11,305          (10,862)
                                                                     --------        --------         --------
Financing Activities
    Equipment note proceeds (payments) net                               (375)           (515)            (311)
    Issue of shares for options                                           313              29              289
    Amalgamation costs                                                 (1,669)             --               --
    Option payments received                                               40              --               --
    Bank loan advances (repayments)                                        --          (5,195)          (9,782)
    Issue of shares for settlement of litigation (Note 15)                 --              --              276
    Issue of subsidiary shares (Note 7)                                    --              --           10,154
                                                                     --------        --------         --------
                                                                       (1,691)         (5,681)             626
                                                                     --------        --------         --------
Increase (decrease) in Cash and Cash Equivalents                      (24,348)         18,414           (8,855)
Cash and Cash Equivalents, Beginning of Year                           45,113          26,699           35,554
                                                                     --------        --------         --------
Cash and Cash Equivalents, End of Year                               $ 20,765        $ 45,113         $ 26,699
                                                                     ========        ========         ========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(TABULAR INFORMATION IN THOUSANDS OF CANADIAN DOLLARS, EXCEPT PER SHARE DATA)

1.  NATURE OF OPERATIONS

Granges Inc. is engaged in gold mining and related activities in the United States, Canada, and Latin America, including exploration, extraction, processing, refining and reclamation. Gold bullion is the company's principal product, which is a commodity produced primarily in South Africa, the United States, Canada, Australia, and Latin America.

The company's results are impacted by the price of gold. Gold prices fluctuate and are affected by numerous factors, including, but not limited to, expectations with respect to the rate of inflation, exchange rates (specifically, the U.S. dollar relative to other currencies), interest rates, global and regional political and economic crises and governmental policies with respect to gold holdings by central banks. The demand for and supply of gold affect gold prices, but not necessarily in the same manner as demand and supply affect the prices of other commodities. The supply of gold consists of a combination of new mine production and existing stocks of bullion and fabricated gold held by governments, public and private financial institutions, industrial organizations and private individuals. The demand for gold consists of jewellery and investment demand, as well as producer hedging activities. Gold can be readily sold on numerous markets throughout the world and its market value can be readily ascertained at any particular time. As a result, the company is not dependent upon any one customer for the sale of its product.

2.  SIGNIFICANT ACCOUNTING POLICIES

A)  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The consolidated financial statements of Granges Inc. and its subsidiaries have been prepared in accordance with accounting principles generally accepted in Canada. These principles differ in certain material respects from those accounting principles generally accepted in the United States. The differences are described in note 23.

B)  PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Granges Inc., its subsidiaries and its proportionate share of the assets, liabilities, revenues and expenses of its unincorporated joint venture. The Company's subsidiaries and its percentage ownership in these entities as at December 31, 1995 are:
(see Notes 3 and 6A)

                                                                                    OWNERSHIP
- ----------------------------------------------------------------------------------------------
Hycroft Resources & Development, Inc. and its
  wholly owned subsidiary Hycroft Lewis Mine, Inc.                                    100%
Granges (U.S.) Inc. and its wholly owned subsidiary Granges (Arizona) Inc.            100%
Granges (Canada) Inc. (previously called 493744 Ontario Limited)                      100%

C)  USE OF ESTIMATES

The preparation of consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those reported.

D)  FOREIGN CURRENCY TRANSLATION

Self-sustaining foreign operations are translated using the current rate method. Under this method, assets and liabilities are translated at the rate of exchange on the balance sheet date, and revenue and expenses at the average rate of exchange during the period. Exchange gains and losses are deferred and shown as a currency translation adjustment in shareholders' equity until transferred to earnings when the net investment in the foreign operation is reduced.

Integrated foreign operations are translated using the temporal method. Under this method, monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date and non-monetary assets and liabilities are translated at historical exchange rates, unless such items are carried at market, in which case they are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the rate of exchange in effect on the dates that they occur and depreciation and amortization of assets translated at historical rate are translated at the same exchange rates as the assets to which they relate. Exchange gains and losses are included in the determination of net income for the current period, except for any exchange gains or losses related to foreign currency denominated monetary items that have a fixed or ascertainable life extending beyond the end of the current fiscal period. Such gains or losses are deferred and amortized over the life of the item.

Foreign currency denominated monetary items of the company, excluding its foreign operations, are translated at the year-end exchange rate. Exchange gains and losses on these items are recognized in earnings in the year they arise.

E)  REVENUE RECOGNITION

Sales are recorded as soon as the product is considered available for sale. Gains and losses on forward sales and option contracts are deferred until the related production is sold.

F)  MINERAL EXPLORATION

Acquisition and exploration expenditures on mineral properties are expensed when incurred until such time as the property indicates the potential of being developed into a mine, and thereafter the expenditures are capitalized. Previously capitalized expenditures are expensed if the project is determined to be uneconomic.

G)  CASH EQUIVALENTS

Cash equivalents consist of highly liquid debt instruments such as certificates of deposit, commercial paper, and money market accounts purchased with an original maturity date of less than three months. The company's policy is to invest cash in conservative, highly rated instruments and limit the amount of credit exposure to any one institution. Cash equivalents are stated at cost plus accrued interest, which approximates market value.

H)  MARKETABLE SECURITIES

Marketable securities are carried at the lower of cost or market value.

I)  INVENTORIES

Product inventory is valued at the lower of average cost and net realizable value. The direct cash costs associated with ore on the leach pads are inventoried and charged to operations as the contained gold is recovered.
Based upon actual metal recoveries, ore grades and operating plans, management continuously evaluates and refines estimates in determining the carrying values of costs associated with ore under leach. It is possible that in the near term, estimates of recoverable ore, grade, and gold price could change causing the company to revise the value of its heap leach inventory.

Supplies are valued at the lower of average cost and net realizable value.

J)  PROPERTY, PLANT AND EQUIPMENT

    (I)   DEVELOPED MINERAL PROPERTIES

    Property acquisition and development costs are carried at cost less accumulated amortization and write downs. Amortization is provided on the unit-of-production method based on proven and probable reserves.
    Management reviews quarterly the carrying value of the company's interest in each property and, where necessary, these properties are written down to their estimated recoverable amount determined on a non-discounted basis. Management's estimate of gold price, recoverable proven and probable reserves, operating, capital and reclamation costs are subject to risks and uncertainties affecting the recoverability of the company's investment in property, plant and equipment. Although management has made its best estimate of these factors based on current conditions, it is possible that changes could occur in the near term that could adversely affect management's estimate of net cash flows expected to be generated from its operating properties and the need for possible asset impairment write downs.

    (II)   PLANT AND EQUIPMENT

    Plant and equipment are recorded at cost and depreciated using the units-of-production method or the straight-line method over their estimated useful lives.

    (III)   DEFERRED STRIPPING

    During production, mining costs associated with waste rock removal are deferred and charged to operations on the basis of the average strip ratio for the life of the mine. The average strip ratio is calculated as a ratio of the tons of waste expected to be mined to the tons of ore estimated to be mined. Although management has made its best estimate of these factors based on current conditions, it is possible that changes could occur in the near term that could adversely affect management's estimate of ore and waste in proven and probable reserves and the need for a change in the amortization rate of deferred stripping cost.

K)  PROVISION FOR FUTURE RECLAMATION AND CLOSURE COSTS

All of the company's operations are subject to reclamation, site restoration and closure requirements. Costs related to ongoing site restoration programs are expensed when incurred. A provision for mine closure and site restoration costs is charged to earnings over the lives of the mines on a unit-of-production basis. The company calculates its estimates of the ultimate reclamation liability based on current laws and regulations and the expected future costs to be incurred in reclaiming, restoring and closing its operating mine sites. It is possible that the company's estimate of its ultimate reclamation liability could change in the near term due to possible changes in laws and regulation and changes in cost estimates.

L)  ESTIMATES OF PROVEN AND PROBABLE RESERVES

Management's calculation of proven and probable reserves is based upon engineering and geological estimates and financial estimates including gold prices and operating costs. The company depreciates some of its assets and accrues for reclamation on a unit-of-production basis over proven and probable reserves. Changes in geological interpretations of the company's ore bodies and changes in gold prices and operating costs may change the company's estimate of proven and probable reserves. It is possible that the company's estimate of proven and probable reserves could change in the near term and could result in revised charges for depreciation and reclamation in future reporting periods.

3.  AMALGAMATION OF GRANGES INC. AND HYCROFT RESOURCES & DEVELOPMENT
    CORPORATION.

On March 30, 1995, the shareholders of Granges Inc. (Granges) and its 50.5 percent owned subsidiary, Hycroft Resources & Development Corporation (Hycroft), approved the amalgamation of the two companies, effective May 1, 1995 under the name Granges Inc. (Amalco).

Under the terms of the amalgamation, the outstanding common shares of each of Granges and Hycroft were exchanged or cancelled on the following basis:

A) each issued and outstanding common share of Granges was exchanged for one common share of Amalco;

B) each issued and outstanding common share of Hycroft, except for those common shares registered in the name of Granges or its affiliates, was exchanged for 0.88 of a common share of Amalco;

C) each issued and outstanding common share of Hycroft that was registered in the name of Granges or its affiliates was cancelled; and

D) each authorized but unissued common share of Granges and each authorized but unissued common share of Hycroft was cancelled.

No fractional shares of Amalco were issued and the number of shares received by a Hycroft shareholder was rounded down to the nearest whole number of shares of Amalco, if such a shareholder were otherwise entitled to receive a fraction of a share of Amalco. Immediately after the amalgamation, shareholders of Granges beneficially owned 34,214,500 common shares of Amalco and shareholders of Hycroft beneficially owned 11,718,416 common shares of Amalco, representing
74.5 percent and 25.5 percent of the issued and outstanding common shares of Amalco, respectively.

As Granges already controlled Hycroft, the amalgamation was treated in a manner similar to a pooling of interest. Accordingly, the year-to-date results of Amalco represent the consolidated results of Granges for the four months ended April 30, 1995 and the consolidated results of Amalco for the eight months ended December 31, 1995, with all comparative figures being the consolidated results of Granges.

$1.7 million of costs to carry out the amalgamation have been treated as a capital transaction and charged directly to the deficit on the date of amalgamation.


4.  PRIOR PERIOD ADJUSTMENT

During 1995, the company received notification from the Manitoba Department of Finance of proposed assessments for the years 1983 to 1993 under the Mining Tax Act and for the period March 1, 1989 to December 31, 1994 under the Retail Sales Tax Act. The company, subsequent to the end of the year, arrived at a settlement with the Department under which the total taxes and interest payable under both Acts amounted to $330,000, with $120,000 previously paid. This settlement has been treated as a prior period adjustment and the effect has been to increase mineral properties by $74,000, increase accounts payable by $210,000 at December 31, 1995, and by $330,000 at December 31, 1994 and to
reduce beginning retained earnings by $256,000.

5.  INTEREST INCOME - NET

                                                1995        1994         1993
    ---------------------------------------------------------------------------
    Interest income                          $ (2,101)    $(2,286)     $(1,849)
    Bank loan interest                             --          89          463
    Equipment notes interest                       13          65           53
    Financing fee                                 190          --           --
                                             --------     -------      -------
                                             $ (1,898)    $(2,132)     $(1,333)
                                             ========     =======      =======


6.  GAIN ON SALE OF MINERAL PROPERTIES AND MARKETABLE SECURITIES

A)  MINERAL PROPERTIES

On September 27, 1995, the company sold its base metal exploration properties in Manitoba and Saskatchewan to Aur Resources Inc. (Aur) for 1,250,000 shares of Aur and a royalty equal to two percent of future net smelter returns from the properties, subject to Aur's right to purchase half of the royalty for $1.0 million. The company realized a gain on the sale of these properties of $6.7 million.

Effective March 31, 1994, the company sold its 29 percent interest in the Trout Lake joint venture, as well as a number of exploration properties, to its co-venturer Hudson Bay Mining and Smelting Co., Limited (HBMS) for total cash consideration of $33 million, realizing a gain of $12.6 million. As part of the terms of sale, HBMS assumed all environmental liabilities arising due to past or future activities of the Trout Lake Mine. Accordingly, the $810,000 reclamation and closure accrual related to the mine has been removed from the company's books and included in the calculation of the gain.

In May 1993, the company sold its 40 percent interest in the Jualin joint venture in Alaska, and its related 22.3 percent equity investment in International Curator Resources Ltd. for proceeds of $1.7 million. The costs associated with this project had been included in mineral exploration in prior years.

B)  MARKETABLE SECURITIES

In December 1995, the company sold its 1,250,000 shares of Aur, acquired in the sale of the base metal properties, for net proceeds of $7.25 million and realized a gain of $0.5 million.

In June 1995, the company sold its 200,000 shares of International Curator Resources Ltd. for net proceeds of $1.2 million and realized a gain of $1.1 million.

On October 7, 1993, the company sold its 200,000 shares of Pan Orvana Resources for net proceeds of $694,000 and realized a gain of $494,000.


7.  SUBSIDIARY SHARE ISSUE

In July 1993, the company's subsidiary, Hycroft, completed a sale of 10.5 million common shares. The company acquired 2.65 million of the 10.5 million shares, which resulted in a reduction of its interest in Hycroft from 67 percent to 50.5 percent. The net effect on the consolidated financial statements of the Company was to increase cash and cash equivalents by $7.4 million and to report a gain on the reduction of its interest in the subsidiary of the same amount.

8.  INCOME TAXES

A reconciliation of the combined Canadian federal and provincial income taxes at statutory rates and the company's effective income tax expenses is as follows:


                                                           1995         1994        1993
- --------------------------------------------------------------------------------------------
Income taxes at statutory rates                          $ 1,426     $  3,371     $  1,075
Increase (decrease) in taxes from:
    Resource and depletion allowance                          --           --         (304)
    Non-taxable portion of capital gain                     (182)        (203)
    Non-taxable portion of dilution gain                      --           --         (845)
    Financing costs on share issue                           (45)         (69)        (348)
    Application of prior years' loss carry forward            --       (1,379)      (1,113)
    Utilization of resource and asset pools               (2,633)      (5,772)          --
    Recovery of prior years' taxes                           (90)        (124)         (82)
    Deferred tax debit not recognized                      1,035        4,643        1,855
    U.S. Alternative Minimum Tax                             257           --           --
    Differences in foreign tax rates                         429         (178)        (254)
                                                         -------     --------     --------
                                                             197          289          (16)

Large Corporations tax                                        67          119           49
                                                         -------     --------     --------

Income taxes per statements of earnings                  $   264     $    408     $     33
                                                         =======     ========     ========


The Company has incurred income tax losses in prior periods of $24.4 million, which may be carried forward and applied against future taxable income when earned. No benefit in respect of these losses has been recorded in these accounts. The losses expire as follows:

                                 CANADA       UNITED STATES         TOTAL
- ---------------------------------------------------------------------------
2000                            $ 1,911         $      --        $   1,911
2001                              2,312             1,767            4,079
2002                                800             1,854            2,654
2003                                 --             7,396            7,396
2004                                 --             1,875            1,875
2008                                 --               530              530
2009                                 --                14               14
2010                                 --             5,904            5,904
                                -------         ---------        ---------
                                $ 5,023         $  19,340        $  24,363
                                =======         =========        =========

9.  INVENTORIES

                                                   1995             1994
- --------------------------------------------------------------------------
Product inventory                                $11,830          $11,273
Supplies                                           3,310            2,754
                                                 -------          -------
                                                 $15,140          $14,027
                                                 =======          =======



10.   INVESTMENT IN ZAMORA GOLD CORP.

On October 6, 1995, Granges Inc. completed a private placement with Zamora Gold Corp. (Zamora) for the issuance of 8,000,000 units at US$0.60 per unit. Each unit consists of one common share of Zamora and one common share purchase warrant entitling Granges to purchase one common share for US$0.75 until October 4, 1997. Granges' 8,000,000 shares represent 41 percent of the issued and outstanding shares of Zamora and the investment is accounted for using the equity method.

                 Total initial investment                            $ 6,511
                 Share of net book value                               6,375
                                                                     -------
                 Excess of cost over net book value                  $   136
                                                                     =======

The excess of cost over net book value has been allocated to the mineral exploration properties for purposes of calculating Granges' equity in Zamora's earnings. The excess will be amortized on a units-of-production basis if such properties are developed into operating mines or written off if the properties are abandoned.


11.   PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment comprises of the following:

Property                              Metals Produced                        Acquired/Commenced
Production
- ------------------------------------------------------------------------------------------------------------
Hycroft mine                          gold, silver                           Lewis 1987, Crofoot 1988
Tartan mine                           gold                                   1987 (suspended 1989)

Trout Lake mine                       copper, zinc, gold, silver             1982  (interest disposed of
                                                                             March 31, 1994 - see note6A)



                                                1995                                             1994
                                                                                                              (RESTATED,
                                                                                                             SEE NOTE 4)
                           ----------------------------------------------  ------------------------------------------------
                                            ACCUMULATED                                      ACCUMULATED
                                           DEPRECIATION,                                    DEPRECIATION,
                                             DEPLETION,                                       DEPLETION,
                                            AMORTIZATION                                     AMORTIZATION
                                                AND                                              AND
                               COST         WRITE DOWNS        NET               COST        WRITE DOWNS         NET
- ---------------------------------------------------------------------------------------------------------------------------
 Producing Mines
 Hycroft mine                    $85,137          $53,089      $32,048           $81,193           $49,342       $31,851


 Non-Producing Mine
                                   5,283            2,699        2,584             5,283             2,699         2,584
 Tartan Lake mine
 Corporate Assets                  1,016              357          659             1,123               565           558
                                --------          -------      -------           -------           -------       -------
                                  91,436           56,145       35,291            87,599            52,606        34,993


 Deferred stripping
  costs - Hycroft                 12,987            4,522        8,465             6,002             4,334         1,668
                                --------          -------      -------           -------           -------       -------
                                $104,423          $60,667      $43,756           $93,601           $56,940       $36,661
                                ========          =======      =======           =======           =======       =======


A)  DEFERRED STRIPPING

During 1993, the amounts of waste moved per ton of ore at the Hycroft mine exceeded the average ratio expected over the life of the mine. The mining plan indicates that this will continue to be the case from time to time, whereas previously there was little variation in the ratio of waste to ore. To accommodate these variations, mining costs associated with removal of waste in excess of the life-of-mine average will be deferred and charged to operations in future periods when ratios are below the average. Stripping costs deferred this year amounted to $7,182,000 (1994 - $1,958,000; 1993 - $3,725,000).
Amortization of previously deferred costs was $304,000 in 1995 (1994 - $4,246,000; 1993 - Nil).

B)  ROYALTIES

The Crofoot property is subject to 4 percent net profits royalties. No royalty payments were made in 1995, 1994 and 1993 because minimum royalty payments made prior to 1993 aggregating US$2.8 million were available for credit the royalty obligations. Effective 1996, the company has agreed to apply this credit to reduce the maximum cumulative royalties payable of US$10 million and to pay minimum royalty payments of US$240,000 per year.

The Lewis property is subject to a 5 percent net smelter royalty on gold produced from the Lewis property. During 1993, 1994 and 1995, only nominal minimum royalties were required in relation to this property.


12.   JOINT VENTURE

The Company proportionately consolidates its share of the assets, liabilities, revenues and expenses of its joint venture. Prior to March 31, 1994 the Company's principal joint venture was the Trout Lake mine, in which it owned 29 percent (see Note 6a). The 1994 results include the Company's share of production, revenues and expenses from the Trout Lake mine to the date of disposal. The proportionate amounts of the above joint venture included in the consolidated accounts are as follows:


                                      1995                1994              1993
- ---------------------------------------------------------------------------------
Revenue                          $          --          $ 3,257           $14,267
                                 =============          =======           =======

Expenses                         $          --          $ 3,905           $14,568
                                 =============          =======           =======


13.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                          1995             1994
- ---------------------------------------------------------------------------------
                                                                   (Restated, See
                                                                          Note 4)

Accounts payable                                         $4,798           $17,893
Accrued liabilities                                       3,720             2,397
                                                         ------           -------
                                                         $8,518           $20,290
                                                         ======           =======


Accounts payable at December 31, 1994 included $13.1 million (US$9.3 million) to purchase mining equipment for the development of the Brimstone deposit, all of which was paid during 1995.

14.   EQUIPMENT NOTES PAYABLE

                                                          1995             1994
- ---------------------------------------------------------------------------------
Notes payable due 1994 and 1995, 7.75% to 9.85%
  (1995 - US$ NIL; 1994 - US$261,000)                  $     --         $     366
Less: amounts due within one year                            --               366
                                                       --------         ---------
                                                       $     --         $      --
                                                       ========         =========


15.   SHARE CAPITAL

A) Authorized share capital comprises 750,000,000 common shares without par value and 750,000,000 preferred shares without par value.
B)    Common shares issued and outstanding:

                                                       Shares            Amount
- --------------------------------------------------------------------------------
At December 31, 1993                                 34,157,000         $146,198
   Issued in 1994                                        20,000               29
                                                     ----------         --------

At December 31, 1994                                 34,177,000          146,227

   Issued upon exercise of stock options                147,500              312
   Issued pursuant to amalgamation (Note 3)          11,718,411              --
   Capital reduction                                        --           (72,559)
                                                     ----------         --------

At December 31, 1995                                 46,042,911         $ 73,980
                                                     ==========         ========


C)     CAPITAL REDUCTION

At the March 30, 1995 extraordinary meeting, the shareholders of Granges approved a special resolution to reduce the capital of the company. Under this resolution the share capital and contributed surplus were reduced by $72.6 million and $3.8 million, respectively, with a corresponding decrease to Granges' accumulated deficit of approximately $76.4 million. The effect of this capital reduction was to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994 after giving effect to the estimated costs of the amalgamation. This deficit was caused primarily by prior write downs of mining assets.

D)    LITIGATION SETTLEMENT

Settlement of the action commenced in 1989 by Oxford Acquisitions Inc. against Granges and Outokumpu Mines Ltd. occurred in February 1993 with mutual releases. The company's only other obligation in the settlement was the issuance of 150,000 Granges shares to the plaintiff.

E)    COMMON SHARE OPTIONS

At December 31, 1995, 1,320,000 common shares were reserved for issuance under options granted to directors, officers and management employees. These options expire as follows: 1996 - 65,000; 1997 - 100,000; 2001 - 30,000; 2003 -
20,000; 2004 - 25,000; 2005 - 1,080,000.

                                    SHARE OPTIONS          OPTION PRICE
- -------------------------------------------------------------------------
At December 31, 1993                   230,000            $ 1.45 to $ 2.85
   Granted in 1994                     530,000            $ 2.28 to $ 3.30
   Exercised in 1994                   (20,000)                     $ 1.45
                                     ---------
At December 31, 1994                   740,000            $ 1.45 to $ 3.30
   Granted in 1995                     905,000            $ 2.25 to $ 2.78
   Exercised in 1995                  (147,500)           $ 1.45 to $ 2.28
   Expired in 1995                    (177,500)           $ 2.28 to $ 2.70
                                     ---------
At December 31, 1995                 1,320,000            $ 1.45 to $ 2.78
                                     =========

During the year, options to purchase 35,000 shares at $ 3.30 per share were repriced to $2.78 per share.


16.     CURRENCY TRANSLATION ADJUSTMENT

The currency translation adjustment represents the foreign currency translation loss on the Company's investment in its self-sustaining foreign operations.

                                                          1995          1994
- -----------------------------------------------------------------------------
Currency translation adjustment, beginning of year     $   (247)      $(1,234)
Unrealized gain (loss) for the year                      (1,160)          987
                                                       --------       -------

Currency translation adjustment, end of year           $ (1,407)      $  (247)
                                                       ========       =======


17.     CHANGES IN WORKING CAPITAL, EXCLUDING CASH AND CASH EQUIVALENTS

                                              1995         1994          1993
- -------------------------------------------------------------------------------
Accounts receivable                       $    560        $ 2,828      $    520
Marketable Securities                           83             30            --
Inventories                                 (1,113)        (5,024)          290
Accounts payable and accrued liabilities   (11,772)        13,364         1,192
                                          --------        -------      --------
                                          $(12,242)       $11,198      $  2,002
                                          ========        =======      ========


18.     RELATED PARTY TRANSACTIONS

In 1994, consulting fees of $72,000 (1993 - $72,000) were paid to a director of the Company, who resigned during 1994. In 1995 no such fees were paid.


19.     SEGMENTED INFORMATION

The Company operates in the mining industry in Canada and the United States. Its major product is gold, and prior to 1995, it also produced copper and zinc. Geographic segments are presented below.

                                         1995             1994          1993
- ------------------------------------------------------------------------------
Sales
   Canada                              $    --         $ 3,257        $14,267
   U.S.                                 56,374          51,175         41,030
                                       -------         -------        -------
                                        56,374         $54,432        $55,297
                                       =======         =======        =======

Results of Mining Operations
   Canada                              $    --         $  (476)          $554
   U.S.                                  4,512           3,024            479
                                       -------          ------        -------
                                         4,512         $ 2,548        $ 1,033
                                       =======         =======        =======

                                                         1995          1994
Identifiable assets
   Canada                                              $39,450        $45,156
   U.S.                                                 48,475         53,670
                                                       -------        -------
                                                       $87,925        $98,826
                                                       =======        =======


20.     RETIREMENT PLANS

The company provides a voluntary money purchase retirement plan to permanent Canadian employees to which the company makes contributions, depending on length of employment, from 2 percent to 4 percent of salary. The company's contribution in 1995 was $35,500 (1994 - $33,300).

The company provides a voluntary retirement plan to permanent U.S. employees to which the company makes contributions, depending on length of employment, from 2 percent to 4 percent of salary. The company's contribution in 1995 was US$113,200 (1994 - US$12,400).


21.     CONTINGENCIES AND COMMITMENTS

A) The Company is committed to U.S. dollar payments under certain operating leases for mining equipment. Future payments under these leases in each of the next five years and in the aggregate are:

                                                                     Cdn. $000's
                                                    U.S. $000's       Equivalent
- --------------------------------------------------------------------------------
1996                                                     1,998            2,727
1997                                                     1,998            2,727
1998                                                     1,055            1,440
1999                                                        --               --
                                                        ------           ------
                                                        $5,051           $6,894
                                                        ======           ======

Letters of credit totalling US$2.8 million (1994-US$3.5 million) have been provided as security under these mine equipment operating leases.

The company is also committed to payments under a lease for office space ending May 31, 1997. Annual payments under the lease, net of subtenancy receipts, are $487,000.

B) As part of its gold hedging program, the company has entered into agreements with major financial institutions to deliver gold. Realization under these agreements is dependent upon the ability of those financial institutions to perform in accordance with the terms of the agreements. As at December 31, 1995, the company's consolidated hedging program consists of:

        (i) forward sales contracts totalling 12,000 ounces for deliveries up to December 27, 1996, at an average price of US$383.33 per ounce;

        (ii) matching option contracts for 19,000 ounces of gold under which the company can require the financial institution to buy gold at US$392 per ounce, while the financial institution can require the company to sell the same number of ounces at US$465 per ounce. These options have various expiry dates during 1996 and result in no net cost to the company.


22.     SUBSEQUENT EVENT

Subsequent to the end of the year, the company, through its subsidiary, has arranged a secured stand-by credit facility. The facility is available for drawdown until December 31, 1996, in dollars or as a gold loan, to a maximum of US$13.0 million or the gold ounce equivalent thereof (not to exceed 35,000 ounces). Drawdowns under the facility bear interest at LIBOR plus 1.60 percent for dollar loans and gold lease rates plus 1.60 percent for gold loans. The loan is repayable in seven semi-annual instalments commencing the earlier of 12 months after the first drawdown or June 30, 1997. In the event, the company generates cash surpluses after debt service, it is required to make annual prepayments equal to 25 percent of its Excess Cash flow, up to a maximum of US$2.5 million annually and US$5.0 million in aggregate.

In addition to the loan facility, the company has also arranged a hedging facility for up to 275,000 ounces of gold for deliveries up to the year 2001. Both the hedging and credit facilities are secured by the assets at the Hycroft mine and parent company guarantee.

On February 29, 1996, the company entered into a Letter of Intent to enter into an Option Agreement with L. B. Mining Company to acquire the Guariche gold project in Southeastern Venezuela. Subject to due diligence and the company satisfying itself that, during the four-month option period, the project contains 500,000 ounces of proven and probable reserves, the company will acquire the property for US$15 million of which US$5 million is payable in Granges shares and the balance in cash. Additional proven and probable reserves above the 500,000 ounces will cost US$30 per ounce up to one million ounces. Any excess above one million proven and probable ounces attract a 7.5 percent Net Smelter Royalty. The expenditure commitment is US$600,000 during the option period, an additional US$1.0 million within the first 12-month period after the property is acquired, and a further US$1.0 million within the following 12-month period.


23. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The significant differences between generally accepted accounting principles
(GAAP) in Canada and in the United States are as follows:

A) Under Canadian GAAP, interest costs relating specifically to assets under construction may be capitalized during the construction period. When construction is completed, further interest costs are expensed. Under U.S. GAAP, interest to be capitalized for qualifying assets is intended to be that portion of the interest cost incurred during the assets' acquisition periods that theoretically could have been avoided if expenditures for the assets had not been made.

B) Under Canadian GAAP, the amalgamation of Granges and Hycroft was treated in a manner similar to a pooling of interest. Under U.S. GAAP, the amalgamation does not meet the conditions for pooling of interest. Accordingly, the transaction would be treated as a purchase under U.S. GAAP with the excess of proceeds over the net book value of Hycroft's net assets allocated to mineral properties.

C) Under Canadian corporate law, the company underwent a capital reduction in connection with the amalgamation of Granges and Hycroft whereby share capital and contributed surplus were reduced to eliminate the consolidated accumulated deficit of Granges as of December 31, 1994, after giving effect to the estimated costs of the amalgamation. Under U.S. corporate law, no such transaction is available and accordingly is not allowed under U.S. GAAP.

D) Under Canadian GAAP, corporate income taxes are accounted for using the deferral method of income tax allocation. Under this method, deferred income taxes represent a deferral to future periods of a benefit obtained or expenditures incurred currently, and are accordingly computed at current tax rates without subsequent adjustment to the accumulated balance to reflect changes in tax rates. Deferred taxes are provided on differences between accounting and taxable income due to the difference in timing of recognition of items for accounting and tax purposes ("timing differences"). Under U.S. GAAP, corporate income taxes are accounted for using the liability method of income tax allocation. Under this method, deferred income taxes are considered to reflect the recognition in the current period of taxes expected to be payable or recoverable in a future period, and accordingly, the accumulated tax allocation balance is adjusted in future periods to reflect changes in tax rates. Deferred taxes are provided on "temporary differences", which is a broader concept than "timing differences." Under U.S. GAAP, deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. As at December 31, 1994 any deferred tax assets to be recognized would have been offset by a valuation allowance. Under US GAAP, the excess of purchase price over net book value acquired would be tax affected giving rise to a credit to deferred income taxes and a debit to mineral properties. This would result in a corresponding reduction in the valuation allowance with the resulting credit being allocated against mineral properties. At December 31, 1995, the Company's deferred tax would be as follows:

                                                                    1995
                                                                 ---------
        Deferred taxes arising on:
                 Operating losses                                $   4,462
                 Excess purchase price                             (13,469)
                 Temporary tax and book basis difference            13,669
                                                                 ---------
                      Subtotal                                       4,662
                     Valuation allowance                            (4,662)
                                                                 ---------
                                                                 $     nil
                                                                 =========

E) Under U.S. GAAP, the settlement of Mining taxes described in Note 4 is a current year's expense.

The significant differences in the consolidated statements of earnings and deficit relative to U.S. GAAP were as follows:

                                                                               Year ended December 31
                                                                     ------------------------------------------
                                                                        1995             1994            1993
                                                                        ----             ----            ----

Net earnings following Canadian GAAP                                 $  2,948         $  6,985        $   2,761
Net interest capitalized (amortized) (Note A)                             (29)             (36)              55
Depreciation of excess of proceeds over net book
   value of assets on amalgamation (Note B)                            (3,629)              --               --
Other Item
   Settlement of Mining Taxes (Note E)                                   (256)              --               --
                                                                     --------         --------        ---------

Net earnings (loss), following U.S. GAAP                                 (966)           6,949            2,816

Deficit, beginning of year following U.S. GAAP                        (73,699)         (80,648)         (83,464)
                                                                     --------         --------        ---------

Deficit, end of year following U.S. GAAP                             $(74,665)        $(73,699)       $ (80,648)
                                                                     ========         ========        =========

Primary earnings (loss) per share                                    $  (0.02)        $   0.20        $    0.08
                                                                     ========         ========        =========



The significant differences in the balance sheet as at December 31, 1995 relative to U.S. GAAP were:

                                                                      Per Cdn.         Cdn./U.S.        Per U.S.
                                                                          GAAP              Adj.            GAAP
                                                                          ----              ---             ----

Current assets                                                         $38,104                          $ 38,361
Investments                                                              5,808                             5,808
Property, plant and equipment                                           43,756       31,535(A),(B)        75,291
                                                                       -------                          --------
                                                                       $87,668                          $119,460
                                                                       =======                          ========

Current liabilities                                                      8,518                             8,518
Provision for reclamation and future closure costs                       4,654                             4,654
                                                                       -------                          --------
                                                                        13,172                            13,172

Common shares                                                           73,980      104,785(B),(C)       178,765
Contributed surplus                                                        --         3,803(C)             3,803
Retained earnings (deficit)                                              1,923      (77,053)(A),(B),(C)  (74,873)

Currency translation adjustment                                         (1,407)                           (1,407)
                                                                       -------                          --------
                                                                        87,668                           119,460
                                                                       =======                          ========


Cash flows for the company under Canadian GAAP are presented in the consolidated statement of changes in cash resources. Under Canadian GAAP all financing and investment activities are presented on the face of the statement. Under U.S. GAAP only cash transactions are presented, with non-cash transactions disclosed separately. The gain on the sale of the company's base metal properties was a non-cash transaction. Accordingly, under U.S. GAAP the proceeds from the sale of mineral properties and marketable securities and the purchase of investments would both be reduced by $6,718,750, the value of the non-cash transaction.
The company is not aware of any differences between Canadian and U.S. GAAP in classifications among categories within the cash flow statement.

Supplemental Disclosures of Cash Flow Information

                                           1995          1994      1993
- -----------------------------------------------------------------------
Cash paid during the year for:

Interest                                  $ 203        $ 157      $ 516
Income taxes                                264          416         33


SUPPLEMENTARY QUARTERLY FINANCIAL INFORMATION

(CANADIAN DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                1st        2nd          3rd         4th       Year
- ------------------------------------------------------------------------------------
1995

Sales                          15,976     13,687       13,781      12,930     56,374

Earnings (loss) from
  mining operations             2,727        818        1,265        (298)     4,512

Net earnings (loss)             1,434        218        5,780      (4,484)     2,948

Earnings (loss) per share        0.04       0.01         0.13       (0.10)      0.07



1994

Sales                          13,834     11,387       15,344      13,867     54,432

Earnings (loss) from
  mining operations              (402)       427        1,584         939      2,548

Net earnings (loss)            10,477       (751)      (1,148)     (1,593)     6,985

Earnings (loss) per share        0.31      (0.02)       (0.03)      (0.05)      0.20

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

                                    PART III


ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Directors of Granges

The directors of Granges are elected each year at the annual general meeting of shareholders and hold office until their successors are elected or appointed. On August 15, 1994 Atlas acquired 12,694,200 common shares, representing 37.2 percent of the issued and outstanding common shares, of Granges in a private transaction from a previous shareholder. As a result of the subsequent amalgamation on May 1, 1995 of Granges with its 50.5 percent owned subsidiary, Hycroft Corp., Atlas' interest in the Post-Amalgamation Granges was reduced to
27.7 percent. Pursuant to an agreement dated May 13, 1994, as amended by a subsequent agreement dated February 24, 1995, Atlas agreed that, following the Amalgamation, which Atlas agreed to support, (i) Atlas would vote its common shares of Granges in favour of a slate of nine directors who would constitute the board of directors of Granges from and after October 1, 1995 and would vote its common shares in favour of such nine directors at the first post-amalgamation annual general meeting of Granges in 1996, and (ii) Michael
B. Richings, then President of Atlas, would become President and Chief Executive Officer of Granges, subject to approval of the Granges board of directors. The agreement entitles Atlas to representation on the board of directors of Granges in proportion with its shareholding in Granges.

Mr. Richings became President and Chief Executive Officer of Granges effective June 1, 1995, and ceased to be President of Atlas, although he remains on the board of directors of Atlas. Both Mr. Richings and Mr. David J. Birkenshaw, Chairman and Chief Executive Officer of Atlas, serve on both the board of directors of Atlas and the board of directors of Granges.

The present directors of Granges, together with the location of their residences, ages, length of service and business experience, are described below.

                                                                                   BUSINESS EXPERIENCE
               NAME                      AGE         DIRECTOR SINCE              DURING PAST FIVE YEARS
               ----                      ---         --------------              ----------------------
  David J. Birkenshaw                    40          August 17, 1994       Investment Banker; Chairman and
  Toronto, Ont.                                                            Chief Executive Officer of Atlas
  Director and Vice Chairman of                                            Corporation, a mining company,
  the Board                                                                since 1990; Chairman of
                                                                           Birkenshaw & Company, Ltd., an
                                                                           investment company, since 1990

  William M. Calhoun                     63          May 1, 1995           Mining Engineer and Geologist;
  Silverton, Id.                                                           Chief Executive Officer of
  Director                                                                 William Calhoun, Inc., mining
                                                                           consultants




                                                                                   BUSINESS EXPERIENCE
               NAME                      AGE         DIRECTOR SINCE              DURING PAST FIVE YEARS
               ----                      ---         --------------              ----------------------
  C. Thomas Ogryzlo                      56          March 8, 1996         Mining Engineer; President and
  Mississauga, Ont.                                                        Chief Operating Officer of
                                                                           Kilborn Engineering and
                                                                           Construction Ltd., an engineering
                                                                           firm, since 1992; Senior Vice
                                                                           President of Kilborn Engineering
                                                                           and Construction from 1991 to
                                                                           1992; prior to 1991 Senior Vice
                                                                           President of Fluor Daniel Wright,
                                                                           an engineering firm.

  Michael B. Richings                    50          May 1, 1995           Mining Engineer; Director of
  Littleton, Co.                                                           Atlas Corporation, a mining
  Director                                                                 company, since January, 1995;
                                                                           Group Executive and President of
                                                                           Lac Minerals Ltd. South America,
                                                                           a mining company, from 1993 to
                                                                           1995; Vice President of
                                                                           Operations of Atlas Corporation
                                                                           from 1990 to 1992

  David R. Sinclair                      66          June 1, 1995          Chartered Accountant; Corporate
  Nanoose Bay, B.C.                                                        Director; Director, Cominco Ltd.,
  Director and Chairman of the                                             a mining company
  Board

  Keith Steeves                          63          September 29, 1995    Mining Executive; Senior Vice-
  Vancouver, B.C.                                                          President, Commercial of Teck
  Director                                                                 Corporation, a mining company

  Alan G. Thompson                       68          December 1, 1989      Businessman; President and Chief
  West Vancouver, B.C.                                                     Executive Officer of A.G.T.
  Director                                                                 Financial Corporation, an
                                                                           investment company

  John S. Walton                         65          May 1, 1995           Businessman; Chairman of
  Victoria, B.C.                                                           Endeavour Financial Corporation,
  Director                                                                 a firm providing corporate and
                                                                           financial advisory services to
                                                                           the mining industry

  Peter Walton                           66          May 24, 1989          Self-employed business consultant
  West Vancouver, B.C.
  Director

Other than as set out above, none of the directors of Granges hold directorships in any companies stipulated by this item and no events stipulated by this item have occurred during the past five years that are material to an evaluation of the ability or integrity of any director of Granges.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was or is to be elected as a director of Granges or a nominee of any other person, except as disclosed herein.

Executive Officers

The executive officers of Granges are appointed by and hold office at the pleasure of the board of directors of Granges. The present executive officers of Granges, together with their ages, length of service and business experience, are described below:

                                                                              BUSINESS EXPERIENCE
             NAME                   AGE          HELD OFFICE SINCE          DURING PAST FIVE YEARS
             ----                   ---          -----------------          ----------------------
  Michael B. Richings                50         June 1, 1995          Mining Engineer; Director of Atlas
  President and Chief                                                 Corporation, a mining company,
  Executive Officer and                                               since January, 1995; Group
  Director                                                            Executive and President of Lac
                                                                      Minerals Ltd. South America, a
                                                                      mining company, from 1993 to 1995;
                                                                      Vice President of Operations of
                                                                      Atlas Corporation from 1990 to
                                                                      1992

  Amjad J. Ali                       51         May 12, 1993          Vice President, Finance of Granges
  Vice President Finance                                              Inc. since 1993; prior to 1993,
  and Chief Financial                                                 Vice President, Finance of
  Officer                                                             Quintette Coal Limited, a mining
                                                                      company

  Nancy A. Larson                    34         January 1, 1996       Corporate Solicitor of Granges
  Corporate Secretary/                                                from 1993 to 1996; prior thereto
  Manager Investor                                                    Associate, Jones McCloy Peterson
  Relations                                                           (Barristers & Solicitors)

  Paul Wright                        42         May 1, 1995           General Manager, Crofoot/Lewis
  Vice President Mining and                                           mine of Hycroft Resources &
  Project Development                                                 Development Corporation, a mining
                                                                      company, from 1992 to 1995;
                                                                      Manager, Western Operations of
                                                                      J.S. Redpath Group, a mine
                                                                      contracting and engineering
                                                                      company, from 1987 to 1991

Other than as set out above, none of the executive officers of Granges hold directorships in any companies stipulated by this item and no events stipulated by this item have occurred during the past five years that are material to an evaluation of the ability or integrity of any of the above executive officers of Granges.

None of the above executive officers has entered into any arrangement or understanding with any other person pursuant to which he was or is to be elected as an executive officer of Granges or a nominee of any other person.

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation for the Company for services during the three most recently completed financial years with respect to certain executive officers or former executive officers of Granges whose total compensation as officers during 1995 exceeded US $100,000.

                                                                                      LONG-TERM
                                                  ANNUAL COMPENSATION ($)            COMPENSATION
                                          ---------------------------------------    ------------
                                                                          OTHER
                                                                         ANNUAL       SECURITIES    ALL OTHER
           NAME AND                                                      COMPEN-      UNDERLYING     COMPEN-
      PRINCIPAL POSITION         YEAR         SALARY         BONUS     SATION(1)(3)   OPTIONS(2)    SATION(3)
      ------------------         ----         ------         -----     ------------   ----------    ---------
                                               ($)            ($)         ($)            (#)           ($)
 MICHAEL B. RICHINGS             1995        154,363        30,000        None         250,000        5,286(4)
 President and Chief
 Executive Officer

 PAUL WRIGHT                     1995         54,030         None         None         100,000      144,690(5)
 Vice President Mining and
 Project Development

 AMJAD J. ALI                    1995        130,000        13,000        None         100,000        2,600
 Vice President Finance          1994        130,000        12,000        None          20,000        2,600
                                 1993         82,298          N/A         None          20,000       37,573(6)
 JOHN S. AUSTON                  1995        108,333         None      572,870(7)      100,000        2,167
 Former President and Chief      1994        260,000        24,000        None         100,000        3,500
 Executive Officer               1993        200,000          N/A        6,000(8)      100,000        3,500

 FREDERICK FELDER                1995         96,604         None      273,378(7)       50,000        3,500
 Former Senior Vice              1994        139,500        13,000        None          20,000        3,500
 President Exploration           1993        135,488        13,000        None          20,000        3,500

 JANIS D. BUSSE                  1995        130,000        13,000     239,759(7)       50,000        3,500
 General Counsel &               1994        130,000        13,000        None          20,000        3,500
 Corporate Secretary             1993        125,013        15,000        None          20,000        3,500



- --------------------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 and 10% of the total annual salary and bonus for any of the executive unless otherwise noted.
(2) All securities under option are for common shares of Granges. No stock appreciation rights ("SARs") are outstanding.
(3) Represents Granges' contribution under Granges' Retirement Savings Plan except where otherwise indicated. The executive officers of Granges participate in this plan on the same basis as all other employees of Granges. See "Retirement Savings Plan".
(4) Michael B. Richings was Group Executive and President of Lac Minerals Ltd., South America from 1993 and became President and Chief Executive Officer of Granges on June 1, 1995.
(5) Paul Wright was General Manager, Crofoot/Lewis mine of Hycroft Resources & Development Corporation, from 1992 and became Vice President Mining and Project Development on May 1, 1995.
(6) Amjad Ali became permanently employed by Granges in April 1993 and was appointed Vice President Finance on May 12, 1993. Other compensation for this officer during 1993 includes consulting fees of $12,000 per month for a total of $36,000 and $1,573 representing Granges' contribution under the Retirement Savings Plan.
(7) Severance payments, including base salary, bonus (where applicable) and employee benefits. John S. Auston retired on June 1, 1995. Frederick Felder ceased to be Senior Vice President Exploration on July 17, 1995. Janis Busse ceased to be General Counsel and Corporate Secretary on December 31, 1995.
(8) Director's fees.

Compensation Pursuant to Plans

Stock Option Plans

In August 1984, Granges established a stock option plan, which was amended in 1990 and again in 1995 ("Stock Option Plan"), providing for the granting to directors, officers and full-time employees of Granges of options to purchase up to a maximum of 7,500,000 common shares of Granges ("Granges Shares") from time to time. Under the Stock Option Plan, options may be exercised by making a cash payment to Granges of an amount equal to the option exercise price per share for each Granges Share in respect of which the option is exercised. All options are subject to the terms and conditions of an option agreement entered into by Granges and each participant at the time an option is granted.

Subject to the requirement of the Stock Option Plan, the Board of Directors has the authority to select those individuals to whom options will be granted and the specific terms of the options and to amend the terms of any options that would otherwise expire upon the termination of director's, officer's or full-time employee's position with Granges. The option exercise price under the Stock Option Plan for common shares acquired upon exercise of an option is not less than the fair market value, without any discount, of the common shares at the time of granting of the option. All options expire 10 years after the grant of the options and otherwise terminate upon the termination of the optionee's employment or service with Granges, subject to the right of the optionee to exercise options during the lesser of the time remaining to exercise the option and 30 business days after such termination, unless terminated with cause. If an optionee dies before his termination of employment then any option can be exercised by the optionee's legal representative for the lesser of the time remaining to exercise the option and 90 business days. During the lifetime of the optionee, the option is exercisable only by the optionee and options are not assignable or transferable.

Option Grants

The following table sets forth information concerning grants of stock options under Granges' Stock Option Plan during the financial year ended December 31, 1995 to each of the executive officers named in the Summary Compensation Table. All securities are for common shares of Granges. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued.

                                                                                              POTENTIAL
                                       % OF TOTAL                                        REALIZABLE VALUE AT
                          NUMBER OF      OPTIONS                                            ASSUMED ANNUAL
                          SECURITIES    GRANTED TO      EXERCISE                            RATES OF STOCK
                          UNDERLYING  EMPLOYEES IN         OR                             PRICE APPRECIATION
          NAME            OPTIONS(2)  FINANCIAL YEAR   BASE PRICE     EXPIRATION DATE      FOR OPTION TERM
          ----            ----------  --------------   ----------     ---------------    --------------------
                                          (%)         ($/SECURITY)


  Michael B. Richings     100,000          8.3           2.70          May 8, 2005        439,802    700,310
                          150,000         12.4           2.25       December 12, 2005     549,752    875,388

  Paul Wright              50,000          4.1           2.70          May 8, 2005        219,901    350,155
                           50,000          4.1           2.25       December 12, 2005     183,251    291,796

  Amjad J. Ali             30,000          2.5           2.28        January 23, 2005     111,416    177,412
                           30,000          4.1           2.25       December 12, 2005     109,950    175,078

  John S. Auston              0             0             0                 0                -          -

  Frederick Felder         30,000          2.5           2.28       September 15, 1995    111,416    177,412

  Janis Busse              30,000          2.5           2.28        January 31, 1996     111,416    177,412

- ---------------

(1) The market value of the common shares on the date of grant of the options is the closing price per share at which board lots of common shares were traded on The Toronto Stock Exchange on the day preceding the date of grant.
(2) Options to purchase 110,000 shares were exercisable on January 1, 1996 and an additional 102,500 will be exercisable on each of the three anniversary dates of the initial vesting.


AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

The following table sets forth information concerning the exercise of options during the financial year ended December 31, 1995, and the value at December 31, 1995 of exercisable in-the-money options held, by each of the executive officers named in the Summary Compensation Table. No SARs are outstanding.


                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-
                                                                  UNDERLYING                  THE-MONEY OPTIONS AT
                                                               UNEXERCISED OPTIONS             FINANCIAL YEAR-END
                          SHARES ACQUIRED       VALUE         AT FINANCIAL YEAR-END               EXERCISABLE/
          NAME              ON EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE           UNEXERCISABLE(1)
          ----            ---------------      --------      -------------------------         ---------------------
                                (#)              ($)                  (#)                             ($)
  Michael B. Richings            0                0             62,500/187,500                  140,625/421,875

  Paul Wright                  10,000           12,500           25,000/75,000                  56,250/168,750

  Amjad J. Ali                   0                0              35,000/45,000                  78,750/101,250

  John S. Auston                 0                0                100,000/0                       225,000/0

  Frederick Felder             27,500           32,275                0/0                             0/0

  Janis D. Busse                 0                0              27,500/22,500                   61,875/50,625

(1) Based on the closing trading price of the Company's common shares on The Toronto Stock Exchange on the last trading day of the financial year, being $2.25.

OUTSTANDING OPTIONS

The total number of outstanding options to purchase Granges Shares held by executive officers, directors who were not executive officers and employees who were neither directors nor executive officers of Granges as of December 31, 1995 (including all such officers, directors and employees of subsidiaries of Granges)is as follows:

                      NUMBER OF SHARES        NUMBER OF
    OPTIONEES           UNDER OPTION     OPTIONS EXERCISABLE  EXERCISE PRICE   EXPIRY DATES
    ---------         ----------------   -------------------  --------------   ------------

Executive Officers        600,000              255,000         $1.45 - 2.85     2001 - 2005

Directors                 400,000              220,000         $1.45 - 2.78     2001 - 2005

Employees                 320,000              121,250         $1.45 - 2.85     2001 - 2005

CASH BONUS PLANS

Executive officers and certain other senior employees of Granges are eligible under employment contracts or under the policy adopted by Granges in 1989 for cash performance or incentive bonuses. Bonuses paid in 1995 totalled $85,860 paid to eight persons. Bonuses are in the discretion of the board of directors on recommendations from the Compensation Committee. There is no established formula utilized in determining the bonuses.

PENSION AND RETIREMENT SAVINGS PLANS

Permanent, Canadian-based employees including executive officers of the Company are eligible for contributions by the Company to their individual retirement savings plan ("RSP"). The retirement savings plan also requires the Company to contribute between 2% and 4% of the employee's salary, depending on length of service, to a maximum of $3,500 per year and provided the employee also makes the required contribution, as follows:

                                           GRANGES'               EMPLOYEES'
TERM OF EMPLOYMENT                       CONTRIBUTION            CONTRIBUTION
- ------------------                       ------------            ------------
3 years or less . . . . . . . . . . . . .    2.0%                     2%
3-4 years . . . . . . . . . . . . . . . .    3.0%                     2%
4-5 years . . . . . . . . . . . . . . . .    3.5%                     2%
5 years or more . . . . . . . . . . . . .    4.0%                     2%

The retirement savings funds for each employee are deposited in the employee's registered retirement savings plan ("RRSP") as defined in Canadian income tax legislation, and are held by a trustee. The amounts contributable to an RRSP and the withdrawal and taxation of RRSP funds both before and after retirement are governed by Canadian income tax legislation. If funds are withdrawn by the employee from his or her RRSP, the employee ceases to qualify for contributions by the Company for a period of two years.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ON CHANGE OF CONTROL

All of the four current executive officers of Granges have been engaged under employment contracts. Each of these contracts commonly provide for base salary, annual discretionary bonus, four weeks' vacation time and various minor perquisites. The contract between Granges and the President and Chief Executive

Officer, has an unlimited term and allows for termination of his employment by Granges without cause provided that it continues to pay his base salary until the earlier of the date he obtains comparable employment elsewhere and the date of expiry of the contract. His base salary also continues to the expiry of the term if he is permanently incapacitated during the term of the contract. The contract also specifies a bonus payable annually of from zero to 30 percent of his base salary, at the total discretion of the Board of Directors and provides for a severance benefit described below.

The contracts between Granges and each of the other executive officers are for an indefinite term, provide for bonuses of zero to 15 percent of base salary, and contain no specific termination provisions.

Other than as described below, Granges has no plan or arrangement in respect of compensation received or that may be received by executive officers in the most recently completed or current financial year to compensate such officers in the event of the termination of employment on resignation, retirement or change of control or in the event of a change in responsibilities following a change in control.

Granges had arrangements with 9 key employees including 6 executive officers under which each is entitled to receive severance benefits based upon monthly salary in the event of termination of their employment other than for cause within one year following a change of control of Granges. The aggregate compensation paid or payable to the 6 executive officers under this arrangement is $1,751,875, and the amount paid or payable to each executive officer is as follows:

                          Amjad J. Ali                      $162,500
                          John S. Auston                     520,000
                          Janis Busse                        195,000
                          Frederick Felder                   174,375
                          Michael B. Richings                500,000
                          Paul Wright                        200,000

COMPOSITION OF THE COMPENSATION COMMITTEE

Granges has a compensation committee comprised of the following directors:
David J. Birkenshaw, David R. Sinclair, Peter Steen, Alan G. Thompson and John
S. Walton (the "Committee"). None of the members of the compensation committee is or have been an executive officer or employee of Granges or any of its subsidiaries or an executive officer, employee or director of Atlas Corporation or any of its affiliates or subsidiaries except David J. Birkenshaw who is Chairman of the Board and Chief Executive Officer of Atlas Corporation.

REPORT OF THE COMPENSATION COMMITTEE

It is the responsibility of the compensation committee to review and recommend compensation policies and programs for Granges as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters. During 1995 the compensation committee met five times.

Granges' compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of Granges' business. They are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long range interests of Granges and its shareholders, overall financial and operating performance of Granges and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through Granges' cash bonus plan.

The total compensation plan for executive officers is comprised of three components: base salary, a cash bonus plan and stock options. As a general rule for establishing base salaries, the Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection for an executive office. The compensation range for executives normally moves annually to reflect external factors such as inflation.

Granges' cash bonus plan generally allows management personnel to earn a bonus to a maximum of 15 percent of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of Granges. All executive officers participate in this program except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus of up to 30 percent of his base salary. In the past the Committee has made a recommendation to the Board as to the appropriate bonus for the most senior corporate officer, but no specific performance criteria or objectives have been utilized by the Committee or the Board in making their determinations.

In 1995 the executive group were paid bonuses of $42,000 in aggregate, which were paid to three executive officers.

The third element in the total compensation plan is the Stock Option Plan.
This plan is intended to emphasize management's commitment to growth of Granges and enhancement of shareholders' wealth through, for example, improvements in net earnings and share price increments. In the past Granges placed less reliance on stock options as management incentives in comparison to other companies in the mining industry, principally due to the relative undervaluation of Granges' stock and other factors which were perceived to have interfered with normal market performance of its shares. A review of the stock option element of executive and management compensation was undertaken in 1994 and in August 1994 the Board of Directors adopted the recommendations of the compensation committee with respect to exercising its discretion in granting options under the Stock Option Plan. These recommendations, which were designed to improve the value of the plan as an incentive to management and to encourage long term service, are as follows:

         (a) participation under the Stock Option Plan will continue to be restricted to senior staff;

         (b) the initial grant of options will continue to be upon commencement of permanent employment, will be at a level commensurate with the seniority of the position and will be in accordance with current industry standards;

         (c) consideration will be given to subsequent grants on an ad hoc basis dependant upon corporate and individual performance and up to a maximum level commensurate with the seniority of the position; and

         (d) each new grant will have a maximum term of 10 years as required under the Stock Option Plan, but with one-quarter of the options exercisable at the date of grant and the remaining three quarters in equal instalments over the succeeding three years.


                               Submitted on behalf of the Compensation Committee

                                                        DAVID J. BIRKENSHAW
                                                        C. THOMAS OGRYZLO
                                                        DAVID R. SINCLAIR
                                                        ALAN G. THOMPSON
                                                        JOHN S. WALTON

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in Granges' cumulative total shareholder return on its Common Shares with the cumulative total return of the TSE 300 Stock Index, assuming the re-investment of dividends, for the last five financial years:

                                   [GRAPH]

               1990      1991      1992     1993     1994     1995
              ------    ------    ------   ------   ------   ------
TSE 300       100.00    112.02    110.41   146.35   146.09   167.31
GXL.TO        100.00     82.39    126.76   274.65   172.54   158.45


COMPENSATION OF DIRECTORS

Compensation for directors of Granges during 1995 was and remains $12,000 per annum plus a fee of $600 per meeting ($500 for telephone meetings) payable quarterly in equal instalments. The Chairman of the board of directors receives, in addition, an extra fee of $24,000 per annum. Granges also reimburse directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of Granges for committee participation or special assignments.


ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 1995 certain information regarding the beneficial ownership of Common Shares by (i) each person known by Granges to own beneficially more than 5% of the outstanding Common Shares; (ii) each of Granges' directors (including their spouses and children under 18) and named executive officers; and (iii) all directors and officers of Granges as a group (including their spouses and children under 18):


                                                              TOTAL COMMON
                                                                 SHARES
    DIRECTORS, OFFICERS             NO. OF      EXERCISABLE   BENEFICIALLY   PERCENT
    AND 5% SHAREHOLDERS         COMMON SHARES    OPTIONS(1)     OWNED(1)     OWNERSHIP(2)
    -------------------         -------------   -----------   ------------   ---------

Atlas Corporation                 12,714,900        --        12,714,900       27.6%
Republic Plaza
370 Seventeenth St.
Suite 3150
Denver, Colorado
80202

BGR Precious Metals Inc.           2,356,147        --         2,356,147        5.1%
Suite 790
Commerce Place
40 Burrard Street
Vancouver, B.C.
V6C 3A6

David J. Birkenshaw                   0           35,000          35,000         (3)

Alan G. Thompson                      0           35,000          35,000         (3)

William Calhoun                       0           27,500          27,500         (3)

Michael B. Richings                   0           62,500          62,500         (3)

David R. Sinclair                     0           27,500          27,500         (3)

Keith Steeves                         0           27,500          27,500         (3)

Peter Steen                           0           27,500          27,500         (3)

John S. Walton                        0           27,500          27,500         (3)

Peter Walton                          0           27,500          27,500         (3)

Amjad J. Ali                          0           35,000          35,000         (3)

Paul Wright                           0           25,000          25,000         (3)

Janis Busse                         5,740         27,500          33,240         (3)

All directors and officers          5,740        385,000         390,740         (3)
as a group (12 persons)

- ---------------

(1) Includes Common Shares receivable under options which are currently exercisable or exercisable within 60 days of March 27, 1996 which are deemed to be beneficially owned for purposes of this item.
(2) At March 27, 1996 there were 46,181,661 Common Shares in the capital of Granges issued and outstanding.
(3)      Less than 1.0%.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1995, there have been no transactions, or series of similar transactions, or any currently proposed transactions or series of similar transactions, to which Granges or any of its subsidiaries was or is a party in which the amount involved exceeds $60,000 and in which any director or executive officer, nominee for election as a director, any member of the immediate family of any of the foregoing persons or Atlas had, or will have, a direct or indirect material interest, except for an exploration joint venture agreement (the "Joint Venture Agreement") between Granges and Atlas dated as of September 29, 1995.

The Joint Venture Agreement applies to approximately 34 square miles of Atlas' Gold Bar claim block located near Eureka, Nevada. In order to earn a 50 percent undivided interest in not more than 15 square miles within the area of interest, the terms of the agreement require Granges to spend US$2.25 million on exploration and development within three years on approximately 1,194 claims included in the area of interest, at the rate of US$625,000 in each of the first two years and US$1.0 million in the third year, and to complete an independent reserve report recommending development of a deposit containing a mineable reserve in excess of 300,000 ounces of gold. Granges has the right to terminate the agreement at any time prior to completing the US$2.25 million of exploration and development expenditures and the independent reserve report.
If a reserve study is not completed within the first three years, Granges has an option to earn a 50 percent interest in a reduced three square miles area by spending an additional US$1.0 million in each of the next succeeding two years and completing a reserve study. Atlas has retained a two percent net smelter royalty on all claims not currently carrying third party royalties. Atlas has agreed to make available to the venture, at the time of Granges' earn-in, milling throughput rights of not less than 50 percent of the capacity of Atlas' existing Gold Bar mill.

During 1995, there were and are no relationships regarding directors or nominees for director as stipulated by this item and no director or executive officer, nominee for election as a director, any member of their immediate family or any corporation or organization in which any of them, directly or indirectly, beneficially owns 10% or more of any class of equity securities was indebted to Granges.

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

A.       CONSOLIDATED FINANCIAL STATEMENTS OF GRANGES INC. AND SUBSIDIARIES

         Consolidated financial statements of Granges and its subsidiaries are incorporated under Item 8 of this Form 10-K.


B.       REPORTS ON FORM 8-K

         (i) The Company filed a report on Form 8-K dated October 5, 1995, which reported under Item 5 (Other Events) the signing of an agreement in principle with Atlas Corporation for an exploration joint venture on approximately 34 square miles of Atlas' Gold Bar claim block located near Eureka, Nevada.

         (ii) The Company filed a report on Form 8-K dated November 14, 1995, which reported under Item 5 (Other Items) its 1995 third quarter financial results.

         (ii) The Company filed a report on Form 8-K dated November 27, 1995, which reported under Item 5 (Other Items) that its board of directors reviewed and approved the 1996 exploration program.

C.       EXHIBITS

        Exhibit Number                      Description
        --------------                      -----------
             3.01        Certificate of Amalgamation of Granges filed as
                         Exhibit 3.01 to the Form 20 F/A for the year ended
                         December 31, 1994 and incorporated herein by reference
                         (File No. 1-9025)

             3.02 Memorandum of Granges filed as Exhibit 3.02 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1- 9025)

             3.03        Articles of Granges filed as Exhibit 3.03 to the Form
                         20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1- 9025)

             3.04 Share Certificate of Granges filed as Exhibit 3.04 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.01       Amalgamation agreement dated February 24, 1995 between
                         Granges and Hycroft included in the Joint Management
                         Information Circular of Granges and Hycroft filed as
                         Exhibit 20.1 to the Form 8-K dated May 1, 1995 and incorporated herein by reference (File No. 1-9025)

             10.02       Shareholder Protection Rights Agreement dated as of
                         May 1, 1995 between Granges and Montreal Trust Company of Canada filed with the SEC as Exhibit 1.1 to the Form 8-A of Granges dated May 19, 1995 and incorporated herein by reference (File No. 1-9025)

             10.03 Severance Agreement dated May 31, 1995 between Granges and John S. Auston filed as Exhibit 20.1 to the Form
                         8-K dated May 15, 1995 and incorporated herein by reference (File No. 1-9025)

             10.04 Agreement dated May 13, 1994 between Granges and Atlas filed as Exhibit 2.01 to the Form 20-F for the period ended December 31, 1994 and incorporated herein by reference (File No.1-9025)

             10.05       Employment agreement dated June 1, 1995 between
                         Granges and Michael B. Richings filed as Exhibit 10(i) to the Form 10-Q for the quarterly period ended June
                         30, 1995 and incorporated herein by reference (File
                         No. 1-9025)

             10.07 Purchase and Sale Agreement dated September 27, 1995 between Aur Resources Inc. and Granges filed as
                         Exhibit 10.06 to the Form 20-F/A for the year ended
                         December 31, 1994 and incorporated herein by reference
                         (File No. 1-9025)

             10.08       Agreement dated February 24, 1995 between Granges and
                         Atlas filed as Exhibit 2.03 to the Form 20-F for the period ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.09       Revised stock option plan of Granges dated September
                         1995 filed as Exhibit 10.08 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.10       Commitment letter dated November 14, 1995 between
                         Granges and Deutsche Bank AG filed as Exhibit 10.09 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.11 Purchase and Sale Agreement dated June 24, 1994 between Granges and Hudson Bay Mining and Smelting
                         Co., Limited filed as Exhibit 10.10 to the Form 20-
                         F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.12       Private Placement Subscription Agreement dated August
                         25, 1995 between Granges and Zamora Gold Corp. filed as Exhibit 10.10 to the Form 20-F/A for the year ended
                         December 31, 1994 and incorporated herein by reference
                         (File No. 1-9025)

             10.13 Registration Agreement between Granges and Atlas dated as of November 10, 1995 filed as Exhibit 10.12 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.14 Indemnification Agreement between Granges and Atlas dated as of November 10, 1995 filed as Exhibit 10.13 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No.
                         1-9025)

             10.15 Letter of Intent between Granges and Atlas dated as of October 4, 1995 to enter into an Exploration Joint
                         Venture Agreement filed as Exhibit 10.14 to the Form
                         20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.16       Employment Agreement dated March 24, 1993 between
                         Amjad J. Ali and Granges filed as Exhibit 10.15 to the
                         Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.17       Employment Agreement dated May 30, 1995 between Paul
                         Wright and Granges filed as Exhibit 10.16 to the Form
                         20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.18 Form of Change of Control Agreement, agreements in the same format dated May 31, 1995 have been entered into between Granges and each of Amjad J. Ali, Janis D.
                         Busse and Paul Wright filed as Exhibit 10.17 to the Form 20- F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.19 Lewis Mine Lease and Assignment Agreement included in the Assignment of Mining Lease dated January 23, 1987 among Standard Slag Company, Hycroft Lewis Mine, Inc.,
                         Hycroft Resources Corporation and Granges, filed as
                         Exhibit 10.7 to Granges' Registration Statement on
                         Form S-1, as amended, and incorporated herein by reference (File No. 33-17974)

             10.20 Lewis Hycroft Agreement dated January 10, 1989, between Frank W. Lewis, Hycroft Lewis Mine, Inc. and
                         Hycroft Resources - Development Inc. filed as Exhibit
                         10.16 to Granges' Annual Report on Form 10-K for the fiscal year ended December 31, 1988, as amended, and incorporated herein by reference (File No. 1-9025)

             10.21 Second Lewis-Hycroft Agreement dated March 15, 1991 between Frank W. Lewis, Granges, Hycroft Resources -
                         Development Inc. and Hycroft Lewis Mine, Inc. filed as
                         Exhibit 10.20 to the Form 20-F/A for the year ended
                         December 31, 1994 and incorporated herein by reference
                         (File No. 1-9025)

             10.22       Lease and Option dated July 1, 1985, between Henry C.
                         Crofoot, trustee, and Hycroft Resources - Development
                         Inc. (Crofoot Patented Claims), as amended, filed as
                         Exhibit 10.8 to Granges' Registration Statement on
                         Form S-1, as amended, and incorporated herein by reference (File No. 33-17974)

             10.23       Lease and Option dated July 1, 1985, between Henry C.
                         Crofoot, trustee, and Hycroft Resources - Development
                         Inc. (Crofoot Unpatented Claims), as amended, filed as
                         Exhibit 10.9 to Granges' Registration Statement on
                         Form S-1, as amended, and incorporated herein by reference (File No. 33-17974)

             10.24       Amendment Agreement dated January 14, 1988, between
                         Henry C. Crofoot, et al and Hycroft Resources -
                         Development Inc. filed as Exhibit 10.13 to Granges'
                         Annual Report on Form 10-K for the fiscal year ended
                         December 31, 1988, as amended, and incorporated herein by reference (File No. 1-9025)

             10.25 Second Amendment Agreement dated March 3, 1989, between Henry C. Crofoot, et al and Hycroft Resources
                         - Development Inc. filed as Exhibit 10.24 to the Form
                         20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.26 Third Amendment Agreement dated August 16, 1991 between Henry C. Crofoot, et al and Hycroft Resources
                         - Development Inc. and Blackrock Properties, Inc.
                         filed as Exhibit 10.25 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             10.27       Employment Agreement dated July 31, 1989, between
                         Granges and Janis Busse, filed as Exhibit 28.1 to
                         Granges' Current Report on Form 8-K dated September 6,
                         1989, and incorporated herein by reference (File No.
                         1-9025)

             11.01       Statement of Computation of Per Share Earnings of
                         Granges (Filed with 1995 Form 10-K)

             21.01       List of all subsidiaries of Granges filed as Exhibit
                         21.01 to the Form 20- F/A for the year ended December
                         31, 1994 and incorporated herein by reference (File
                         No. 1-9025)

             22.01 Joint Management Information Circular prepared in connection with the Extraordinary General Meeting of Granges held on March 30, 1995 filed as Exhibit 20.1 to the Form 8-K dated May 1, 1995 and incorporated herein by reference (File No. 1-9025)

             22.02       Management Information and Proxy Circular for an
                         Extraordinary Shareholder Meeting held on September
                         25, 1995 filed as Exhibit 22.02 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             24.01 Power of Attorney in favour of Michael B. Richings filed as Exhibit 24.01 to the Form 20-F/A for the year ended December 31, 1994 and incorporated herein by reference (File No. 1-9025)

             24.02       Power of Attorney in favour of Michael B. Richings
                         (Filed with 1995 Form 10-K)

             99.1        Letter of Intent between Granges and L.B. Mining Co.
                         dated as of February 29, 1996 to enter into an Option
                         Agreement concerning the Guariche project in Venezuela. (Filed with 1995 Form 10-K)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                        GRANGES INC.


Dated: March 28, 1996                   /s/ Michael B. Richings
                                        ---------------------------------------
                                        Michael B. Richings,
                                        President and Chief Executive Officer



         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


Dated: March 28, 1996                   By:  /s/ Amjad J. Ali
                                           ------------------------------------
                                             Amjad J. Ali,
                                             Vice President Finance
                                             and Chief Financial Officer



Dated: March 28, 1996                   By:  /s/ Nancy A. Larson
                                           ------------------------------------
                                             Nancy A. Larson,
                                             Corporate Secretary/Manager
                                             Investor Relations

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Amendment has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:


              Signature                              Title                   Date
              ---------                              -----                   ----
                  *                   Chairman of the Board and            March 28, 1996
  ---------------------------------   Director
  David R. Sinclair

  /s/ Michael B. Richings             President and Chief Executive        March 28, 1996
  ---------------------------------   Officer and Director
  Michael B. Richings
                                      Vice Chairman of the Board
  ---------------------------------   Director
  David Birkenshaw

                  *                   Director                             March 28, 1996
  ---------------------------------
  William Calhoun
                                      Director
  ---------------------------------
  C. Thomas Ogryzlo

                  *                   Director                             March 28, 1996
  ---------------------------------
  Alan G. Thompson

                  *                   Director                             March 28, 1996
  ---------------------------------
  John Walton
                  *                   Director                             March 28, 1996
  ---------------------------------
  Peter Walton

                  *                   Director                             March 28, 1996
  ---------------------------------
  Keith Steeves

  /s/ Amjad J. Ali                    Vice President Finance and Chief     March 28, 1996
  ---------------------------------   Financial Officer
  Amjad J. Ali



* On his own behalf and pursuant to Powers of Attorney dated March 26 and March 28, 1996 the undersigned by signing his name hereby signs this Amendment in the name and on behalf of the foregoing indicated officers and directors.



/s/ Michael B. Richings
- ---------------------------------------------
Michael B. Richings

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned has signed this report solely in the capacity as the duly authorized representative of Granges Inc. in the United States in the City of Denver, Colorado, on this 28th day of March, 1996.


                                        GRANGES (U.S.) INC.


                                        By:      /s/ Michael B. Richings
                                           -------------------------------------
                                           Michael B. Richings,
                                           President and Chief Executive Officer

                                   SCHEDULE J

               SECTION 231 OF THE COMPANY ACT (BRITISH COLUMBIA)


231.     (1)     DISSENT PROCEDURE. -- Where

                 (a) being entitled to give notice of dissent to a resolution as provided in section 37, 127, 150, 246, 268, 273 or 313, a member of a company (in this Act called a "dissenting member") gives notice of dissent;

                 (b) the resolution referred to in paragraph (a) is passed; and

                 (c) the company or its liquidator proposes to act on the authority of the resolution referred to in paragraph
                          (a),

the company or the liquidator shall first give to the dissenting member notice of the intention to act and advise the dissenting member of his rights under this section.

         (2) On receiving a notice of intention to act in accordance with subsection (1), a dissenting member is entitled to require the company to purchase all his shares in respect of which the notice of dissent was given.

         (3) The dissenting member shall exercise his right under subsection (2) by delivering to the registered office of the company, within 14 days after the company, or the liquidator, gives the notice of intention to act,

                 (a) a notice that he requires the company to purchase all his shares referred to in subsection (2); and

                 (b) the share certificates representing all his shares referred to in subsection (2);

and thereupon he is bound to sell those shares to the company and the company is bound to purchase them.

         (4) A dissenting member who has complied with subsection (3), the company, or, if there has been an amalgamation, the amalgamated company, may apply to the court, which may

                 (a) require the dissenting member to sell, and the company or the amalgamated company to purchase, the shares in respect of which the notice of dissent has been given;

                 (b) fix the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case having due regard for the rights of creditors;

                 (c) join in the application any other dissenting member who has complied with subsection (3); and

                 (d) make consequential orders and give directions it considers appropriate.

         (5) The price to be paid to a dissenting member for his shares shall be their fair value as of the day before the date on which the resolution referred to in subsection (1) was passed, including any appreciation or depreciation in anticipation of the vote on the resolution, and every dissenting member who has complied with subsection (3) shall be paid the same price.

        (6) The amalgamation or winding up of the company, or any change in its capital, assets or liabilities resulting from the company acting on the authority of the resolution referred to in subsection (1), shall not affect the right of the dissenting member and the company under this section or the price to be paid for the shares.

        (7)     Every dissenting member who has complied with subsection (3) may

                 (a) not vote, or exercise or assert any rights of a member, in respect of the shares for which notice of dissent has been given, other than under this section;

                 (b) not withdraw the requirement to purchase his shares, unless the company consents; and

                 (c) until he is paid in full, exercise and assert all the rights of a creditor of the company.

         (8) Where the court determines that a person is not a dissenting member, or is not otherwise entitled to the right provided by subsection (2), the court may make the order, without prejudice to any acts or proceedings which the company, its members, or any class of members may have taken during the intervening period, it considers appropriate to remove the limitations imposed on him by subsection (7).

         (9) The relief provided by this section is not available if, subsequent to giving his notice of dissent, the dissenting member acts inconsistently with his dissent; but a request to withdraw the requirement to purchase his shares is not an act inconsistent with his dissent.

         (10) A notice of dissent ceases to be effective if the member giving it consents to or votes in favour of the resolution of the company to which he is dissenting, except where the consent or vote is given solely as a proxy holder for a person whose proxy required an affirmative vote.

        ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO:


         GRANGES INC.                            DA CAPO RESOURCES LTD.
 709 - 700 West Pender Street                    1500 - 625 Howe Street
  Vancouver, British Columbia                  Vancouver, British Columbia
        Canada  V6C 1G8                              Canada  V6C 2T6

   CONTACT: NANCY A. LARSON                      CONTACT: ROSS J. BEATY
   TELEPHONE: (604) 689-7140                    TELEPHONE: (604) 684-1175
   FACSIMILE: (604) 687-8699                    FACSIMILE: (604) 684-0147





GOEPEL SHIELDS & PARTNERS INC.                    SALMAN PARTNERS INC.
  Suite 1100, Pacific Centre                  Suite 2393, 3 Bentall Centre
    701 West Georgia Street                        595 Burrard Street
  Vancouver, British Columbia                  Vancouver, British Columbia
        Canada  V7Y 1C6                              Canada  V6J 3J2

    CONTACT:  K. ROSS CORY                     CONTACT: TERRANCE K. SALMAN
   TELEPHONE: (604) 661-1752                    TELEPHONE: (604) 685-2450
   FACSIMILE: (604) 661-1790                    FACSIMILE: (604) 685-2471





MONTREAL TRUST COMPANY OF CANADA             PACIFIC CORPORATE TRUST COMPANY
 4th Floor, 510 Burrard Street                    830 - 625 Howe Street
  Vancouver, British Columbia                  Vancouver, British Columbia
       Canada   V6C 3B9                              Canada  V6C 3B8

CONTACT: SHAREHOLDER COMMUNICATIONS              CONTACT: LISA SCOTLAND
    TELEPHONE: (604) 661-0222                   TELEPHONE: (604) 689-9853
    FACSIMILE: (604) 683-3694                   FACSIMILE: (604) 689-8144

                                     PROXY

                                  GRANGES INC.
                          709 - 700 West Pender Street
                  Vancouver, British Columbia, Canada  V6C 1G8

                         EXTRAORDINARY GENERAL MEETING
                                October 22, 1996

THIS PROXY IS SOLICITED BY MANAGEMENT OF GRANGES INC.

The undersigned member ("shareholder") of Granges Inc. ("Granges") hereby appoints Michael B. Richings, or failing him, Amjad J. Ali, or instead of either of them

- --------------------------------------------------------------------------------
as proxyholder for and on behalf of the undersigned with the power of substitution to attend the extraordinary general meeting of the shareholders of Granges to be held on October 22, 1996 and at any adjournments thereof (the "Meeting"), to act for and on behalf of and to vote the shares of the undersigned and to cast the number of votes the undersigned would be entitled
to cast if personally present with respect to the       matters specified
below.

I direct my proxy to vote as follows:

1. To pass a special resolution of the shareholders of Granges approving the Amalgamation Agreement dated September 16, 1996 between Granges and Da Capo Resources Ltd.

                                           FOR [ ]            AGAINST [ ]


The undersigned hereby revokes any proxy previously given with respect to the shares represented hereby.

EXECUTED on the _______ day of ____________, 1996.


- --------------------------------------------------
Signature of Shareholder(s)


- --------------------------------------------------
Name of Shareholder(s) (Please print clearly)


- --------------------------------------------------
Address


- --------------------------------------------------
City/Province (State)


- --------------------------------------------------
Number of Shares Held

                                 NOTES TO PROXY

1. The shares represented by this Proxy will, on any ballot, be voted as the shareholder may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO:

           A) AMENDMENTS OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING, AND

           B)     OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING;

           BUT ONLY IF MANAGEMENT OF GRANGES HAS NOT BEEN MADE AWARE A REASONABLE TIME PRIOR TO THIS SOLICITATION THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING.

3. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY TO REPRESENT HIM/HER AT THE MEETING OTHER THAN THE PERSONS NAMED IN THIS FORM OF PROXY. IF A SHAREHOLDER DOES NOT WISH TO APPOINT EITHER OF THE PERSONS NAMED IN THIS PROXY, HE/SHE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE/SHE WISHES TO ACT AS HIS/HER PROXYHOLDER. SUCH OTHER PERSON NEED NOT BE A SHAREHOLDER OF GRANGES.

4. This Proxy may not be valid unless it is dated and signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this Proxy is executed by an attorney for an individual shareholder or joint shareholders or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the Proxy.

5. This Proxy may not be used at the Meeting or any adjournments thereof unless it is deposited at the office of MONTREAL TRUST COMPANY OF CANADA, Granges' Registrar and Transfer Agent, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention:
           Stock & Bond Transfer Department no later than 10:00 a.m. on Friday, October 18, 1996. The Chairman of the Meeting has the discretion to accept proxies filed subsequently.

                                     PROXY

                             DA CAPO RESOURCES LTD.
                             1500 - 625 Howe Street
                  Vancouver, British Columbia, Canada  V6C 2T6

                         EXTRAORDINARY GENERAL MEETING
                                October 22, 1996

THIS PROXY IS SOLICITED BY MANAGEMENT OF DA CAPO RESOURCES LTD.

The undersigned member ("shareholder") of Da Capo Resources Ltd. ("Da Capo") hereby appoints Gordon Jang, or failing him, Christine Rampersad, or instead of either of them

- --------------------------------------------------------------------------------
as proxyholder for and on behalf of the undersigned with the power of substitution to attend the extraordinary general meeting of the shareholders of Da Capo to be held on October 22, 1996 and at any adjournments thereof (the "Meeting"), to act for and on behalf of and to vote the shares of the undersigned and to cast the number of votes the undersigned would be entitled to cast if personally present with respect to the matters specified below.

I direct my proxy to vote as follows:

1. To pass a special resolution of the shareholders of Da Capo approving the Amalgamation Agreement dated September 16, 1996 between Da Capo and Granges Inc.


                                        FOR [ ]              AGAINST  [ ]


The undersigned hereby revokes any proxy previously given with respect to the shares represented hereby.

EXECUTED on the _______ day of ____________, 1996.


- --------------------------------------------------
Signature of Shareholder(s)


- --------------------------------------------------
Name of Shareholder(s) (Please print clearly)


- --------------------------------------------------
Address


- --------------------------------------------------
City/Province (State)


- --------------------------------------------------
Number of Shares Held

                                 NOTES TO PROXY

1. The shares represented by this Proxy will, on any ballot, be voted as the shareholder may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO:

         A) AMENDMENTS OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING, AND

         B)      OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING;

         BUT ONLY IF MANAGEMENT OF DA CAPO HAS NOT BEEN MADE AWARE A REASONABLE TIME PRIOR TO THIS SOLICITATION THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING.

3. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY TO REPRESENT HIM/HER AT THE MEETING OTHER THAN THE PERSONS NAMED IN THIS FORM OF PROXY. IF A SHAREHOLDER DOES NOT WISH TO APPOINT EITHER OF THE PERSONS NAMED IN THIS PROXY, HE/SHE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE/SHE WISHES TO ACT AS HIS/HER PROXYHOLDER. SUCH OTHER PERSON NEED NOT BE A SHAREHOLDER OF DA CAPO.

4. This Proxy may not be valid unless it is dated and signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this Proxy is executed by an attorney for an individual shareholder or joint shareholders or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the Proxy.

5. This Proxy may not be used at the Meeting or any adjournments thereof unless it is deposited at the office of PACIFIC CORPORATE TRUST COMPANY, Da Capo's Registrar and Transfer Agent, 830 - 625 Howe Street, Vancouver, British Columbia, V6C 2B8, Attention: Lisa Scotland no later than 11:00 a.m. on Friday, October 18, 1996. The Chairman of the Meeting has the discretion to accept proxies filed subsequently.